UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-01545

Eaton Vance Special Investment Trust

(Exact Name of Registrant as Specified in Charter)

One Post Office Square, Boston, Massachusetts 02109

(Address of Principal Executive Offices)

Deidre E. Walsh

One Post Office Square, Boston, Massachusetts 02109

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

December 31

Date of Fiscal Year End

December 31, 2024

Date of Reporting Period

Item 1.	Reports to Stockholders

Eaton Vance Balanced Fund

Class A EVIFX

Annual Shareholder Report December 31, 2024

This annual shareholder report contains important information about the Eaton Vance Balanced Fund for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at www.eatonvance.com/open-end-mutual-fund-documents.php. You can also request this information by contacting us at 1-800-262-1122.

What were the Fund costs for the last year?Footnote Reference*

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$106	0.97%
Footnote	Description
Footnote*	Expenses in the table reflect the expenses of both the Fund and Stock Portfolio and Core Bond Portfolio, the Portfolios in which it invests.

How did the Fund perform last year and what affected its performance?

Key contributors to (↑) and detractors from (↓) performance, relative to the S&P 500® Index (the Index), and the Bloomberg U.S. Aggregate Bond Index (the Secondary Index):

• The Fund invests in a blend of Stock Portfolio — the Fund’s equity allocation — and Core Bond Portfolio — the Fund’s fixed-income allocation

↓ Core Bond Portfolio underperformed the Index and detracted from Index-relative returns during the period — but outperformed the Secondary Index

↓ An underweight exposure to agency mortgage-backed securities (MBS), yield-curve positioning, and the use of derivatives detracted from returns during the period

↑ Bond selections ― notably in investment-grade corporate bonds ― and sector allocations ― notably an overweight exposure to commercial MBS ― aided returns

↑ Stock Portfolio outperformed the Index; an overweight position in artificial intelligence chipmaker NVIDIA Corp. contributed to Index-relative returns

↑ Among sectors, stock selections and underweight exposures to health care and consumer staples, and stock selections in information technology, helped returns

↓ An overweight position in energy exploration and production firm ConocoPhillips fell in value as global energy demand and oil prices weakened during the period

↓ Among sectors within the Index, the Fund’s stock selections in the energy and real estate sectors detracted from Index-relative performance during the period

Fund Performance

Comparison of the change in value of a $10,000 investment for the period indicated.

	Class A with Maximum Sales Charge	S&P 500® Index	Blended Index	Bloomberg U.S. Aggregate Bond Index
12/14	$10,000	$10,000	$10,000	$10,000
1/15	$9,453	$9,700	$9,904	$10,210
2/15	$9,755	$10,257	$10,208	$10,114
3/15	$9,747	$10,095	$10,130	$10,161
4/15	$9,759	$10,192	$10,174	$10,124
5/15	$9,879	$10,323	$10,243	$10,100
6/15	$9,750	$10,123	$10,079	$9,990
7/15	$9,889	$10,335	$10,234	$10,059
8/15	$9,552	$9,712	$9,857	$10,045
9/15	$9,354	$9,471	$9,738	$10,113
10/15	$9,820	$10,270	$10,231	$10,114
11/15	$9,832	$10,301	$10,239	$10,088
12/15	$9,726	$10,138	$10,128	$10,055
1/16	$9,512	$9,635	$9,883	$10,193
2/16	$9,453	$9,622	$9,903	$10,266
3/16	$9,865	$10,275	$10,342	$10,360
4/16	$9,865	$10,315	$10,382	$10,400
5/16	$9,948	$10,500	$10,495	$10,402
6/16	$10,044	$10,527	$10,587	$10,589
7/16	$10,248	$10,915	$10,848	$10,656
8/16	$10,212	$10,931	$10,852	$10,644
9/16	$10,186	$10,933	$10,851	$10,638
10/16	$10,042	$10,733	$10,699	$10,556
11/16	$10,054	$11,131	$10,835	$10,307
12/16	$10,174	$11,351	$10,970	$10,321
1/17	$10,258	$11,566	$11,103	$10,341
2/17	$10,512	$12,025	$11,398	$10,411
3/17	$10,507	$12,039	$11,403	$10,406
4/17	$10,604	$12,163	$11,509	$10,486
5/17	$10,750	$12,334	$11,641	$10,567
6/17	$10,831	$12,411	$11,680	$10,556
7/17	$10,962	$12,667	$11,844	$10,601
8/17	$11,011	$12,705	$11,909	$10,696
9/17	$11,090	$12,967	$12,033	$10,645
10/17	$11,250	$13,270	$12,205	$10,652
11/17	$11,410	$13,677	$12,423	$10,638
12/17	$11,551	$13,829	$12,529	$10,687
1/18	$11,855	$14,621	$12,901	$10,564
2/18	$11,550	$14,082	$12,567	$10,464
3/18	$11,412	$13,724	$12,408	$10,531
4/18	$11,462	$13,777	$12,399	$10,452
5/18	$11,641	$14,108	$12,614	$10,527
6/18	$11,659	$14,195	$12,654	$10,514
7/18	$11,953	$14,724	$12,938	$10,516
8/18	$12,164	$15,203	$13,224	$10,584
9/18	$12,173	$15,290	$13,235	$10,516
10/18	$11,646	$14,245	$12,651	$10,433
11/18	$11,787	$14,535	$12,836	$10,495
12/18	$11,155	$13,223	$12,235	$10,688
1/19	$11,761	$14,282	$12,875	$10,801
2/19	$12,003	$14,741	$13,120	$10,795
3/19	$12,290	$15,027	$13,374	$11,003
4/19	$12,628	$15,636	$13,700	$11,005
5/19	$12,398	$14,642	$13,275	$11,201
6/19	$12,890	$15,674	$13,903	$11,341
7/19	$13,080	$15,899	$14,035	$11,366
8/19	$13,154	$15,648	$14,047	$11,661
9/19	$13,159	$15,940	$14,175	$11,599
10/19	$13,296	$16,286	$14,376	$11,634
11/19	$13,556	$16,877	$14,686	$11,628
12/19	$13,791	$17,386	$14,948	$11,620
1/20	$13,931	$17,379	$15,060	$11,843
2/20	$13,315	$15,949	$14,424	$12,056
3/20	$12,032	$13,979	$13,321	$11,985
4/20	$13,100	$15,771	$14,441	$12,198
5/20	$13,550	$16,522	$14,880	$12,255
6/20	$13,807	$16,850	$15,095	$12,332
7/20	$14,456	$17,801	$15,696	$12,517
8/20	$15,058	$19,080	$16,322	$12,416
9/20	$14,671	$18,355	$15,947	$12,409
10/20	$14,428	$17,867	$15,664	$12,353
11/20	$15,328	$19,823	$16,754	$12,475
12/20	$15,750	$20,585	$17,150	$12,492
1/21	$15,562	$20,377	$16,997	$12,402
2/21	$15,822	$20,939	$17,180	$12,223
3/21	$16,034	$21,856	$17,545	$12,071
4/21	$16,756	$23,022	$18,163	$12,166
5/21	$16,756	$23,183	$18,262	$12,206
6/21	$17,067	$23,724	$18,570	$12,291
7/21	$17,342	$24,288	$18,917	$12,429
8/21	$17,603	$25,026	$19,248	$12,405
9/21	$16,965	$23,863	$18,644	$12,298
10/21	$17,632	$25,534	$19,426	$12,294
11/21	$17,487	$25,357	$19,368	$12,331
12/21	$17,956	$26,494	$19,869	$12,299
1/22	$17,035	$25,123	$19,081	$12,034
2/22	$16,832	$24,371	$18,653	$11,900
3/22	$17,014	$25,276	$18,861	$11,569
4/22	$15,950	$23,071	$17,588	$11,130
5/22	$15,871	$23,114	$17,653	$11,202
6/22	$15,135	$21,206	$16,668	$11,026
7/22	$15,982	$23,161	$17,753	$11,296
8/22	$15,480	$22,217	$17,118	$10,977
9/22	$14,510	$20,170	$15,876	$10,502
10/22	$14,982	$21,804	$16,565	$10,366
11/22	$15,675	$23,022	$17,364	$10,748
12/22	$15,159	$21,696	$16,732	$10,699
1/23	$15,770	$23,059	$17,569	$11,028
2/23	$15,324	$22,496	$17,130	$10,743
3/23	$15,852	$23,322	$17,682	$11,016
4/23	$15,985	$23,686	$17,890	$11,083
5/23	$15,918	$23,789	$17,859	$10,962
6/23	$16,460	$25,361	$18,541	$10,923
7/23	$16,759	$26,176	$18,894	$10,915
8/23	$16,693	$25,759	$18,665	$10,846
9/23	$16,006	$24,531	$17,941	$10,570
10/23	$15,722	$24,015	$17,602	$10,403
11/23	$16,924	$26,208	$18,885	$10,874
12/23	$17,592	$27,399	$19,689	$11,291
1/24	$17,996	$27,859	$19,866	$11,260
2/24	$18,620	$29,347	$20,390	$11,101
3/24	$18,971	$30,291	$20,859	$11,203
4/24	$18,294	$29,054	$20,137	$10,920
5/24	$19,140	$30,494	$20,873	$11,105
6/24	$19,810	$31,589	$21,401	$11,210
7/24	$20,013	$31,973	$21,757	$11,472
8/24	$20,573	$32,749	$22,199	$11,637
9/24	$20,902	$33,448	$22,602	$11,793
10/24	$20,664	$33,145	$22,255	$11,500
11/24	$21,379	$35,090	$23,133	$11,622
12/24	$21,012	$34,254	$22,651	$11,432

Average Annual Total Returns (%)

Fund	1 Year	5 Years	10 Years
Class A	19.46%	8.78%	8.28%
Class A with 5.25% Maximum Sales Charge	13.18%	7.61%	7.70%
S&P 500® Index	25.02%	14.51%	13.09%
Bloomberg U.S. Aggregate Bond Index	1.25%	(0.33)%	1.35%
Blended IndexFootnote Reference1	15.04%	8.66%	8.51%
Footnote	Description
Footnote[1]	Benchmark is an internally constructed benchmark comprised of a blend of 60% S&P 500® Index and 40% Bloomberg U.S. Aggregate Bond Index, and is rebalanced monthly.

Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance assumes that all dividends and distributions, if any, were reinvested. For more recent performance information, visit www.eatonvance.com/performance.php.

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Key Fund Statistics

Total Net Assets	$1,013,190,430
# of Portfolio Holdings (for Stock and Core Bond Portfolios)	373
Portfolio Turnover Rate	5%
Total Advisory Fees Paid	$5,002,640

What did the Fund invest in?

The following tables reflect what the Fund invested in as of the report date.

References to the Fund's investments are to the Fund's pro rata share of the investments of Stock Portfolio and Core Bond Portfolio, affiliated investment companies in which the Fund invests substantially all of its assets.

Asset Allocation (% of total investments)

Common Stocks
58.7%
U.S. Government Agency Mortgage-Backed Securities
10.8%
Corporate Bonds
9.5%
U.S. Treasury Obligations
7.9%
Asset-Backed Securities
4.7%
Short-Term Investments
4.3%
Commercial Mortgage-Backed Securities
2.9%
Other†
1.2%

Value	Value
OtherFootnote Reference†	1.2%
Commercial Mortgage-Backed Securities	2.9%
Short-Term Investments	4.3%
Asset-Backed Securities	4.7%
U.S. Treasury Obligations	7.9%
Corporate Bonds	9.5%
U.S. Government Agency Mortgage-Backed Securities	10.8%
Common Stocks	58.7%
Footnote	Description
Footnote†	Investment types less than 1% each

Top Ten Holdings (% of total investments)Footnote Referencea

Uniform Mortgage-Backed Security, 5.50%, 30-Year, TBA	4.7%
Apple, Inc.	4.5%
Microsoft Corp.	4.5%
NVIDIA Corp.	4.3%
Amazon.com, Inc.	3.2%
Alphabet, Inc., Class C	2.6%
Uniform Mortgage-Backed Security, 5.00%, 30-Year, TBA	2.6%
Broadcom, Inc.	2.1%
Meta Platforms, Inc., Class A	1.8%
U.S. Treasury Notes, 0.38%, 12/31/25	1.5%
Total	31.8%
Footnote	Description
Footnote[a]	Excluding cash equivalents

Additional Information

If you wish to view additional information about the Fund, including the prospectus, statement of additional information, financial statements and holdings, please scan the QR code or visit www.eatonvance.com/open-end-mutual-fund-documents.php. For proxy information, please visit www.eatonvance.com/proxyvoting.

Householding

The Funds may deliver a single copy of certain required shareholder documents (including prospectuses, shareholder reports, and proxy materials) to investors with the same last name and the same address. Your participation will continue indefinitely unless you instruct otherwise by calling 1-800-262-1122 or by contacting your financial intermediary. Your instruction will typically be effective within 30 days of receipt.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Annual Shareholder Report December 31, 2024

EVIFX-TSR-AR

Eaton Vance Balanced Fund

Class C ECIFX

Annual Shareholder Report December 31, 2024

This annual shareholder report contains important information about the Eaton Vance Balanced Fund for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at www.eatonvance.com/open-end-mutual-fund-documents.php. You can also request this information by contacting us at 1-800-262-1122.

What were the Fund costs for the last year?Footnote Reference*

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class C	$188	1.72%
Footnote	Description
Footnote*	Expenses in the table reflect the expenses of both the Fund and Stock Portfolio and Core Bond Portfolio, the Portfolios in which it invests.

How did the Fund perform last year and what affected its performance?

Key contributors to (↑) and detractors from (↓) performance, relative to the S&P 500® Index (the Index), and the Bloomberg U.S. Aggregate Bond Index (the Secondary Index):

• The Fund invests in a blend of Stock Portfolio — the Fund’s equity allocation — and Core Bond Portfolio — the Fund’s fixed-income allocation

↓ Core Bond Portfolio underperformed the Index and detracted from Index-relative returns during the period — but outperformed the Secondary Index

↓ An underweight exposure to agency mortgage-backed securities (MBS), yield-curve positioning, and the use of derivatives detracted from returns during the period

↑ Bond selections ― notably in investment-grade corporate bonds ― and sector allocations ― notably an overweight exposure to commercial MBS ― aided returns

↑ Stock Portfolio outperformed the Index; an overweight position in artificial intelligence chipmaker NVIDIA Corp. contributed to Index-relative returns

↑ Among sectors, stock selections and underweight exposures to health care and consumer staples, and stock selections in information technology, helped returns

↓ An overweight position in energy exploration and production firm ConocoPhillips fell in value as global energy demand and oil prices weakened during the period

↓ Among sectors within the Index, the Fund’s stock selections in the energy and real estate sectors detracted from Index-relative performance during the period

Fund Performance

Comparison of the change in value of a $10,000 investment for the period indicated.

	Class C	S&P 500® Index	Blended Index	Bloomberg U.S. Aggregate Bond Index
12/14	$10,000	$10,000	$10,000	$10,000
1/15	$9,976	$9,700	$9,904	$10,210
2/15	$10,294	$10,257	$10,208	$10,114
3/15	$10,273	$10,095	$10,130	$10,161
4/15	$10,284	$10,192	$10,174	$10,124
5/15	$10,399	$10,323	$10,243	$10,100
6/15	$10,257	$10,123	$10,079	$9,990
7/15	$10,403	$10,335	$10,234	$10,059
8/15	$10,039	$9,712	$9,857	$10,045
9/15	$9,826	$9,471	$9,738	$10,113
10/15	$10,314	$10,270	$10,231	$10,114
11/15	$10,314	$10,301	$10,239	$10,088
12/15	$10,186	$10,138	$10,128	$10,055
1/16	$9,963	$9,635	$9,883	$10,193
2/16	$9,901	$9,622	$9,903	$10,266
3/16	$10,328	$10,275	$10,342	$10,360
4/16	$10,315	$10,315	$10,382	$10,400
5/16	$10,390	$10,500	$10,495	$10,402
6/16	$10,485	$10,527	$10,587	$10,589
7/16	$10,697	$10,915	$10,848	$10,656
8/16	$10,647	$10,931	$10,852	$10,644
9/16	$10,627	$10,933	$10,851	$10,638
10/16	$10,465	$10,733	$10,699	$10,556
11/16	$10,465	$11,131	$10,835	$10,307
12/16	$10,581	$11,351	$10,970	$10,321
1/17	$10,669	$11,566	$11,103	$10,341
2/17	$10,932	$12,025	$11,398	$10,411
3/17	$10,908	$12,039	$11,403	$10,406
4/17	$11,008	$12,163	$11,509	$10,486
5/17	$11,159	$12,334	$11,641	$10,567
6/17	$11,234	$12,411	$11,680	$10,556
7/17	$11,356	$12,667	$11,844	$10,601
8/17	$11,394	$12,705	$11,909	$10,696
9/17	$11,479	$12,967	$12,033	$10,645
10/17	$11,631	$13,270	$12,205	$10,652
11/17	$11,783	$13,677	$12,423	$10,638
12/17	$11,918	$13,829	$12,529	$10,687
1/18	$12,231	$14,621	$12,901	$10,564
2/18	$11,918	$14,082	$12,567	$10,464
3/18	$11,767	$13,724	$12,408	$10,531
4/18	$11,806	$13,777	$12,399	$10,452
5/18	$11,989	$14,108	$12,614	$10,527
6/18	$11,998	$14,195	$12,654	$10,514
7/18	$12,285	$14,724	$12,938	$10,516
8/18	$12,501	$15,203	$13,224	$10,584
9/18	$12,501	$15,290	$13,235	$10,516
10/18	$11,962	$14,245	$12,651	$10,433
11/18	$12,080	$14,535	$12,836	$10,495
12/18	$11,437	$13,223	$12,235	$10,688
1/19	$12,042	$14,282	$12,875	$10,801
2/19	$12,289	$14,741	$13,120	$10,795
3/19	$12,572	$15,027	$13,374	$11,003
4/19	$12,916	$15,636	$13,700	$11,005
5/19	$12,668	$14,642	$13,275	$11,201
6/19	$13,158	$15,674	$13,903	$11,341
7/19	$13,337	$15,899	$14,035	$11,366
8/19	$13,413	$15,648	$14,047	$11,661
9/19	$13,406	$15,940	$14,175	$11,599
10/19	$13,531	$16,286	$14,376	$11,634
11/19	$13,795	$16,877	$14,686	$11,628
12/19	$14,035	$17,386	$14,948	$11,620
1/20	$14,162	$17,379	$15,060	$11,843
2/20	$13,524	$15,949	$14,424	$12,056
3/20	$12,217	$13,979	$13,321	$11,985
4/20	$13,283	$15,771	$14,441	$12,198
5/20	$13,737	$16,522	$14,880	$12,255
6/20	$14,002	$16,850	$15,095	$12,332
7/20	$14,642	$17,801	$15,696	$12,517
8/20	$15,235	$19,080	$16,322	$12,416
9/20	$14,846	$18,355	$15,947	$12,409
10/20	$14,587	$17,867	$15,664	$12,353
11/20	$15,493	$19,823	$16,754	$12,475
12/20	$15,889	$20,585	$17,150	$12,492
1/21	$15,701	$20,377	$16,997	$12,402
2/21	$15,947	$20,939	$17,180	$12,223
3/21	$16,159	$21,856	$17,545	$12,071
4/21	$16,869	$23,022	$18,163	$12,166
5/21	$16,869	$23,183	$18,262	$12,206
6/21	$17,163	$23,724	$18,570	$12,291
7/21	$17,438	$24,288	$18,917	$12,429
8/21	$17,685	$25,026	$19,248	$12,405
9/21	$17,032	$23,863	$18,644	$12,298
10/21	$17,699	$25,534	$19,426	$12,294
11/21	$17,540	$25,357	$19,368	$12,331
12/21	$17,989	$26,494	$19,869	$12,299
1/22	$17,054	$25,123	$19,081	$12,034
2/22	$16,852	$24,371	$18,653	$11,900
3/22	$17,015	$25,276	$18,861	$11,569
4/22	$15,940	$23,071	$17,588	$11,130
5/22	$15,862	$23,114	$17,653	$11,202
6/22	$15,114	$21,206	$16,668	$11,026
7/22	$15,940	$23,161	$17,753	$11,296
8/22	$15,426	$22,217	$17,118	$10,977
9/22	$14,465	$20,170	$15,876	$10,502
10/22	$14,918	$21,804	$16,565	$10,366
11/22	$15,590	$23,022	$17,364	$10,748
12/22	$15,081	$21,696	$16,732	$10,699
1/23	$15,669	$23,059	$17,569	$11,028
2/23	$15,228	$22,496	$17,130	$10,743
3/23	$15,735	$23,322	$17,682	$11,016
4/23	$15,866	$23,686	$17,890	$11,083
5/23	$15,768	$23,789	$17,859	$10,962
6/23	$16,304	$25,361	$18,541	$10,923
7/23	$16,599	$26,176	$18,894	$10,915
8/23	$16,533	$25,759	$18,665	$10,846
9/23	$15,840	$24,531	$17,941	$10,570
10/23	$15,545	$24,015	$17,602	$10,403
11/23	$16,710	$26,208	$18,885	$10,874
12/23	$17,366	$27,399	$19,689	$11,291
1/24	$17,747	$27,859	$19,866	$11,260
2/24	$18,359	$29,347	$20,390	$11,101
3/24	$18,701	$30,291	$20,859	$11,203
4/24	$18,021	$29,054	$20,137	$10,920
5/24	$18,850	$30,494	$20,873	$11,105
6/24	$19,485	$31,589	$21,401	$11,210
7/24	$19,667	$31,973	$21,757	$11,472
8/24	$20,214	$32,749	$22,199	$11,637
9/24	$20,513	$33,448	$22,602	$11,793
10/24	$20,264	$33,145	$22,255	$11,500
11/24	$20,962	$35,090	$23,133	$11,622
12/24	$20,907	$34,254	$22,651	$11,432

Average Annual Total Returns (%)

Fund	1 Year	5 Years	10 Years
Class C, with conversion to Class A after 8 years	18.63%	7.97%	7.65%
Class C, with 1% Maximum Deferred Sales Charge and conversion to Class A after 8 years	17.63%	7.97%	7.65%
S&P 500® Index	25.02%	14.51%	13.09%
Bloomberg U.S. Aggregate Bond Index	1.25%	(0.33)%	1.35%
Blended IndexFootnote Reference1	15.04%	8.66%	8.51%
Footnote	Description
Footnote[1]	Benchmark is an internally constructed benchmark comprised of a blend of 60% S&P 500® Index and 40% Bloomberg U.S. Aggregate Bond Index, and is rebalanced monthly.

Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance assumes that all dividends and distributions, if any, were reinvested. For more recent performance information, visit www.eatonvance.com/performance.php.

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Key Fund Statistics

Total Net Assets	$1,013,190,430
# of Portfolio Holdings (for Stock and Core Bond Portfolios)	373
Portfolio Turnover Rate	5%
Total Advisory Fees Paid	$5,002,640

What did the Fund invest in?

The following tables reflect what the Fund invested in as of the report date.

References to the Fund's investments are to the Fund's pro rata share of the investments of Stock Portfolio and Core Bond Portfolio, affiliated investment companies in which the Fund invests substantially all of its assets.

Asset Allocation (% of total investments)

Value	Value
OtherFootnote Reference†	1.2%
Commercial Mortgage-Backed Securities	2.9%
Short-Term Investments	4.3%
Asset-Backed Securities	4.7%
U.S. Treasury Obligations	7.9%
Corporate Bonds	9.5%
U.S. Government Agency Mortgage-Backed Securities	10.8%
Common Stocks	58.7%
Footnote	Description
Footnote†	Investment types less than 1% each

Top Ten Holdings (% of total investments)Footnote Referencea

Uniform Mortgage-Backed Security, 5.50%, 30-Year, TBA	4.7%
Apple, Inc.	4.5%
Microsoft Corp.	4.5%
NVIDIA Corp.	4.3%
Amazon.com, Inc.	3.2%
Alphabet, Inc., Class C	2.6%
Uniform Mortgage-Backed Security, 5.00%, 30-Year, TBA	2.6%
Broadcom, Inc.	2.1%
Meta Platforms, Inc., Class A	1.8%
U.S. Treasury Notes, 0.38%, 12/31/25	1.5%
Total	31.8%
Footnote	Description
Footnote[a]	Excluding cash equivalents

Additional Information

If you wish to view additional information about the Fund, including the prospectus, statement of additional information, financial statements and holdings, please scan the QR code or visit www.eatonvance.com/open-end-mutual-fund-documents.php. For proxy information, please visit www.eatonvance.com/proxyvoting.

Householding

The Funds may deliver a single copy of certain required shareholder documents (including prospectuses, shareholder reports, and proxy materials) to investors with the same last name and the same address. Your participation will continue indefinitely unless you instruct otherwise by calling 1-800-262-1122 or by contacting your financial intermediary. Your instruction will typically be effective within 30 days of receipt.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Annual Shareholder Report December 31, 2024

ECIFX-TSR-AR

Eaton Vance Balanced Fund

Class I EIIFX

Annual Shareholder Report December 31, 2024

This annual shareholder report contains important information about the Eaton Vance Balanced Fund for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at www.eatonvance.com/open-end-mutual-fund-documents.php. You can also request this information by contacting us at 1-800-262-1122.

What were the Fund costs for the last year?Footnote Reference*

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$79	0.72%
Footnote	Description
Footnote*	Expenses in the table reflect the expenses of both the Fund and Stock Portfolio and Core Bond Portfolio, the Portfolios in which it invests.

How did the Fund perform last year and what affected its performance?

Key contributors to (↑) and detractors from (↓) performance, relative to the S&P 500® Index (the Index), and the Bloomberg U.S. Aggregate Bond Index (the Secondary Index):

• The Fund invests in a blend of Stock Portfolio — the Fund’s equity allocation — and Core Bond Portfolio — the Fund’s fixed-income allocation

↓ Core Bond Portfolio underperformed the Index and detracted from Index-relative returns during the period — but outperformed the Secondary Index

↓ An underweight exposure to agency mortgage-backed securities (MBS), yield-curve positioning, and the use of derivatives detracted from returns during the period

↑ Bond selections ― notably in investment-grade corporate bonds ― and sector allocations ― notably an overweight exposure to commercial MBS ― aided returns

↑ Stock Portfolio outperformed the Index; an overweight position in artificial intelligence chipmaker NVIDIA Corp. contributed to Index-relative returns

↑ Among sectors, stock selections and underweight exposures to health care and consumer staples, and stock selections in information technology, helped returns

↓ An overweight position in energy exploration and production firm ConocoPhillips fell in value as global energy demand and oil prices weakened during the period

↓ Among sectors within the Index, the Fund’s stock selections in the energy and real estate sectors detracted from Index-relative performance during the period

Fund Performance

Comparison of the change in value of a $1,000,000 investment for the period indicated.

	Class I	S&P 500® Index	Blended Index	Bloomberg U.S. Aggregate Bond Index
12/14	$1,000,000	$1,000,000	$1,000,000	$1,000,000
1/15	$998,818	$969,981	$990,376	$1,020,969
2/15	$1,030,733	$1,025,727	$1,020,802	$1,011,370
3/15	$1,029,209	$1,009,506	$1,013,012	$1,016,066
4/15	$1,031,580	$1,019,190	$1,017,389	$1,012,420
5/15	$1,043,087	$1,032,296	$1,024,259	$1,009,982
6/15	$1,030,063	$1,012,313	$1,007,895	$998,970
7/15	$1,046,005	$1,033,522	$1,023,368	$1,005,914
8/15	$1,009,217	$971,166	$985,733	$1,004,469
9/15	$988,884	$947,136	$973,766	$1,011,264
10/15	$1,039,375	$1,027,030	$1,023,116	$1,011,431
11/15	$1,039,375	$1,030,085	$1,023,860	$1,008,759
12/15	$1,028,821	$1,013,838	$1,012,848	$1,005,500
1/16	$1,006,210	$963,527	$988,266	$1,019,336
2/16	$1,001,185	$962,227	$990,270	$1,026,567
3/16	$1,044,065	$1,027,503	$1,034,211	$1,035,986
4/16	$1,044,065	$1,031,487	$1,038,205	$1,039,963
5/16	$1,054,165	$1,050,010	$1,049,498	$1,040,229
6/16	$1,063,672	$1,052,731	$1,058,672	$1,058,920
7/16	$1,086,496	$1,091,544	$1,084,769	$1,065,615
8/16	$1,082,692	$1,093,076	$1,085,186	$1,064,396
9/16	$1,080,719	$1,093,283	$1,085,055	$1,063,773
10/16	$1,064,174	$1,073,340	$1,069,860	$1,055,636
11/16	$1,065,445	$1,113,091	$1,083,511	$1,030,666
12/16	$1,078,804	$1,135,093	$1,096,972	$1,032,120
1/17	$1,089,066	$1,156,621	$1,110,316	$1,034,145
2/17	$1,116,007	$1,202,546	$1,139,753	$1,041,096
3/17	$1,114,801	$1,203,949	$1,140,311	$1,040,550
4/17	$1,125,112	$1,216,313	$1,150,858	$1,048,580
5/17	$1,141,871	$1,233,430	$1,164,119	$1,056,651
6/17	$1,149,906	$1,241,129	$1,168,010	$1,055,587
7/17	$1,165,040	$1,266,650	$1,184,431	$1,060,130
8/17	$1,168,939	$1,270,527	$1,190,856	$1,069,639
9/17	$1,178,104	$1,296,736	$1,203,326	$1,064,544
10/17	$1,196,392	$1,326,995	$1,220,453	$1,065,161
11/17	$1,213,368	$1,367,694	$1,242,285	$1,063,794
12/17	$1,227,788	$1,382,901	$1,252,853	$1,068,676
1/18	$1,261,476	$1,462,078	$1,290,120	$1,056,368
2/18	$1,229,135	$1,408,190	$1,256,698	$1,046,354
3/18	$1,215,100	$1,372,403	$1,240,760	$1,053,065
4/18	$1,219,164	$1,377,669	$1,239,925	$1,045,232
5/18	$1,239,463	$1,410,846	$1,261,380	$1,052,692
6/18	$1,242,191	$1,419,530	$1,265,418	$1,051,397
7/18	$1,272,088	$1,472,355	$1,293,793	$1,051,647
8/18	$1,295,882	$1,520,333	$1,322,418	$1,058,414
9/18	$1,296,357	$1,528,986	$1,323,528	$1,051,599
10/18	$1,241,540	$1,424,480	$1,265,066	$1,043,288
11/18	$1,255,240	$1,453,508	$1,283,555	$1,049,516
12/18	$1,188,640	$1,322,270	$1,223,451	$1,068,797
1/19	$1,253,240	$1,428,231	$1,287,474	$1,080,147
2/19	$1,280,521	$1,474,089	$1,311,978	$1,079,522
3/19	$1,311,912	$1,502,733	$1,337,352	$1,100,250
4/19	$1,347,952	$1,563,578	$1,369,978	$1,100,532
5/19	$1,322,004	$1,464,216	$1,327,470	$1,120,068
6/19	$1,375,265	$1,567,408	$1,390,271	$1,134,134
7/19	$1,395,530	$1,589,935	$1,403,483	$1,136,629
8/19	$1,404,917	$1,564,750	$1,404,691	$1,166,081
9/19	$1,404,835	$1,594,027	$1,417,468	$1,159,870
10/19	$1,419,436	$1,628,553	$1,437,597	$1,163,364
11/19	$1,447,187	$1,687,668	$1,468,614	$1,162,772
12/19	$1,474,800	$1,738,605	$1,494,800	$1,161,961
1/20	$1,489,759	$1,737,924	$1,505,955	$1,184,323
2/20	$1,423,952	$1,594,859	$1,442,416	$1,205,639
3/20	$1,286,199	$1,397,874	$1,332,126	$1,198,544
4/20	$1,400,389	$1,577,072	$1,444,060	$1,219,849
5/20	$1,448,469	$1,652,185	$1,488,016	$1,225,529
6/20	$1,478,310	$1,685,042	$1,509,521	$1,233,249
7/20	$1,547,702	$1,780,054	$1,569,609	$1,251,670
8/20	$1,610,597	$1,908,005	$1,632,236	$1,241,566
9/20	$1,571,684	$1,835,507	$1,594,666	$1,240,886
10/20	$1,545,689	$1,786,694	$1,566,373	$1,235,345
11/20	$1,642,008	$1,982,273	$1,675,398	$1,247,466
12/20	$1,686,602	$2,058,487	$1,714,971	$1,249,185
1/21	$1,666,536	$2,037,705	$1,699,664	$1,240,229
2/21	$1,695,862	$2,093,895	$1,717,967	$1,222,319
3/21	$1,719,564	$2,185,598	$1,754,530	$1,207,057
4/21	$1,795,404	$2,302,241	$1,816,257	$1,216,592
5/21	$1,796,954	$2,318,321	$1,826,242	$1,220,567
6/21	$1,831,395	$2,372,442	$1,856,954	$1,229,143
7/21	$1,860,888	$2,428,799	$1,891,726	$1,242,886
8/21	$1,888,825	$2,502,648	$1,924,797	$1,240,520
9/21	$1,819,995	$2,386,250	$1,864,418	$1,229,779
10/21	$1,893,106	$2,553,435	$1,942,587	$1,229,440
11/21	$1,877,550	$2,535,743	$1,936,810	$1,233,078
12/21	$1,927,436	$2,649,385	$1,986,908	$1,229,922
1/22	$1,830,226	$2,512,287	$1,908,095	$1,203,425
2/22	$1,808,438	$2,437,066	$1,865,302	$1,189,999
3/22	$1,829,173	$2,527,553	$1,886,128	$1,156,939
4/22	$1,713,168	$2,307,145	$1,758,813	$1,113,035
5/22	$1,706,443	$2,311,378	$1,765,286	$1,120,212
6/22	$1,628,368	$2,120,588	$1,666,780	$1,102,638
7/22	$1,717,802	$2,316,116	$1,775,282	$1,129,580
8/22	$1,665,491	$2,221,660	$1,711,777	$1,097,662
9/22	$1,562,191	$2,017,049	$1,587,601	$1,050,236
10/22	$1,613,021	$2,180,352	$1,656,497	$1,036,633
11/22	$1,687,573	$2,302,198	$1,736,407	$1,074,756
12/22	$1,633,141	$2,169,558	$1,673,249	$1,069,908
1/23	$1,698,822	$2,305,880	$1,756,921	$1,102,823
2/23	$1,650,893	$2,249,619	$1,713,031	$1,074,309
3/23	$1,708,749	$2,332,212	$1,768,172	$1,101,599
4/23	$1,723,018	$2,368,614	$1,789,018	$1,108,275
5/23	$1,714,100	$2,378,910	$1,785,892	$1,096,208
6/23	$1,775,324	$2,536,097	$1,854,146	$1,092,298
7/23	$1,807,570	$2,617,569	$1,889,368	$1,091,536
8/23	$1,800,404	$2,575,893	$1,866,491	$1,084,564
9/23	$1,727,471	$2,453,080	$1,794,125	$1,057,004
10/23	$1,696,880	$2,401,500	$1,760,165	$1,040,323
11/23	$1,826,440	$2,620,818	$1,888,498	$1,087,435
12/23	$1,899,654	$2,739,884	$1,968,891	$1,129,061
1/24	$1,941,465	$2,785,925	$1,986,580	$1,125,961
2/24	$2,010,543	$2,934,682	$2,038,998	$1,110,053
3/24	$2,049,634	$3,029,104	$2,085,892	$1,120,303
4/24	$1,976,629	$2,905,381	$2,013,699	$1,092,006
5/24	$2,069,711	$3,049,444	$2,087,263	$1,110,519
6/24	$2,141,486	$3,158,864	$2,140,105	$1,121,033
7/24	$2,163,468	$3,197,315	$2,175,730	$1,147,217
8/24	$2,225,753	$3,274,872	$2,219,901	$1,163,702
9/24	$2,260,865	$3,344,813	$2,260,237	$1,179,283
10/24	$2,235,111	$3,314,481	$2,225,518	$1,150,038
11/24	$2,314,213	$3,509,044	$2,313,314	$1,162,197
12/24	$2,274,546	$3,425,395	$2,265,084	$1,143,177

Average Annual Total Returns (%)

Fund	1 Year	5 Years	10 Years
Class I	19.74%	9.04%	8.56%
S&P 500® Index	25.02%	14.51%	13.09%
Bloomberg U.S. Aggregate Bond Index	1.25%	(0.33)%	1.35%
Blended IndexFootnote Reference1	15.04%	8.66%	8.51%
Footnote	Description
Footnote[1]	Benchmark is an internally constructed benchmark comprised of a blend of 60% S&P 500® Index and 40% Bloomberg U.S. Aggregate Bond Index, and is rebalanced monthly.

Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance assumes that all dividends and distributions, if any, were reinvested. For more recent performance information, visit www.eatonvance.com/performance.php.

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Key Fund Statistics

Total Net Assets	$1,013,190,430
# of Portfolio Holdings (for Stock and Core Bond Portfolios)	373
Portfolio Turnover Rate	5%
Total Advisory Fees Paid	$5,002,640

What did the Fund invest in?

The following tables reflect what the Fund invested in as of the report date.

References to the Fund's investments are to the Fund's pro rata share of the investments of Stock Portfolio and Core Bond Portfolio, affiliated investment companies in which the Fund invests substantially all of its assets.

Asset Allocation (% of total investments)

Value	Value
OtherFootnote Reference†	1.2%
Commercial Mortgage-Backed Securities	2.9%
Short-Term Investments	4.3%
Asset-Backed Securities	4.7%
U.S. Treasury Obligations	7.9%
Corporate Bonds	9.5%
U.S. Government Agency Mortgage-Backed Securities	10.8%
Common Stocks	58.7%
Footnote	Description
Footnote†	Investment types less than 1% each

Top Ten Holdings (% of total investments)Footnote Referencea

Uniform Mortgage-Backed Security, 5.50%, 30-Year, TBA	4.7%
Apple, Inc.	4.5%
Microsoft Corp.	4.5%
NVIDIA Corp.	4.3%
Amazon.com, Inc.	3.2%
Alphabet, Inc., Class C	2.6%
Uniform Mortgage-Backed Security, 5.00%, 30-Year, TBA	2.6%
Broadcom, Inc.	2.1%
Meta Platforms, Inc., Class A	1.8%
U.S. Treasury Notes, 0.38%, 12/31/25	1.5%
Total	31.8%
Footnote	Description
Footnote[a]	Excluding cash equivalents

Additional Information

If you wish to view additional information about the Fund, including the prospectus, statement of additional information, financial statements and holdings, please scan the QR code or visit www.eatonvance.com/open-end-mutual-fund-documents.php. For proxy information, please visit www.eatonvance.com/proxyvoting.

Householding

The Funds may deliver a single copy of certain required shareholder documents (including prospectuses, shareholder reports, and proxy materials) to investors with the same last name and the same address. Your participation will continue indefinitely unless you instruct otherwise by calling 1-800-262-1122 or by contacting your financial intermediary. Your instruction will typically be effective within 30 days of receipt.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Annual Shareholder Report December 31, 2024

EIIFX-TSR-AR

Eaton Vance Balanced Fund

Class R ERIFX

Annual Shareholder Report December 31, 2024

This annual shareholder report contains important information about the Eaton Vance Balanced Fund for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at www.eatonvance.com/open-end-mutual-fund-documents.php. You can also request this information by contacting us at 1-800-262-1122.

What were the Fund costs for the last year?Footnote Reference*

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class R	$134	1.22%
Footnote	Description
Footnote*	Expenses in the table reflect the expenses of both the Fund and Stock Portfolio and Core Bond Portfolio, the Portfolios in which it invests.

How did the Fund perform last year and what affected its performance?

Key contributors to (↑) and detractors from (↓) performance, relative to the S&P 500® Index (the Index), and the Bloomberg U.S. Aggregate Bond Index (the Secondary Index):

• The Fund invests in a blend of Stock Portfolio — the Fund’s equity allocation — and Core Bond Portfolio — the Fund’s fixed-income allocation

↓ Core Bond Portfolio underperformed the Index and detracted from Index-relative returns during the period — but outperformed the Secondary Index

↓ An underweight exposure to agency mortgage-backed securities (MBS), yield-curve positioning, and the use of derivatives detracted from returns during the period

↑ Bond selections ― notably in investment-grade corporate bonds ― and sector allocations ― notably an overweight exposure to commercial MBS ― aided returns

↑ Stock Portfolio outperformed the Index; an overweight position in artificial intelligence chipmaker NVIDIA Corp. contributed to Index-relative returns

↑ Among sectors, stock selections and underweight exposures to health care and consumer staples, and stock selections in information technology, helped returns

↓ An overweight position in energy exploration and production firm ConocoPhillips fell in value as global energy demand and oil prices weakened during the period

↓ Among sectors within the Index, the Fund’s stock selections in the energy and real estate sectors detracted from Index-relative performance during the period

Fund Performance

Comparison of the change in value of a $10,000 investment for the period indicated.

	Class R	S&P 500® Index	Blended Index	Bloomberg U.S. Aggregate Bond Index
12/14	$10,000	$10,000	$10,000	$10,000
1/15	$9,976	$9,700	$9,904	$10,210
2/15	$10,296	$10,257	$10,208	$10,114
3/15	$10,287	$10,095	$10,130	$10,161
4/15	$10,299	$10,192	$10,174	$10,124
5/15	$10,426	$10,323	$10,243	$10,100
6/15	$10,290	$10,123	$10,079	$9,990
7/15	$10,437	$10,335	$10,234	$10,059
8/15	$10,082	$9,712	$9,857	$10,045
9/15	$9,873	$9,471	$9,738	$10,113
10/15	$10,364	$10,270	$10,231	$10,114
11/15	$10,377	$10,301	$10,239	$10,088
12/15	$10,265	$10,138	$10,128	$10,055
1/16	$10,039	$9,635	$9,883	$10,193
2/16	$9,977	$9,622	$9,903	$10,266
3/16	$10,411	$10,275	$10,342	$10,360
4/16	$10,411	$10,315	$10,382	$10,400
5/16	$10,487	$10,500	$10,495	$10,402
6/16	$10,587	$10,527	$10,587	$10,589
7/16	$10,814	$10,915	$10,848	$10,656
8/16	$10,763	$10,931	$10,852	$10,644
9/16	$10,741	$10,933	$10,851	$10,638
10/16	$10,577	$10,733	$10,699	$10,556
11/16	$10,589	$11,131	$10,835	$10,307
12/16	$10,722	$11,351	$10,970	$10,321
1/17	$10,811	$11,566	$11,103	$10,341
2/17	$11,079	$12,025	$11,398	$10,411
3/17	$11,068	$12,039	$11,403	$10,406
4/17	$11,158	$12,163	$11,509	$10,486
5/17	$11,311	$12,334	$11,641	$10,567
6/17	$11,403	$12,411	$11,680	$10,556
7/17	$11,540	$12,667	$11,844	$10,601
8/17	$11,579	$12,705	$11,909	$10,696
9/17	$11,656	$12,967	$12,033	$10,645
10/17	$11,837	$13,270	$12,205	$10,652
11/17	$11,993	$13,677	$12,423	$10,638
12/17	$12,139	$13,829	$12,529	$10,687
1/18	$12,459	$14,621	$12,901	$10,564
2/18	$12,139	$14,082	$12,567	$10,464
3/18	$11,988	$13,724	$12,408	$10,531
4/18	$12,041	$13,777	$12,399	$10,452
5/18	$12,229	$14,108	$12,614	$10,527
6/18	$12,242	$14,195	$12,654	$10,514
7/18	$12,551	$14,724	$12,938	$10,516
8/18	$12,759	$15,203	$13,224	$10,584
9/18	$12,777	$15,290	$13,235	$10,516
10/18	$12,222	$14,245	$12,651	$10,433
11/18	$12,358	$14,535	$12,836	$10,495
12/18	$11,701	$13,223	$12,235	$10,688
1/19	$12,324	$14,282	$12,875	$10,801
2/19	$12,593	$14,741	$13,120	$10,795
3/19	$12,888	$15,027	$13,374	$11,003
4/19	$13,243	$15,636	$13,700	$11,005
5/19	$12,987	$14,642	$13,275	$11,201
6/19	$13,497	$15,674	$13,903	$11,341
7/19	$13,696	$15,899	$14,035	$11,366
8/19	$13,775	$15,648	$14,047	$11,661
9/19	$13,771	$15,940	$14,175	$11,599
10/19	$13,915	$16,286	$14,376	$11,634
11/19	$14,173	$16,877	$14,686	$11,628
12/19	$14,428	$17,386	$14,948	$11,620
1/20	$14,575	$17,379	$15,060	$11,843
2/20	$13,914	$15,949	$14,424	$12,056
3/20	$12,576	$13,979	$13,321	$11,985
4/20	$13,682	$15,771	$14,441	$12,198
5/20	$14,153	$16,522	$14,880	$12,255
6/20	$14,431	$16,850	$15,095	$12,332
7/20	$15,096	$17,801	$15,696	$12,517
8/20	$15,712	$19,080	$16,322	$12,416
9/20	$15,326	$18,355	$15,947	$12,409
10/20	$15,072	$17,867	$15,664	$12,353
11/20	$16,000	$19,823	$16,754	$12,475
12/20	$16,432	$20,585	$17,150	$12,492
1/21	$16,236	$20,377	$16,997	$12,402
2/21	$16,508	$20,939	$17,180	$12,223
3/21	$16,720	$21,856	$17,545	$12,071
4/21	$17,461	$23,022	$18,163	$12,166
5/21	$17,461	$23,183	$18,262	$12,206
6/21	$17,792	$23,724	$18,570	$12,291
7/21	$18,065	$24,288	$18,917	$12,429
8/21	$18,337	$25,026	$19,248	$12,405
9/21	$17,660	$23,863	$18,644	$12,298
10/21	$18,357	$25,534	$19,426	$12,294
11/21	$18,206	$25,357	$19,368	$12,331
12/21	$18,686	$26,494	$19,869	$12,299
1/22	$17,723	$25,123	$19,081	$12,034
2/22	$17,511	$24,371	$18,653	$11,900
3/22	$17,707	$25,276	$18,861	$11,569
4/22	$16,579	$23,071	$17,588	$11,130
5/22	$16,513	$23,114	$17,653	$11,202
6/22	$15,733	$21,206	$16,668	$11,026
7/22	$16,602	$23,161	$17,753	$11,296
8/22	$16,078	$22,217	$17,118	$10,977
9/22	$15,072	$20,170	$15,876	$10,502
10/22	$15,565	$21,804	$16,565	$10,366
11/22	$16,272	$23,022	$17,364	$10,748
12/22	$15,740	$21,696	$16,732	$10,699
1/23	$16,376	$23,059	$17,569	$11,028
2/23	$15,895	$22,496	$17,130	$10,743
3/23	$16,452	$23,322	$17,682	$11,016
4/23	$16,590	$23,686	$17,890	$11,083
5/23	$16,504	$23,789	$17,859	$10,962
6/23	$17,075	$25,361	$18,541	$10,923
7/23	$17,369	$26,176	$18,894	$10,915
8/23	$17,300	$25,759	$18,665	$10,846
9/23	$16,592	$24,531	$17,941	$10,570
10/23	$16,296	$24,015	$17,602	$10,403
11/23	$17,530	$26,208	$18,885	$10,874
12/23	$18,232	$27,399	$19,689	$11,291
1/24	$18,617	$27,859	$19,866	$11,260
2/24	$19,283	$29,347	$20,390	$11,101
3/24	$19,637	$30,291	$20,859	$11,203
4/24	$18,933	$29,054	$20,137	$10,920
5/24	$19,812	$30,494	$20,873	$11,105
6/24	$20,497	$31,589	$21,401	$11,210
7/24	$20,690	$31,973	$21,757	$11,472
8/24	$21,272	$32,749	$22,199	$11,637
9/24	$21,601	$33,448	$22,602	$11,793
10/24	$21,354	$33,145	$22,255	$11,500
11/24	$22,096	$35,090	$23,133	$11,622
12/24	$21,725	$34,254	$22,651	$11,432

Average Annual Total Returns (%)Footnote Reference1

Fund	1 Year	5 Years	10 Years
Class R	19.16%	8.52%	8.06%
S&P 500® Index	25.02%	14.51%	13.09%
Bloomberg U.S. Aggregate Bond Index	1.25%	(0.33)%	1.35%
Blended IndexFootnote Reference2	15.04%	8.66%	8.51%
Footnote	Description
Footnote[1]	Class R performance prior to 5/2/16 is linked to Class A. This linked performance is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. Performance presented in the Financial Highlights included in the financial statements is not linked.
Footnote[2]	Benchmark is an internally constructed benchmark comprised of a blend of 60% S&P 500® Index and 40% Bloomberg U.S. Aggregate Bond Index, and is rebalanced monthly.

Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance assumes that all dividends and distributions, if any, were reinvested. For more recent performance information, visit www.eatonvance.com/performance.php.

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Key Fund Statistics

Total Net Assets	$1,013,190,430
# of Portfolio Holdings (for Stock and Core Bond Portfolios)	373
Portfolio Turnover Rate	5%
Total Advisory Fees Paid	$5,002,640

What did the Fund invest in?

The following tables reflect what the Fund invested in as of the report date.

References to the Fund's investments are to the Fund's pro rata share of the investments of Stock Portfolio and Core Bond Portfolio, affiliated investment companies in which the Fund invests substantially all of its assets.

Asset Allocation (% of total investments)

Value	Value
OtherFootnote Reference†	1.2%
Commercial Mortgage-Backed Securities	2.9%
Short-Term Investments	4.3%
Asset-Backed Securities	4.7%
U.S. Treasury Obligations	7.9%
Corporate Bonds	9.5%
U.S. Government Agency Mortgage-Backed Securities	10.8%
Common Stocks	58.7%
Footnote	Description
Footnote†	Investment types less than 1% each

Top Ten Holdings (% of total investments)Footnote Referencea

Uniform Mortgage-Backed Security, 5.50%, 30-Year, TBA	4.7%
Apple, Inc.	4.5%
Microsoft Corp.	4.5%
NVIDIA Corp.	4.3%
Amazon.com, Inc.	3.2%
Alphabet, Inc., Class C	2.6%
Uniform Mortgage-Backed Security, 5.00%, 30-Year, TBA	2.6%
Broadcom, Inc.	2.1%
Meta Platforms, Inc., Class A	1.8%
U.S. Treasury Notes, 0.38%, 12/31/25	1.5%
Total	31.8%
Footnote	Description
Footnote[a]	Excluding cash equivalents

Additional Information

If you wish to view additional information about the Fund, including the prospectus, statement of additional information, financial statements and holdings, please scan the QR code or visit www.eatonvance.com/open-end-mutual-fund-documents.php. For proxy information, please visit www.eatonvance.com/proxyvoting.

Householding

The Funds may deliver a single copy of certain required shareholder documents (including prospectuses, shareholder reports, and proxy materials) to investors with the same last name and the same address. Your participation will continue indefinitely unless you instruct otherwise by calling 1-800-262-1122 or by contacting your financial intermediary. Your instruction will typically be effective within 30 days of receipt.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Annual Shareholder Report December 31, 2024

ERIFX-TSR-AR

Eaton Vance Balanced Fund

Class R6 ESIFX

Annual Shareholder Report December 31, 2024

This annual shareholder report contains important information about the Eaton Vance Balanced Fund for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at www.eatonvance.com/open-end-mutual-fund-documents.php. You can also request this information by contacting us at 1-800-262-1122.

What were the Fund costs for the last year?Footnote Reference*

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class R6	$75	0.68%
Footnote	Description
Footnote*	Expenses in the table reflect the expenses of both the Fund and Stock Portfolio and Core Bond Portfolio, the Portfolios in which it invests.

How did the Fund perform last year and what affected its performance?

Key contributors to (↑) and detractors from (↓) performance, relative to the S&P 500® Index (the Index), and the Bloomberg U.S. Aggregate Bond Index (the Secondary Index):

• The Fund invests in a blend of Stock Portfolio — the Fund’s equity allocation — and Core Bond Portfolio — the Fund’s fixed-income allocation

↓ Core Bond Portfolio underperformed the Index and detracted from Index-relative returns during the period — but outperformed the Secondary Index

↓ An underweight exposure to agency mortgage-backed securities (MBS), yield-curve positioning, and the use of derivatives detracted from returns during the period

↑ Bond selections ― notably in investment-grade corporate bonds ― and sector allocations ― notably an overweight exposure to commercial MBS ― aided returns

↑ Stock Portfolio outperformed the Index; an overweight position in artificial intelligence chipmaker NVIDIA Corp. contributed to Index-relative returns

↑ Among sectors, stock selections and underweight exposures to health care and consumer staples, and stock selections in information technology, helped returns

↓ An overweight position in energy exploration and production firm ConocoPhillips fell in value as global energy demand and oil prices weakened during the period

↓ Among sectors within the Index, the Fund’s stock selections in the energy and real estate sectors detracted from Index-relative performance during the period

Fund Performance

Comparison of the change in value of a $5,000,000 investment for the period indicated.

	Class R6	S&P 500® Index	Blended Index	Bloomberg U.S. Aggregate Bond Index
12/14	$5,000,000	$5,000,000	$5,000,000	$5,000,000
1/15	$4,994,090	$4,849,904	$4,951,881	$5,104,846
2/15	$5,153,664	$5,128,635	$5,104,012	$5,056,848
3/15	$5,146,044	$5,047,528	$5,065,062	$5,080,330
4/15	$5,157,901	$5,095,950	$5,086,947	$5,062,101
5/15	$5,215,435	$5,161,481	$5,121,295	$5,049,910
6/15	$5,150,317	$5,061,564	$5,039,476	$4,994,848
7/15	$5,230,025	$5,167,610	$5,116,838	$5,029,568
8/15	$5,046,085	$4,855,829	$4,928,667	$5,022,345
9/15	$4,944,420	$4,735,678	$4,868,831	$5,056,318
10/15	$5,196,875	$5,135,152	$5,115,578	$5,057,157
11/15	$5,196,875	$5,150,423	$5,119,300	$5,043,797
12/15	$5,144,107	$5,069,192	$5,064,238	$5,027,498
1/16	$5,031,050	$4,817,637	$4,941,329	$5,096,682
2/16	$5,005,926	$4,811,137	$4,951,350	$5,132,837
3/16	$5,220,327	$5,137,516	$5,171,056	$5,179,931
4/16	$5,220,327	$5,157,433	$5,191,023	$5,199,814
5/16	$5,270,826	$5,250,051	$5,247,489	$5,201,147
6/16	$5,318,583	$5,263,654	$5,293,361	$5,294,601
7/16	$5,432,711	$5,457,718	$5,423,843	$5,328,074
8/16	$5,413,688	$5,465,381	$5,425,931	$5,321,982
9/16	$5,404,605	$5,466,414	$5,425,275	$5,318,864
10/16	$5,328,231	$5,366,700	$5,349,298	$5,278,180
11/16	$5,334,583	$5,565,456	$5,417,553	$5,153,332
12/16	$5,402,460	$5,675,463	$5,484,859	$5,160,600
1/17	$5,447,381	$5,783,106	$5,551,581	$5,170,726
2/17	$5,582,139	$6,012,730	$5,698,764	$5,205,478
3/17	$5,577,024	$6,019,744	$5,701,557	$5,202,748
4/17	$5,628,606	$6,081,566	$5,754,290	$5,242,898
5/17	$5,712,446	$6,167,151	$5,820,594	$5,283,253
6/17	$5,760,186	$6,205,643	$5,840,048	$5,277,936
7/17	$5,829,389	$6,333,248	$5,922,153	$5,300,648
8/17	$5,855,406	$6,352,635	$5,954,278	$5,348,193
9/17	$5,895,717	$6,483,678	$6,016,630	$5,322,721
10/17	$5,987,239	$6,634,977	$6,102,264	$5,325,804
11/17	$6,072,194	$6,838,471	$6,211,424	$5,318,968
12/17	$6,145,297	$6,914,505	$6,264,265	$5,343,380
1/18	$6,313,911	$7,310,388	$6,450,599	$5,281,841
2/18	$6,152,038	$7,040,948	$6,283,490	$5,231,772
3/18	$6,082,674	$6,862,015	$6,203,798	$5,265,323
4/18	$6,109,791	$6,888,345	$6,199,624	$5,226,162
5/18	$6,204,636	$7,054,230	$6,306,902	$5,263,461
6/18	$6,219,370	$7,097,648	$6,327,090	$5,256,987
7/18	$6,375,864	$7,361,777	$6,468,964	$5,258,237
8/18	$6,488,213	$7,601,663	$6,612,090	$5,292,071
9/18	$6,491,574	$7,644,931	$6,617,640	$5,257,993
10/18	$6,217,074	$7,122,399	$6,325,332	$5,216,442
11/18	$6,292,541	$7,267,542	$6,417,776	$5,247,582
12/18	$5,953,254	$6,611,349	$6,117,257	$5,343,987
1/19	$6,276,804	$7,141,155	$6,437,369	$5,400,737
2/19	$6,413,438	$7,370,445	$6,559,892	$5,397,608
3/19	$6,570,543	$7,513,666	$6,686,759	$5,501,252
4/19	$6,751,046	$7,817,891	$6,849,891	$5,502,660
5/19	$6,628,307	$7,321,079	$6,637,350	$5,600,341
6/19	$6,888,548	$7,837,041	$6,951,357	$5,670,671
7/19	$6,990,053	$7,949,676	$7,017,416	$5,683,144
8/19	$7,037,072	$7,823,750	$7,023,455	$5,830,404
9/19	$7,037,471	$7,970,136	$7,087,339	$5,799,352
10/19	$7,117,934	$8,142,767	$7,187,984	$5,816,820
11/19	$7,256,933	$8,438,340	$7,343,070	$5,813,858
12/19	$7,388,814	$8,693,027	$7,474,000	$5,809,806
1/20	$7,463,761	$8,689,618	$7,529,775	$5,921,613
2/20	$7,134,064	$7,974,296	$7,212,078	$6,028,194
3/20	$6,444,646	$6,989,368	$6,660,631	$5,992,719
4/20	$7,024,337	$7,885,361	$7,220,302	$6,099,247
5/20	$7,265,248	$8,260,926	$7,440,082	$6,127,644
6/20	$7,408,230	$8,425,212	$7,547,606	$6,166,243
7/20	$7,755,977	$8,900,269	$7,848,045	$6,258,348
8/20	$8,078,798	$9,540,025	$8,161,179	$6,207,832
9/20	$7,876,964	$9,177,536	$7,973,331	$6,204,429
10/20	$7,746,682	$8,933,470	$7,831,865	$6,176,725
11/20	$8,229,415	$9,911,364	$8,376,989	$6,237,332
12/20	$8,453,717	$10,292,437	$8,574,854	$6,245,927
1/21	$8,360,876	$10,188,527	$8,498,320	$6,201,145
2/21	$8,500,100	$10,469,475	$8,589,836	$6,111,597
3/21	$8,619,845	$10,927,992	$8,772,651	$6,035,284
4/21	$9,007,777	$11,511,206	$9,081,284	$6,082,962
5/21	$9,007,814	$11,591,604	$9,131,208	$6,102,836
6/21	$9,181,415	$11,862,208	$9,284,770	$6,145,714
7/21	$9,329,277	$12,143,994	$9,458,631	$6,214,430
8/21	$9,477,114	$12,513,240	$9,623,984	$6,202,598
9/21	$9,125,167	$11,931,252	$9,322,090	$6,148,896
10/21	$9,491,734	$12,767,177	$9,712,935	$6,147,201
11/21	$9,421,540	$12,678,713	$9,684,049	$6,165,388
12/21	$9,673,130	$13,246,924	$9,934,538	$6,149,612
1/22	$9,177,288	$12,561,435	$9,540,476	$6,017,124
2/22	$9,068,034	$12,185,328	$9,326,508	$5,949,995
3/22	$9,173,049	$12,637,763	$9,430,638	$5,784,693
4/22	$8,591,303	$11,535,727	$8,794,067	$5,565,176
5/22	$8,566,009	$11,556,891	$8,826,428	$5,601,058
6/22	$8,167,025	$10,602,941	$8,333,900	$5,513,188
7/22	$8,624,040	$11,580,580	$8,876,408	$5,647,901
8/22	$8,353,216	$11,108,302	$8,558,884	$5,488,311
9/22	$7,836,101	$10,085,243	$7,938,007	$5,251,180
10/22	$8,091,071	$10,901,758	$8,282,484	$5,183,165
11/22	$8,465,029	$11,510,992	$8,682,037	$5,373,780
12/22	$8,192,682	$10,847,792	$8,366,245	$5,349,540
1/23	$8,522,170	$11,529,401	$8,784,607	$5,514,113
2/23	$8,281,733	$11,248,096	$8,565,154	$5,371,544
3/23	$8,573,036	$11,661,061	$8,840,862	$5,507,994
4/23	$8,644,627	$11,843,072	$8,945,090	$5,541,376
5/23	$8,608,832	$11,894,550	$8,929,459	$5,481,038
6/23	$8,908,110	$12,680,485	$9,270,730	$5,461,489
7/23	$9,069,913	$13,087,845	$9,446,838	$5,457,682
8/23	$9,042,946	$12,879,467	$9,332,457	$5,422,822
9/23	$8,668,952	$12,265,401	$8,970,624	$5,285,019
10/23	$8,515,439	$12,007,502	$8,800,825	$5,201,615
11/23	$9,165,611	$13,104,092	$9,442,491	$5,437,177
12/23	$9,534,135	$13,699,419	$9,844,457	$5,645,307
1/24	$9,753,100	$13,929,627	$9,932,901	$5,629,804
2/24	$10,099,796	$14,673,408	$10,194,991	$5,550,265
3/24	$10,288,071	$15,145,519	$10,429,459	$5,601,515
4/24	$9,921,621	$14,526,907	$10,068,494	$5,460,030
5/24	$10,388,844	$15,247,219	$10,436,317	$5,552,595
6/24	$10,750,321	$15,794,322	$10,700,525	$5,605,163
7/24	$10,860,675	$15,986,576	$10,878,648	$5,736,083
8/24	$11,173,345	$16,374,358	$11,099,506	$5,818,510
9/24	$11,350,556	$16,724,066	$11,301,184	$5,896,416
10/24	$11,221,257	$16,572,403	$11,127,590	$5,750,191
11/24	$11,618,388	$17,545,222	$11,566,571	$5,810,987
12/24	$11,420,271	$17,126,975	$11,325,418	$5,715,887

Average Annual Total Returns (%)Footnote Reference1

Fund	1 Year	5 Years	10 Years
Class R6	19.79%	9.09%	8.60%
S&P 500® Index	25.02%	14.51%	13.09%
Bloomberg U.S. Aggregate Bond Index	1.25%	(0.33)%	1.35%
Blended IndexFootnote Reference2	15.04%	8.66%	8.51%
Footnote	Description
Footnote[1]	Class R6 performance prior to 5/2/16 is linked to Class I. This linked performance is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. Performance presented in the Financial Highlights included in the financial statements is not linked.
Footnote[2]	Benchmark is an internally constructed benchmark comprised of a blend of 60% S&P 500® Index and 40% Bloomberg U.S. Aggregate Bond Index, and is rebalanced monthly.

Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance assumes that all dividends and distributions, if any, were reinvested. For more recent performance information, visit www.eatonvance.com/performance.php.

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Key Fund Statistics

Total Net Assets	$1,013,190,430
# of Portfolio Holdings (for Stock and Core Bond Portfolios)	373
Portfolio Turnover Rate	5%
Total Advisory Fees Paid	$5,002,640

What did the Fund invest in?

The following tables reflect what the Fund invested in as of the report date.

References to the Fund's investments are to the Fund's pro rata share of the investments of Stock Portfolio and Core Bond Portfolio, affiliated investment companies in which the Fund invests substantially all of its assets.

Asset Allocation (% of total investments)

Value	Value
OtherFootnote Reference†	1.2%
Commercial Mortgage-Backed Securities	2.9%
Short-Term Investments	4.3%
Asset-Backed Securities	4.7%
U.S. Treasury Obligations	7.9%
Corporate Bonds	9.5%
U.S. Government Agency Mortgage-Backed Securities	10.8%
Common Stocks	58.7%
Footnote	Description
Footnote†	Investment types less than 1% each

Top Ten Holdings (% of total investments)Footnote Referencea

Uniform Mortgage-Backed Security, 5.50%, 30-Year, TBA	4.7%
Apple, Inc.	4.5%
Microsoft Corp.	4.5%
NVIDIA Corp.	4.3%
Amazon.com, Inc.	3.2%
Alphabet, Inc., Class C	2.6%
Uniform Mortgage-Backed Security, 5.00%, 30-Year, TBA	2.6%
Broadcom, Inc.	2.1%
Meta Platforms, Inc., Class A	1.8%
U.S. Treasury Notes, 0.38%, 12/31/25	1.5%
Total	31.8%
Footnote	Description
Footnote[a]	Excluding cash equivalents

Additional Information

If you wish to view additional information about the Fund, including the prospectus, statement of additional information, financial statements and holdings, please scan the QR code or visit www.eatonvance.com/open-end-mutual-fund-documents.php. For proxy information, please visit www.eatonvance.com/proxyvoting.

Householding

The Funds may deliver a single copy of certain required shareholder documents (including prospectuses, shareholder reports, and proxy materials) to investors with the same last name and the same address. Your participation will continue indefinitely unless you instruct otherwise by calling 1-800-262-1122 or by contacting your financial intermediary. Your instruction will typically be effective within 30 days of receipt.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Annual Shareholder Report December 31, 2024

ESIFX-TSR-AR

Eaton Vance Core Bond Fund

Class A EAGIX

Annual Shareholder Report December 31, 2024

This annual shareholder report contains important information about the Eaton Vance Core Bond Fund for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at www.eatonvance.com/open-end-mutual-fund-documents.php. You can also request this information by contacting us at 1-800-262-1122.

What were the Fund costs for the last year?Footnote Reference1

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$75	0.74%
Footnote	Description
Footnote[1]	Expenses in the table reflect the expenses of both the Fund and Core Bond Portfolio, the Portfolio in which it invests.

How did the Fund perform last year and what affected its performance?

Key contributors to (↑) and detractors from (↓) performance, relative to the Bloomberg U.S. Aggregate Bond Index (the Index):

↑ The Fund’s security selections ― especially in investment-grade corporate bonds ― contributed to returns relative to the Index during the period

↑ The Fund’s selections in asset-backed securities contributed to performance relative to the Index during the period

↑ The Fund’s allocations by sector ― especially an overweight exposure to commercial mortgage-backed securities ― helped Index-relative returns during the period

↑ The Fund’s slightly underweight duration contributed to performance relative to the Index during the period

↓ In contrast, the Fund’s underweight exposure to agency mortgage-backed securities detracted from performance relative to the Index during the period

↓ The Fund’s yield-curve positioning detracted from performance relative to the Index during the period

↓ The Fund’s use of derivatives detracted from performance relative to the Index during the period

Fund Performance

Comparison of the change in value of a $10,000 investment for the period indicated.

	Class A with Maximum Sales Charge	Bloomberg U.S. Universal Index	Bloomberg U.S. Aggregate Bond Index
12/14	$10,000	$10,000	$10,000
1/15	$9,839	$10,190	$10,210
2/15	$9,789	$10,131	$10,114
3/15	$9,818	$10,173	$10,161
4/15	$9,812	$10,161	$10,124
5/15	$9,797	$10,143	$10,100
6/15	$9,703	$10,030	$9,990
7/15	$9,746	$10,088	$10,059
8/15	$9,701	$10,059	$10,045
9/15	$9,712	$10,098	$10,113
10/15	$9,731	$10,130	$10,114
11/15	$9,701	$10,093	$10,088
12/15	$9,645	$10,043	$10,055
1/16	$9,754	$10,154	$10,193
2/16	$9,812	$10,226	$10,266
3/16	$9,914	$10,351	$10,360
4/16	$9,965	$10,422	$10,400
5/16	$9,956	$10,430	$10,402
6/16	$10,138	$10,614	$10,589
7/16	$10,220	$10,701	$10,656
8/16	$10,191	$10,713	$10,644
9/16	$10,200	$10,715	$10,638
10/16	$10,119	$10,644	$10,556
11/16	$9,864	$10,405	$10,307
12/16	$9,884	$10,436	$10,321
1/17	$9,915	$10,473	$10,341
2/17	$9,988	$10,553	$10,411
3/17	$9,979	$10,550	$10,406
4/17	$10,062	$10,637	$10,486
5/17	$10,145	$10,719	$10,567
6/17	$10,146	$10,710	$10,556
7/17	$10,198	$10,764	$10,601
8/17	$10,282	$10,856	$10,696
9/17	$10,242	$10,818	$10,645
10/17	$10,254	$10,831	$10,652
11/17	$10,246	$10,815	$10,638
12/17	$10,300	$10,863	$10,687
1/18	$10,217	$10,758	$10,564
2/18	$10,125	$10,656	$10,464
3/18	$10,161	$10,710	$10,531
4/18	$10,102	$10,638	$10,452
5/18	$10,147	$10,696	$10,527
6/18	$10,141	$10,681	$10,514
7/18	$10,168	$10,703	$10,516
8/18	$10,226	$10,756	$10,584
9/18	$10,188	$10,710	$10,516
10/18	$10,106	$10,620	$10,433
11/18	$10,132	$10,668	$10,495
12/18	$10,234	$10,835	$10,688
1/19	$10,388	$10,984	$10,801
2/19	$10,402	$10,996	$10,795
3/19	$10,592	$11,195	$11,003
4/19	$10,619	$11,210	$11,005
5/19	$10,778	$11,382	$11,201
6/19	$10,892	$11,543	$11,341
7/19	$10,928	$11,578	$11,366
8/19	$11,172	$11,840	$11,661
9/19	$11,119	$11,788	$11,599
10/19	$11,142	$11,826	$11,634
11/19	$11,143	$11,824	$11,628
12/19	$11,155	$11,842	$11,620
1/20	$11,368	$12,054	$11,843
2/20	$11,503	$12,235	$12,056
3/20	$10,836	$11,996	$11,985
4/20	$11,131	$12,236	$12,198
5/20	$11,278	$12,350	$12,255
6/20	$11,502	$12,453	$12,332
7/20	$11,728	$12,672	$12,517
8/20	$11,729	$12,599	$12,416
9/20	$11,742	$12,576	$12,409
10/20	$11,709	$12,531	$12,353
11/20	$11,948	$12,695	$12,475
12/20	$12,035	$12,739	$12,492
1/21	$12,019	$12,659	$12,402
2/21	$11,912	$12,495	$12,223
3/21	$11,815	$12,350	$12,071
4/21	$11,905	$12,454	$12,166
5/21	$11,962	$12,501	$12,206
6/21	$12,065	$12,592	$12,291
7/21	$12,192	$12,719	$12,429
8/21	$12,177	$12,710	$12,405
9/21	$12,101	$12,602	$12,298
10/21	$12,108	$12,591	$12,294
11/21	$12,117	$12,607	$12,331
12/21	$12,078	$12,598	$12,299
1/22	$11,843	$12,322	$12,034
2/22	$11,682	$12,154	$11,900
3/22	$11,362	$11,828	$11,569
4/22	$10,980	$11,387	$11,130
5/22	$10,978	$11,449	$11,202
6/22	$10,779	$11,221	$11,026
7/22	$11,010	$11,503	$11,296
8/22	$10,752	$11,204	$10,977
9/22	$10,321	$10,721	$10,502
10/22	$10,161	$10,603	$10,366
11/22	$10,511	$10,999	$10,748
12/22	$10,468	$10,961	$10,699
1/23	$10,833	$11,301	$11,028
2/23	$10,600	$11,024	$10,743
3/23	$10,793	$11,282	$11,016
4/23	$10,811	$11,351	$11,083
5/23	$10,692	$11,233	$10,962
6/23	$10,685	$11,216	$10,923
7/23	$10,679	$11,227	$10,915
8/23	$10,637	$11,160	$10,846
9/23	$10,378	$10,893	$10,570
10/23	$10,195	$10,730	$10,403
11/23	$10,693	$11,213	$10,874
12/23	$11,076	$11,638	$11,291
1/24	$11,112	$11,610	$11,260
2/24	$10,955	$11,471	$11,101
3/24	$11,056	$11,584	$11,203
4/24	$10,805	$11,313	$10,920
5/24	$10,999	$11,500	$11,105
6/24	$11,105	$11,606	$11,210
7/24	$11,355	$11,869	$11,472
8/24	$11,525	$12,044	$11,637
9/24	$11,683	$12,209	$11,793
10/24	$11,402	$11,932	$11,500
11/24	$11,532	$12,057	$11,622
12/24	$11,378	$11,875	$11,432

Average Annual Total Returns (%)Footnote Reference1

Fund	1 Year	5 Years	10 Years
Class A	2.77%	0.40%	1.64%
Class A with 3.25% Maximum Sales Charge	(0.59)%	(0.26)%	1.30%
Bloomberg U.S. Universal Index	2.04%	0.06%	1.73%
Bloomberg U.S. Aggregate Bond Index	1.25%	(0.33)%	1.35%
Footnote	Description
Footnote[1]	In accordance with regulatory changes requiring the Fund's primary benchmark to represent the overall applicable market, the Fund's primary prospectus benchmark changed to the Bloomberg U.S. Universal Index effective May 1, 2024.

Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance assumes that all dividends and distributions, if any, were reinvested. For more recent performance information, visit www.eatonvance.com/performance.php.

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Key Fund Statistics

Total Net Assets	$217,744,054
# of Portfolio Holdings (for Core Bond Portfolio)	317
Portfolio Turnover Rate (for Core Bond Portfolio)	375%
Total Advisory Fees Paid	$954,526

What did the Fund invest in?

The following tables reflect what the Fund invested in as of the report date.

References to the Fund's investments are to the Fund's pro rata share of the investments of Core Bond Portfolio, an affiliated investment company in which the Fund invests substantially all of its assets.

Asset Allocation (% of total investments)

Value	Value
OtherFootnote Reference†	1.0%
Collateralized Mortgage Obligations	2.0%
Commercial Mortgage-Backed Securities	7.0%
Short-Term Investments	10.2%
Asset-Backed Securities	11.3%
U.S. Treasury Obligations	19.2%
Corporate Bonds	23.0%
U.S. Government Agency Mortgage-Backed Securities	26.3%
Footnote	Description
Footnote†	Investment types less than 1% each

Credit Quality (% of net assets)Footnote Referencea

Value	Value
Cash & Equivalents	(6.5%)
Not Rated	1.9%
CCC or Lower	0.2%
B	1.1%
BB	1.2%
BBB	21.1%
A	14.9%
AA	5.8%
AAA	60.3%
Footnote	Description
Footnote[a]	Ratings are based on Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”) or Fitch Ratings (“Fitch”), or Kroll Bond Rating Agency, LLC (“Kroll”) for securitized debt instruments only (such as asset-backed and mortgage-backed securities). If securities are rated differently by the ratings agencies, the highest rating is applied. Moody's ratings are converted to the S&P, Fitch and Kroll scale with ratings ranging from AAA, being the highest, to D, being the lowest. Ratings of BBB or higher are considered to be investment-grade quality. Holdings designated as “Not Rated” (if any) are not rated by the national ratings agencies stated above.

Additional Information

If you wish to view additional information about the Fund, including the prospectus, statement of additional information, financial statements and holdings, please scan the QR code or visit www.eatonvance.com/open-end-mutual-fund-documents.php. For proxy information, please visit www.eatonvance.com/proxyvoting.

Householding

The Funds may deliver a single copy of certain required shareholder documents (including prospectuses, shareholder reports, and proxy materials) to investors with the same last name and the same address. Your participation will continue indefinitely unless you instruct otherwise by calling 1-800-262-1122 or by contacting your financial intermediary. Your instruction will typically be effective within 30 days of receipt.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Annual Shareholder Report December 31, 2024

EAGIX-TSR-AR

Eaton Vance Core Bond Fund

Class I EIGIX

Annual Shareholder Report December 31, 2024

This annual shareholder report contains important information about the Eaton Vance Core Bond Fund for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at www.eatonvance.com/open-end-mutual-fund-documents.php. You can also request this information by contacting us at 1-800-262-1122.

What were the Fund costs for the last year?Footnote Reference1

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$50	0.49%
Footnote	Description
Footnote[1]	Expenses in the table reflect the expenses of both the Fund and Core Bond Portfolio, the Portfolio in which it invests.

How did the Fund perform last year and what affected its performance?

Key contributors to (↑) and detractors from (↓) performance, relative to the Bloomberg U.S. Aggregate Bond Index (the Index):

↑ The Fund’s security selections ― especially in investment-grade corporate bonds ― contributed to returns relative to the Index during the period

↑ The Fund’s selections in asset-backed securities contributed to performance relative to the Index during the period

↑ The Fund’s allocations by sector ― especially an overweight exposure to commercial mortgage-backed securities ― helped Index-relative returns during the period

↑ The Fund’s slightly underweight duration contributed to performance relative to the Index during the period

↓ In contrast, the Fund’s underweight exposure to agency mortgage-backed securities detracted from performance relative to the Index during the period

↓ The Fund’s yield-curve positioning detracted from performance relative to the Index during the period

↓ The Fund’s use of derivatives detracted from performance relative to the Index during the period

Fund Performance

Comparison of the change in value of a $1,000,000 investment for the period indicated.

	Class I	Bloomberg U.S. Universal Index	Bloomberg U.S. Aggregate Bond Index
12/14	$1,000,000	$1,000,000	$1,000,000
1/15	$1,018,214	$1,019,035	$1,020,969
2/15	$1,013,246	$1,013,096	$1,011,370
3/15	$1,016,410	$1,017,278	$1,016,066
4/15	$1,015,993	$1,016,097	$1,012,420
5/15	$1,014,703	$1,014,320	$1,009,982
6/15	$1,005,067	$1,002,999	$998,970
7/15	$1,009,786	$1,008,840	$1,005,914
8/15	$1,005,275	$1,005,867	$1,004,469
9/15	$1,006,667	$1,009,805	$1,011,264
10/15	$1,008,911	$1,013,032	$1,011,431
11/15	$1,005,986	$1,009,338	$1,008,759
12/15	$1,000,389	$1,004,296	$1,005,500
1/16	$1,011,842	$1,015,382	$1,019,336
2/16	$1,017,110	$1,022,595	$1,026,567
3/16	$1,028,897	$1,035,127	$1,035,986
4/16	$1,034,424	$1,042,180	$1,039,963
5/16	$1,033,716	$1,042,994	$1,040,229
6/16	$1,052,857	$1,061,356	$1,058,920
7/16	$1,061,575	$1,070,102	$1,065,615
8/16	$1,058,760	$1,071,256	$1,064,396
9/16	$1,059,926	$1,071,510	$1,063,773
10/16	$1,050,637	$1,064,402	$1,055,636
11/16	$1,024,358	$1,040,477	$1,030,666
12/16	$1,027,712	$1,043,568	$1,032,120
1/17	$1,031,136	$1,047,250	$1,034,145
2/17	$1,038,905	$1,055,330	$1,041,096
3/17	$1,038,173	$1,054,976	$1,040,550
4/17	$1,047,056	$1,063,730	$1,048,580
5/17	$1,055,935	$1,071,937	$1,056,651
6/17	$1,056,248	$1,071,028	$1,055,587
7/17	$1,061,891	$1,076,363	$1,060,130
8/17	$1,070,878	$1,085,649	$1,069,639
9/17	$1,065,853	$1,081,828	$1,064,544
10/17	$1,068,416	$1,083,127	$1,065,161
11/17	$1,067,789	$1,081,488	$1,063,794
12/17	$1,073,600	$1,086,256	$1,068,676
1/18	$1,065,213	$1,075,803	$1,056,368
2/18	$1,055,764	$1,065,602	$1,046,354
3/18	$1,059,717	$1,070,977	$1,053,065
4/18	$1,053,786	$1,063,831	$1,045,232
5/18	$1,058,766	$1,069,632	$1,052,692
6/18	$1,058,364	$1,068,081	$1,051,397
7/18	$1,061,324	$1,070,316	$1,051,647
8/18	$1,066,555	$1,075,589	$1,058,414
9/18	$1,063,892	$1,070,981	$1,051,599
10/18	$1,055,574	$1,062,021	$1,043,288
11/18	$1,057,390	$1,066,798	$1,049,516
12/18	$1,068,278	$1,083,488	$1,068,797
1/19	$1,084,636	$1,098,427	$1,080,147
2/19	$1,087,442	$1,099,625	$1,079,522
3/19	$1,107,490	$1,119,481	$1,100,250
4/19	$1,110,599	$1,121,048	$1,100,532
5/19	$1,127,407	$1,138,221	$1,120,068
6/19	$1,139,584	$1,154,320	$1,134,134
7/19	$1,142,508	$1,157,756	$1,136,629
8/19	$1,169,417	$1,183,953	$1,166,081
9/19	$1,162,935	$1,178,824	$1,159,870
10/19	$1,166,755	$1,182,633	$1,163,364
11/19	$1,167,147	$1,182,396	$1,162,772
12/19	$1,167,485	$1,184,158	$1,161,961
1/20	$1,190,018	$1,205,411	$1,184,323
2/20	$1,205,572	$1,223,460	$1,205,639
3/20	$1,135,818	$1,199,562	$1,198,544
4/20	$1,165,822	$1,223,591	$1,219,849
5/20	$1,181,581	$1,235,019	$1,225,529
6/20	$1,205,287	$1,245,324	$1,233,249
7/20	$1,229,220	$1,267,199	$1,251,670
8/20	$1,230,862	$1,259,892	$1,241,566
9/20	$1,231,279	$1,257,621	$1,240,886
10/20	$1,228,004	$1,253,126	$1,235,345
11/20	$1,254,554	$1,269,479	$1,247,466
12/20	$1,262,773	$1,273,862	$1,249,185
1/21	$1,262,600	$1,265,856	$1,240,229
2/21	$1,251,559	$1,249,522	$1,222,319
3/21	$1,241,623	$1,234,981	$1,207,057
4/21	$1,251,415	$1,245,366	$1,216,592
5/21	$1,256,402	$1,250,116	$1,220,567
6/21	$1,267,441	$1,259,230	$1,229,143
7/21	$1,281,160	$1,271,874	$1,242,886
8/21	$1,281,101	$1,271,025	$1,240,520
9/21	$1,273,317	$1,260,171	$1,229,779
10/21	$1,273,081	$1,259,141	$1,229,440
11/21	$1,274,261	$1,260,662	$1,233,078
12/21	$1,271,660	$1,259,812	$1,229,922
1/22	$1,245,852	$1,232,192	$1,203,425
2/22	$1,229,179	$1,215,392	$1,189,999
3/22	$1,196,936	$1,182,784	$1,156,939
4/22	$1,155,621	$1,138,670	$1,113,035
5/22	$1,156,894	$1,144,935	$1,120,212
6/22	$1,136,155	$1,122,056	$1,102,638
7/22	$1,159,431	$1,150,267	$1,129,580
8/22	$1,133,804	$1,120,364	$1,097,662
9/22	$1,088,522	$1,072,095	$1,050,236
10/22	$1,071,876	$1,060,331	$1,036,633
11/22	$1,107,690	$1,099,867	$1,074,756
12/22	$1,104,683	$1,096,132	$1,069,908
1/23	$1,142,163	$1,130,134	$1,102,823
2/23	$1,119,134	$1,102,365	$1,074,309
3/23	$1,139,718	$1,128,225	$1,101,599
4/23	$1,141,868	$1,135,118	$1,108,275
5/23	$1,129,513	$1,123,349	$1,096,208
6/23	$1,127,708	$1,121,603	$1,092,298
7/23	$1,128,670	$1,122,718	$1,091,536
8/23	$1,124,458	$1,115,957	$1,084,564
9/23	$1,097,235	$1,089,347	$1,057,004
10/23	$1,078,076	$1,072,965	$1,040,323
11/23	$1,129,660	$1,121,254	$1,087,435
12/23	$1,171,847	$1,163,799	$1,129,061
1/24	$1,174,493	$1,161,014	$1,125,961
2/24	$1,159,445	$1,147,094	$1,110,053
3/24	$1,170,442	$1,158,357	$1,120,303
4/24	$1,144,000	$1,131,288	$1,092,006
5/24	$1,164,806	$1,150,040	$1,110,519
6/24	$1,174,873	$1,160,553	$1,121,033
7/24	$1,203,111	$1,186,895	$1,147,217
8/24	$1,221,388	$1,204,368	$1,163,702
9/24	$1,238,415	$1,220,886	$1,179,283
10/24	$1,208,822	$1,193,156	$1,150,038
11/24	$1,221,368	$1,205,735	$1,162,197
12/24	$1,205,902	$1,187,525	$1,143,177

Average Annual Total Returns (%)Footnote Reference1

Fund	1 Year	5 Years	10 Years
Class I	2.90%	0.65%	1.89%
Bloomberg U.S. Universal Index	2.04%	0.06%	1.73%
Bloomberg U.S. Aggregate Bond Index	1.25%	(0.33)%	1.35%
Footnote	Description
Footnote[1]	In accordance with regulatory changes requiring the Fund's primary benchmark to represent the overall applicable market, the Fund's primary prospectus benchmark changed to the Bloomberg U.S. Universal Index effective May 1, 2024.

Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance assumes that all dividends and distributions, if any, were reinvested. For more recent performance information, visit www.eatonvance.com/performance.php.

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Key Fund Statistics

Total Net Assets	$217,744,054
# of Portfolio Holdings (for Core Bond Portfolio)	317
Portfolio Turnover Rate (for Core Bond Portfolio)	375%
Total Advisory Fees Paid	$954,526

What did the Fund invest in?

The following tables reflect what the Fund invested in as of the report date.

References to the Fund's investments are to the Fund's pro rata share of the investments of Core Bond Portfolio, an affiliated investment company in which the Fund invests substantially all of its assets.

Asset Allocation (% of total investments)

Value	Value
OtherFootnote Reference†	1.0%
Collateralized Mortgage Obligations	2.0%
Commercial Mortgage-Backed Securities	7.0%
Short-Term Investments	10.2%
Asset-Backed Securities	11.3%
U.S. Treasury Obligations	19.2%
Corporate Bonds	23.0%
U.S. Government Agency Mortgage-Backed Securities	26.3%
Footnote	Description
Footnote†	Investment types less than 1% each

Credit Quality (% of net assets)Footnote Referencea

Value	Value
Cash & Equivalents	(6.5%)
Not Rated	1.9%
CCC or Lower	0.2%
B	1.1%
BB	1.2%
BBB	21.1%
A	14.9%
AA	5.8%
AAA	60.3%
Footnote	Description
Footnote[a]	Ratings are based on Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”) or Fitch Ratings (“Fitch”), or Kroll Bond Rating Agency, LLC (“Kroll”) for securitized debt instruments only (such as asset-backed and mortgage-backed securities). If securities are rated differently by the ratings agencies, the highest rating is applied. Moody's ratings are converted to the S&P, Fitch and Kroll scale with ratings ranging from AAA, being the highest, to D, being the lowest. Ratings of BBB or higher are considered to be investment-grade quality. Holdings designated as “Not Rated” (if any) are not rated by the national ratings agencies stated above.

Additional Information

If you wish to view additional information about the Fund, including the prospectus, statement of additional information, financial statements and holdings, please scan the QR code or visit www.eatonvance.com/open-end-mutual-fund-documents.php. For proxy information, please visit www.eatonvance.com/proxyvoting.

Householding

The Funds may deliver a single copy of certain required shareholder documents (including prospectuses, shareholder reports, and proxy materials) to investors with the same last name and the same address. Your participation will continue indefinitely unless you instruct otherwise by calling 1-800-262-1122 or by contacting your financial intermediary. Your instruction will typically be effective within 30 days of receipt.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Annual Shareholder Report December 31, 2024

EIGIX-TSR-AR

Eaton Vance Dividend Builder Fund

Class A EVTMX

Annual Shareholder Report December 31, 2024

This annual shareholder report contains important information about the Eaton Vance Dividend Builder Fund for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at www.eatonvance.com/open-end-mutual-fund-documents.php. You can also request this information by contacting us at 1-800-262-1122.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$106	0.99%

How did the Fund perform last year and what affected its performance?

Key contributors to (↑) and detractors from (↓) performance, relative to the S&P 500® Index (the Index):

↓ Not owning semiconductor maker NVIDIA Corp. or Facebook parent Meta Platforms Inc. hurt relative returns as both stocks performed well. Both firms pay nominal dividends, but did not meet the Fund’s criteria for investing in stocks that demonstrate the ability to produce attractive levels of dividend income over time

↓ An overweight position in CDW Corp., a distributor of technology products and services, lost value as demand from small- and mid-size businesses declined

↓ Among sectors, stock selections and underweight exposures to information technology and communication services, and an overweight in health care hurt returns

↑ In contrast, an overweight position in Broadcom Inc. aided returns as its stock price doubled on AI-driven demand for its semiconductor and software products

↑ An overweight position in global retail and grocery giant Walmart Inc. rose in value as its core U.S. retail business gained market share during the period

↑ An overweight position in paper products firm International Paper Co. rose in value as its new CEO cut costs and employed new strategies that investors favored

↑ Among sectors, stock selections in materials and consumer staples, and stock selections and an underweight exposure to real estate helped Index-relative returns

Fund Performance

Comparison of the change in value of a $10,000 investment for the period indicated.

	Class A with Maximum Sales Charge	S&P 500® Index	NASDAQ US Broad Dividend Achievers™ Index
12/14	$10,000	$10,000	$10,000
1/15	$9,340	$9,700	$9,689
2/15	$9,860	$10,257	$10,087
3/15	$9,745	$10,095	$9,861
4/15	$9,865	$10,192	$9,925
5/15	$10,059	$10,323	$9,929
6/15	$9,831	$10,123	$9,658
7/15	$10,009	$10,335	$9,805
8/15	$9,438	$9,712	$9,299
9/15	$9,171	$9,471	$9,152
10/15	$9,890	$10,270	$9,807
11/15	$9,864	$10,301	$9,795
12/15	$9,750	$10,138	$9,742
1/16	$9,388	$9,635	$9,657
2/16	$9,382	$9,622	$9,746
3/16	$9,937	$10,275	$10,374
4/16	$9,893	$10,315	$10,373
5/16	$10,052	$10,500	$10,513
6/16	$10,211	$10,527	$10,885
7/16	$10,486	$10,915	$11,087
8/16	$10,457	$10,931	$10,991
9/16	$10,390	$10,933	$10,964
10/16	$10,209	$10,733	$10,724
11/16	$10,386	$11,131	$10,993
12/16	$10,649	$11,351	$11,225
1/17	$10,737	$11,566	$11,296
2/17	$11,063	$12,025	$11,703
3/17	$11,088	$12,039	$11,677
4/17	$11,137	$12,163	$11,768
5/17	$11,242	$12,334	$11,953
6/17	$11,315	$12,411	$11,924
7/17	$11,524	$12,667	$12,085
8/17	$11,542	$12,705	$12,040
9/17	$11,795	$12,967	$12,276
10/17	$12,089	$13,270	$12,494
11/17	$12,457	$13,677	$13,043
12/17	$12,660	$13,829	$13,247
1/18	$13,193	$14,621	$13,711
2/18	$12,716	$14,082	$12,907
3/18	$12,412	$13,724	$12,761
4/18	$12,404	$13,777	$12,712
5/18	$12,678	$14,108	$12,890
6/18	$12,784	$14,195	$13,021
7/18	$13,295	$14,724	$13,578
8/18	$13,666	$15,203	$13,859
9/18	$13,748	$15,290	$14,094
10/18	$12,783	$14,245	$13,399
11/18	$13,035	$14,535	$13,881
12/18	$11,977	$13,223	$12,725
1/19	$12,755	$14,282	$13,476
2/19	$13,103	$14,741	$14,031
3/19	$13,442	$15,027	$14,326
4/19	$14,070	$15,636	$14,772
5/19	$13,261	$14,642	$14,028
6/19	$14,074	$15,674	$14,949
7/19	$14,386	$15,899	$15,167
8/19	$14,369	$15,648	$15,202
9/19	$14,606	$15,940	$15,507
10/19	$14,804	$16,286	$15,511
11/19	$15,315	$16,877	$15,824
12/19	$15,701	$17,386	$16,228
1/20	$15,773	$17,379	$16,204
2/20	$14,563	$15,949	$14,803
3/20	$12,465	$13,979	$13,146
4/20	$14,023	$15,771	$14,530
5/20	$14,654	$16,522	$15,116
6/20	$14,807	$16,850	$15,118
7/20	$15,469	$17,801	$15,800
8/20	$16,374	$19,080	$16,610
9/20	$15,830	$18,355	$16,345
10/20	$15,367	$17,867	$15,977
11/20	$17,052	$19,823	$17,516
12/20	$17,634	$20,585	$17,847
1/21	$17,180	$20,377	$17,437
2/21	$17,731	$20,939	$17,731
3/21	$18,533	$21,856	$18,854
4/21	$19,492	$23,022	$19,606
5/21	$19,682	$23,183	$19,924
6/21	$19,882	$23,724	$19,905
7/21	$20,364	$24,288	$20,408
8/21	$20,701	$25,026	$20,762
9/21	$19,688	$23,863	$19,856
10/21	$20,884	$25,534	$21,136
11/21	$20,665	$25,357	$20,756
12/21	$21,940	$26,494	$22,102
1/22	$20,914	$25,123	$21,305
2/22	$20,517	$24,371	$20,801
3/22	$21,318	$25,276	$21,493
4/22	$20,010	$23,071	$20,574
5/22	$20,346	$23,114	$20,745
6/22	$18,935	$21,206	$19,431
7/22	$19,762	$23,161	$20,647
8/22	$19,072	$22,217	$19,955
9/22	$17,565	$20,170	$18,296
10/22	$19,112	$21,804	$20,240
11/22	$20,548	$23,022	$21,554
12/22	$19,801	$21,696	$20,825
1/23	$20,261	$23,059	$21,338
2/23	$19,533	$22,496	$20,688
3/23	$19,852	$23,322	$21,001
4/23	$20,104	$23,686	$21,433
5/23	$19,535	$23,789	$20,771
6/23	$20,493	$25,361	$22,061
7/23	$21,250	$26,176	$22,573
8/23	$20,843	$25,759	$22,159
9/23	$20,024	$24,531	$21,212
10/23	$19,594	$24,015	$20,871
11/23	$20,940	$26,208	$22,397
12/23	$22,010	$27,399	$23,299
1/24	$22,275	$27,859	$23,587
2/24	$22,906	$29,347	$24,261
3/24	$23,667	$30,291	$25,044
4/24	$22,573	$29,054	$24,037
5/24	$23,271	$30,494	$24,889
6/24	$23,528	$31,589	$25,243
7/24	$24,373	$31,973	$26,336
8/24	$25,128	$32,749	$27,200
9/24	$25,365	$33,448	$27,647
10/24	$25,423	$33,145	$27,198
11/24	$26,374	$35,090	$28,641
12/24	$25,197	$34,254	$27,403

Average Annual Total Returns (%)

Fund	1 Year	5 Years	10 Years
Class A	14.51%	9.92%	10.27%
Class A with 5.25% Maximum Sales Charge	8.53%	8.75%	9.67%
S&P 500® Index	25.02%	14.51%	13.09%
NASDAQ US Broad Dividend Achievers™ Index	17.61%	11.03%	10.60%

Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance assumes that all dividends and distributions, if any, were reinvested. For more recent performance information, visit www.eatonvance.com/performance.php.

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Key Fund Statistics

Total Net Assets	$893,743,464
# of Portfolio Holdings	57
Portfolio Turnover Rate	50%
Total Advisory Fees Paid	$5,677,375

What did the Fund invest in?

The following tables reflect what the Fund invested in as of the report date.

Sector Allocation (% of total investments)

Financials 22.4%
Information Technology 20.6%
Industrials 13.5%
Health Care 12.8%
Consumer Staples 7.1%
Energy 5.9%
Communication Services 5.2%
Utilities 4.0%
Consumer Discretionary 3.4%
Materials 2.3%
Real Estate 1.8%
Short-Term Investments 1.0%

Value	Value
Short-Term Investments	1.0%
Real Estate	1.8%
Materials	2.3%
Consumer Discretionary	3.4%
Utilities	4.0%
Communication Services	5.2%
Energy	5.9%
Consumer Staples	7.1%
Health Care	12.8%
Industrials	13.5%
Information Technology	20.6%
Financials	22.4%

Top Ten Holdings (% of total investments)Footnote Referencea

Broadcom, Inc.	4.9%
Microsoft Corp.	4.2%
Chevron Corp.	3.3%
JPMorgan Chase & Co.	3.0%
Johnson & Johnson	2.7%
EOG Resources, Inc.	2.6%
International Paper Co.	2.3%
UnitedHealth Group, Inc.	2.3%
Procter & Gamble Co.	2.3%
Bristol-Myers Squibb Co.	2.3%
Total	29.9%
Footnote	Description
Footnote[a]	Excluding cash equivalents

Additional Information

If you wish to view additional information about the Fund, including the prospectus, statement of additional information, financial statements and holdings, please scan the QR code or visit www.eatonvance.com/open-end-mutual-fund-documents.php. For proxy information, please visit www.eatonvance.com/proxyvoting.

Householding

The Funds may deliver a single copy of certain required shareholder documents (including prospectuses, shareholder reports, and proxy materials) to investors with the same last name and the same address. Your participation will continue indefinitely unless you instruct otherwise by calling 1-800-262-1122 or by contacting your financial intermediary. Your instruction will typically be effective within 30 days of receipt.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Annual Shareholder Report December 31, 2024

EVTMX-TSR-AR

Eaton Vance Dividend Builder Fund

Class C ECTMX

Annual Shareholder Report December 31, 2024

This annual shareholder report contains important information about the Eaton Vance Dividend Builder Fund for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at www.eatonvance.com/open-end-mutual-fund-documents.php. You can also request this information by contacting us at 1-800-262-1122.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class C	$186	1.74%

How did the Fund perform last year and what affected its performance?

Key contributors to (↑) and detractors from (↓) performance, relative to the S&P 500® Index (the Index):

↓ Not owning semiconductor maker NVIDIA Corp. or Facebook parent Meta Platforms Inc. hurt relative returns as both stocks performed well. Both firms pay nominal dividends, but did not meet the Fund’s criteria for investing in stocks that demonstrate the ability to produce attractive levels of dividend income over time

↓ An overweight position in CDW Corp., a distributor of technology products and services, lost value as demand from small- and mid-size businesses declined

↓ Among sectors, stock selections and underweight exposures to information technology and communication services, and an overweight in health care hurt returns

↑ In contrast, an overweight position in Broadcom Inc. aided returns as its stock price doubled on AI-driven demand for its semiconductor and software products

↑ An overweight position in global retail and grocery giant Walmart Inc. rose in value as its core U.S. retail business gained market share during the period

↑ An overweight position in paper products firm International Paper Co. rose in value as its new CEO cut costs and employed new strategies that investors favored

↑ Among sectors, stock selections in materials and consumer staples, and stock selections and an underweight exposure to real estate helped Index-relative returns

Fund Performance

Comparison of the change in value of a $10,000 investment for the period indicated.

	Class C	S&P 500® Index	NASDAQ US Broad Dividend Achievers™ Index
12/14	$10,000	$10,000	$10,000
1/15	$9,846	$9,700	$9,689
2/15	$10,386	$10,257	$10,087
3/15	$10,259	$10,095	$9,861
4/15	$10,385	$10,192	$9,925
5/15	$10,583	$10,323	$9,929
6/15	$10,338	$10,123	$9,658
7/15	$10,510	$10,335	$9,805
8/15	$9,906	$9,712	$9,299
9/15	$9,620	$9,471	$9,152
10/15	$10,366	$10,270	$9,807
11/15	$10,339	$10,301	$9,795
12/15	$10,205	$10,138	$9,742
1/16	$9,821	$9,635	$9,657
2/16	$9,817	$9,622	$9,746
3/16	$10,389	$10,275	$10,374
4/16	$10,337	$10,315	$10,373
5/16	$10,496	$10,500	$10,513
6/16	$10,646	$10,527	$10,885
7/16	$10,932	$10,915	$11,087
8/16	$10,896	$10,931	$10,991
9/16	$10,819	$10,933	$10,964
10/16	$10,624	$10,733	$10,724
11/16	$10,801	$11,131	$10,993
12/16	$11,074	$11,351	$11,225
1/17	$11,151	$11,566	$11,296
2/17	$11,480	$12,025	$11,703
3/17	$11,508	$12,039	$11,677
4/17	$11,551	$12,163	$11,768
5/17	$11,652	$12,334	$11,953
6/17	$11,720	$12,411	$11,924
7/17	$11,919	$12,667	$12,085
8/17	$11,938	$12,705	$12,040
9/17	$12,191	$12,967	$12,276
10/17	$12,486	$13,270	$12,494
11/17	$12,856	$13,677	$13,043
12/17	$13,055	$13,829	$13,247
1/18	$13,603	$14,621	$13,711
2/18	$13,105	$14,082	$12,907
3/18	$12,776	$13,724	$12,761
4/18	$12,769	$13,777	$12,712
5/18	$13,041	$14,108	$12,890
6/18	$13,141	$14,195	$13,021
7/18	$13,656	$14,724	$13,578
8/18	$14,026	$15,203	$13,859
9/18	$14,100	$15,290	$14,094
10/18	$13,108	$14,245	$13,399
11/18	$13,356	$14,535	$13,881
12/18	$12,260	$13,223	$12,725
1/19	$13,054	$14,282	$13,476
2/19	$13,405	$14,741	$14,031
3/19	$13,741	$15,027	$14,326
4/19	$14,371	$15,636	$14,772
5/19	$13,532	$14,642	$14,028
6/19	$14,356	$15,674	$14,949
7/19	$14,664	$15,899	$15,167
8/19	$14,637	$15,648	$15,202
9/19	$14,876	$15,940	$15,507
10/19	$15,057	$16,286	$15,511
11/19	$15,574	$16,877	$15,824
12/19	$15,953	$17,386	$16,228
1/20	$16,016	$17,379	$16,204
2/20	$14,776	$15,949	$14,803
3/20	$12,642	$13,979	$13,146
4/20	$14,224	$15,771	$14,530
5/20	$14,839	$16,522	$15,116
6/20	$14,985	$16,850	$15,118
7/20	$15,652	$17,801	$15,800
8/20	$16,559	$19,080	$16,610
9/20	$15,992	$18,355	$16,345
10/20	$15,518	$17,867	$15,977
11/20	$17,209	$19,823	$17,516
12/20	$17,789	$20,585	$17,847
1/21	$17,323	$20,377	$17,437
2/21	$17,864	$20,939	$17,731
3/21	$18,655	$21,856	$18,854
4/21	$19,612	$23,022	$19,606
5/21	$19,788	$23,183	$19,924
6/21	$19,976	$23,724	$19,905
7/21	$20,445	$24,288	$20,408
8/21	$20,777	$25,026	$20,762
9/21	$19,745	$23,863	$19,856
10/21	$20,933	$25,534	$21,136
11/21	$20,693	$25,357	$20,756
12/21	$21,957	$26,494	$22,102
1/22	$20,923	$25,123	$21,305
2/22	$20,516	$24,371	$20,801
3/22	$21,298	$25,276	$21,493
4/22	$19,977	$23,071	$20,574
5/22	$20,297	$23,114	$20,745
6/22	$18,888	$21,206	$19,431
7/22	$19,694	$23,161	$20,647
8/22	$18,989	$22,217	$19,955
9/22	$17,488	$20,170	$18,296
10/22	$19,013	$21,804	$20,240
11/22	$20,430	$23,022	$21,554
12/22	$19,681	$21,696	$20,825
1/23	$20,107	$23,059	$21,338
2/23	$19,378	$22,496	$20,688
3/23	$19,681	$23,322	$21,001
4/23	$19,915	$23,686	$21,433
5/23	$19,345	$23,789	$20,771
6/23	$20,272	$25,361	$22,061
7/23	$21,014	$26,176	$22,573
8/23	$20,603	$25,759	$22,159
9/23	$19,787	$24,531	$21,212
10/23	$19,340	$24,015	$20,871
11/23	$20,673	$26,208	$22,397
12/23	$21,705	$27,399	$23,299
1/24	$21,948	$27,859	$23,587
2/24	$22,565	$29,347	$24,261
3/24	$23,292	$30,291	$25,044
4/24	$22,198	$29,054	$24,037
5/24	$22,878	$30,494	$24,889
6/24	$23,112	$31,589	$25,243
7/24	$23,925	$31,973	$26,336
8/24	$24,658	$32,749	$27,200
9/24	$24,872	$33,448	$27,647
10/24	$24,901	$33,145	$27,198
11/24	$25,822	$35,090	$28,641
12/24	$25,053	$34,254	$27,403

Average Annual Total Returns (%)

Fund	1 Year	5 Years	10 Years
Class C, with conversion to Class A after 8 years	13.67%	9.10%	9.61%
Class C, with 1% Maximum Deferred Sales Charge and conversion to Class A after 8 years	12.67%	9.10%	9.61%
S&P 500® Index	25.02%	14.51%	13.09%
NASDAQ US Broad Dividend Achievers™ Index	17.61%	11.03%	10.60%

Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance assumes that all dividends and distributions, if any, were reinvested. For more recent performance information, visit www.eatonvance.com/performance.php.

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Key Fund Statistics

Total Net Assets	$893,743,464
# of Portfolio Holdings	57
Portfolio Turnover Rate	50%
Total Advisory Fees Paid	$5,677,375

What did the Fund invest in?

The following tables reflect what the Fund invested in as of the report date.

Sector Allocation (% of total investments)

Value	Value
Short-Term Investments	1.0%
Real Estate	1.8%
Materials	2.3%
Consumer Discretionary	3.4%
Utilities	4.0%
Communication Services	5.2%
Energy	5.9%
Consumer Staples	7.1%
Health Care	12.8%
Industrials	13.5%
Information Technology	20.6%
Financials	22.4%

Top Ten Holdings (% of total investments)Footnote Referencea

Broadcom, Inc.	4.9%
Microsoft Corp.	4.2%
Chevron Corp.	3.3%
JPMorgan Chase & Co.	3.0%
Johnson & Johnson	2.7%
EOG Resources, Inc.	2.6%
International Paper Co.	2.3%
UnitedHealth Group, Inc.	2.3%
Procter & Gamble Co.	2.3%
Bristol-Myers Squibb Co.	2.3%
Total	29.9%
Footnote	Description
Footnote[a]	Excluding cash equivalents

Additional Information

If you wish to view additional information about the Fund, including the prospectus, statement of additional information, financial statements and holdings, please scan the QR code or visit www.eatonvance.com/open-end-mutual-fund-documents.php. For proxy information, please visit www.eatonvance.com/proxyvoting.

Householding

The Funds may deliver a single copy of certain required shareholder documents (including prospectuses, shareholder reports, and proxy materials) to investors with the same last name and the same address. Your participation will continue indefinitely unless you instruct otherwise by calling 1-800-262-1122 or by contacting your financial intermediary. Your instruction will typically be effective within 30 days of receipt.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Annual Shareholder Report December 31, 2024

ECTMX-TSR-AR

Eaton Vance Dividend Builder Fund

Class I EIUTX

Annual Shareholder Report December 31, 2024

This annual shareholder report contains important information about the Eaton Vance Dividend Builder Fund for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at www.eatonvance.com/open-end-mutual-fund-documents.php. You can also request this information by contacting us at 1-800-262-1122.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$79	0.74%

How did the Fund perform last year and what affected its performance?

Key contributors to (↑) and detractors from (↓) performance, relative to the S&P 500® Index (the Index):

↓ Not owning semiconductor maker NVIDIA Corp. or Facebook parent Meta Platforms Inc. hurt relative returns as both stocks performed well. Both firms pay nominal dividends, but did not meet the Fund’s criteria for investing in stocks that demonstrate the ability to produce attractive levels of dividend income over time

↓ An overweight position in CDW Corp., a distributor of technology products and services, lost value as demand from small- and mid-size businesses declined

↓ Among sectors, stock selections and underweight exposures to information technology and communication services, and an overweight in health care hurt returns

↑ In contrast, an overweight position in Broadcom Inc. aided returns as its stock price doubled on AI-driven demand for its semiconductor and software products

↑ An overweight position in global retail and grocery giant Walmart Inc. rose in value as its core U.S. retail business gained market share during the period

↑ An overweight position in paper products firm International Paper Co. rose in value as its new CEO cut costs and employed new strategies that investors favored

↑ Among sectors, stock selections in materials and consumer staples, and stock selections and an underweight exposure to real estate helped Index-relative returns

Fund Performance

Comparison of the change in value of a $1,000,000 investment for the period indicated.

	Class I	S&P 500® Index	NASDAQ US Broad Dividend Achievers™ Index
12/14	$1,000,000	$1,000,000	$1,000,000
1/15	$985,199	$969,981	$968,884
2/15	$1,040,339	$1,025,727	$1,008,688
3/15	$1,028,411	$1,009,506	$986,092
4/15	$1,041,923	$1,019,190	$992,519
5/15	$1,062,668	$1,032,296	$992,917
6/15	$1,038,806	$1,012,313	$965,806
7/15	$1,057,055	$1,033,522	$980,542
8/15	$997,014	$971,166	$929,892
9/15	$968,929	$947,136	$915,242
10/15	$1,045,203	$1,027,030	$980,690
11/15	$1,042,647	$1,030,085	$979,538
12/15	$1,030,930	$1,013,838	$974,166
1/16	$992,743	$963,527	$965,735
2/16	$992,371	$962,227	$974,560
3/16	$1,051,251	$1,027,503	$1,037,448
4/16	$1,046,899	$1,031,487	$1,037,292
5/16	$1,063,937	$1,050,010	$1,051,292
6/16	$1,080,945	$1,052,731	$1,088,514
7/16	$1,110,291	$1,091,544	$1,108,672
8/16	$1,107,437	$1,093,076	$1,099,089
9/16	$1,100,597	$1,093,283	$1,096,432
10/16	$1,081,595	$1,073,340	$1,072,435
11/16	$1,100,603	$1,113,091	$1,099,312
12/16	$1,128,743	$1,135,093	$1,122,464
1/17	$1,138,338	$1,156,621	$1,129,586
2/17	$1,173,146	$1,202,546	$1,170,326
3/17	$1,176,073	$1,203,949	$1,167,660
4/17	$1,181,570	$1,216,313	$1,176,840
5/17	$1,192,925	$1,233,430	$1,195,273
6/17	$1,200,927	$1,241,129	$1,192,421
7/17	$1,223,415	$1,266,650	$1,208,547
8/17	$1,225,555	$1,270,527	$1,203,956
9/17	$1,252,737	$1,296,736	$1,227,633
10/17	$1,284,258	$1,326,995	$1,249,382
11/17	$1,322,778	$1,367,694	$1,304,338
12/17	$1,344,571	$1,382,901	$1,324,705
1/18	$1,402,431	$1,462,078	$1,371,076
2/18	$1,352,009	$1,408,190	$1,290,654
3/18	$1,319,832	$1,372,403	$1,276,128
4/18	$1,319,356	$1,377,669	$1,271,248
5/18	$1,348,694	$1,410,846	$1,288,966
6/18	$1,360,340	$1,419,530	$1,302,142
7/18	$1,415,070	$1,472,355	$1,357,769
8/18	$1,453,882	$1,520,333	$1,385,878
9/18	$1,463,927	$1,528,986	$1,409,362
10/18	$1,361,298	$1,424,480	$1,339,858
11/18	$1,388,506	$1,453,508	$1,388,129
12/18	$1,275,984	$1,322,270	$1,272,469
1/19	$1,359,238	$1,428,231	$1,347,550
2/19	$1,396,632	$1,474,089	$1,403,052
3/19	$1,433,029	$1,502,733	$1,432,572
4/19	$1,500,329	$1,563,578	$1,477,222
5/19	$1,414,384	$1,464,216	$1,402,836
6/19	$1,501,485	$1,567,408	$1,494,913
7/19	$1,534,007	$1,589,935	$1,516,709
8/19	$1,533,601	$1,564,750	$1,520,231
9/19	$1,559,172	$1,594,027	$1,550,677
10/19	$1,579,603	$1,628,553	$1,551,094
11/19	$1,634,615	$1,687,668	$1,582,393
12/19	$1,677,211	$1,738,605	$1,622,811
1/20	$1,684,198	$1,737,924	$1,620,353
2/20	$1,556,339	$1,594,859	$1,480,263
3/20	$1,332,204	$1,397,874	$1,314,631
4/20	$1,499,201	$1,577,072	$1,452,970
5/20	$1,566,961	$1,652,185	$1,511,607
6/20	$1,583,636	$1,685,042	$1,511,805
7/20	$1,653,792	$1,780,054	$1,580,021
8/20	$1,752,110	$1,908,005	$1,660,957
9/20	$1,694,215	$1,835,507	$1,634,530
10/20	$1,643,819	$1,786,694	$1,597,712
11/20	$1,825,902	$1,982,273	$1,751,648
12/20	$1,888,634	$2,058,487	$1,784,667
1/21	$1,840,329	$2,037,705	$1,743,679
2/21	$1,898,674	$2,093,895	$1,773,081
3/21	$1,986,145	$2,185,598	$1,885,392
4/21	$2,089,366	$2,302,241	$1,960,646
5/21	$2,110,151	$2,318,321	$1,992,443
6/21	$2,130,922	$2,372,442	$1,990,519
7/21	$2,183,071	$2,428,799	$2,040,793
8/21	$2,219,681	$2,502,648	$2,076,158
9/21	$2,111,393	$2,386,250	$1,985,555
10/21	$2,240,314	$2,553,435	$2,113,582
11/21	$2,217,268	$2,535,743	$2,075,644
12/21	$2,354,674	$2,649,385	$2,210,151
1/22	$2,244,886	$2,512,287	$2,130,539
2/22	$2,203,854	$2,437,066	$2,080,095
3/22	$2,290,381	$2,527,553	$2,149,336
4/22	$2,149,064	$2,307,145	$2,057,436
5/22	$2,185,676	$2,311,378	$2,074,482
6/22	$2,034,385	$2,120,588	$1,943,130
7/22	$2,123,785	$2,316,116	$2,064,709
8/22	$2,049,980	$2,221,660	$1,995,485
9/22	$1,889,418	$2,017,049	$1,829,638
10/22	$2,056,331	$2,180,352	$2,023,972
11/22	$2,211,399	$2,302,198	$2,155,400
12/22	$2,130,153	$2,169,558	$2,082,504
1/23	$2,180,265	$2,305,880	$2,133,846
2/23	$2,102,181	$2,249,619	$2,068,848
3/23	$2,137,057	$2,332,212	$2,100,075
4/23	$2,164,637	$2,368,614	$2,143,283
5/23	$2,103,685	$2,378,910	$2,077,110
6/23	$2,207,490	$2,536,097	$2,206,108
7/23	$2,289,699	$2,617,569	$2,257,279
8/23	$2,246,235	$2,575,893	$2,215,899
9/23	$2,159,870	$2,453,080	$2,121,208
10/23	$2,112,320	$2,401,500	$2,087,063
11/23	$2,259,729	$2,620,818	$2,239,661
12/23	$2,374,174	$2,739,884	$2,329,918
1/24	$2,403,238	$2,785,925	$2,358,744
2/24	$2,472,008	$2,934,682	$2,426,066
3/24	$2,554,785	$3,029,104	$2,504,371
4/24	$2,437,007	$2,905,381	$2,403,674
5/24	$2,512,929	$3,049,444	$2,488,894
6/24	$2,541,324	$3,158,864	$2,524,279
7/24	$2,631,533	$3,197,315	$2,633,603
8/24	$2,715,466	$3,274,872	$2,720,019
9/24	$2,741,741	$3,344,813	$2,764,747
10/24	$2,746,882	$3,314,481	$2,719,808
11/24	$2,852,105	$3,509,044	$2,864,075
12/24	$2,726,247	$3,425,395	$2,740,271

Average Annual Total Returns (%)

Fund	1 Year	5 Years	10 Years
Class I	14.82%	10.19%	10.54%
S&P 500® Index	25.02%	14.51%	13.09%
NASDAQ US Broad Dividend Achievers™ Index	17.61%	11.03%	10.60%

Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance assumes that all dividends and distributions, if any, were reinvested. For more recent performance information, visit www.eatonvance.com/performance.php.

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Key Fund Statistics

Total Net Assets	$893,743,464
# of Portfolio Holdings	57
Portfolio Turnover Rate	50%
Total Advisory Fees Paid	$5,677,375

What did the Fund invest in?

The following tables reflect what the Fund invested in as of the report date.

Sector Allocation (% of total investments)

Value	Value
Short-Term Investments	1.0%
Real Estate	1.8%
Materials	2.3%
Consumer Discretionary	3.4%
Utilities	4.0%
Communication Services	5.2%
Energy	5.9%
Consumer Staples	7.1%
Health Care	12.8%
Industrials	13.5%
Information Technology	20.6%
Financials	22.4%

Top Ten Holdings (% of total investments)Footnote Referencea

Broadcom, Inc.	4.9%
Microsoft Corp.	4.2%
Chevron Corp.	3.3%
JPMorgan Chase & Co.	3.0%
Johnson & Johnson	2.7%
EOG Resources, Inc.	2.6%
International Paper Co.	2.3%
UnitedHealth Group, Inc.	2.3%
Procter & Gamble Co.	2.3%
Bristol-Myers Squibb Co.	2.3%
Total	29.9%
Footnote	Description
Footnote[a]	Excluding cash equivalents

Additional Information

If you wish to view additional information about the Fund, including the prospectus, statement of additional information, financial statements and holdings, please scan the QR code or visit www.eatonvance.com/open-end-mutual-fund-documents.php. For proxy information, please visit www.eatonvance.com/proxyvoting.

Householding

The Funds may deliver a single copy of certain required shareholder documents (including prospectuses, shareholder reports, and proxy materials) to investors with the same last name and the same address. Your participation will continue indefinitely unless you instruct otherwise by calling 1-800-262-1122 or by contacting your financial intermediary. Your instruction will typically be effective within 30 days of receipt.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Annual Shareholder Report December 31, 2024

EIUTX-TSR-AR

Eaton Vance Greater India Fund

Class A ETGIX

Annual Shareholder Report December 31, 2024

This annual shareholder report contains important information about the Eaton Vance Greater India Fund for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at www.eatonvance.com/open-end-mutual-fund-documents.php. You can also request this information by contacting us at 1-800-262-1122.

What were the Fund costs for the last year?Footnote Reference*

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$161	1.48%
Footnote	Description
Footnote*	Expenses in the table reflect the expenses of both the Fund and Greater India Portfolio, the Portfolio in which it invests.

How did the Fund perform last year and what affected its performance?

Key contributors to (↑) and detractors from (↓) performance, relative to the MSCI India Index (the Index):

↑ Among sectors within the Index, the Fund’s exposures to the consumer discretionary and energy markets were the largest contributors to Index-relative returns

↑ An underweight position in Reliance Industries Ltd. ― whose petrochemical business struggled from weak global demand ― was the top contributor to returns

↑ An overweight position in Dixon Technologies India Ltd. ― maker of lights, mobile phones, and consumer appliances ― helped returns amid a surge in net profits

↓ In contrast, the Fund’s exposures to the industrials and financials sectors were the largest detractors from Index-relative performance during the period

↓ Among stocks, an overweight position in Tata Consumer Products Ltd. ― maker and exporter of tea, salt, oil, and spices ― was the largest detractor from returns

↓ In the financials sector, the Fund’s underweight position in IIFL Finance Ltd. detracted from Index-relative returns during the period ― and was sold from the Fund after the Reserve Bank of India directed the integrated financial services firm to cease disbursal of gold loans, citing business inconsistencies

Fund Performance

Comparison of the change in value of a $10,000 investment for the period indicated.

	Class A with Maximum Sales Charge	MSCI India Index
12/14	$10,000	$10,000
1/15	$10,395	$10,794
2/15	$10,585	$10,995
3/15	$10,152	$10,540
4/15	$9,558	$9,850
5/15	$9,882	$10,129
6/15	$9,935	$10,159
7/15	$10,036	$10,339
8/15	$9,131	$9,431
9/15	$9,302	$9,474
10/15	$9,309	$9,623
11/15	$9,047	$9,163
12/15	$9,005	$9,388
1/16	$8,299	$8,742
2/16	$7,719	$8,095
3/16	$8,708	$9,153
4/16	$8,988	$9,197
5/16	$9,313	$9,370
6/16	$9,634	$9,494
7/16	$10,273	$10,033
8/16	$10,591	$10,149
9/16	$10,382	$10,056
10/16	$10,431	$10,007
11/16	$9,421	$9,260
12/16	$9,243	$9,253
1/17	$9,823	$9,656
2/17	$10,382	$10,226
3/17	$11,007	$10,837
4/17	$11,362	$11,046
5/17	$11,601	$11,240
6/17	$11,668	$11,152
7/17	$12,408	$12,012
8/17	$12,485	$11,922
9/17	$12,047	$11,482
10/17	$12,645	$12,328
11/17	$12,790	$12,241
12/17	$13,383	$12,839
1/18	$13,452	$13,281
2/18	$12,631	$12,391
3/18	$12,529	$11,946
4/18	$12,838	$12,438
5/18	$12,395	$11,991
6/18	$12,235	$11,874
7/18	$12,918	$12,648
8/18	$12,795	$12,770
9/18	$11,491	$11,607
10/18	$10,709	$10,797
11/18	$11,844	$11,917
12/18	$11,760	$11,901
1/19	$11,547	$11,672
2/19	$11,525	$11,676
3/19	$12,472	$12,753
4/19	$12,373	$12,825
5/19	$12,494	$12,852
6/19	$12,449	$12,817
7/19	$11,748	$12,149
8/19	$11,611	$11,794
9/19	$12,304	$12,157
10/19	$12,777	$12,682
11/19	$12,819	$12,611
12/19	$12,989	$12,803
1/20	$13,088	$12,702
2/20	$12,565	$11,778
3/20	$9,183	$8,818
4/20	$10,516	$10,241
5/20	$10,278	$9,956
6/20	$10,816	$10,633
7/20	$11,736	$11,737
8/20	$12,196	$12,147
9/20	$12,307	$12,223
10/20	$12,519	$12,360
11/20	$13,381	$13,426
12/20	$14,734	$14,794
1/21	$14,415	$14,450
2/21	$14,931	$15,205
3/21	$15,144	$15,550
4/21	$14,943	$15,406
5/21	$15,915	$16,742
6/21	$16,203	$16,625
7/21	$16,754	$16,768
8/21	$18,011	$18,603
9/21	$18,049	$18,715
10/21	$18,300	$18,566
11/21	$17,662	$18,003
12/21	$18,275	$18,675
1/22	$17,852	$18,420
2/22	$16,998	$17,682
3/22	$17,197	$18,328
4/22	$16,377	$18,022
5/22	$15,407	$16,972
6/22	$14,375	$15,827
7/22	$15,643	$17,303
8/22	$15,759	$18,014
9/22	$15,137	$16,855
10/22	$15,655	$17,288
11/22	$16,435	$18,185
12/22	$15,435	$17,190
1/23	$15,245	$16,676
2/23	$14,745	$15,914
3/23	$14,770	$16,098
4/23	$15,210	$16,769
5/23	$15,630	$17,257
6/23	$16,446	$18,068
7/23	$16,962	$18,607
8/23	$16,862	$18,253
9/23	$16,962	$18,558
10/23	$16,586	$18,006
11/23	$17,612	$19,210
12/23	$18,615	$20,766
1/24	$19,141	$21,267
2/24	$19,656	$21,849
3/24	$19,766	$22,027
4/24	$20,161	$22,537
5/24	$20,408	$22,697
6/24	$21,932	$24,275
7/24	$22,972	$25,240
8/24	$23,125	$25,505
9/24	$23,887	$26,044
10/24	$22,252	$23,892
11/24	$22,389	$23,793
12/24	$21,876	$23,095

Average Annual Total Returns (%)Footnote Reference1

Fund	1 Year	5 Years	10 Years
Class A	17.51%	10.97%	8.72%
Class A with 5.25% Maximum Sales Charge	11.34%	9.78%	8.14%
MSCI India Index (net of foreign withholding taxes)	11.22%	12.51%	8.72%
Footnote	Description
Footnote[1]	Performance prior to September 15, 2016 is that of the Fund’s former investment sub-adviser.

Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance assumes that all dividends and distributions, if any, were reinvested. For more recent performance information, visit www.eatonvance.com/performance.php.

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Key Fund Statistics

Total Net Assets	$300,905,703
# of Portfolio Holdings (for Greater India Portfolio)	64
Portfolio Turnover Rate (for Greater India Portfolio)	22%
Total Advisory Fees Paid	$2,379,377

What did the Fund invest in?

The following tables reflect what the Fund invested in as of the report date.

References to the Fund's investments are to the Fund's pro rata share of the investments of Greater India Portfolio, an affiliated investment company in which the Fund invests substantially all of its assets.

Sector Allocation (% of total investments)

Financials
26.7%
Consumer Discretionary
21.9%
Information Technology
12.8%
Health Care
8.1%
Materials
6.4%
Communication Services
5.9%
Consumer Staples
4.5%
Industrials
4.1%
Utilities
3.3%
Energy
2.4%
Short-Term Investments
2.1%
Real Estate
1.8%

Value	Value
Real Estate	1.8%
Short-Term Investments	2.1%
Energy	2.4%
Utilities	3.3%
Industrials	4.1%
Consumer Staples	4.5%
Communication Services	5.9%
Materials	6.4%
Health Care	8.1%
Information Technology	12.8%
Consumer Discretionary	21.9%
Financials	26.7%

Top Ten Holdings (% of total investments)Footnote Referencea

ICICI Bank Ltd.	8.3%
Infosys Ltd.	6.5%
Bharti Airtel Ltd.	4.5%
Mahindra & Mahindra Ltd.	4.1%
Sun Pharmaceutical Industries Ltd.	3.7%
Zomato Ltd.	3.5%
Bajaj Finance Ltd.	3.4%
Axis Bank Ltd.	3.3%
Trent Ltd.	2.8%
Dixon Technologies India Ltd.	2.6%
Total	42.7%
Footnote	Description
Footnote[a]	Excluding cash equivalents

Additional Information

If you wish to view additional information about the Fund, including the prospectus, statement of additional information, financial statements and holdings, please scan the QR code or visit www.eatonvance.com/open-end-mutual-fund-documents.php. For proxy information, please visit www.eatonvance.com/proxyvoting.

Householding

The Funds may deliver a single copy of certain required shareholder documents (including prospectuses, shareholder reports, and proxy materials) to investors with the same last name and the same address. Your participation will continue indefinitely unless you instruct otherwise by calling 1-800-262-1122 or by contacting your financial intermediary. Your instruction will typically be effective within 30 days of receipt.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Annual Shareholder Report December 31, 2024

ETGIX-TSR-AR

Eaton Vance Greater India Fund

Class C ECGIX

Annual Shareholder Report December 31, 2024

This annual shareholder report contains important information about the Eaton Vance Greater India Fund for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at www.eatonvance.com/open-end-mutual-fund-documents.php. You can also request this information by contacting us at 1-800-262-1122.

What were the Fund costs for the last year?Footnote Reference*

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class C	$242	2.23%
Footnote	Description
Footnote*	Expenses in the table reflect the expenses of both the Fund and Greater India Portfolio, the Portfolio in which it invests.

How did the Fund perform last year and what affected its performance?

Key contributors to (↑) and detractors from (↓) performance, relative to the MSCI India Index (the Index):

↑ Among sectors within the Index, the Fund’s exposures to the consumer discretionary and energy markets were the largest contributors to Index-relative returns

↑ An underweight position in Reliance Industries Ltd. ― whose petrochemical business struggled from weak global demand ― was the top contributor to returns

↑ An overweight position in Dixon Technologies India Ltd. ― maker of lights, mobile phones, and consumer appliances ― helped returns amid a surge in net profits

↓ In contrast, the Fund’s exposures to the industrials and financials sectors were the largest detractors from Index-relative performance during the period

↓ Among stocks, an overweight position in Tata Consumer Products Ltd. ― maker and exporter of tea, salt, oil, and spices ― was the largest detractor from returns

↓ In the financials sector, the Fund’s underweight position in IIFL Finance Ltd. detracted from Index-relative returns during the period ― and was sold from the Fund after the Reserve Bank of India directed the integrated financial services firm to cease disbursal of gold loans, citing business inconsistencies

Fund Performance

Comparison of the change in value of a $10,000 investment for the period indicated.

	Class C	MSCI India Index
12/14	$10,000	$10,000
1/15	$10,966	$10,794
2/15	$11,161	$10,995
3/15	$10,700	$10,540
4/15	$10,066	$9,850
5/15	$10,403	$10,129
6/15	$10,453	$10,159
7/15	$10,553	$10,339
8/15	$9,596	$9,431
9/15	$9,772	$9,474
10/15	$9,772	$9,623
11/15	$9,487	$9,163
12/15	$9,437	$9,388
1/16	$8,698	$8,742
2/16	$8,083	$8,095
3/16	$9,111	$9,153
4/16	$9,400	$9,197
5/16	$9,734	$9,370
6/16	$10,064	$9,494
7/16	$10,729	$10,033
8/16	$11,051	$10,149
9/16	$10,825	$10,056
10/16	$10,871	$10,007
11/16	$9,809	$9,260
12/16	$9,621	$9,253
1/17	$10,223	$9,656
2/17	$10,791	$10,226
3/17	$11,439	$10,837
4/17	$11,799	$11,046
5/17	$12,041	$11,240
6/17	$12,104	$11,152
7/17	$12,862	$12,012
8/17	$12,937	$11,922
9/17	$12,475	$11,482
10/17	$13,089	$12,328
11/17	$13,232	$12,241
12/17	$13,836	$12,839
1/18	$13,901	$13,281
2/18	$13,042	$12,391
3/18	$12,930	$11,946
4/18	$13,241	$12,438
5/18	$12,774	$11,991
6/18	$12,606	$11,874
7/18	$13,301	$12,648
8/18	$13,164	$12,770
9/18	$11,818	$11,607
10/18	$11,005	$10,797
11/18	$12,167	$11,917
12/18	$12,071	$11,901
1/19	$11,844	$11,672
2/19	$11,818	$11,676
3/19	$12,779	$12,753
4/19	$12,670	$12,825
5/19	$12,788	$12,852
6/19	$12,735	$12,817
7/19	$12,010	$12,149
8/19	$11,863	$11,794
9/19	$12,561	$12,157
10/19	$13,037	$12,682
11/19	$13,077	$12,611
12/19	$13,240	$12,803
1/20	$13,335	$12,702
2/20	$12,792	$11,778
3/20	$9,345	$8,818
4/20	$10,694	$10,241
5/20	$10,445	$9,956
6/20	$10,984	$10,633
7/20	$11,913	$11,737
8/20	$12,373	$12,147
9/20	$12,478	$12,223
10/20	$12,687	$12,360
11/20	$13,551	$13,426
12/20	$14,914	$14,794
1/21	$14,583	$14,450
2/21	$15,096	$15,205
3/21	$15,305	$15,550
4/21	$15,092	$15,406
5/21	$16,064	$16,742
6/21	$16,346	$16,625
7/21	$16,887	$16,768
8/21	$18,133	$18,603
9/21	$18,165	$18,715
10/21	$18,401	$18,566
11/21	$17,756	$18,003
12/21	$18,370	$18,675
1/22	$17,941	$18,420
2/22	$17,083	$17,682
3/22	$17,290	$18,328
4/22	$16,457	$18,022
5/22	$15,467	$16,972
6/22	$14,428	$15,827
7/22	$15,695	$17,303
8/22	$15,796	$18,014
9/22	$15,159	$16,855
10/22	$15,669	$17,288
11/22	$16,442	$18,185
12/22	$15,413	$17,190
1/23	$15,210	$16,676
2/23	$14,709	$15,914
3/23	$14,722	$16,098
4/23	$15,153	$16,769
5/23	$15,559	$17,257
6/23	$16,359	$18,068
7/23	$16,866	$18,607
8/23	$16,752	$18,253
9/23	$16,841	$18,558
10/23	$16,460	$18,006
11/23	$17,469	$19,210
12/23	$18,454	$20,766
1/24	$18,961	$21,267
2/24	$19,460	$21,849
3/24	$19,555	$22,027
4/24	$19,933	$22,537
5/24	$20,163	$22,697
6/24	$21,656	$24,275
7/24	$22,669	$25,240
8/24	$22,811	$25,505
9/24	$23,547	$26,044
10/24	$21,919	$23,892
11/24	$22,041	$23,793
12/24	$21,842	$23,095

Average Annual Total Returns (%)Footnote Reference1

Fund	1 Year	5 Years	10 Years
Class C, with conversion to Class A after 8 years	16.62%	10.19%	8.12%
Class C, with 1% Maximum Deferred Sales Charge and conversion to Class A after 8 years	15.62%	10.19%	8.12%
MSCI India Index (net of foreign withholding taxes)	11.22%	12.51%	8.72%
Footnote	Description
Footnote[1]	Performance prior to September 15, 2016 is that of the Fund’s former investment sub-adviser.

Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance assumes that all dividends and distributions, if any, were reinvested. For more recent performance information, visit www.eatonvance.com/performance.php.

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Key Fund Statistics

Total Net Assets	$300,905,703
# of Portfolio Holdings (for Greater India Portfolio)	64
Portfolio Turnover Rate (for Greater India Portfolio)	22%
Total Advisory Fees Paid	$2,379,377

What did the Fund invest in?

The following tables reflect what the Fund invested in as of the report date.

References to the Fund's investments are to the Fund's pro rata share of the investments of Greater India Portfolio, an affiliated investment company in which the Fund invests substantially all of its assets.

Sector Allocation (% of total investments)

Value	Value
Real Estate	1.8%
Short-Term Investments	2.1%
Energy	2.4%
Utilities	3.3%
Industrials	4.1%
Consumer Staples	4.5%
Communication Services	5.9%
Materials	6.4%
Health Care	8.1%
Information Technology	12.8%
Consumer Discretionary	21.9%
Financials	26.7%

Top Ten Holdings (% of total investments)Footnote Referencea

ICICI Bank Ltd.	8.3%
Infosys Ltd.	6.5%
Bharti Airtel Ltd.	4.5%
Mahindra & Mahindra Ltd.	4.1%
Sun Pharmaceutical Industries Ltd.	3.7%
Zomato Ltd.	3.5%
Bajaj Finance Ltd.	3.4%
Axis Bank Ltd.	3.3%
Trent Ltd.	2.8%
Dixon Technologies India Ltd.	2.6%
Total	42.7%
Footnote	Description
Footnote[a]	Excluding cash equivalents

Additional Information

If you wish to view additional information about the Fund, including the prospectus, statement of additional information, financial statements and holdings, please scan the QR code or visit www.eatonvance.com/open-end-mutual-fund-documents.php. For proxy information, please visit www.eatonvance.com/proxyvoting.

Householding

The Funds may deliver a single copy of certain required shareholder documents (including prospectuses, shareholder reports, and proxy materials) to investors with the same last name and the same address. Your participation will continue indefinitely unless you instruct otherwise by calling 1-800-262-1122 or by contacting your financial intermediary. Your instruction will typically be effective within 30 days of receipt.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Annual Shareholder Report December 31, 2024

ECGIX-TSR-AR

Eaton Vance Greater India Fund

Class I EGIIX

Annual Shareholder Report December 31, 2024

This annual shareholder report contains important information about the Eaton Vance Greater India Fund for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at www.eatonvance.com/open-end-mutual-fund-documents.php. You can also request this information by contacting us at 1-800-262-1122.

What were the Fund costs for the last year?Footnote Reference*

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$134	1.23%
Footnote	Description
Footnote*	Expenses in the table reflect the expenses of both the Fund and Greater India Portfolio, the Portfolio in which it invests.

How did the Fund perform last year and what affected its performance?

Key contributors to (↑) and detractors from (↓) performance, relative to the MSCI India Index (the Index):

↑ Among sectors within the Index, the Fund’s exposures to the consumer discretionary and energy markets were the largest contributors to Index-relative returns

↑ An underweight position in Reliance Industries Ltd. ― whose petrochemical business struggled from weak global demand ― was the top contributor to returns

↑ An overweight position in Dixon Technologies India Ltd. ― maker of lights, mobile phones, and consumer appliances ― helped returns amid a surge in net profits

↓ In contrast, the Fund’s exposures to the industrials and financials sectors were the largest detractors from Index-relative performance during the period

↓ Among stocks, an overweight position in Tata Consumer Products Ltd. ― maker and exporter of tea, salt, oil, and spices ― was the largest detractor from returns

↓ In the financials sector, the Fund’s underweight position in IIFL Finance Ltd. detracted from Index-relative returns during the period ― and was sold from the Fund after the Reserve Bank of India directed the integrated financial services firm to cease disbursal of gold loans, citing business inconsistencies

Fund Performance

Comparison of the change in value of a $1,000,000 investment for the period indicated.

	Class I	MSCI India Index
12/14	$1,000,000	$1,000,000
1/15	$1,097,402	$1,079,426
2/15	$1,117,600	$1,099,485
3/15	$1,072,149	$1,053,959
4/15	$1,009,728	$985,033
5/15	$1,044,154	$1,012,904
6/15	$1,049,975	$1,015,881
7/15	$1,060,872	$1,033,920
8/15	$965,697	$943,116
9/15	$983,855	$947,411
10/15	$984,955	$962,290
11/15	$957,349	$916,334
12/15	$952,998	$938,760
1/16	$878,873	$874,158
2/16	$817,464	$809,460
3/16	$922,091	$915,329
4/16	$952,243	$919,684
5/16	$987,111	$936,970
6/16	$1,021,254	$949,405
7/16	$1,089,570	$1,003,289
8/16	$1,123,343	$1,014,914
9/16	$1,101,561	$1,005,622
10/16	$1,106,663	$1,000,654
11/16	$999,850	$926,036
12/16	$981,294	$925,312
1/17	$1,043,237	$965,575
2/17	$1,102,619	$1,022,593
3/17	$1,169,344	$1,083,728
4/17	$1,207,468	$1,104,640
5/17	$1,233,119	$1,124,041
6/17	$1,240,470	$1,115,243
7/17	$1,319,520	$1,201,164
8/17	$1,327,999	$1,192,153
9/17	$1,281,574	$1,148,173
10/17	$1,346,057	$1,232,816
11/17	$1,361,524	$1,224,130
12/17	$1,425,050	$1,283,920
1/18	$1,433,002	$1,328,121
2/18	$1,345,641	$1,239,077
3/18	$1,335,022	$1,194,646
4/18	$1,368,469	$1,243,811
5/18	$1,321,389	$1,199,108
6/18	$1,304,682	$1,187,438
7/18	$1,377,984	$1,264,784
8/18	$1,365,113	$1,276,978
9/18	$1,226,586	$1,160,725
10/18	$1,143,300	$1,079,738
11/18	$1,264,565	$1,191,703
12/18	$1,256,121	$1,190,130
1/19	$1,233,094	$1,167,201
2/19	$1,231,576	$1,167,568
3/19	$1,332,881	$1,275,324
4/19	$1,322,540	$1,282,473
5/19	$1,335,965	$1,285,249
6/19	$1,331,342	$1,281,724
7/19	$1,256,899	$1,214,892
8/19	$1,242,490	$1,179,371
9/19	$1,316,840	$1,215,654
10/19	$1,367,851	$1,268,233
11/19	$1,372,988	$1,261,111
12/19	$1,391,581	$1,280,283
1/20	$1,402,646	$1,270,172
2/20	$1,346,895	$1,177,801
3/20	$984,667	$881,776
4/20	$1,127,829	$1,024,109
5/20	$1,102,517	$995,628
6/20	$1,160,252	$1,063,281
7/20	$1,259,504	$1,173,676
8/20	$1,309,194	$1,214,700
9/20	$1,321,495	$1,222,262
10/20	$1,344,895	$1,235,999
11/20	$1,437,710	$1,342,593
12/20	$1,583,253	$1,479,427
1/21	$1,549,536	$1,444,959
2/21	$1,605,055	$1,520,519
3/21	$1,628,477	$1,555,021
4/21	$1,607,483	$1,540,622
5/21	$1,710,994	$1,674,201
6/21	$1,741,904	$1,662,523
7/21	$1,800,628	$1,676,839
8/21	$1,933,890	$1,860,310
9/21	$1,939,046	$1,871,538
10/21	$1,965,620	$1,856,642
11/21	$1,899,385	$1,800,287
12/21	$1,968,145	$1,867,516
1/22	$1,924,121	$1,841,988
2/22	$1,834,777	$1,768,232
3/22	$1,862,401	$1,832,824
4/22	$1,773,920	$1,802,183
5/22	$1,669,039	$1,697,218
6/22	$1,557,683	$1,582,725
7/22	$1,695,367	$1,730,276
8/22	$1,708,315	$1,801,367
9/22	$1,640,984	$1,685,540
10/22	$1,697,525	$1,728,772
11/22	$1,782,553	$1,818,547
12/22	$1,679,642	$1,718,978
1/23	$1,659,411	$1,667,556
2/23	$1,605,464	$1,591,364
3/23	$1,608,057	$1,609,812
4/23	$1,656,299	$1,676,882
5/23	$1,702,466	$1,725,710
6/23	$1,791,687	$1,806,751
7/23	$1,848,229	$1,860,727
8/23	$1,837,854	$1,825,289
9/23	$1,849,266	$1,855,849
10/23	$1,808,286	$1,800,643
11/23	$1,920,850	$1,920,962
12/23	$2,031,063	$2,076,616
1/24	$2,088,659	$2,126,686
2/24	$2,145,711	$2,184,949
3/24	$2,157,665	$2,202,660
4/24	$2,201,133	$2,253,696
5/24	$2,228,845	$2,269,683
6/24	$2,395,655	$2,427,487
7/24	$2,509,759	$2,523,969
8/24	$2,527,147	$2,550,512
9/24	$2,610,824	$2,604,379
10/24	$2,432,603	$2,389,194
11/24	$2,447,817	$2,379,262
12/24	$2,391,707	$2,309,511

Average Annual Total Returns (%)Footnote Reference1

Fund	1 Year	5 Years	10 Years
Class I	17.77%	11.43%	9.10%
MSCI India Index (net of foreign withholding taxes)	11.22%	12.51%	8.72%
Footnote	Description
Footnote[1]	Performance prior to September 15, 2016 is that of the Fund’s former investment sub-adviser.

Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance assumes that all dividends and distributions, if any, were reinvested. For more recent performance information, visit www.eatonvance.com/performance.php.

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Key Fund Statistics

Total Net Assets	$300,905,703
# of Portfolio Holdings (for Greater India Portfolio)	64
Portfolio Turnover Rate (for Greater India Portfolio)	22%
Total Advisory Fees Paid	$2,379,377

What did the Fund invest in?

The following tables reflect what the Fund invested in as of the report date.

References to the Fund's investments are to the Fund's pro rata share of the investments of Greater India Portfolio, an affiliated investment company in which the Fund invests substantially all of its assets.

Sector Allocation (% of total investments)

Value	Value
Real Estate	1.8%
Short-Term Investments	2.1%
Energy	2.4%
Utilities	3.3%
Industrials	4.1%
Consumer Staples	4.5%
Communication Services	5.9%
Materials	6.4%
Health Care	8.1%
Information Technology	12.8%
Consumer Discretionary	21.9%
Financials	26.7%

Top Ten Holdings (% of total investments)Footnote Referencea

ICICI Bank Ltd.	8.3%
Infosys Ltd.	6.5%
Bharti Airtel Ltd.	4.5%
Mahindra & Mahindra Ltd.	4.1%
Sun Pharmaceutical Industries Ltd.	3.7%
Zomato Ltd.	3.5%
Bajaj Finance Ltd.	3.4%
Axis Bank Ltd.	3.3%
Trent Ltd.	2.8%
Dixon Technologies India Ltd.	2.6%
Total	42.7%
Footnote	Description
Footnote[a]	Excluding cash equivalents

Additional Information

If you wish to view additional information about the Fund, including the prospectus, statement of additional information, financial statements and holdings, please scan the QR code or visit www.eatonvance.com/open-end-mutual-fund-documents.php. For proxy information, please visit www.eatonvance.com/proxyvoting.

Householding

The Funds may deliver a single copy of certain required shareholder documents (including prospectuses, shareholder reports, and proxy materials) to investors with the same last name and the same address. Your participation will continue indefinitely unless you instruct otherwise by calling 1-800-262-1122 or by contacting your financial intermediary. Your instruction will typically be effective within 30 days of receipt.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Annual Shareholder Report December 31, 2024

EGIIX-TSR-AR

Eaton Vance Growth Fund

Class A EALCX

Annual Shareholder Report December 31, 2024

This annual shareholder report contains important information about the Eaton Vance Growth Fund for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at www.eatonvance.com/open-end-mutual-fund-documents.php. You can also request this information by contacting us at 1-800-262-1122.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$121	1.04%

How did the Fund perform last year and what affected its performance?

Key contributors to (↑) and detractors from (↓) performance, relative to the Russell 1000® Growth Index (the Index):

↓ An overweight position in marketing and publishing software firm Adobe Inc. lost value over concerns about competition from artificial intelligence (AI) products

↓ An overweight position in tax and accounting software maker Intuit Inc. underperformed the Index as investors questioned its ability to compete for AI business

↓ An underweight position in electric car maker Tesla Inc. hurt returns as its stock price rose over optimism about the potential launch of an autonomous vehicle

↓ Among sectors, stock selections and an underweight exposure to consumer discretionary, and stock selections and an overweight in real estate hurt returns

↑ An overweight position in NVIDIA Corp., a major microchip supplier for AI applications, contributed to relative returns as its stock price more than doubled

↑ Owning mobile chipmaker Qualcomm Inc. early in the period as its stock price rose ― and selling the stock in June 2024 before its price dropped ― helped returns

↑ An underweight position in Microsoft Corp. helped returns as its stock underperformed the Index over concerns about the costs needed to pursue AI opportunities

↑ Among sectors, stock selections in consumer staples and industrials, and an underweight exposure to health care contributed to Index-relative returns

Fund Performance

Comparison of the change in value of a $10,000 investment for the period indicated.

	Class A with Maximum Sales Charge	S&P 500® Index	Russell 1000® Growth Index
12/14	$10,000	$10,000	$10,000
1/15	$9,304	$9,700	$9,847
2/15	$9,987	$10,257	$10,503
3/15	$9,912	$10,095	$10,384
4/15	$9,877	$10,192	$10,436
5/15	$10,087	$10,323	$10,583
6/15	$9,992	$10,123	$10,396
7/15	$10,338	$10,335	$10,749
8/15	$9,692	$9,712	$10,096
9/15	$9,396	$9,471	$9,846
10/15	$10,150	$10,270	$10,694
11/15	$10,257	$10,301	$10,724
12/15	$10,142	$10,138	$10,567
1/16	$9,398	$9,635	$9,977
2/16	$9,207	$9,622	$9,973
3/16	$9,800	$10,275	$10,645
4/16	$9,859	$10,315	$10,548
5/16	$10,128	$10,500	$10,753
6/16	$9,931	$10,527	$10,711
7/16	$10,508	$10,915	$11,216
8/16	$10,498	$10,931	$11,160
9/16	$10,545	$10,933	$11,201
10/16	$10,275	$10,733	$10,938
11/16	$10,378	$11,131	$11,176
12/16	$10,378	$11,351	$11,314
1/17	$10,852	$11,566	$11,696
2/17	$11,243	$12,025	$12,182
3/17	$11,248	$12,039	$12,322
4/17	$11,541	$12,163	$12,604
5/17	$11,839	$12,334	$12,932
6/17	$11,848	$12,411	$12,898
7/17	$12,085	$12,667	$13,241
8/17	$12,178	$12,705	$13,483
9/17	$12,267	$12,967	$13,659
10/17	$12,518	$13,270	$14,188
11/17	$12,863	$13,677	$14,619
12/17	$13,015	$13,829	$14,733
1/18	$14,056	$14,621	$15,776
2/18	$13,787	$14,082	$15,363
3/18	$13,391	$13,724	$14,941
4/18	$13,601	$13,777	$14,994
5/18	$14,217	$14,108	$15,651
6/18	$14,339	$14,195	$15,801
7/18	$14,695	$14,724	$16,265
8/18	$15,359	$15,203	$17,155
9/18	$15,506	$15,290	$17,251
10/18	$14,119	$14,245	$15,708
11/18	$14,188	$14,535	$15,875
12/18	$13,051	$13,223	$14,510
1/19	$14,356	$14,282	$15,814
2/19	$14,848	$14,741	$16,380
3/19	$15,118	$15,027	$16,846
4/19	$15,809	$15,636	$17,607
5/19	$14,516	$14,642	$16,495
6/19	$15,539	$15,674	$17,628
7/19	$15,887	$15,899	$18,026
8/19	$15,489	$15,648	$17,888
9/19	$15,406	$15,940	$17,890
10/19	$15,832	$16,286	$18,394
11/19	$16,523	$16,877	$19,210
12/19	$17,016	$17,386	$19,790
1/20	$17,264	$17,379	$20,232
2/20	$16,018	$15,949	$18,854
3/20	$14,227	$13,979	$17,000
4/20	$16,405	$15,771	$19,515
5/20	$17,578	$16,522	$20,825
6/20	$18,365	$16,850	$21,732
7/20	$19,472	$17,801	$23,404
8/20	$21,387	$19,080	$25,819
9/20	$20,453	$18,355	$24,604
10/20	$19,950	$17,867	$23,769
11/20	$22,364	$19,823	$26,203
12/20	$23,338	$20,585	$27,408
1/21	$23,105	$20,377	$27,205
2/21	$23,826	$20,939	$27,199
3/21	$23,878	$21,856	$27,666
4/21	$25,255	$23,022	$29,548
5/21	$25,073	$23,183	$29,140
6/21	$26,281	$23,724	$30,968
7/21	$26,775	$24,288	$31,988
8/21	$27,600	$25,026	$33,184
9/21	$25,898	$23,863	$31,326
10/21	$27,470	$25,534	$34,039
11/21	$27,197	$25,357	$34,247
12/21	$27,917	$26,494	$34,971
1/22	$25,597	$25,123	$31,970
2/22	$24,293	$24,371	$30,612
3/22	$24,653	$25,276	$31,809
4/22	$21,804	$23,071	$27,968
5/22	$21,493	$23,114	$27,318
6/22	$19,766	$21,206	$25,154
7/22	$21,952	$23,161	$28,173
8/22	$20,788	$22,217	$26,861
9/22	$18,835	$20,170	$24,249
10/22	$20,111	$21,804	$25,667
11/22	$21,148	$23,022	$26,836
12/22	$19,644	$21,696	$24,782
1/23	$21,200	$23,059	$26,847
2/23	$20,470	$22,496	$26,528
3/23	$22,033	$23,322	$28,342
4/23	$22,338	$23,686	$28,621
5/23	$23,209	$23,789	$29,926
6/23	$24,689	$25,361	$31,972
7/23	$25,612	$26,176	$33,050
8/23	$25,389	$25,759	$32,753
9/23	$23,893	$24,531	$30,972
10/23	$23,581	$24,015	$30,531
11/23	$26,118	$26,208	$33,859
12/23	$27,168	$27,399	$35,358
1/24	$28,195	$27,859	$36,240
2/24	$30,166	$29,347	$38,713
3/24	$30,606	$30,291	$39,394
4/24	$29,246	$29,054	$37,723
5/24	$31,201	$30,494	$39,981
6/24	$33,441	$31,589	$42,677
7/24	$32,814	$31,973	$41,951
8/24	$33,580	$32,749	$42,825
9/24	$34,150	$33,448	$44,038
10/24	$33,987	$33,145	$43,893
11/24	$35,910	$35,090	$46,740
12/24	$35,985	$34,254	$47,152

Average Annual Total Returns (%)Footnote Reference1

Fund	1 Year	5 Years	10 Years
Class A	32.46%	16.14%	14.26%
Class A with 5.25% Maximum Sales Charge	25.50%	14.89%	13.65%
S&P 500® Index	25.02%	14.51%	13.09%
Russell 1000® Growth Index	33.36%	18.94%	16.76%
Footnote	Description
Footnote[1]	In accordance with regulatory changes requiring the Fund's primary benchmark to represent the overall applicable market, the Fund's primary prospectus benchmark changed to the S&P 500® Index effective May 1, 2024.

Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance assumes that all dividends and distributions, if any, were reinvested. For more recent performance information, visit www.eatonvance.com/performance.php.

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Key Fund Statistics

Total Net Assets	$431,912,057
# of Portfolio Holdings	49
Portfolio Turnover Rate	18%
Total Advisory Fees Paid	$2,655,868

What did the Fund invest in?

The following tables reflect what the Fund invested in as of the report date.

Sector Allocation (% of total investments)

Information Technology
47.4%
Communication Services
14.0%
Consumer Discretionary
13.4%
Industrials
6.8%
Financials
6.5%
Health Care
5.3%
Consumer Staples
4.3%
Real Estate
1.5%
Short-Term Investments
0.8%

Value	Value
Short-Term Investments	0.8%
Real Estate	1.5%
Consumer Staples	4.3%
Health Care	5.3%
Financials	6.5%
Industrials	6.8%
Consumer Discretionary	13.4%
Communication Services	14.0%
Information Technology	47.4%

Top Ten Holdings (% of total investments)Footnote Referencea

NVIDIA Corp.	12.7%
Microsoft Corp.	9.0%
Amazon.com, Inc.	8.7%
Apple, Inc.	8.1%
Alphabet, Inc., Class A	5.6%
Broadcom, Inc.	4.2%
Meta Platforms, Inc., Class A	3.5%
Alphabet, Inc., Class C	2.6%
Eli Lilly & Co.	2.6%
Intuit, Inc.	2.4%
Total	59.4%
Footnote	Description
Footnote[a]	Excluding cash equivalents

Additional Information

If you wish to view additional information about the Fund, including the prospectus, statement of additional information, financial statements and holdings, please scan the QR code or visit www.eatonvance.com/open-end-mutual-fund-documents.php. For proxy information, please visit www.eatonvance.com/proxyvoting.

Householding

The Funds may deliver a single copy of certain required shareholder documents (including prospectuses, shareholder reports, and proxy materials) to investors with the same last name and the same address. Your participation will continue indefinitely unless you instruct otherwise by calling 1-800-262-1122 or by contacting your financial intermediary. Your instruction will typically be effective within 30 days of receipt.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Annual Shareholder Report December 31, 2024

EALCX-TSR-AR

Eaton Vance Growth Fund

Class C ECLCX

Annual Shareholder Report December 31, 2024

This annual shareholder report contains important information about the Eaton Vance Growth Fund for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at www.eatonvance.com/open-end-mutual-fund-documents.php. You can also request this information by contacting us at 1-800-262-1122.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class C	$207	1.79%

How did the Fund perform last year and what affected its performance?

Key contributors to (↑) and detractors from (↓) performance, relative to the Russell 1000® Growth Index (the Index):

↓ An overweight position in marketing and publishing software firm Adobe Inc. lost value over concerns about competition from artificial intelligence (AI) products

↓ An overweight position in tax and accounting software maker Intuit Inc. underperformed the Index as investors questioned its ability to compete for AI business

↓ An underweight position in electric car maker Tesla Inc. hurt returns as its stock price rose over optimism about the potential launch of an autonomous vehicle

↓ Among sectors, stock selections and an underweight exposure to consumer discretionary, and stock selections and an overweight in real estate hurt returns

↑ An overweight position in NVIDIA Corp., a major microchip supplier for AI applications, contributed to relative returns as its stock price more than doubled

↑ Owning mobile chipmaker Qualcomm Inc. early in the period as its stock price rose ― and selling the stock in June 2024 before its price dropped ― helped returns

↑ An underweight position in Microsoft Corp. helped returns as its stock underperformed the Index over concerns about the costs needed to pursue AI opportunities

↑ Among sectors, stock selections in consumer staples and industrials, and an underweight exposure to health care contributed to Index-relative returns

Fund Performance

Comparison of the change in value of a $10,000 investment for the period indicated.

	Class C	S&P 500® Index	Russell 1000® Growth Index
12/14	$10,000	$10,000	$10,000
1/15	$9,813	$9,700	$9,847
2/15	$10,525	$10,257	$10,503
3/15	$10,442	$10,095	$10,384
4/15	$10,400	$10,192	$10,436
5/15	$10,613	$10,323	$10,583
6/15	$10,506	$10,123	$10,396
7/15	$10,865	$10,335	$10,749
8/15	$10,179	$9,712	$10,096
9/15	$9,858	$9,471	$9,846
10/15	$10,640	$10,270	$10,694
11/15	$10,752	$10,301	$10,724
12/15	$10,620	$10,138	$10,567
1/16	$9,834	$9,635	$9,977
2/16	$9,632	$9,622	$9,973
3/16	$10,244	$10,275	$10,645
4/16	$10,298	$10,315	$10,548
5/16	$10,571	$10,500	$10,753
6/16	$10,365	$10,527	$10,711
7/16	$10,959	$10,915	$11,216
8/16	$10,937	$10,931	$11,160
9/16	$10,981	$10,933	$11,201
10/16	$10,692	$10,733	$10,938
11/16	$10,792	$11,131	$11,176
12/16	$10,787	$11,351	$11,314
1/17	$11,270	$11,566	$11,696
2/17	$11,676	$12,025	$12,182
3/17	$11,670	$12,039	$12,322
4/17	$11,965	$12,163	$12,604
5/17	$12,271	$12,334	$12,932
6/17	$12,271	$12,411	$12,898
7/17	$12,510	$12,667	$13,241
8/17	$12,599	$12,705	$13,483
9/17	$12,682	$12,967	$13,659
10/17	$12,932	$13,270	$14,188
11/17	$13,282	$13,677	$14,619
12/17	$13,425	$13,829	$14,733
1/18	$14,493	$14,621	$15,776
2/18	$14,211	$14,082	$15,363
3/18	$13,794	$13,724	$14,941
4/18	$14,000	$13,777	$14,994
5/18	$14,622	$14,108	$15,651
6/18	$14,740	$14,195	$15,801
7/18	$15,098	$14,724	$16,265
8/18	$15,767	$15,203	$17,155
9/18	$15,908	$15,290	$17,251
10/18	$14,481	$14,245	$15,708
11/18	$14,540	$14,535	$15,875
12/18	$13,366	$13,223	$14,510
1/19	$14,692	$14,282	$15,814
2/19	$15,188	$14,741	$16,380
3/19	$15,454	$15,027	$16,846
4/19	$16,154	$15,636	$17,607
5/19	$14,822	$14,642	$16,495
6/19	$15,855	$15,674	$17,628
7/19	$16,195	$15,899	$18,026
8/19	$15,781	$15,648	$17,888
9/19	$15,692	$15,940	$17,890
10/19	$16,114	$16,286	$18,394
11/19	$16,808	$16,877	$19,210
12/19	$17,290	$17,386	$19,790
1/20	$17,533	$17,379	$20,232
2/20	$16,258	$15,949	$18,854
3/20	$14,428	$13,979	$17,000
4/20	$16,629	$15,771	$19,515
5/20	$17,806	$16,522	$20,825
6/20	$18,595	$16,850	$21,732
7/20	$19,703	$17,801	$23,404
8/20	$21,628	$19,080	$25,819
9/20	$20,676	$18,355	$24,604
10/20	$20,150	$17,867	$23,769
11/20	$22,571	$19,823	$26,203
12/20	$23,543	$20,585	$27,408
1/21	$23,294	$20,377	$27,205
2/21	$24,008	$20,939	$27,199
3/21	$24,041	$21,856	$27,666
4/21	$25,410	$23,022	$29,548
5/21	$25,219	$23,183	$29,140
6/21	$26,414	$23,724	$30,968
7/21	$26,896	$24,288	$31,988
8/21	$27,701	$25,026	$33,184
9/21	$25,983	$23,863	$31,326
10/21	$27,535	$25,534	$34,039
11/21	$27,244	$25,357	$34,247
12/21	$27,946	$26,494	$34,971
1/22	$25,612	$25,123	$31,970
2/22	$24,293	$24,371	$30,612
3/22	$24,634	$25,276	$31,809
4/22	$21,774	$23,071	$27,968
5/22	$21,451	$23,114	$27,318
6/22	$19,717	$21,206	$25,154
7/22	$21,885	$23,161	$28,173
8/22	$20,713	$22,217	$26,861
9/22	$18,748	$20,170	$24,249
10/22	$20,012	$21,804	$25,667
11/22	$21,027	$23,022	$26,836
12/22	$19,520	$21,696	$24,782
1/23	$21,056	$23,059	$26,847
2/23	$20,313	$22,496	$26,528
3/23	$21,859	$23,322	$28,342
4/23	$22,146	$23,686	$28,621
5/23	$22,988	$23,789	$29,926
6/23	$24,445	$25,361	$31,972
7/23	$25,347	$26,176	$33,050
8/23	$25,109	$25,759	$32,753
9/23	$23,613	$24,531	$30,972
10/23	$23,286	$24,015	$30,531
11/23	$25,783	$26,208	$33,859
12/23	$26,794	$27,399	$35,358
1/24	$27,792	$27,859	$36,240
2/24	$29,711	$29,347	$38,713
3/24	$30,126	$30,291	$39,394
4/24	$28,768	$29,054	$37,723
5/24	$30,676	$30,494	$39,981
6/24	$32,853	$31,589	$42,677
7/24	$32,224	$31,973	$41,951
8/24	$32,954	$32,749	$42,825
9/24	$33,492	$33,448	$44,038
10/24	$33,313	$33,145	$43,893
11/24	$35,175	$35,090	$46,740
12/24	$35,759	$34,254	$47,152

Average Annual Total Returns (%)Footnote Reference1

Fund	1 Year	5 Years	10 Years
Class C, with conversion to Class A after 8 years	31.46%	15.28%	13.58%
Class C, with 1% Maximum Deferred Sales Charge and conversion to Class A after 8 years	30.46%	15.28%	13.58%
S&P 500® Index	25.02%	14.51%	13.09%
Russell 1000® Growth Index	33.36%	18.94%	16.76%
Footnote	Description
Footnote[1]	In accordance with regulatory changes requiring the Fund's primary benchmark to represent the overall applicable market, the Fund's primary prospectus benchmark changed to the S&P 500® Index effective May 1, 2024.

Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance assumes that all dividends and distributions, if any, were reinvested. For more recent performance information, visit www.eatonvance.com/performance.php.

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Key Fund Statistics

Total Net Assets	$431,912,057
# of Portfolio Holdings	49
Portfolio Turnover Rate	18%
Total Advisory Fees Paid	$2,655,868

What did the Fund invest in?

The following tables reflect what the Fund invested in as of the report date.

Sector Allocation (% of total investments)

Value	Value
Short-Term Investments	0.8%
Real Estate	1.5%
Consumer Staples	4.3%
Health Care	5.3%
Financials	6.5%
Industrials	6.8%
Consumer Discretionary	13.4%
Communication Services	14.0%
Information Technology	47.4%

Top Ten Holdings (% of total investments)Footnote Referencea

NVIDIA Corp.	12.7%
Microsoft Corp.	9.0%
Amazon.com, Inc.	8.7%
Apple, Inc.	8.1%
Alphabet, Inc., Class A	5.6%
Broadcom, Inc.	4.2%
Meta Platforms, Inc., Class A	3.5%
Alphabet, Inc., Class C	2.6%
Eli Lilly & Co.	2.6%
Intuit, Inc.	2.4%
Total	59.4%
Footnote	Description
Footnote[a]	Excluding cash equivalents

Additional Information

If you wish to view additional information about the Fund, including the prospectus, statement of additional information, financial statements and holdings, please scan the QR code or visit www.eatonvance.com/open-end-mutual-fund-documents.php. For proxy information, please visit www.eatonvance.com/proxyvoting.

Householding

The Funds may deliver a single copy of certain required shareholder documents (including prospectuses, shareholder reports, and proxy materials) to investors with the same last name and the same address. Your participation will continue indefinitely unless you instruct otherwise by calling 1-800-262-1122 or by contacting your financial intermediary. Your instruction will typically be effective within 30 days of receipt.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Annual Shareholder Report December 31, 2024

ECLCX-TSR-AR

Eaton Vance Growth Fund

Class I ELCIX

Annual Shareholder Report December 31, 2024

This annual shareholder report contains important information about the Eaton Vance Growth Fund for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at www.eatonvance.com/open-end-mutual-fund-documents.php. You can also request this information by contacting us at 1-800-262-1122.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$92	0.79%

How did the Fund perform last year and what affected its performance?

Key contributors to (↑) and detractors from (↓) performance, relative to the Russell 1000® Growth Index (the Index):

↓ An overweight position in marketing and publishing software firm Adobe Inc. lost value over concerns about competition from artificial intelligence (AI) products

↓ An overweight position in tax and accounting software maker Intuit Inc. underperformed the Index as investors questioned its ability to compete for AI business

↓ An underweight position in electric car maker Tesla Inc. hurt returns as its stock price rose over optimism about the potential launch of an autonomous vehicle

↓ Among sectors, stock selections and an underweight exposure to consumer discretionary, and stock selections and an overweight in real estate hurt returns

↑ An overweight position in NVIDIA Corp., a major microchip supplier for AI applications, contributed to relative returns as its stock price more than doubled

↑ Owning mobile chipmaker Qualcomm Inc. early in the period as its stock price rose ― and selling the stock in June 2024 before its price dropped ― helped returns

↑ An underweight position in Microsoft Corp. helped returns as its stock underperformed the Index over concerns about the costs needed to pursue AI opportunities

↑ Among sectors, stock selections in consumer staples and industrials, and an underweight exposure to health care contributed to Index-relative returns

Fund Performance

Comparison of the change in value of a $1,000,000 investment for the period indicated.

	Class I	S&P 500® Index	Russell 1000® Growth Index
12/14	$1,000,000	$1,000,000	$1,000,000
1/15	$981,917	$969,981	$984,687
2/15	$1,054,250	$1,025,727	$1,050,322
3/15	$1,046,564	$1,009,506	$1,038,376
4/15	$1,042,959	$1,019,190	$1,043,577
5/15	$1,065,525	$1,032,296	$1,058,266
6/15	$1,055,782	$1,012,313	$1,039,623
7/15	$1,092,435	$1,033,522	$1,074,878
8/15	$1,024,249	$971,166	$1,009,602
9/15	$993,172	$947,136	$984,626
10/15	$1,072,956	$1,027,030	$1,069,408
11/15	$1,085,020	$1,030,085	$1,072,410
12/15	$1,072,629	$1,013,838	$1,056,673
1/16	$994,403	$963,527	$997,681
2/16	$974,602	$962,227	$997,256
3/16	$1,037,284	$1,027,503	$1,064,512
4/16	$1,043,413	$1,031,487	$1,054,791
5/16	$1,072,158	$1,050,010	$1,075,274
6/16	$1,051,750	$1,052,731	$1,071,051
7/16	$1,113,402	$1,091,544	$1,121,607
8/16	$1,112,450	$1,093,076	$1,116,035
9/16	$1,117,264	$1,093,283	$1,120,117
10/16	$1,089,321	$1,073,340	$1,093,813
11/16	$1,099,924	$1,113,091	$1,117,613
12/16	$1,100,410	$1,135,093	$1,131,448
1/17	$1,150,984	$1,156,621	$1,169,576
2/17	$1,192,882	$1,202,546	$1,218,155
3/17	$1,193,833	$1,203,949	$1,232,245
4/17	$1,224,659	$1,216,313	$1,260,426
5/17	$1,256,936	$1,233,430	$1,293,201
6/17	$1,257,894	$1,241,129	$1,289,794
7/17	$1,283,499	$1,266,650	$1,324,076
8/17	$1,293,661	$1,270,527	$1,348,348
9/17	$1,303,317	$1,296,736	$1,365,879
10/17	$1,330,370	$1,326,995	$1,418,803
11/17	$1,367,096	$1,367,694	$1,461,906
12/17	$1,383,376	$1,382,901	$1,473,287
1/18	$1,494,675	$1,462,078	$1,577,634
2/18	$1,466,323	$1,408,190	$1,536,267
3/18	$1,424,851	$1,372,403	$1,494,138
4/18	$1,447,100	$1,377,669	$1,499,358
5/18	$1,512,875	$1,410,846	$1,565,077
6/18	$1,526,039	$1,419,530	$1,580,146
7/18	$1,564,976	$1,472,355	$1,626,533
8/18	$1,635,303	$1,520,333	$1,715,466
9/18	$1,651,516	$1,528,986	$1,725,054
10/18	$1,504,263	$1,424,480	$1,570,788
11/18	$1,511,850	$1,453,508	$1,587,472
12/18	$1,391,129	$1,322,270	$1,450,985
1/19	$1,529,777	$1,428,231	$1,581,409
2/19	$1,583,434	$1,474,089	$1,637,991
3/19	$1,611,963	$1,502,733	$1,684,613
4/19	$1,686,701	$1,563,578	$1,760,724
5/19	$1,548,592	$1,464,216	$1,649,493
6/19	$1,658,147	$1,567,408	$1,762,775
7/19	$1,695,257	$1,589,935	$1,802,580
8/19	$1,653,048	$1,564,750	$1,788,774
9/19	$1,645,037	$1,594,027	$1,788,996
10/19	$1,690,680	$1,628,553	$1,839,431
11/19	$1,764,880	$1,687,668	$1,921,034
12/19	$1,817,467	$1,738,605	$1,978,994
1/20	$1,844,876	$1,737,924	$2,023,234
2/20	$1,711,667	$1,594,859	$1,885,448
3/20	$1,520,598	$1,397,874	$1,699,966
4/20	$1,753,375	$1,577,072	$1,951,512
5/20	$1,879,741	$1,652,185	$2,082,526
6/20	$1,964,416	$1,685,042	$2,173,209
7/20	$2,082,700	$1,780,054	$2,340,414
8/20	$2,288,437	$1,908,005	$2,581,926
9/20	$2,189,234	$1,835,507	$2,460,447
10/20	$2,135,568	$1,786,694	$2,376,885
11/20	$2,394,535	$1,982,273	$2,620,259
12/20	$2,499,177	$2,058,487	$2,740,768
1/21	$2,474,549	$2,037,705	$2,720,489
2/21	$2,552,486	$2,093,895	$2,719,859
3/21	$2,558,518	$2,185,598	$2,766,587
4/21	$2,706,424	$2,302,241	$2,954,822
5/21	$2,687,711	$2,318,321	$2,913,953
6/21	$2,817,615	$2,372,442	$3,096,768
7/21	$2,871,614	$2,428,799	$3,198,826
8/21	$2,960,248	$2,502,648	$3,318,426
9/21	$2,778,315	$2,386,250	$3,132,575
10/21	$2,947,586	$2,553,435	$3,403,905
11/21	$2,918,930	$2,535,743	$3,424,717
12/21	$2,996,843	$2,649,385	$3,497,125
1/22	$2,748,188	$2,512,287	$3,196,984
2/22	$2,609,084	$2,437,066	$3,061,197
3/22	$2,648,004	$2,527,553	$3,180,943
4/22	$2,342,410	$2,307,145	$2,796,807
5/22	$2,309,977	$2,311,378	$2,731,788
6/22	$2,124,746	$2,120,588	$2,515,400
7/22	$2,359,708	$2,316,116	$2,817,300
8/22	$2,235,740	$2,221,660	$2,686,059
9/22	$2,025,284	$2,017,049	$2,424,932
10/22	$2,163,666	$2,180,352	$2,566,666
11/22	$2,275,381	$2,302,198	$2,683,621
12/22	$2,113,777	$2,169,558	$2,478,172
1/23	$2,282,152	$2,305,880	$2,684,721
2/23	$2,204,032	$2,249,619	$2,652,836
3/23	$2,373,165	$2,332,212	$2,834,174
4/23	$2,406,536	$2,368,614	$2,862,136
5/23	$2,499,824	$2,378,910	$2,992,588
6/23	$2,660,614	$2,536,097	$3,197,237
7/23	$2,760,728	$2,617,569	$3,304,952
8/23	$2,737,217	$2,575,893	$3,275,277
9/23	$2,576,427	$2,453,080	$3,097,155
10/23	$2,543,056	$2,401,500	$3,053,059
11/23	$2,817,612	$2,620,818	$3,385,876
12/23	$2,931,597	$2,739,884	$3,535,809
1/24	$3,042,286	$2,785,925	$3,623,998
2/24	$3,256,229	$2,934,682	$3,871,252
3/24	$3,304,139	$3,029,104	$3,939,403
4/24	$3,157,931	$2,905,381	$3,772,310
5/24	$3,369,396	$3,049,444	$3,998,140
6/24	$3,612,250	$3,158,864	$4,267,741
7/24	$3,545,341	$3,197,315	$4,195,145
8/24	$3,628,770	$3,274,872	$4,282,521
9/24	$3,691,549	$3,344,813	$4,403,847
10/24	$3,674,202	$3,314,481	$4,389,274
11/24	$3,883,189	$3,509,044	$4,673,964
12/24	$3,892,076	$3,425,395	$4,715,222

Average Annual Total Returns (%)Footnote Reference1

Fund	1 Year	5 Years	10 Years
Class I	32.76%	16.43%	14.54%
S&P 500® Index	25.02%	14.51%	13.09%
Russell 1000® Growth Index	33.36%	18.94%	16.76%
Footnote	Description
Footnote[1]	In accordance with regulatory changes requiring the Fund's primary benchmark to represent the overall applicable market, the Fund's primary prospectus benchmark changed to the S&P 500® Index effective May 1, 2024.

Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance assumes that all dividends and distributions, if any, were reinvested. For more recent performance information, visit www.eatonvance.com/performance.php.

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Key Fund Statistics

Total Net Assets	$431,912,057
# of Portfolio Holdings	49
Portfolio Turnover Rate	18%
Total Advisory Fees Paid	$2,655,868

What did the Fund invest in?

The following tables reflect what the Fund invested in as of the report date.

Sector Allocation (% of total investments)

Value	Value
Short-Term Investments	0.8%
Real Estate	1.5%
Consumer Staples	4.3%
Health Care	5.3%
Financials	6.5%
Industrials	6.8%
Consumer Discretionary	13.4%
Communication Services	14.0%
Information Technology	47.4%

Top Ten Holdings (% of total investments)Footnote Referencea

NVIDIA Corp.	12.7%
Microsoft Corp.	9.0%
Amazon.com, Inc.	8.7%
Apple, Inc.	8.1%
Alphabet, Inc., Class A	5.6%
Broadcom, Inc.	4.2%
Meta Platforms, Inc., Class A	3.5%
Alphabet, Inc., Class C	2.6%
Eli Lilly & Co.	2.6%
Intuit, Inc.	2.4%
Total	59.4%
Footnote	Description
Footnote[a]	Excluding cash equivalents

Additional Information

If you wish to view additional information about the Fund, including the prospectus, statement of additional information, financial statements and holdings, please scan the QR code or visit www.eatonvance.com/open-end-mutual-fund-documents.php. For proxy information, please visit www.eatonvance.com/proxyvoting.

Householding

The Funds may deliver a single copy of certain required shareholder documents (including prospectuses, shareholder reports, and proxy materials) to investors with the same last name and the same address. Your participation will continue indefinitely unless you instruct otherwise by calling 1-800-262-1122 or by contacting your financial intermediary. Your instruction will typically be effective within 30 days of receipt.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Annual Shareholder Report December 31, 2024

ELCIX-TSR-AR

Eaton Vance Growth Fund

Class R ELCRX

Annual Shareholder Report December 31, 2024

This annual shareholder report contains important information about the Eaton Vance Growth Fund for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at www.eatonvance.com/open-end-mutual-fund-documents.php. You can also request this information by contacting us at 1-800-262-1122.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class R	$149	1.28%

How did the Fund perform last year and what affected its performance?

Key contributors to (↑) and detractors from (↓) performance, relative to the Russell 1000® Growth Index (the Index):

↓ An overweight position in marketing and publishing software firm Adobe Inc. lost value over concerns about competition from artificial intelligence (AI) products

↓ An overweight position in tax and accounting software maker Intuit Inc. underperformed the Index as investors questioned its ability to compete for AI business

↓ An underweight position in electric car maker Tesla Inc. hurt returns as its stock price rose over optimism about the potential launch of an autonomous vehicle

↓ Among sectors, stock selections and an underweight exposure to consumer discretionary, and stock selections and an overweight in real estate hurt returns

↑ An overweight position in NVIDIA Corp., a major microchip supplier for AI applications, contributed to relative returns as its stock price more than doubled

↑ Owning mobile chipmaker Qualcomm Inc. early in the period as its stock price rose ― and selling the stock in June 2024 before its price dropped ― helped returns

↑ An underweight position in Microsoft Corp. helped returns as its stock underperformed the Index over concerns about the costs needed to pursue AI opportunities

↑ Among sectors, stock selections in consumer staples and industrials, and an underweight exposure to health care contributed to Index-relative returns

Fund Performance

Comparison of the change in value of a $10,000 investment for the period indicated.

	Class R	S&P 500® Index	Russell 1000® Growth Index
12/14	$10,000	$10,000	$10,000
1/15	$9,817	$9,700	$9,847
2/15	$10,535	$10,257	$10,503
3/15	$10,450	$10,095	$10,384
4/15	$10,413	$10,192	$10,436
5/15	$10,637	$10,323	$10,583
6/15	$10,531	$10,123	$10,396
7/15	$10,898	$10,335	$10,749
8/15	$10,209	$9,712	$10,096
9/15	$9,896	$9,471	$9,846
10/15	$10,686	$10,270	$10,694
11/15	$10,801	$10,301	$10,724
12/15	$10,678	$10,138	$10,567
1/16	$9,889	$9,635	$9,977
2/16	$9,688	$9,622	$9,973
3/16	$10,310	$10,275	$10,645
4/16	$10,369	$10,315	$10,548
5/16	$10,648	$10,500	$10,753
6/16	$10,441	$10,527	$10,711
7/16	$11,044	$10,915	$11,216
8/16	$11,029	$10,931	$11,160
9/16	$11,079	$10,933	$11,201
10/16	$10,795	$10,733	$10,938
11/16	$10,899	$11,131	$11,176
12/16	$10,894	$11,351	$11,314
1/17	$11,392	$11,566	$11,696
2/17	$11,801	$12,025	$12,182
3/17	$11,805	$12,039	$12,322
4/17	$12,109	$12,163	$12,604
5/17	$12,418	$12,334	$12,932
6/17	$12,423	$12,411	$12,898
7/17	$12,667	$12,667	$13,241
8/17	$12,766	$12,705	$13,483
9/17	$12,856	$12,967	$13,659
10/17	$13,115	$13,270	$14,188
11/17	$13,473	$13,677	$14,619
12/17	$13,631	$13,829	$14,733
1/18	$14,718	$14,621	$15,776
2/18	$14,436	$14,082	$15,363
3/18	$14,018	$13,724	$14,941
4/18	$14,238	$13,777	$14,994
5/18	$14,870	$14,108	$15,651
6/18	$15,000	$14,195	$15,801
7/18	$15,371	$14,724	$16,265
8/18	$16,061	$15,203	$17,155
9/18	$16,207	$15,290	$17,251
10/18	$14,760	$14,245	$15,708
11/18	$14,822	$14,535	$15,875
12/18	$13,633	$13,223	$14,510
1/19	$14,991	$14,282	$15,814
2/19	$15,507	$14,741	$16,380
3/19	$15,786	$15,027	$16,846
4/19	$16,504	$15,636	$17,607
5/19	$15,145	$14,642	$16,495
6/19	$16,213	$15,674	$17,628
7/19	$16,569	$15,899	$18,026
8/19	$16,154	$15,648	$17,888
9/19	$16,065	$15,940	$17,890
10/19	$16,504	$16,286	$18,394
11/19	$17,222	$16,877	$19,210
12/19	$17,727	$17,386	$19,790
1/20	$17,987	$17,379	$20,232
2/20	$16,686	$15,949	$18,854
3/20	$14,811	$13,979	$17,000
4/20	$17,076	$15,771	$19,515
5/20	$18,293	$16,522	$20,825
6/20	$19,114	$16,850	$21,732
7/20	$20,259	$17,801	$23,404
8/20	$22,249	$19,080	$25,819
9/20	$21,271	$18,355	$24,604
10/20	$20,742	$17,867	$23,769
11/20	$23,249	$19,823	$26,203
12/20	$24,259	$20,585	$27,408
1/21	$24,006	$20,377	$27,205
2/21	$24,756	$20,939	$27,199
3/21	$24,806	$21,856	$27,666
4/21	$26,229	$23,022	$29,548
5/21	$26,040	$23,183	$29,140
6/21	$27,281	$23,724	$30,968
7/21	$27,793	$24,288	$31,988
8/21	$28,641	$25,026	$33,184
9/21	$26,868	$23,863	$31,326
10/21	$28,494	$25,534	$34,039
11/21	$28,199	$25,357	$34,247
12/21	$28,941	$26,494	$34,971
1/22	$26,535	$25,123	$31,970
2/22	$25,176	$24,371	$30,612
3/22	$25,543	$25,276	$31,809
4/22	$22,587	$23,071	$27,968
5/22	$22,267	$23,114	$27,318
6/22	$20,472	$21,206	$25,154
7/22	$22,725	$23,161	$28,173
8/22	$21,518	$22,217	$26,861
9/22	$19,487	$20,170	$24,249
10/22	$20,808	$21,804	$25,667
11/22	$21,870	$23,022	$26,836
12/22	$20,310	$21,696	$24,782
1/23	$21,926	$23,059	$26,847
2/23	$21,166	$22,496	$26,528
3/23	$22,774	$23,322	$28,342
4/23	$23,089	$23,686	$28,621
5/23	$23,978	$23,789	$29,926
6/23	$25,504	$25,361	$31,972
7/23	$26,450	$26,176	$33,050
8/23	$26,215	$25,759	$32,753
9/23	$24,664	$24,531	$30,972
10/23	$24,333	$24,015	$30,531
11/23	$26,959	$26,208	$33,859
12/23	$28,035	$27,399	$35,358
1/24	$29,083	$27,859	$36,240
2/24	$31,110	$29,347	$38,713
3/24	$31,554	$30,291	$39,394
4/24	$30,141	$29,054	$37,723
5/24	$32,159	$30,494	$39,981
6/24	$34,452	$31,589	$42,677
7/24	$33,812	$31,973	$41,951
8/24	$34,585	$32,749	$42,825
9/24	$35,163	$33,448	$44,038
10/24	$34,994	$33,145	$43,893
11/24	$36,968	$35,090	$46,740
12/24	$37,028	$34,254	$47,152

Average Annual Total Returns (%)Footnote Reference1

Fund	1 Year	5 Years	10 Years
Class R	32.10%	15.85%	13.97%
S&P 500® Index	25.02%	14.51%	13.09%
Russell 1000® Growth Index	33.36%	18.94%	16.76%
Footnote	Description
Footnote[1]	In accordance with regulatory changes requiring the Fund's primary benchmark to represent the overall applicable market, the Fund's primary prospectus benchmark changed to the S&P 500® Index effective May 1, 2024.

Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance assumes that all dividends and distributions, if any, were reinvested. For more recent performance information, visit www.eatonvance.com/performance.php.

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Key Fund Statistics

Total Net Assets	$431,912,057
# of Portfolio Holdings	49
Portfolio Turnover Rate	18%
Total Advisory Fees Paid	$2,655,868

What did the Fund invest in?

The following tables reflect what the Fund invested in as of the report date.

Sector Allocation (% of total investments)

Value	Value
Short-Term Investments	0.8%
Real Estate	1.5%
Consumer Staples	4.3%
Health Care	5.3%
Financials	6.5%
Industrials	6.8%
Consumer Discretionary	13.4%
Communication Services	14.0%
Information Technology	47.4%

Top Ten Holdings (% of total investments)Footnote Referencea

NVIDIA Corp.	12.7%
Microsoft Corp.	9.0%
Amazon.com, Inc.	8.7%
Apple, Inc.	8.1%
Alphabet, Inc., Class A	5.6%
Broadcom, Inc.	4.2%
Meta Platforms, Inc., Class A	3.5%
Alphabet, Inc., Class C	2.6%
Eli Lilly & Co.	2.6%
Intuit, Inc.	2.4%
Total	59.4%
Footnote	Description
Footnote[a]	Excluding cash equivalents

Additional Information

If you wish to view additional information about the Fund, including the prospectus, statement of additional information, financial statements and holdings, please scan the QR code or visit www.eatonvance.com/open-end-mutual-fund-documents.php. For proxy information, please visit www.eatonvance.com/proxyvoting.

Householding

The Funds may deliver a single copy of certain required shareholder documents (including prospectuses, shareholder reports, and proxy materials) to investors with the same last name and the same address. Your participation will continue indefinitely unless you instruct otherwise by calling 1-800-262-1122 or by contacting your financial intermediary. Your instruction will typically be effective within 30 days of receipt.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Annual Shareholder Report December 31, 2024

ELCRX-TSR-AR

Eaton Vance Large-Cap Value Fund

Class A EHSTX

Annual Shareholder Report December 31, 2024

This annual shareholder report contains important information about the Eaton Vance Large-Cap Value Fund for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at www.eatonvance.com/open-end-mutual-fund-documents.php. You can also request this information by contacting us at 1-800-262-1122.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$106	1.00%

How did the Fund perform last year and what affected its performance?

Key contributors to (↑) and detractors from (↓) performance, relative to the Russell 1000® Value Index (the Index):

↓ An overweight position in discount chain Dollar Tree Inc. ― sold by period-end ― lost value over concerns about competition, product theft, and firm strategy

↓ An overweight position in agricultural chemical firm FMC Corp. declined in value due to excess inventory and struggles in its Asian and South American markets

↓ An overweight position in analog chipmaker ON Semiconductor Corp. lost value due to softening demand, particularly among automotive and industrial customers

↓ Among sectors, stock selections in consumer staples and energy, along with stock selections and an underweight position in financials, hurt relative returns

↑ An overweight position in international broker/dealer Interactive Brokers Group Inc. doubled in value on strong account growth, commission revenues, and margins

↑ An overweight position in conglomerate 3M Co. grew in value as it settled class-action suits, spun off its health care business, and hired a new CEO and CFO

↑ Not owning Index position and chipmaker Intel Corp. aided returns as its price declined over concerns about increasing competition in sales for AI applications

↑ Among sectors, stock selections in health care and communication services, and an overweight position in utilities contributed to Index-relative returns

Fund Performance

Comparison of the change in value of a $10,000 investment for the period indicated.

	Class A with Maximum Sales Charge	Russell 3000® Index	Russell 1000® Value Index
12/14	$10,000	$10,000	$10,000
1/15	$9,257	$9,722	$9,600
2/15	$9,687	$10,285	$10,065
3/15	$9,597	$10,180	$9,928
4/15	$9,689	$10,226	$10,021
5/15	$9,801	$10,368	$10,141
6/15	$9,533	$10,194	$9,939
7/15	$9,667	$10,365	$9,982
8/15	$9,094	$9,739	$9,388
9/15	$8,794	$9,455	$9,104
10/15	$9,468	$10,202	$9,791
11/15	$9,540	$10,258	$9,829
12/15	$9,373	$10,048	$9,617
1/16	$8,929	$9,481	$9,120
2/16	$8,822	$9,478	$9,118
3/16	$9,345	$10,145	$9,775
4/16	$9,413	$10,208	$9,980
5/16	$9,520	$10,391	$10,135
6/16	$9,514	$10,412	$10,223
7/16	$9,763	$10,825	$10,520
8/16	$9,775	$10,853	$10,601
9/16	$9,684	$10,870	$10,579
10/16	$9,503	$10,635	$10,415
11/16	$9,928	$11,111	$11,010
12/16	$10,269	$11,327	$11,285
1/17	$10,332	$11,541	$11,365
2/17	$10,668	$11,970	$11,774
3/17	$10,542	$11,978	$11,654
4/17	$10,537	$12,105	$11,632
5/17	$10,502	$12,229	$11,621
6/17	$10,691	$12,339	$11,811
7/17	$10,765	$12,572	$11,967
8/17	$10,645	$12,596	$11,828
9/17	$11,047	$12,903	$12,178
10/17	$11,145	$13,185	$12,267
11/17	$11,547	$13,585	$12,642
12/17	$11,789	$13,721	$12,827
1/18	$12,212	$14,444	$13,323
2/18	$11,645	$13,912	$12,687
3/18	$11,522	$13,633	$12,464
4/18	$11,704	$13,684	$12,505
5/18	$11,710	$14,071	$12,579
6/18	$11,807	$14,163	$12,610
7/18	$12,414	$14,633	$13,109
8/18	$12,670	$15,147	$13,303
9/18	$12,725	$15,172	$13,329
10/18	$11,914	$14,055	$12,639
11/18	$12,160	$14,336	$13,016
12/18	$10,985	$13,002	$11,767
1/19	$11,837	$14,118	$12,682
2/19	$12,263	$14,614	$13,088
3/19	$12,377	$14,828	$13,171
4/19	$13,071	$15,420	$13,638
5/19	$12,223	$14,422	$12,761
6/19	$13,092	$15,435	$13,677
7/19	$13,273	$15,664	$13,791
8/19	$12,938	$15,345	$13,385
9/19	$13,273	$15,614	$13,863
10/19	$13,401	$15,951	$14,056
11/19	$13,898	$16,557	$14,491
12/19	$14,257	$17,035	$14,890
1/20	$14,006	$17,016	$14,569
2/20	$12,599	$15,623	$13,158
3/20	$10,480	$13,475	$10,910
4/20	$11,674	$15,259	$12,136
5/20	$12,069	$16,075	$12,552
6/20	$11,944	$16,443	$12,469
7/20	$12,457	$17,376	$12,962
8/20	$12,943	$18,635	$13,497
9/20	$12,597	$17,957	$13,166
10/20	$12,487	$17,569	$12,993
11/20	$14,112	$19,707	$14,741
12/20	$14,583	$20,593	$15,306
1/21	$14,375	$20,501	$15,166
2/21	$15,298	$21,142	$16,082
3/21	$16,181	$21,900	$17,028
4/21	$16,836	$23,029	$17,709
5/21	$17,128	$23,134	$18,123
6/21	$16,918	$23,705	$17,915
7/21	$17,009	$24,105	$18,059
8/21	$17,288	$24,793	$18,417
9/21	$16,715	$23,681	$17,776
10/21	$17,645	$25,282	$18,678
11/21	$16,925	$24,897	$18,020
12/21	$18,125	$25,877	$19,157
1/22	$18,058	$24,355	$18,711
2/22	$18,088	$23,741	$18,493
3/22	$18,516	$24,512	$19,015
4/22	$17,444	$22,312	$17,943
5/22	$17,819	$22,282	$18,292
6/22	$16,435	$20,418	$16,694
7/22	$17,463	$22,333	$17,801
8/22	$17,035	$21,500	$17,270
9/22	$15,807	$19,506	$15,756
10/22	$17,553	$21,106	$17,371
11/22	$18,442	$22,208	$18,457
12/22	$17,622	$20,907	$17,713
1/23	$18,392	$22,347	$18,631
2/23	$17,801	$21,825	$17,974
3/23	$17,396	$22,408	$17,891
4/23	$17,802	$22,647	$18,161
5/23	$17,138	$22,735	$17,460
6/23	$18,045	$24,288	$18,620
7/23	$18,757	$25,158	$19,275
8/23	$18,186	$24,673	$18,754
9/23	$17,486	$23,497	$18,031
10/23	$16,748	$22,875	$17,395
11/23	$17,870	$25,008	$18,707
12/23	$19,017	$26,334	$19,743
1/24	$18,703	$26,626	$19,764
2/24	$19,538	$28,067	$20,493
3/24	$20,509	$28,973	$21,517
4/24	$20,075	$27,698	$20,598
5/24	$20,614	$29,006	$21,251
6/24	$20,322	$29,904	$21,051
7/24	$21,056	$30,460	$22,127
8/24	$21,282	$31,123	$22,721
9/24	$21,634	$31,767	$23,036
10/24	$21,334	$31,534	$22,783
11/24	$22,726	$33,632	$24,238
12/24	$21,198	$32,604	$22,580

Average Annual Total Returns (%)Footnote Reference1

Fund	1 Year	5 Years	10 Years
Class A	11.49%	8.25%	8.38%
Class A with 5.25% Maximum Sales Charge	5.65%	7.09%	7.80%
Russell 3000® Index	23.81%	13.85%	12.53%
Russell 1000® Value Index	14.37%	8.67%	8.48%
Footnote	Description
Footnote[1]	In accordance with regulatory changes requiring the Fund's primary benchmark to represent the overall applicable market, the Fund's primary prospectus benchmark changed to the Russell 3000® Index effective May 1, 2024.

Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance assumes that all dividends and distributions, if any, were reinvested. For more recent performance information, visit www.eatonvance.com/performance.php.

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Key Fund Statistics

Total Net Assets	$1,449,359,065
# of Portfolio Holdings	66
Portfolio Turnover Rate	75%
Total Advisory Fees Paid	$9,249,241

What did the Fund invest in?

The following tables reflect what the Fund invested in as of the report date.

Sector Allocation (% of total investments)

Financials 18.8%
Health Care 18.7%
Industrials 16.0%
Information Technology 7.1%
Consumer Staples 6.9%
Energy 6.7%
Utilities 5.8%
Consumer Discretionary 5.2%
Real Estate 5.1%
Communication Services 4.7%
Materials 4.1%
Short-Term Investments 0.9%

Value	Value
Short-Term Investments	0.9%
Materials	4.1%
Communication Services	4.7%
Real Estate	5.1%
Consumer Discretionary	5.2%
Utilities	5.8%
Energy	6.7%
Consumer Staples	6.9%
Information Technology	7.1%
Industrials	16.0%
Health Care	18.7%
Financials	18.8%

Top Ten Holdings (% of total investments)Footnote Referencea

Wells Fargo & Co.	3.0%
Bristol-Myers Squibb Co.	2.9%
Walt Disney Co.	2.8%
American International Group, Inc.	2.6%
Cisco Systems, Inc.	2.6%
Bank of America Corp.	2.5%
Emerson Electric Co.	2.5%
Reinsurance Group of America, Inc.	2.5%
AbbVie, Inc.	2.4%
UnitedHealth Group, Inc.	2.4%
Total	26.2%
Footnote	Description
Footnote[a]	Excluding cash equivalents

Additional Information

If you wish to view additional information about the Fund, including the prospectus, statement of additional information, financial statements and holdings, please scan the QR code or visit www.eatonvance.com/open-end-mutual-fund-documents.php. For proxy information, please visit www.eatonvance.com/proxyvoting.

Householding

The Funds may deliver a single copy of certain required shareholder documents (including prospectuses, shareholder reports, and proxy materials) to investors with the same last name and the same address. Your participation will continue indefinitely unless you instruct otherwise by calling 1-800-262-1122 or by contacting your financial intermediary. Your instruction will typically be effective within 30 days of receipt.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Annual Shareholder Report December 31, 2024

EHSTX-TSR-AR

Eaton Vance Large-Cap Value Fund

Class C ECSTX

Annual Shareholder Report December 31, 2024

This annual shareholder report contains important information about the Eaton Vance Large-Cap Value Fund for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at www.eatonvance.com/open-end-mutual-fund-documents.php. You can also request this information by contacting us at 1-800-262-1122.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class C	$184	1.75%

How did the Fund perform last year and what affected its performance?

Key contributors to (↑) and detractors from (↓) performance, relative to the Russell 1000® Value Index (the Index):

↓ An overweight position in discount chain Dollar Tree Inc. ― sold by period-end ― lost value over concerns about competition, product theft, and firm strategy

↓ An overweight position in agricultural chemical firm FMC Corp. declined in value due to excess inventory and struggles in its Asian and South American markets

↓ An overweight position in analog chipmaker ON Semiconductor Corp. lost value due to softening demand, particularly among automotive and industrial customers

↓ Among sectors, stock selections in consumer staples and energy, along with stock selections and an underweight position in financials, hurt relative returns

↑ An overweight position in international broker/dealer Interactive Brokers Group Inc. doubled in value on strong account growth, commission revenues, and margins

↑ An overweight position in conglomerate 3M Co. grew in value as it settled class-action suits, spun off its health care business, and hired a new CEO and CFO

↑ Not owning Index position and chipmaker Intel Corp. aided returns as its price declined over concerns about increasing competition in sales for AI applications

↑ Among sectors, stock selections in health care and communication services, and an overweight position in utilities contributed to Index-relative returns

Fund Performance

Comparison of the change in value of a $10,000 investment for the period indicated.

	Class C	Russell 3000® Index	Russell 1000® Value Index
12/14	$10,000	$10,000	$10,000
1/15	$9,765	$9,722	$9,600
2/15	$10,213	$10,285	$10,065
3/15	$10,109	$10,180	$9,928
4/15	$10,200	$10,226	$10,021
5/15	$10,313	$10,368	$10,141
6/15	$10,022	$10,194	$9,939
7/15	$10,158	$10,365	$9,982
8/15	$9,550	$9,739	$9,388
9/15	$9,227	$9,455	$9,104
10/15	$9,928	$10,202	$9,791
11/15	$9,999	$10,258	$9,829
12/15	$9,818	$10,048	$9,617
1/16	$9,342	$9,481	$9,120
2/16	$9,230	$9,478	$9,118
3/16	$9,773	$10,145	$9,775
4/16	$9,832	$10,208	$9,980
5/16	$9,938	$10,391	$10,135
6/16	$9,924	$10,412	$10,223
7/16	$10,184	$10,825	$10,520
8/16	$10,184	$10,853	$10,601
9/16	$10,082	$10,870	$10,579
10/16	$9,893	$10,635	$10,415
11/16	$10,330	$11,111	$11,010
12/16	$10,676	$11,327	$11,285
1/17	$10,735	$11,541	$11,365
2/17	$11,078	$11,970	$11,774
3/17	$10,940	$11,978	$11,654
4/17	$10,928	$12,105	$11,632
5/17	$10,887	$12,229	$11,621
6/17	$11,071	$12,339	$11,811
7/17	$11,142	$12,572	$11,967
8/17	$11,012	$12,596	$11,828
9/17	$11,423	$12,903	$12,178
10/17	$11,512	$13,185	$12,267
11/17	$11,928	$13,585	$12,642
12/17	$12,166	$13,721	$12,827
1/18	$12,596	$14,444	$13,323
2/18	$12,005	$13,912	$12,687
3/18	$11,864	$13,633	$12,464
4/18	$12,045	$13,684	$12,505
5/18	$12,051	$14,071	$12,579
6/18	$12,133	$14,163	$12,610
7/18	$12,757	$14,633	$13,109
8/18	$13,013	$15,147	$13,303
9/18	$13,057	$15,172	$13,329
10/18	$12,214	$14,055	$12,639
11/18	$12,465	$14,336	$13,016
12/18	$11,250	$13,002	$11,767
1/19	$12,115	$14,118	$12,682
2/19	$12,544	$14,614	$13,088
3/19	$12,653	$14,828	$13,171
4/19	$13,355	$15,420	$13,638
5/19	$12,483	$14,422	$12,761
6/19	$13,355	$15,435	$13,677
7/19	$13,532	$15,664	$13,791
8/19	$13,184	$15,345	$13,385
9/19	$13,523	$15,614	$13,863
10/19	$13,638	$15,951	$14,056
11/19	$14,130	$16,557	$14,491
12/19	$14,492	$17,035	$14,890
1/20	$14,231	$17,016	$14,569
2/20	$12,792	$15,623	$13,158
3/20	$10,636	$13,475	$10,910
4/20	$11,835	$15,259	$12,136
5/20	$12,228	$16,075	$12,552
6/20	$12,098	$16,443	$12,469
7/20	$12,608	$17,376	$12,962
8/20	$13,092	$18,635	$13,497
9/20	$12,735	$17,957	$13,166
10/20	$12,610	$17,569	$12,993
11/20	$14,246	$19,707	$14,741
12/20	$14,712	$20,593	$15,306
1/21	$14,489	$20,501	$15,166
2/21	$15,417	$21,142	$16,082
3/21	$16,294	$21,900	$17,028
4/21	$16,943	$23,029	$17,709
5/21	$17,229	$23,134	$18,123
6/21	$17,002	$23,705	$17,915
7/21	$17,086	$24,105	$18,059
8/21	$17,351	$24,793	$18,417
9/21	$16,773	$23,681	$17,776
10/21	$17,688	$25,282	$18,678
11/21	$16,961	$24,897	$18,020
12/21	$18,153	$25,877	$19,157
1/22	$18,071	$24,355	$18,711
2/22	$18,094	$23,741	$18,493
3/22	$18,500	$24,512	$19,015
4/22	$17,420	$22,312	$17,943
5/22	$17,785	$22,282	$18,292
6/22	$16,398	$20,418	$16,694
7/22	$17,412	$22,333	$17,801
8/22	$16,972	$21,500	$17,270
9/22	$15,738	$19,506	$15,756
10/22	$17,467	$21,106	$17,371
11/22	$18,332	$22,208	$18,457
12/22	$17,512	$20,907	$17,713
1/23	$18,266	$22,347	$18,631
2/23	$17,666	$21,825	$17,974
3/23	$17,262	$22,408	$17,891
4/23	$17,647	$22,647	$18,161
5/23	$16,977	$22,735	$17,460
6/23	$17,867	$24,288	$18,620
7/23	$18,553	$25,158	$19,275
8/23	$17,983	$24,673	$18,754
9/23	$17,275	$23,497	$18,031
10/23	$16,543	$22,875	$17,395
11/23	$17,637	$25,008	$18,707
12/23	$18,757	$26,334	$19,743
1/24	$18,435	$26,626	$19,764
2/24	$19,245	$28,067	$20,493
3/24	$20,189	$28,973	$21,517
4/24	$19,757	$27,698	$20,598
5/24	$20,268	$29,006	$21,251
6/24	$19,967	$29,904	$21,051
7/24	$20,676	$30,460	$22,127
8/24	$20,889	$31,123	$22,721
9/24	$21,215	$31,767	$23,036
10/24	$20,915	$31,534	$22,783
11/24	$22,255	$33,632	$24,238
12/24	$21,072	$32,604	$22,580

Average Annual Total Returns (%)Footnote Reference1

Fund	1 Year	5 Years	10 Years
Class C, with conversion to Class A after 8 years	10.68%	7.45%	7.73%
Class C, with 1% Maximum Deferred Sales Charge and conversion to Class A after 8 years	9.68%	7.45%	7.73%
Russell 3000® Index	23.81%	13.85%	12.53%
Russell 1000® Value Index	14.37%	8.67%	8.48%
Footnote	Description
Footnote[1]	In accordance with regulatory changes requiring the Fund's primary benchmark to represent the overall applicable market, the Fund's primary prospectus benchmark changed to the Russell 3000® Index effective May 1, 2024.

Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance assumes that all dividends and distributions, if any, were reinvested. For more recent performance information, visit www.eatonvance.com/performance.php.

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Key Fund Statistics

Total Net Assets	$1,449,359,065
# of Portfolio Holdings	66
Portfolio Turnover Rate	75%
Total Advisory Fees Paid	$9,249,241

What did the Fund invest in?

The following tables reflect what the Fund invested in as of the report date.

Sector Allocation (% of total investments)

Value	Value
Short-Term Investments	0.9%
Materials	4.1%
Communication Services	4.7%
Real Estate	5.1%
Consumer Discretionary	5.2%
Utilities	5.8%
Energy	6.7%
Consumer Staples	6.9%
Information Technology	7.1%
Industrials	16.0%
Health Care	18.7%
Financials	18.8%

Top Ten Holdings (% of total investments)Footnote Referencea

Wells Fargo & Co.	3.0%
Bristol-Myers Squibb Co.	2.9%
Walt Disney Co.	2.8%
American International Group, Inc.	2.6%
Cisco Systems, Inc.	2.6%
Bank of America Corp.	2.5%
Emerson Electric Co.	2.5%
Reinsurance Group of America, Inc.	2.5%
AbbVie, Inc.	2.4%
UnitedHealth Group, Inc.	2.4%
Total	26.2%
Footnote	Description
Footnote[a]	Excluding cash equivalents

Additional Information

If you wish to view additional information about the Fund, including the prospectus, statement of additional information, financial statements and holdings, please scan the QR code or visit www.eatonvance.com/open-end-mutual-fund-documents.php. For proxy information, please visit www.eatonvance.com/proxyvoting.

Householding

The Funds may deliver a single copy of certain required shareholder documents (including prospectuses, shareholder reports, and proxy materials) to investors with the same last name and the same address. Your participation will continue indefinitely unless you instruct otherwise by calling 1-800-262-1122 or by contacting your financial intermediary. Your instruction will typically be effective within 30 days of receipt.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Annual Shareholder Report December 31, 2024

ECSTX-TSR-AR

Eaton Vance Large-Cap Value Fund

Class I EILVX

Annual Shareholder Report December 31, 2024

This annual shareholder report contains important information about the Eaton Vance Large-Cap Value Fund for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at www.eatonvance.com/open-end-mutual-fund-documents.php. You can also request this information by contacting us at 1-800-262-1122.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$79	0.75%

How did the Fund perform last year and what affected its performance?

Key contributors to (↑) and detractors from (↓) performance, relative to the Russell 1000® Value Index (the Index):

↓ An overweight position in discount chain Dollar Tree Inc. ― sold by period-end ― lost value over concerns about competition, product theft, and firm strategy

↓ An overweight position in agricultural chemical firm FMC Corp. declined in value due to excess inventory and struggles in its Asian and South American markets

↓ An overweight position in analog chipmaker ON Semiconductor Corp. lost value due to softening demand, particularly among automotive and industrial customers

↓ Among sectors, stock selections in consumer staples and energy, along with stock selections and an underweight position in financials, hurt relative returns

↑ An overweight position in international broker/dealer Interactive Brokers Group Inc. doubled in value on strong account growth, commission revenues, and margins

↑ An overweight position in conglomerate 3M Co. grew in value as it settled class-action suits, spun off its health care business, and hired a new CEO and CFO

↑ Not owning Index position and chipmaker Intel Corp. aided returns as its price declined over concerns about increasing competition in sales for AI applications

↑ Among sectors, stock selections in health care and communication services, and an overweight position in utilities contributed to Index-relative returns

Fund Performance

Comparison of the change in value of a $1,000,000 investment for the period indicated.

	Class I	Russell 3000® Index	Russell 1000® Value Index
12/14	$1,000,000	$1,000,000	$1,000,000
1/15	$977,648	$972,168	$960,027
2/15	$1,022,885	$1,028,458	$1,006,482
3/15	$1,013,346	$1,018,003	$992,781
4/15	$1,023,498	$1,022,607	$1,002,063
5/15	$1,035,338	$1,036,751	$1,014,105
6/15	$1,007,235	$1,019,406	$993,856
7/15	$1,021,925	$1,036,456	$998,214
8/15	$961,559	$973,886	$938,764
9/15	$929,541	$945,507	$910,423
10/15	$1,001,080	$1,020,188	$979,117
11/15	$1,009,265	$1,025,843	$982,864
12/15	$991,743	$1,004,788	$961,727
1/16	$944,960	$948,092	$912,032
2/16	$933,716	$947,787	$911,802
3/16	$989,445	$1,014,517	$977,483
4/16	$996,578	$1,020,804	$998,017
5/16	$1,008,472	$1,039,067	$1,013,518
6/16	$1,007,899	$1,041,203	$1,022,282
7/16	$1,034,773	$1,082,526	$1,051,965
8/16	$1,035,960	$1,085,287	$1,060,076
9/16	$1,026,521	$1,086,993	$1,057,867
10/16	$1,007,330	$1,063,475	$1,041,494
11/16	$1,052,903	$1,111,068	$1,100,979
12/16	$1,088,994	$1,132,748	$1,128,495
1/17	$1,096,215	$1,154,069	$1,136,534
2/17	$1,132,336	$1,196,991	$1,177,374
3/17	$1,118,506	$1,197,805	$1,165,381
4/17	$1,118,509	$1,210,501	$1,163,194
5/17	$1,115,491	$1,222,890	$1,162,053
6/17	$1,135,541	$1,233,926	$1,181,050
7/17	$1,143,431	$1,257,191	$1,196,747
8/17	$1,131,291	$1,259,613	$1,182,807
9/17	$1,173,927	$1,290,333	$1,217,839
10/17	$1,184,273	$1,318,490	$1,226,681
11/17	$1,228,116	$1,358,527	$1,264,244
12/17	$1,253,366	$1,372,105	$1,282,698
1/18	$1,299,420	$1,444,429	$1,332,290
2/18	$1,238,644	$1,391,188	$1,268,671
3/18	$1,225,818	$1,363,261	$1,246,354
4/18	$1,245,071	$1,368,443	$1,250,469
5/18	$1,246,998	$1,407,074	$1,257,892
6/18	$1,256,723	$1,416,276	$1,261,007
7/18	$1,321,814	$1,463,277	$1,310,917
8/18	$1,349,550	$1,514,664	$1,330,292
9/18	$1,355,616	$1,517,171	$1,332,931
10/18	$1,269,588	$1,405,458	$1,263,910
11/18	$1,296,317	$1,433,607	$1,301,644
12/18	$1,171,045	$1,300,182	$1,176,654
1/19	$1,262,212	$1,411,782	$1,268,238
2/19	$1,307,442	$1,461,433	$1,308,760
3/19	$1,320,275	$1,482,773	$1,317,081
4/19	$1,394,779	$1,541,983	$1,363,799
5/19	$1,304,686	$1,442,198	$1,276,111
6/19	$1,397,161	$1,543,493	$1,367,716
7/19	$1,416,377	$1,566,437	$1,379,053
8/19	$1,381,497	$1,534,505	$1,338,502
9/19	$1,417,945	$1,561,437	$1,386,256
10/19	$1,431,518	$1,595,050	$1,405,633
11/19	$1,484,401	$1,655,680	$1,449,090
12/19	$1,523,595	$1,703,486	$1,488,953
1/20	$1,497,568	$1,701,625	$1,456,921
2/20	$1,347,165	$1,562,308	$1,315,824
3/20	$1,121,070	$1,347,463	$1,090,957
4/20	$1,248,137	$1,525,921	$1,213,604
5/20	$1,290,968	$1,607,525	$1,255,192
6/20	$1,278,275	$1,644,276	$1,246,861
7/20	$1,332,944	$1,737,643	$1,296,153
8/20	$1,385,453	$1,863,526	$1,349,749
9/20	$1,349,481	$1,795,673	$1,316,595
10/20	$1,336,950	$1,756,917	$1,299,291
11/20	$1,511,714	$1,970,651	$1,474,064
12/20	$1,562,029	$2,059,307	$1,530,579
1/21	$1,540,555	$2,050,147	$1,516,562
2/21	$1,639,805	$2,114,229	$1,608,212
3/21	$1,734,972	$2,190,009	$1,702,846
4/21	$1,805,578	$2,302,902	$1,770,945
5/21	$1,837,517	$2,313,415	$1,812,287
6/21	$1,814,798	$2,370,461	$1,791,533
7/21	$1,825,243	$2,410,547	$1,805,852
8/21	$1,855,800	$2,479,291	$1,841,664
9/21	$1,794,217	$2,368,050	$1,777,560
10/21	$1,894,394	$2,528,189	$1,867,820
11/21	$1,817,393	$2,489,706	$1,801,998
12/21	$1,946,916	$2,587,747	$1,915,679
1/22	$1,940,527	$2,435,494	$1,871,055
2/22	$1,943,722	$2,374,146	$1,849,343
3/22	$1,989,878	$2,451,154	$1,901,548
4/22	$1,874,522	$2,231,182	$1,794,294
5/22	$1,916,178	$2,228,191	$1,829,174
6/22	$1,767,715	$2,041,783	$1,669,356
7/22	$1,878,599	$2,233,339	$1,780,055
8/22	$1,832,800	$2,149,993	$1,727,017
9/22	$1,700,770	$1,950,626	$1,575,580
10/22	$1,889,386	$2,110,589	$1,737,125
11/22	$1,984,500	$2,220,753	$1,845,680
12/22	$1,897,044	$2,090,721	$1,771,278
1/23	$1,981,301	$2,234,714	$1,863,066
2/23	$1,917,065	$2,182,483	$1,797,376
3/23	$1,874,903	$2,240,841	$1,789,099
4/23	$1,918,428	$2,264,715	$1,816,055
5/23	$1,847,282	$2,273,527	$1,746,014
6/23	$1,945,715	$2,428,776	$1,861,996
7/23	$2,022,133	$2,515,839	$1,927,473
8/23	$1,960,830	$2,467,274	$1,875,438
9/23	$1,886,118	$2,349,748	$1,803,066
10/23	$1,806,933	$2,287,459	$1,739,450
11/23	$1,929,080	$2,500,760	$1,870,692
12/23	$2,052,518	$2,633,405	$1,974,314
1/24	$2,018,899	$2,662,591	$1,976,358
2/24	$2,110,275	$2,806,718	$2,049,266
3/24	$2,215,011	$2,897,256	$2,151,718
4/24	$2,169,207	$2,769,771	$2,059,806
5/24	$2,227,110	$2,900,635	$2,125,102
6/24	$2,196,240	$2,990,431	$2,105,112
7/24	$2,276,071	$3,046,020	$2,212,729
8/24	$2,301,236	$3,112,328	$2,272,086
9/24	$2,338,734	$3,176,709	$2,303,622
10/24	$2,308,270	$3,153,381	$2,278,269
11/24	$2,457,977	$3,363,157	$2,423,756
12/24	$2,294,595	$3,260,361	$2,257,990

Average Annual Total Returns (%)Footnote Reference1

Fund	1 Year	5 Years	10 Years
Class I	11.79%	8.52%	8.65%
Russell 3000® Index	23.81%	13.85%	12.53%
Russell 1000® Value Index	14.37%	8.67%	8.48%
Footnote	Description
Footnote[1]	In accordance with regulatory changes requiring the Fund's primary benchmark to represent the overall applicable market, the Fund's primary prospectus benchmark changed to the Russell 3000® Index effective May 1, 2024.

Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance assumes that all dividends and distributions, if any, were reinvested. For more recent performance information, visit www.eatonvance.com/performance.php.

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Key Fund Statistics

Total Net Assets	$1,449,359,065
# of Portfolio Holdings	66
Portfolio Turnover Rate	75%
Total Advisory Fees Paid	$9,249,241

What did the Fund invest in?

The following tables reflect what the Fund invested in as of the report date.

Sector Allocation (% of total investments)

Value	Value
Short-Term Investments	0.9%
Materials	4.1%
Communication Services	4.7%
Real Estate	5.1%
Consumer Discretionary	5.2%
Utilities	5.8%
Energy	6.7%
Consumer Staples	6.9%
Information Technology	7.1%
Industrials	16.0%
Health Care	18.7%
Financials	18.8%

Top Ten Holdings (% of total investments)Footnote Referencea

Wells Fargo & Co.	3.0%
Bristol-Myers Squibb Co.	2.9%
Walt Disney Co.	2.8%
American International Group, Inc.	2.6%
Cisco Systems, Inc.	2.6%
Bank of America Corp.	2.5%
Emerson Electric Co.	2.5%
Reinsurance Group of America, Inc.	2.5%
AbbVie, Inc.	2.4%
UnitedHealth Group, Inc.	2.4%
Total	26.2%
Footnote	Description
Footnote[a]	Excluding cash equivalents

Additional Information

If you wish to view additional information about the Fund, including the prospectus, statement of additional information, financial statements and holdings, please scan the QR code or visit www.eatonvance.com/open-end-mutual-fund-documents.php. For proxy information, please visit www.eatonvance.com/proxyvoting.

Householding

The Funds may deliver a single copy of certain required shareholder documents (including prospectuses, shareholder reports, and proxy materials) to investors with the same last name and the same address. Your participation will continue indefinitely unless you instruct otherwise by calling 1-800-262-1122 or by contacting your financial intermediary. Your instruction will typically be effective within 30 days of receipt.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Annual Shareholder Report December 31, 2024

EILVX-TSR-AR

Eaton Vance Large-Cap Value Fund

Class R ERSTX

Annual Shareholder Report December 31, 2024

This annual shareholder report contains important information about the Eaton Vance Large-Cap Value Fund for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at www.eatonvance.com/open-end-mutual-fund-documents.php. You can also request this information by contacting us at 1-800-262-1122.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class R	$132	1.25%

How did the Fund perform last year and what affected its performance?

Key contributors to (↑) and detractors from (↓) performance, relative to the Russell 1000® Value Index (the Index):

↓ An overweight position in discount chain Dollar Tree Inc. ― sold by period-end ― lost value over concerns about competition, product theft, and firm strategy

↓ An overweight position in agricultural chemical firm FMC Corp. declined in value due to excess inventory and struggles in its Asian and South American markets

↓ An overweight position in analog chipmaker ON Semiconductor Corp. lost value due to softening demand, particularly among automotive and industrial customers

↓ Among sectors, stock selections in consumer staples and energy, along with stock selections and an underweight position in financials, hurt relative returns

↑ An overweight position in international broker/dealer Interactive Brokers Group Inc. doubled in value on strong account growth, commission revenues, and margins

↑ An overweight position in conglomerate 3M Co. grew in value as it settled class-action suits, spun off its health care business, and hired a new CEO and CFO

↑ Not owning Index position and chipmaker Intel Corp. aided returns as its price declined over concerns about increasing competition in sales for AI applications

↑ Among sectors, stock selections in health care and communication services, and an overweight position in utilities contributed to Index-relative returns

Fund Performance

Comparison of the change in value of a $10,000 investment for the period indicated.

	Class R	Russell 3000® Index	Russell 1000® Value Index
12/14	$10,000	$10,000	$10,000
1/15	$9,770	$9,722	$9,600
2/15	$10,219	$10,285	$10,065
3/15	$10,119	$10,180	$9,928
4/15	$10,216	$10,226	$10,021
5/15	$10,335	$10,368	$10,141
6/15	$10,050	$10,194	$9,939
7/15	$10,186	$10,365	$9,982
8/15	$9,581	$9,739	$9,388
9/15	$9,263	$9,455	$9,104
10/15	$9,969	$10,202	$9,791
11/15	$10,045	$10,258	$9,829
12/15	$9,867	$10,048	$9,617
1/16	$9,393	$9,481	$9,120
2/16	$9,280	$9,478	$9,118
3/16	$9,833	$10,145	$9,775
4/16	$9,898	$10,208	$9,980
5/16	$10,011	$10,391	$10,135
6/16	$9,999	$10,412	$10,223
7/16	$10,267	$10,825	$10,520
8/16	$10,273	$10,853	$10,601
9/16	$10,171	$10,870	$10,579
10/16	$9,980	$10,635	$10,415
11/16	$10,428	$11,111	$11,010
12/16	$10,780	$11,327	$11,285
1/17	$10,846	$11,541	$11,365
2/17	$11,200	$11,970	$11,774
3/17	$11,061	$11,978	$11,654
4/17	$11,055	$12,105	$11,632
5/17	$11,013	$12,229	$11,621
6/17	$11,210	$12,339	$11,811
7/17	$11,282	$12,572	$11,967
8/17	$11,162	$12,596	$11,828
9/17	$11,577	$12,903	$12,178
10/17	$11,673	$13,185	$12,267
11/17	$12,096	$13,585	$12,642
12/17	$12,343	$13,721	$12,827
1/18	$12,787	$14,444	$13,323
2/18	$12,190	$13,912	$12,687
3/18	$12,055	$13,633	$12,464
4/18	$12,246	$13,684	$12,505
5/18	$12,252	$14,071	$12,579
6/18	$12,345	$14,163	$12,610
7/18	$12,982	$14,633	$13,109
8/18	$13,250	$15,147	$13,303
9/18	$13,300	$15,172	$13,329
10/18	$12,450	$14,055	$12,639
11/18	$12,707	$14,336	$13,016
12/18	$11,474	$13,002	$11,767
1/19	$12,367	$14,118	$12,682
2/19	$12,800	$14,614	$13,088
3/19	$12,924	$14,828	$13,171
4/19	$13,644	$15,420	$13,638
5/19	$12,756	$14,422	$12,761
6/19	$13,658	$15,435	$13,677
7/19	$13,840	$15,664	$13,791
8/19	$13,497	$15,345	$13,385
9/19	$13,845	$15,614	$13,863
10/19	$13,971	$15,951	$14,056
11/19	$14,484	$16,557	$14,491
12/19	$14,857	$17,035	$14,890
1/20	$14,594	$17,016	$14,569
2/20	$13,124	$15,623	$13,158
3/20	$10,917	$13,475	$10,910
4/20	$12,156	$15,259	$12,136
5/20	$12,562	$16,075	$12,552
6/20	$12,431	$16,443	$12,469
7/20	$12,966	$17,376	$12,962
8/20	$13,466	$18,635	$13,497
9/20	$13,104	$17,957	$13,166
10/20	$12,982	$17,569	$12,993
11/20	$14,677	$19,707	$14,741
12/20	$15,159	$20,593	$15,306
1/21	$14,934	$20,501	$15,166
2/21	$15,897	$21,142	$16,082
3/21	$16,807	$21,900	$17,028
4/21	$17,489	$23,029	$17,709
5/21	$17,787	$23,134	$18,123
6/21	$17,557	$23,705	$17,915
7/21	$17,652	$24,105	$18,059
8/21	$17,942	$24,793	$18,417
9/21	$17,341	$23,681	$17,776
10/21	$18,302	$25,282	$18,678
11/21	$17,552	$24,897	$18,020
12/21	$18,797	$25,877	$19,157
1/22	$18,719	$24,355	$18,711
2/22	$18,750	$23,741	$18,493
3/22	$19,183	$24,512	$19,015
4/22	$18,070	$22,312	$17,943
5/22	$18,459	$22,282	$18,292
6/22	$17,017	$20,418	$16,694
7/22	$18,078	$22,333	$17,801
8/22	$17,633	$21,500	$17,270
9/22	$16,355	$19,506	$15,756
10/22	$18,160	$21,106	$17,371
11/22	$19,074	$22,208	$18,457
12/22	$18,226	$20,907	$17,713
1/23	$19,017	$22,347	$18,631
2/23	$18,403	$21,825	$17,974
3/23	$17,988	$22,408	$17,891
4/23	$18,393	$22,647	$18,161
5/23	$17,704	$22,735	$17,460
6/23	$18,641	$24,288	$18,620
7/23	$19,371	$25,158	$19,275
8/23	$18,779	$24,673	$18,754
9/23	$18,050	$23,497	$18,031
10/23	$17,286	$22,875	$17,395
11/23	$18,440	$25,008	$18,707
12/23	$19,622	$26,334	$19,743
1/24	$19,290	$26,626	$19,764
2/24	$20,154	$28,067	$20,493
3/24	$21,146	$28,973	$21,517
4/24	$20,697	$27,698	$20,598
5/24	$21,246	$29,006	$21,251
6/24	$20,939	$29,904	$21,051
7/24	$21,690	$30,460	$22,127
8/24	$21,923	$31,123	$22,721
9/24	$22,272	$31,767	$23,036
10/24	$21,971	$31,534	$22,783
11/24	$23,392	$33,632	$24,238
12/24	$21,820	$32,604	$22,580

Average Annual Total Returns (%)Footnote Reference1

Fund	1 Year	5 Years	10 Years
Class R	11.20%	7.98%	8.11%
Russell 3000® Index	23.81%	13.85%	12.53%
Russell 1000® Value Index	14.37%	8.67%	8.48%
Footnote	Description
Footnote[1]	In accordance with regulatory changes requiring the Fund's primary benchmark to represent the overall applicable market, the Fund's primary prospectus benchmark changed to the Russell 3000® Index effective May 1, 2024.

Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance assumes that all dividends and distributions, if any, were reinvested. For more recent performance information, visit www.eatonvance.com/performance.php.

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Key Fund Statistics

Total Net Assets	$1,449,359,065
# of Portfolio Holdings	66
Portfolio Turnover Rate	75%
Total Advisory Fees Paid	$9,249,241

What did the Fund invest in?

The following tables reflect what the Fund invested in as of the report date.

Sector Allocation (% of total investments)

Value	Value
Short-Term Investments	0.9%
Materials	4.1%
Communication Services	4.7%
Real Estate	5.1%
Consumer Discretionary	5.2%
Utilities	5.8%
Energy	6.7%
Consumer Staples	6.9%
Information Technology	7.1%
Industrials	16.0%
Health Care	18.7%
Financials	18.8%

Top Ten Holdings (% of total investments)Footnote Referencea

Wells Fargo & Co.	3.0%
Bristol-Myers Squibb Co.	2.9%
Walt Disney Co.	2.8%
American International Group, Inc.	2.6%
Cisco Systems, Inc.	2.6%
Bank of America Corp.	2.5%
Emerson Electric Co.	2.5%
Reinsurance Group of America, Inc.	2.5%
AbbVie, Inc.	2.4%
UnitedHealth Group, Inc.	2.4%
Total	26.2%
Footnote	Description
Footnote[a]	Excluding cash equivalents

Additional Information

If you wish to view additional information about the Fund, including the prospectus, statement of additional information, financial statements and holdings, please scan the QR code or visit www.eatonvance.com/open-end-mutual-fund-documents.php. For proxy information, please visit www.eatonvance.com/proxyvoting.

Householding

The Funds may deliver a single copy of certain required shareholder documents (including prospectuses, shareholder reports, and proxy materials) to investors with the same last name and the same address. Your participation will continue indefinitely unless you instruct otherwise by calling 1-800-262-1122 or by contacting your financial intermediary. Your instruction will typically be effective within 30 days of receipt.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Annual Shareholder Report December 31, 2024

ERSTX-TSR-AR

Eaton Vance Large-Cap Value Fund

Class R6 ERLVX

Annual Shareholder Report December 31, 2024

This annual shareholder report contains important information about the Eaton Vance Large-Cap Value Fund for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at www.eatonvance.com/open-end-mutual-fund-documents.php. You can also request this information by contacting us at 1-800-262-1122.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class R6	$74	0.70%

How did the Fund perform last year and what affected its performance?

Key contributors to (↑) and detractors from (↓) performance, relative to the Russell 1000® Value Index (the Index):

↓ An overweight position in discount chain Dollar Tree Inc. ― sold by period-end ― lost value over concerns about competition, product theft, and firm strategy

↓ An overweight position in agricultural chemical firm FMC Corp. declined in value due to excess inventory and struggles in its Asian and South American markets

↓ An overweight position in analog chipmaker ON Semiconductor Corp. lost value due to softening demand, particularly among automotive and industrial customers

↓ Among sectors, stock selections in consumer staples and energy, along with stock selections and an underweight position in financials, hurt relative returns

↑ An overweight position in international broker/dealer Interactive Brokers Group Inc. doubled in value on strong account growth, commission revenues, and margins

↑ An overweight position in conglomerate 3M Co. grew in value as it settled class-action suits, spun off its health care business, and hired a new CEO and CFO

↑ Not owning Index position and chipmaker Intel Corp. aided returns as its price declined over concerns about increasing competition in sales for AI applications

↑ Among sectors, stock selections in health care and communication services, and an overweight position in utilities contributed to Index-relative returns

Fund Performance

Comparison of the change in value of a $5,000,000 investment for the period indicated.

	Class R6	Russell 3000® Index	Russell 1000® Value Index
12/14	$5,000,000	$5,000,000	$5,000,000
1/15	$4,885,699	$4,860,842	$4,800,133
2/15	$5,114,301	$5,142,290	$5,032,408
3/15	$5,065,072	$5,090,013	$4,963,904
4/15	$5,115,867	$5,113,037	$5,010,313
5/15	$5,177,629	$5,183,757	$5,070,525
6/15	$5,038,109	$5,097,030	$4,969,282
7/15	$5,108,721	$5,182,280	$4,991,070
8/15	$4,807,045	$4,869,429	$4,693,819
9/15	$4,650,884	$4,727,534	$4,552,113
10/15	$5,008,396	$5,100,940	$4,895,583
11/15	$5,049,345	$5,129,217	$4,914,320
12/15	$4,960,413	$5,023,938	$4,808,634
1/16	$4,726,609	$4,740,461	$4,560,160
2/16	$4,670,345	$4,738,934	$4,559,008
3/16	$4,950,047	$5,072,584	$4,887,417
4/16	$4,985,718	$5,104,021	$4,990,084
5/16	$5,045,153	$5,195,334	$5,067,590
6/16	$5,043,566	$5,206,017	$5,111,412
7/16	$5,177,974	$5,412,628	$5,259,824
8/16	$5,183,934	$5,426,434	$5,300,380
9/16	$5,137,925	$5,434,965	$5,289,333
10/16	$5,044,935	$5,317,376	$5,207,471
11/16	$5,272,884	$5,555,340	$5,504,893
12/16	$5,451,678	$5,663,742	$5,642,473
1/17	$5,490,871	$5,770,345	$5,682,671
2/17	$5,668,617	$5,984,953	$5,886,871
3/17	$5,603,646	$5,989,025	$5,826,903
4/17	$5,600,669	$6,052,507	$5,815,968
5/17	$5,585,582	$6,114,448	$5,810,267
6/17	$5,687,136	$6,169,628	$5,905,250
7/17	$5,726,579	$6,285,956	$5,983,733
8/17	$5,668,859	$6,298,067	$5,914,033
9/17	$5,883,906	$6,451,663	$6,089,193
10/17	$5,935,679	$6,592,452	$6,133,404
11/17	$6,152,123	$6,792,633	$6,321,218
12/17	$6,283,094	$6,860,525	$6,413,491
1/18	$6,510,530	$7,222,147	$6,661,448
2/18	$6,209,405	$6,955,941	$6,343,357
3/18	$6,143,105	$6,816,307	$6,231,770
4/18	$6,242,808	$6,842,214	$6,252,343
5/18	$6,249,260	$7,035,372	$6,289,458
6/18	$6,299,399	$7,081,382	$6,305,034
7/18	$6,628,767	$7,316,384	$6,554,583
8/18	$6,767,759	$7,573,319	$6,651,462
9/18	$6,795,952	$7,585,855	$6,664,653
10/18	$6,364,902	$7,027,288	$6,319,549
11/18	$6,498,750	$7,168,035	$6,508,221
12/18	$5,872,228	$6,500,910	$5,883,268
1/19	$6,329,153	$7,058,910	$6,341,189
2/19	$6,555,861	$7,307,165	$6,543,800
3/19	$6,624,518	$7,413,863	$6,585,403
4/19	$6,994,342	$7,709,913	$6,818,996
5/19	$6,542,770	$7,210,990	$6,380,554
6/19	$7,007,648	$7,717,466	$6,838,579
7/19	$7,107,543	$7,832,186	$6,895,263
8/19	$6,932,619	$7,672,525	$6,692,508
9/19	$7,113,052	$7,807,184	$6,931,280
10/19	$7,184,743	$7,975,248	$7,028,164
11/19	$7,449,869	$8,278,402	$7,245,449
12/19	$7,644,080	$8,517,431	$7,444,766
1/20	$7,513,484	$8,508,127	$7,284,604
2/20	$6,759,298	$7,811,539	$6,579,118
3/20	$5,626,437	$6,737,313	$5,454,783
4/20	$6,267,385	$7,629,604	$6,068,019
5/20	$6,478,632	$8,037,624	$6,275,961
6/20	$6,416,318	$8,221,379	$6,234,303
7/20	$6,694,169	$8,688,216	$6,480,767
8/20	$6,957,544	$9,317,629	$6,748,746
9/20	$6,774,740	$8,978,365	$6,582,975
10/20	$6,711,844	$8,784,583	$6,496,457
11/20	$7,592,479	$9,853,255	$7,370,322
12/20	$7,846,051	$10,296,534	$7,652,896
1/21	$7,734,563	$10,250,735	$7,582,810
2/21	$8,236,355	$10,571,145	$8,041,061
3/21	$8,711,352	$10,950,045	$8,514,229
4/21	$9,069,306	$11,514,512	$8,854,725
5/21	$9,229,565	$11,567,075	$9,061,433
6/21	$9,113,124	$11,852,306	$8,957,665
7/21	$9,165,520	$12,052,736	$9,029,258
8/21	$9,322,643	$12,396,454	$9,208,321
9/21	$9,014,844	$11,840,251	$8,887,798
10/21	$9,517,754	$12,640,942	$9,339,098
11/21	$9,131,189	$12,448,531	$9,009,988
12/21	$9,783,182	$12,938,737	$9,578,394
1/22	$9,751,106	$12,177,472	$9,355,276
2/22	$9,767,144	$11,870,730	$9,246,714
3/22	$10,000,219	$12,255,772	$9,507,741
4/22	$9,420,962	$11,155,911	$8,971,468
5/22	$9,630,138	$11,140,954	$9,145,870
6/22	$8,881,891	$10,208,916	$8,346,778
7/22	$9,438,775	$11,166,696	$8,900,275
8/22	$9,212,793	$10,749,963	$8,635,086
9/22	$8,550,945	$9,753,128	$7,877,901
10/22	$9,498,351	$10,552,943	$8,685,623
11/22	$9,980,152	$11,103,767	$9,228,402
12/22	$9,538,186	$10,453,603	$8,856,389
1/23	$9,957,262	$11,173,571	$9,315,330
2/23	$9,638,764	$10,912,414	$8,986,882
3/23	$9,424,245	$11,204,203	$8,945,495
4/23	$9,642,924	$11,323,577	$9,080,276
5/23	$9,289,673	$11,367,634	$8,730,069
6/23	$9,786,007	$12,143,878	$9,309,982
7/23	$10,170,020	$12,579,197	$9,637,367
8/23	$9,861,965	$12,336,371	$9,377,192
9/23	$9,487,954	$11,748,738	$9,015,331
10/23	$9,089,976	$11,437,294	$8,697,251
11/23	$9,699,644	$12,503,802	$9,353,458
12/23	$10,325,939	$13,167,027	$9,871,571
1/24	$10,156,945	$13,312,954	$9,881,791
2/24	$10,616,261	$14,033,591	$10,246,328
3/24	$11,145,050	$14,486,278	$10,758,591
4/24	$10,914,763	$13,848,857	$10,299,032
5/24	$11,205,881	$14,503,174	$10,625,511
6/24	$11,052,514	$14,952,155	$10,525,562
7/24	$11,453,948	$15,230,100	$11,063,646
8/24	$11,580,487	$15,561,640	$11,360,429
9/24	$11,770,095	$15,883,546	$11,518,111
10/24	$11,616,895	$15,766,903	$11,391,344
11/24	$12,374,138	$16,815,783	$12,118,781
12/24	$11,550,335	$16,301,804	$11,289,948

Average Annual Total Returns (%)Footnote Reference1

Fund	1 Year	5 Years	10 Years
Class R6	11.85%	8.60%	8.73%
Russell 3000® Index	23.81%	13.85%	12.53%
Russell 1000® Value Index	14.37%	8.67%	8.48%
Footnote	Description
Footnote[1]	In accordance with regulatory changes requiring the Fund's primary benchmark to represent the overall applicable market, the Fund's primary prospectus benchmark changed to the Russell 3000® Index effective May 1, 2024.

Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance assumes that all dividends and distributions, if any, were reinvested. For more recent performance information, visit www.eatonvance.com/performance.php.

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Key Fund Statistics

Total Net Assets	$1,449,359,065
# of Portfolio Holdings	66
Portfolio Turnover Rate	75%
Total Advisory Fees Paid	$9,249,241

What did the Fund invest in?

The following tables reflect what the Fund invested in as of the report date.

Sector Allocation (% of total investments)

Value	Value
Short-Term Investments	0.9%
Materials	4.1%
Communication Services	4.7%
Real Estate	5.1%
Consumer Discretionary	5.2%
Utilities	5.8%
Energy	6.7%
Consumer Staples	6.9%
Information Technology	7.1%
Industrials	16.0%
Health Care	18.7%
Financials	18.8%

Top Ten Holdings (% of total investments)Footnote Referencea

Wells Fargo & Co.	3.0%
Bristol-Myers Squibb Co.	2.9%
Walt Disney Co.	2.8%
American International Group, Inc.	2.6%
Cisco Systems, Inc.	2.6%
Bank of America Corp.	2.5%
Emerson Electric Co.	2.5%
Reinsurance Group of America, Inc.	2.5%
AbbVie, Inc.	2.4%
UnitedHealth Group, Inc.	2.4%
Total	26.2%
Footnote	Description
Footnote[a]	Excluding cash equivalents

Additional Information

If you wish to view additional information about the Fund, including the prospectus, statement of additional information, financial statements and holdings, please scan the QR code or visit www.eatonvance.com/open-end-mutual-fund-documents.php. For proxy information, please visit www.eatonvance.com/proxyvoting.

Householding

The Funds may deliver a single copy of certain required shareholder documents (including prospectuses, shareholder reports, and proxy materials) to investors with the same last name and the same address. Your participation will continue indefinitely unless you instruct otherwise by calling 1-800-262-1122 or by contacting your financial intermediary. Your instruction will typically be effective within 30 days of receipt.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Annual Shareholder Report December 31, 2024

ERLVX-TSR-AR

Eaton Vance Small-Cap Fund

Class A ETEGX

Annual Shareholder Report December 31, 2024

This annual shareholder report contains important information about the Eaton Vance Small-Cap Fund for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at www.eatonvance.com/open-end-mutual-fund-documents.php. You can also request this information by contacting us at 1-800-262-1122.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$128	1.21%

How did the Fund perform last year and what affected its performance?

Key contributors to (↑) and detractors from (↓) performance, relative to the Russell 2000® Index (the Index): ↑ Sector allocations ― especially an underweight exposure to the health care sector and a lack of exposure to energy ― contributed to Index-relative performance ↑ Security selections ― particularly in the consumer discretionary and financials sectors ― contributed to returns relative to the Index during the period ↑ The Fund’s allocation to Dorman Products, Inc., a maker of aftermarket auto parts, helped returns as the company posted strong revenue and earnings growth ↑ An overweight exposure to industrial products maker CSW Industries, Inc. aided returns amid strategic business acquisitions, sales growth, and price increases ↓ The Fund’s security selections in the information technology and health care sectors detracted from performance relative to the Index during the period ↓ The Fund’s underweight exposure to the information technology sector detracted from performance relative to the Index during the period ↓ An overweight exposure to Quaker Chemical Corp., a developer of industrial chemical products, hurt returns as soft demand led to declines in sales and prices ↓ Not owning Super Micro Computer Inc., a maker of computer servers and data storage, hurt returns as the company benefited from the artificial intelligence boom

Fund Performance

Comparison of the change in value of a $10,000 investment for the period indicated.

	Class A with Maximum Sales Charge	Russell 3000® Index	Russell 2000® Index
12/14	$10,000	$10,000	$10,000
1/15	$9,240	$9,722	$9,678
2/15	$9,877	$10,285	$10,253
3/15	$10,155	$10,180	$10,432
4/15	$9,778	$10,226	$10,165
5/15	$10,163	$10,368	$10,398
6/15	$10,217	$10,194	$10,475
7/15	$10,136	$10,365	$10,354
8/15	$9,725	$9,739	$9,703
9/15	$9,281	$9,455	$9,227
10/15	$9,570	$10,202	$9,747
11/15	$9,712	$10,258	$10,064
12/15	$9,211	$10,048	$9,559
1/16	$8,638	$9,481	$8,718
2/16	$8,675	$9,478	$8,718
3/16	$9,332	$10,145	$9,413
4/16	$9,325	$10,208	$9,561
5/16	$9,672	$10,391	$9,777
6/16	$9,545	$10,412	$9,770
7/16	$9,880	$10,825	$10,354
8/16	$10,005	$10,853	$10,537
9/16	$9,982	$10,870	$10,654
10/16	$9,841	$10,635	$10,148
11/16	$10,700	$11,111	$11,279
12/16	$10,991	$11,327	$11,595
1/17	$11,008	$11,541	$11,641
2/17	$11,293	$11,970	$11,866
3/17	$11,370	$11,978	$11,881
4/17	$11,388	$12,105	$12,012
5/17	$11,310	$12,229	$11,767
6/17	$11,595	$12,339	$12,174
7/17	$11,668	$12,572	$12,264
8/17	$11,535	$12,596	$12,108
9/17	$12,067	$12,903	$12,864
10/17	$12,191	$13,185	$12,974
11/17	$12,607	$13,585	$13,348
12/17	$12,629	$13,721	$13,294
1/18	$13,023	$14,444	$13,641
2/18	$12,591	$13,912	$13,113
3/18	$12,716	$13,633	$13,283
4/18	$12,773	$13,684	$13,397
5/18	$13,513	$14,071	$14,211
6/18	$13,619	$14,163	$14,312
7/18	$13,830	$14,633	$14,562
8/18	$14,368	$15,147	$15,190
9/18	$14,310	$15,172	$14,824
10/18	$12,946	$14,055	$13,214
11/18	$13,273	$14,336	$13,424
12/18	$11,895	$13,002	$11,830
1/19	$13,063	$14,118	$13,160
2/19	$13,803	$14,614	$13,845
3/19	$13,653	$14,828	$13,555
4/19	$14,264	$15,420	$14,015
5/19	$13,663	$14,422	$12,925
6/19	$14,628	$15,435	$13,839
7/19	$14,885	$15,664	$13,918
8/19	$14,472	$15,345	$13,231
9/19	$14,527	$15,614	$13,507
10/19	$14,538	$15,951	$13,862
11/19	$15,041	$16,557	$14,433
12/19	$15,171	$17,035	$14,849
1/20	$14,941	$17,016	$14,373
2/20	$13,756	$15,623	$13,163
3/20	$11,444	$13,475	$10,303
4/20	$12,583	$15,259	$11,718
5/20	$13,296	$16,075	$12,481
6/20	$13,388	$16,443	$12,922
7/20	$13,975	$17,376	$13,280
8/20	$14,478	$18,635	$14,028
9/20	$13,769	$17,957	$13,559
10/20	$14,141	$17,569	$13,843
11/20	$15,826	$19,707	$16,395
12/20	$17,102	$20,593	$17,813
1/21	$17,137	$20,501	$18,709
2/21	$18,196	$21,142	$19,876
3/21	$18,767	$21,900	$20,075
4/21	$19,407	$23,029	$20,497
5/21	$19,477	$23,134	$20,539
6/21	$19,442	$23,705	$20,937
7/21	$19,431	$24,105	$20,181
8/21	$19,722	$24,793	$20,632
9/21	$19,198	$23,681	$20,024
10/21	$20,176	$25,282	$20,876
11/21	$19,431	$24,897	$20,006
12/21	$20,725	$25,877	$20,453
1/22	$19,156	$24,355	$18,484
2/22	$19,794	$23,741	$18,681
3/22	$19,622	$24,512	$18,914
4/22	$18,319	$22,312	$17,039
5/22	$17,880	$22,282	$17,065
6/22	$16,883	$20,418	$15,661
7/22	$18,385	$22,333	$17,296
8/22	$17,335	$21,500	$16,942
9/22	$15,953	$19,506	$15,319
10/22	$17,734	$21,106	$17,005
11/22	$18,399	$22,208	$17,402
12/22	$17,506	$20,907	$16,273
1/23	$19,137	$22,347	$17,859
2/23	$19,164	$21,825	$17,557
3/23	$18,643	$22,408	$16,718
4/23	$18,534	$22,647	$16,418
5/23	$17,862	$22,735	$16,266
6/23	$19,041	$24,288	$17,589
7/23	$19,534	$25,158	$18,664
8/23	$18,808	$24,673	$17,731
9/23	$17,478	$23,497	$16,687
10/23	$16,436	$22,875	$15,549
11/23	$17,848	$25,008	$16,956
12/23	$19,480	$26,334	$19,028
1/24	$19,025	$26,626	$18,288
2/24	$20,074	$28,067	$19,322
3/24	$20,902	$28,973	$20,013
4/24	$19,577	$27,698	$18,605
5/24	$20,143	$29,006	$19,538
6/24	$19,908	$29,904	$19,357
7/24	$21,247	$30,460	$21,324
8/24	$21,551	$31,123	$21,006
9/24	$21,758	$31,767	$21,152
10/24	$21,220	$31,534	$20,847
11/24	$23,470	$33,632	$23,134
12/24	$21,803	$32,604	$21,223

Average Annual Total Returns (%)Footnote Reference1

Fund	1 Year	5 Years	10 Years
Class A	11.93%	7.52%	8.68%
Class A with 5.25% Maximum Sales Charge	6.07%	6.36%	8.10%
Russell 3000® Index	23.81%	13.85%	12.53%
Russell 2000® Index	11.54%	7.40%	7.81%
Footnote	Description
Footnote[1]	In accordance with regulatory changes requiring the Fund's primary benchmark to represent the overall applicable market, the Fund's primary prospectus benchmark changed to the Russell 3000® Index effective May 1, 2024.

Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance assumes that all dividends and distributions, if any, were reinvested. For more recent performance information, visit www.eatonvance.com/performance.php.

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Key Fund Statistics

Total Net Assets	$170,636,608
# of Portfolio Holdings	71
Portfolio Turnover Rate	38%
Total Advisory Fees Paid	$980,604

What did the Fund invest in?

The following tables reflect what the Fund invested in as of the report date.

Sector Allocation (% of total investments)

Industrials 24.0%
Financials 23.9%
Consumer Discretionary 14.1%
Information Technology 9.1%
Health Care 8.7%
Real Estate 6.6%
Materials 5.1%
Consumer Staples 3.7%
Utilities 2.2%
Short-Term Investments 2.1%
Communication Services 0.5%

Value	Value
Communication Services	0.5%
Short-Term Investments	2.1%
Utilities	2.2%
Consumer Staples	3.7%
Materials	5.1%
Real Estate	6.6%
Health Care	8.7%
Information Technology	9.1%
Consumer Discretionary	14.1%
Financials	23.9%
Industrials	24.0%

Top Ten Holdings (% of total investments)Footnote Referencea

Commerce Bancshares, Inc.	2.9%
Wyndham Hotels & Resorts, Inc.	2.8%
CBIZ, Inc.	2.8%
AptarGroup, Inc.	2.7%
Essential Properties Realty Trust, Inc.	2.7%
Dorman Products, Inc.	2.5%
Community Financial System, Inc.	2.5%
Core & Main, Inc., Class A	2.4%
Stifel Financial Corp.	2.3%
White Mountains Insurance Group Ltd.	2.3%
Total	25.9%
Footnote	Description
Footnote[a]	Excluding cash equivalents

Additional Information

If you wish to view additional information about the Fund, including the prospectus, statement of additional information, financial statements and holdings, please scan the QR code or visit www.eatonvance.com/open-end-mutual-fund-documents.php. For proxy information, please visit www.eatonvance.com/proxyvoting.

Householding

The Funds may deliver a single copy of certain required shareholder documents (including prospectuses, shareholder reports, and proxy materials) to investors with the same last name and the same address. Your participation will continue indefinitely unless you instruct otherwise by calling 1-800-262-1122 or by contacting your financial intermediary. Your instruction will typically be effective within 30 days of receipt.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Annual Shareholder Report December 31, 2024

ETEGX-TSR-AR

Eaton Vance Small-Cap Fund

Class C ECSMX

Annual Shareholder Report December 31, 2024

This annual shareholder report contains important information about the Eaton Vance Small-Cap Fund for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at www.eatonvance.com/open-end-mutual-fund-documents.php. You can also request this information by contacting us at 1-800-262-1122.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class C	$207	1.96%

How did the Fund perform last year and what affected its performance?

Key contributors to (↑) and detractors from (↓) performance, relative to the Russell 2000® Index (the Index): ↓ The Fund’s security selections in the information technology and health care sectors detracted from performance relative to the Index during the period ↓ The Fund’s underweight exposure to the information technology sector detracted from performance relative to the Index during the period ↓ An overweight exposure to Quaker Chemical Corp., a developer of industrial chemical products, hurt returns as soft demand led to declines in sales and prices ↓ Not owning Super Micro Computer Inc., a maker of computer servers and data storage, hurt returns as the company benefited from the artificial intelligence boom ↑ Sector allocations ― especially an underweight exposure to the health care sector and a lack of exposure to energy ― contributed to Index-relative performance ↑ Security selections ― particularly in the consumer discretionary and financials sectors ― contributed to returns relative to the Index during the period ↑ The Fund’s allocation to Dorman Products, Inc., a maker of aftermarket auto parts, helped returns as the company posted strong revenue and earnings growth ↑ An overweight exposure to industrial products maker CSW Industries, Inc. aided returns amid strategic business acquisitions, sales growth, and price increases

Fund Performance

Comparison of the change in value of a $10,000 investment for the period indicated.

	Class C	Russell 3000® Index	Russell 2000® Index
12/14	$10,000	$10,000	$10,000
1/15	$9,744	$9,722	$9,678
2/15	$10,406	$10,285	$10,253
3/15	$10,698	$10,180	$10,432
4/15	$10,292	$10,226	$10,165
5/15	$10,692	$10,368	$10,398
6/15	$10,739	$10,194	$10,475
7/15	$10,645	$10,365	$10,354
8/15	$10,215	$9,739	$9,703
9/15	$9,738	$9,455	$9,227
10/15	$10,035	$10,202	$9,747
11/15	$10,176	$10,258	$10,064
12/15	$9,641	$10,048	$9,559
1/16	$9,045	$9,481	$8,718
2/16	$9,081	$9,478	$8,718
3/16	$9,756	$10,145	$9,413
4/16	$9,739	$10,208	$9,561
5/16	$10,103	$10,391	$9,777
6/16	$9,962	$10,412	$9,770
7/16	$10,303	$10,825	$10,354
8/16	$10,423	$10,853	$10,537
9/16	$10,396	$10,870	$10,654
10/16	$10,239	$10,635	$10,148
11/16	$11,124	$11,111	$11,279
12/16	$11,421	$11,327	$11,595
1/17	$11,432	$11,541	$11,641
2/17	$11,732	$11,970	$11,866
3/17	$11,794	$11,978	$11,881
4/17	$11,804	$12,105	$12,012
5/17	$11,721	$12,229	$11,767
6/17	$12,001	$12,339	$12,174
7/17	$12,078	$12,572	$12,264
8/17	$11,929	$12,596	$12,108
9/17	$12,473	$12,903	$12,864
10/17	$12,601	$13,185	$12,974
11/17	$13,017	$13,585	$13,348
12/17	$13,032	$13,721	$13,294
1/18	$13,431	$14,444	$13,641
2/18	$12,974	$13,912	$13,113
3/18	$13,091	$13,633	$13,283
4/18	$13,138	$13,684	$13,397
5/18	$13,901	$14,071	$14,211
6/18	$13,994	$14,163	$14,312
7/18	$14,206	$14,633	$14,562
8/18	$14,745	$15,147	$15,190
9/18	$14,686	$15,172	$14,824
10/18	$13,279	$14,055	$13,214
11/18	$13,595	$14,336	$13,424
12/18	$12,182	$13,002	$11,830
1/19	$13,374	$14,118	$13,160
2/19	$14,123	$14,614	$13,845
3/19	$13,963	$14,828	$13,555
4/19	$14,565	$15,420	$14,015
5/19	$13,949	$14,422	$12,925
6/19	$14,927	$15,435	$13,839
7/19	$15,181	$15,664	$13,918
8/19	$14,745	$15,345	$13,231
9/19	$14,800	$15,614	$13,507
10/19	$14,786	$15,951	$13,862
11/19	$15,309	$16,557	$14,433
12/19	$15,416	$17,035	$14,849
1/20	$15,168	$17,016	$14,373
2/20	$13,955	$15,623	$13,163
3/20	$11,602	$13,475	$10,303
4/20	$12,757	$15,259	$11,718
5/20	$13,473	$16,075	$12,481
6/20	$13,546	$16,443	$12,922
7/20	$14,145	$17,376	$13,280
8/20	$14,638	$18,635	$14,028
9/20	$13,913	$17,957	$13,559
10/20	$14,283	$17,569	$13,843
11/20	$15,970	$19,707	$16,395
12/20	$17,255	$20,593	$17,813
1/21	$17,270	$20,501	$18,709
2/21	$18,338	$21,142	$19,876
3/21	$18,902	$21,900	$20,075
4/21	$19,525	$23,029	$20,497
5/21	$19,599	$23,134	$20,539
6/21	$19,540	$23,705	$20,937
7/21	$19,510	$24,105	$20,181
8/21	$19,792	$24,793	$20,632
9/21	$19,258	$23,681	$20,024
10/21	$20,222	$25,282	$20,876
11/21	$19,466	$24,897	$20,006
12/21	$20,749	$25,877	$20,453
1/22	$19,159	$24,355	$18,484
2/22	$19,788	$23,741	$18,681
3/22	$19,614	$24,512	$18,914
4/22	$18,286	$22,312	$17,039
5/22	$17,850	$22,282	$17,065
6/22	$16,837	$20,418	$15,661
7/22	$18,339	$22,333	$17,296
8/22	$17,273	$21,500	$16,942
9/22	$15,876	$19,506	$15,319
10/22	$17,640	$21,106	$17,005
11/22	$18,286	$22,208	$17,402
12/22	$17,393	$20,907	$16,273
1/23	$19,004	$22,347	$17,859
2/23	$19,022	$21,825	$17,557
3/23	$18,497	$22,408	$16,718
4/23	$18,370	$22,647	$16,418
5/23	$17,701	$22,735	$16,266
6/23	$18,859	$24,288	$17,589
7/23	$19,330	$25,158	$18,664
8/23	$18,587	$24,673	$17,731
9/23	$17,284	$23,497	$16,687
10/23	$16,235	$22,875	$15,549
11/23	$17,610	$25,008	$16,956
12/23	$19,212	$26,334	$19,028
1/24	$18,756	$26,626	$18,288
2/24	$19,778	$28,067	$19,322
3/24	$20,580	$28,973	$20,013
4/24	$19,267	$27,698	$18,605
5/24	$19,814	$29,006	$19,538
6/24	$19,559	$29,904	$19,357
7/24	$20,872	$30,460	$21,324
8/24	$21,164	$31,123	$21,006
9/24	$21,347	$31,767	$21,152
10/24	$20,799	$31,534	$20,847
11/24	$23,007	$33,632	$23,134
12/24	$21,665	$32,604	$21,223

Average Annual Total Returns (%)Footnote Reference1

Fund	1 Year	5 Years	10 Years
Class C, with conversion to Class A after 8 years	11.06%	6.71%	8.03%
Class C, with 1% Maximum Deferred Sales Charge and conversion to Class A after 8 years	10.06%	6.71%	8.03%
Russell 3000® Index	23.81%	13.85%	12.53%
Russell 2000® Index	11.54%	7.40%	7.81%
Footnote	Description
Footnote[1]	In accordance with regulatory changes requiring the Fund's primary benchmark to represent the overall applicable market, the Fund's primary prospectus benchmark changed to the Russell 3000® Index effective May 1, 2024.

Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance assumes that all dividends and distributions, if any, were reinvested. For more recent performance information, visit www.eatonvance.com/performance.php.

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Key Fund Statistics

Total Net Assets	$170,636,608
# of Portfolio Holdings	71
Portfolio Turnover Rate	38%
Total Advisory Fees Paid	$980,604

What did the Fund invest in?

The following tables reflect what the Fund invested in as of the report date.

Sector Allocation (% of total investments)

Value	Value
Communication Services	0.5%
Short-Term Investments	2.1%
Utilities	2.2%
Consumer Staples	3.7%
Materials	5.1%
Real Estate	6.6%
Health Care	8.7%
Information Technology	9.1%
Consumer Discretionary	14.1%
Financials	23.9%
Industrials	24.0%

Top Ten Holdings (% of total investments)Footnote Referencea

Commerce Bancshares, Inc.	2.9%
Wyndham Hotels & Resorts, Inc.	2.8%
CBIZ, Inc.	2.8%
AptarGroup, Inc.	2.7%
Essential Properties Realty Trust, Inc.	2.7%
Dorman Products, Inc.	2.5%
Community Financial System, Inc.	2.5%
Core & Main, Inc., Class A	2.4%
Stifel Financial Corp.	2.3%
White Mountains Insurance Group Ltd.	2.3%
Total	25.9%
Footnote	Description
Footnote[a]	Excluding cash equivalents

Additional Information

If you wish to view additional information about the Fund, including the prospectus, statement of additional information, financial statements and holdings, please scan the QR code or visit www.eatonvance.com/open-end-mutual-fund-documents.php. For proxy information, please visit www.eatonvance.com/proxyvoting.

Householding

The Funds may deliver a single copy of certain required shareholder documents (including prospectuses, shareholder reports, and proxy materials) to investors with the same last name and the same address. Your participation will continue indefinitely unless you instruct otherwise by calling 1-800-262-1122 or by contacting your financial intermediary. Your instruction will typically be effective within 30 days of receipt.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Annual Shareholder Report December 31, 2024

ECSMX-TSR-AR

Eaton Vance Small-Cap Fund

Class I EISGX

Annual Shareholder Report December 31, 2024

This annual shareholder report contains important information about the Eaton Vance Small-Cap Fund for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at www.eatonvance.com/open-end-mutual-fund-documents.php. You can also request this information by contacting us at 1-800-262-1122.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$102	0.96%

How did the Fund perform last year and what affected its performance?

Key contributors to (↑) and detractors from (↓) performance, relative to the Russell 2000® Index (the Index): ↑ Sector allocations ― especially an underweight exposure to the health care sector and a lack of exposure to energy ― contributed to Index-relative performance ↑ Security selections ― particularly in the consumer discretionary and financials sectors ― contributed to returns relative to the Index during the period ↑ The Fund’s allocation to Dorman Products, Inc., a maker of aftermarket auto parts, helped returns as the company posted strong revenue and earnings growth ↑ An overweight exposure to industrial products maker CSW Industries, Inc. aided returns amid strategic business acquisitions, sales growth, and price increases ↓ The Fund’s security selections in the information technology and health care sectors detracted from performance relative to the Index during the period ↓ The Fund’s underweight exposure to the information technology sector detracted from performance relative to the Index during the period ↓ An overweight exposure to Quaker Chemical Corp., a developer of industrial chemical products, hurt returns as soft demand led to declines in sales and prices ↓ Not owning Super Micro Computer Inc., a maker of computer servers and data storage, hurt returns as the company benefited from the artificial intelligence boom

Fund Performance

Comparison of the change in value of a $1,000,000 investment for the period indicated.

	Class I	Russell 3000® Index	Russell 2000® Index
12/14	$1,000,000	$1,000,000	$1,000,000
1/15	$975,293	$972,168	$967,834
2/15	$1,042,619	$1,028,458	$1,025,291
3/15	$1,072,267	$1,018,003	$1,043,153
4/15	$1,033,360	$1,022,607	$1,016,549
5/15	$1,074,271	$1,036,751	$1,039,757
6/15	$1,079,620	$1,019,406	$1,047,543
7/15	$1,070,914	$1,036,456	$1,035,369
8/15	$1,028,747	$973,886	$970,306
9/15	$981,228	$945,507	$922,699
10/15	$1,012,689	$1,020,188	$974,684
11/15	$1,027,416	$1,025,843	$1,006,390
12/15	$974,312	$1,004,788	$955,859
1/16	$914,726	$948,092	$871,806
2/16	$918,448	$947,787	$871,767
3/16	$988,468	$1,014,517	$941,344
4/16	$987,723	$1,020,804	$956,118
5/16	$1,024,971	$1,039,067	$977,655
6/16	$1,011,659	$1,041,203	$977,038
7/16	$1,046,992	$1,082,526	$1,035,374
8/16	$1,060,825	$1,085,287	$1,053,684
9/16	$1,057,748	$1,086,993	$1,065,420
10/16	$1,043,158	$1,063,475	$1,014,770
11/16	$1,134,574	$1,111,068	$1,127,929
12/16	$1,166,303	$1,132,748	$1,159,533
1/17	$1,167,983	$1,154,069	$1,164,107
2/17	$1,199,162	$1,196,991	$1,186,573
3/17	$1,206,745	$1,197,805	$1,188,126
4/17	$1,209,266	$1,210,501	$1,201,155
5/17	$1,200,832	$1,222,890	$1,176,719
6/17	$1,231,161	$1,233,926	$1,217,396
7/17	$1,240,038	$1,257,191	$1,226,441
8/17	$1,225,360	$1,259,613	$1,210,838
9/17	$1,282,351	$1,290,333	$1,286,405
10/17	$1,296,166	$1,318,490	$1,297,371
11/17	$1,340,201	$1,358,527	$1,334,760
12/17	$1,343,200	$1,372,105	$1,329,373
1/18	$1,385,027	$1,444,429	$1,364,115
2/18	$1,339,477	$1,391,188	$1,311,294
3/18	$1,353,415	$1,363,261	$1,328,254
4/18	$1,358,986	$1,368,443	$1,339,738
5/18	$1,438,917	$1,407,074	$1,421,060
6/18	$1,450,061	$1,416,276	$1,431,243
7/18	$1,473,309	$1,463,277	$1,456,188
8/18	$1,530,928	$1,514,664	$1,518,964
9/18	$1,524,410	$1,517,171	$1,482,429
10/18	$1,380,344	$1,405,458	$1,321,413
11/18	$1,414,735	$1,433,607	$1,342,417
12/18	$1,268,373	$1,300,182	$1,182,956
1/19	$1,393,566	$1,411,782	$1,316,037
2/19	$1,472,589	$1,461,433	$1,384,455
3/19	$1,457,187	$1,482,773	$1,355,480
4/19	$1,521,847	$1,541,983	$1,401,526
5/19	$1,458,225	$1,442,198	$1,292,526
6/19	$1,560,846	$1,543,493	$1,383,878
7/19	$1,589,574	$1,566,437	$1,391,845
8/19	$1,545,946	$1,534,505	$1,323,124
9/19	$1,552,222	$1,561,437	$1,350,654
10/19	$1,553,257	$1,595,050	$1,386,225
11/19	$1,607,646	$1,655,680	$1,443,288
12/19	$1,621,071	$1,703,486	$1,484,905
1/20	$1,597,026	$1,701,625	$1,437,282
2/20	$1,470,220	$1,562,308	$1,316,288
3/20	$1,223,172	$1,347,463	$1,030,305
4/20	$1,346,699	$1,525,921	$1,171,822
5/20	$1,423,219	$1,607,525	$1,248,078
6/20	$1,431,965	$1,644,276	$1,292,194
7/20	$1,496,461	$1,737,643	$1,327,960
8/20	$1,550,834	$1,863,526	$1,402,782
9/20	$1,474,731	$1,795,673	$1,355,924
10/20	$1,514,433	$1,756,917	$1,384,323
11/20	$1,695,322	$1,970,651	$1,639,488
12/20	$1,832,520	$2,059,307	$1,781,304
1/21	$1,835,837	$2,050,147	$1,870,943
2/21	$1,950,855	$2,114,229	$1,987,550
3/21	$2,011,668	$2,190,009	$2,007,513
4/21	$2,081,331	$2,302,902	$2,049,668
5/21	$2,090,180	$2,313,415	$2,053,894
6/21	$2,085,754	$2,370,461	$2,093,687
7/21	$2,084,638	$2,410,547	$2,018,087
8/21	$2,116,709	$2,479,291	$2,063,228
9/21	$2,061,414	$2,368,050	$2,002,394
10/21	$2,166,475	$2,528,189	$2,087,575
11/21	$2,086,850	$2,489,706	$2,000,586
12/21	$2,225,740	$2,587,747	$2,045,276
1/22	$2,057,595	$2,435,494	$1,848,369
2/22	$2,127,344	$2,374,146	$1,868,101
3/22	$2,109,907	$2,451,154	$1,891,351
4/22	$1,969,164	$2,231,182	$1,703,901
5/22	$1,921,834	$2,228,191	$1,706,476
6/22	$1,814,719	$2,041,783	$1,566,130
7/22	$1,977,882	$2,233,339	$1,729,638
8/22	$1,864,540	$2,149,993	$1,694,245
9/22	$1,716,324	$1,950,626	$1,531,876
10/22	$1,908,133	$2,110,589	$1,700,519
11/22	$1,980,373	$2,220,753	$1,740,239
12/22	$1,885,041	$2,090,721	$1,627,294
1/23	$2,060,722	$2,234,714	$1,785,900
2/23	$2,064,569	$2,182,483	$1,755,734
3/23	$2,008,146	$2,240,841	$1,671,846
4/23	$1,997,887	$2,264,715	$1,641,789
5/23	$1,926,076	$2,273,527	$1,626,623
6/23	$2,053,028	$2,428,776	$1,758,870
7/23	$2,106,886	$2,515,839	$1,866,431
8/23	$2,028,664	$2,467,274	$1,773,057
9/23	$1,886,324	$2,349,748	$1,668,673
10/23	$1,773,478	$2,287,459	$1,554,871
11/23	$1,926,076	$2,500,760	$1,695,602
12/23	$2,102,483	$2,633,405	$1,902,777
1/24	$2,054,640	$2,662,591	$1,828,771
2/24	$2,168,428	$2,806,718	$1,932,173
3/24	$2,257,647	$2,897,256	$2,001,343
4/24	$2,115,413	$2,769,771	$1,860,483
5/24	$2,176,186	$2,900,635	$1,953,818
6/24	$2,151,618	$2,990,431	$1,935,745
7/24	$2,297,732	$3,046,020	$2,132,415
8/24	$2,330,058	$3,112,328	$2,100,561
9/24	$2,353,332	$3,176,709	$2,115,242
10/24	$2,296,439	$3,153,381	$2,084,690
11/24	$2,539,530	$3,363,157	$2,313,368
12/24	$2,359,796	$3,260,361	$2,122,317

Average Annual Total Returns (%)Footnote Reference1

Fund	1 Year	5 Years	10 Years
Class I	12.23%	7.79%	8.96%
Russell 3000® Index	23.81%	13.85%	12.53%
Russell 2000® Index	11.54%	7.40%	7.81%
Footnote	Description
Footnote[1]	In accordance with regulatory changes requiring the Fund's primary benchmark to represent the overall applicable market, the Fund's primary prospectus benchmark changed to the Russell 3000® Index effective May 1, 2024.

Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance assumes that all dividends and distributions, if any, were reinvested. For more recent performance information, visit www.eatonvance.com/performance.php.

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Key Fund Statistics

Total Net Assets	$170,636,608
# of Portfolio Holdings	71
Portfolio Turnover Rate	38%
Total Advisory Fees Paid	$980,604

What did the Fund invest in?

The following tables reflect what the Fund invested in as of the report date.

Sector Allocation (% of total investments)

Value	Value
Communication Services	0.5%
Short-Term Investments	2.1%
Utilities	2.2%
Consumer Staples	3.7%
Materials	5.1%
Real Estate	6.6%
Health Care	8.7%
Information Technology	9.1%
Consumer Discretionary	14.1%
Financials	23.9%
Industrials	24.0%

Top Ten Holdings (% of total investments)Footnote Referencea

Commerce Bancshares, Inc.	2.9%
Wyndham Hotels & Resorts, Inc.	2.8%
CBIZ, Inc.	2.8%
AptarGroup, Inc.	2.7%
Essential Properties Realty Trust, Inc.	2.7%
Dorman Products, Inc.	2.5%
Community Financial System, Inc.	2.5%
Core & Main, Inc., Class A	2.4%
Stifel Financial Corp.	2.3%
White Mountains Insurance Group Ltd.	2.3%
Total	25.9%
Footnote	Description
Footnote[a]	Excluding cash equivalents

Additional Information

If you wish to view additional information about the Fund, including the prospectus, statement of additional information, financial statements and holdings, please scan the QR code or visit www.eatonvance.com/open-end-mutual-fund-documents.php. For proxy information, please visit www.eatonvance.com/proxyvoting.

Householding

The Funds may deliver a single copy of certain required shareholder documents (including prospectuses, shareholder reports, and proxy materials) to investors with the same last name and the same address. Your participation will continue indefinitely unless you instruct otherwise by calling 1-800-262-1122 or by contacting your financial intermediary. Your instruction will typically be effective within 30 days of receipt.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Annual Shareholder Report December 31, 2024

EISGX-TSR-AR

Eaton Vance Small-Cap Fund

Class R ERSGX

Annual Shareholder Report December 31, 2024

This annual shareholder report contains important information about the Eaton Vance Small-Cap Fund for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at www.eatonvance.com/open-end-mutual-fund-documents.php. You can also request this information by contacting us at 1-800-262-1122.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class R	$154	1.46%

How did the Fund perform last year and what affected its performance?

Key contributors to (↑) and detractors from (↓) performance, relative to the Russell 2000® Index (the Index): ↑ Sector allocations ― especially an underweight exposure to the health care sector and a lack of exposure to energy ― contributed to Index-relative performance ↑ Security selections ― particularly in the consumer discretionary and financials sectors ― contributed to returns relative to the Index during the period ↑ The Fund’s allocation to Dorman Products, Inc., a maker of aftermarket auto parts, helped returns as the company posted strong revenue and earnings growth ↑ An overweight exposure to industrial products maker CSW Industries, Inc. aided returns amid strategic business acquisitions, sales growth, and price increases ↓ The Fund’s security selections in the information technology and health care sectors detracted from performance relative to the Index during the period ↓ The Fund’s underweight exposure to the information technology sector detracted from performance relative to the Index during the period ↓ An overweight exposure to Quaker Chemical Corp., a developer of industrial chemical products, hurt returns as soft demand led to declines in sales and prices ↓ Not owning Super Micro Computer Inc., a maker of computer servers and data storage, hurt returns as the company benefited from the artificial intelligence boom

Fund Performance

Comparison of the change in value of a $10,000 investment for the period indicated.

	Class R	Russell 3000® Index	Russell 2000® Index
12/14	$10,000	$10,000	$10,000
1/15	$9,748	$9,722	$9,678
2/15	$10,419	$10,285	$10,253
3/15	$10,711	$10,180	$10,432
4/15	$10,312	$10,226	$10,165
5/15	$10,719	$10,368	$10,398
6/15	$10,770	$10,194	$10,475
7/15	$10,683	$10,365	$10,354
8/15	$10,248	$9,739	$9,703
9/15	$9,777	$9,455	$9,227
10/15	$10,081	$10,202	$9,747
11/15	$10,226	$10,258	$10,064
12/15	$9,695	$10,048	$9,559
1/16	$9,092	$9,481	$8,718
2/16	$9,133	$9,478	$8,718
3/16	$9,825	$10,145	$9,413
4/16	$9,809	$10,208	$9,561
5/16	$10,176	$10,391	$9,777
6/16	$10,038	$10,412	$9,770
7/16	$10,384	$10,825	$10,354
8/16	$10,519	$10,853	$10,537
9/16	$10,485	$10,870	$10,654
10/16	$10,342	$10,635	$10,148
11/16	$11,235	$11,111	$11,279
12/16	$11,541	$11,327	$11,595
1/17	$11,560	$11,541	$11,641
2/17	$11,859	$11,970	$11,866
3/17	$11,933	$11,978	$11,881
4/17	$11,952	$12,105	$12,012
5/17	$11,868	$12,229	$11,767
6/17	$12,158	$12,339	$12,174
7/17	$12,237	$12,572	$12,264
8/17	$12,093	$12,596	$12,108
9/17	$12,650	$12,903	$12,864
10/17	$12,785	$13,185	$12,974
11/17	$13,207	$13,585	$13,348
12/17	$13,231	$13,721	$13,294
1/18	$13,649	$14,444	$13,641
2/18	$13,189	$13,912	$13,113
3/18	$13,314	$13,633	$13,283
4/18	$13,367	$13,684	$13,397
5/18	$14,139	$14,071	$14,211
6/18	$14,244	$14,163	$14,312
7/18	$14,474	$14,633	$14,562
8/18	$15,027	$15,147	$15,190
9/18	$14,964	$15,172	$14,824
10/18	$13,544	$14,055	$13,214
11/18	$13,878	$14,336	$13,424
12/18	$12,432	$13,002	$11,830
1/19	$13,661	$14,118	$13,160
2/19	$14,422	$14,614	$13,845
3/19	$14,258	$14,828	$13,555
4/19	$14,902	$15,420	$14,015
5/19	$14,270	$14,422	$12,925
6/19	$15,265	$15,435	$13,839
7/19	$15,545	$15,664	$13,918
8/19	$15,106	$15,345	$13,231
9/19	$15,154	$15,614	$13,507
10/19	$15,166	$15,951	$13,862
11/19	$15,693	$16,557	$14,433
12/19	$15,810	$17,035	$14,849
1/20	$15,571	$17,016	$14,373
2/20	$14,335	$15,623	$13,163
3/20	$11,927	$13,475	$10,303
4/20	$13,112	$15,259	$11,718
5/20	$13,856	$16,075	$12,481
6/20	$13,932	$16,443	$12,922
7/20	$14,550	$17,376	$13,280
8/20	$15,076	$18,635	$14,028
9/20	$14,337	$17,957	$13,559
10/20	$14,706	$17,569	$13,843
11/20	$16,452	$19,707	$16,395
12/20	$17,788	$20,593	$17,813
1/21	$17,814	$20,501	$18,709
2/21	$18,912	$21,142	$19,876
3/21	$19,500	$21,900	$20,075
4/21	$20,164	$23,029	$20,497
5/21	$20,240	$23,134	$20,539
6/21	$20,202	$23,705	$20,937
7/21	$20,176	$24,105	$20,181
8/21	$20,483	$24,793	$20,632
9/21	$19,934	$23,681	$20,024
10/21	$20,942	$25,282	$20,876
11/21	$20,163	$24,897	$20,006
12/21	$21,492	$25,877	$20,453
1/22	$19,868	$24,355	$18,484
2/22	$20,527	$23,741	$18,681
3/22	$20,351	$24,512	$18,914
4/22	$18,991	$22,312	$17,039
5/22	$18,522	$22,282	$17,065
6/22	$17,484	$20,418	$15,661
7/22	$19,049	$22,333	$17,296
8/22	$17,952	$21,500	$16,942
9/22	$16,518	$19,506	$15,319
10/22	$18,362	$21,106	$17,005
11/22	$19,049	$22,208	$17,402
12/22	$18,112	$20,907	$16,273
1/23	$19,801	$22,347	$17,859
2/23	$19,832	$21,825	$17,557
3/23	$19,274	$22,408	$16,718
4/23	$19,168	$22,647	$16,418
5/23	$18,474	$22,735	$16,266
6/23	$19,681	$24,288	$17,589
7/23	$20,194	$25,158	$18,664
8/23	$19,424	$24,673	$17,731
9/23	$18,052	$23,497	$16,687
10/23	$16,981	$22,875	$15,549
11/23	$18,429	$25,008	$16,956
12/23	$20,111	$26,334	$19,028
1/24	$19,640	$26,626	$18,288
2/24	$20,718	$28,067	$19,322
3/24	$21,568	$28,973	$20,013
4/24	$20,202	$27,698	$18,605
5/24	$20,779	$29,006	$19,538
6/24	$20,536	$29,904	$19,357
7/24	$21,902	$30,460	$21,324
8/24	$22,205	$31,123	$21,006
9/24	$22,418	$31,767	$21,152
10/24	$21,856	$31,534	$20,847
11/24	$24,179	$33,632	$23,134
12/24	$22,444	$32,604	$21,223

Average Annual Total Returns (%)Footnote Reference1

Fund	1 Year	5 Years	10 Years
Class R	11.61%	7.25%	8.41%
Russell 3000® Index	23.81%	13.85%	12.53%
Russell 2000® Index	11.54%	7.40%	7.81%
Footnote	Description
Footnote[1]	In accordance with regulatory changes requiring the Fund's primary benchmark to represent the overall applicable market, the Fund's primary prospectus benchmark changed to the Russell 3000® Index effective May 1, 2024.

Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance assumes that all dividends and distributions, if any, were reinvested. For more recent performance information, visit www.eatonvance.com/performance.php.

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Key Fund Statistics

Total Net Assets	$170,636,608
# of Portfolio Holdings	71
Portfolio Turnover Rate	38%
Total Advisory Fees Paid	$980,604

What did the Fund invest in?

The following tables reflect what the Fund invested in as of the report date.

Sector Allocation (% of total investments)

Value	Value
Communication Services	0.5%
Short-Term Investments	2.1%
Utilities	2.2%
Consumer Staples	3.7%
Materials	5.1%
Real Estate	6.6%
Health Care	8.7%
Information Technology	9.1%
Consumer Discretionary	14.1%
Financials	23.9%
Industrials	24.0%

Top Ten Holdings (% of total investments)Footnote Referencea

Commerce Bancshares, Inc.	2.9%
Wyndham Hotels & Resorts, Inc.	2.8%
CBIZ, Inc.	2.8%
AptarGroup, Inc.	2.7%
Essential Properties Realty Trust, Inc.	2.7%
Dorman Products, Inc.	2.5%
Community Financial System, Inc.	2.5%
Core & Main, Inc., Class A	2.4%
Stifel Financial Corp.	2.3%
White Mountains Insurance Group Ltd.	2.3%
Total	25.9%
Footnote	Description
Footnote[a]	Excluding cash equivalents

Additional Information

If you wish to view additional information about the Fund, including the prospectus, statement of additional information, financial statements and holdings, please scan the QR code or visit www.eatonvance.com/open-end-mutual-fund-documents.php. For proxy information, please visit www.eatonvance.com/proxyvoting.

Householding

The Funds may deliver a single copy of certain required shareholder documents (including prospectuses, shareholder reports, and proxy materials) to investors with the same last name and the same address. Your participation will continue indefinitely unless you instruct otherwise by calling 1-800-262-1122 or by contacting your financial intermediary. Your instruction will typically be effective within 30 days of receipt.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Annual Shareholder Report December 31, 2024

ERSGX-TSR-AR

Item 2.	Code of Ethics

The registrant (sometimes referred to as the “Fund”) has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122. The registrant has not amended the code of ethics as described in Form N-CSR during the period covered by this report. The registrant has not granted any waiver, including an implicit waiver, from a provision of the code of ethics as described in Form N-CSR during the period covered by this report.

Item 3.	Audit Committee Financial Expert

The registrant’s Board of Trustees (the “Board”) has designated George J. Gorman and Scott E. Wennerholm, each an independent trustee, as audit committee financial experts. Mr. Gorman is a certified public accountant who is the Principal at George J. Gorman LLC (a consulting firm). Previously, Mr. Gorman served in various capacities at Ernst & Young LLP (a registered public accounting firm), including as Senior Partner. Mr. Gorman also has experience serving as an independent trustee and audit committee financial expert of other mutual fund complexes. Mr. Wennerholm is a private investor. Previously, Mr. Wennerholm served as a Trustee at Wheelock College (postsecondary institution), as a Consultant at GF Parish Group (executive recruiting firm), Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm), Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm), and Vice President at Fidelity Investments Institutional Services (investment management firm).

Item 4.	Principal Accountant Fees and Services

Eaton Vance Balanced Fund, Eaton Vance Core Bond Fund, Eaton Vance Dividend Builder Fund, Eaton Vance Greater India Fund, Eaton Vance Growth Fund, Eaton Vance Large-Cap Value Fund and Eaton Vance Small-Cap Fund (the “Fund(s)”) are series of Eaton Vance Special Investment Trust (the “Trust”), a Massachusetts business trust, which, including the Funds, contains a total of 8 series (the “Series”). The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company. This Form N-CSR relates to the Funds’ annual reports.

(a)-(d)

The following tables present the aggregate fees billed to each Fund for each Fund’s fiscal years ended December 31, 2023 and December 31, 2024 by the registrant’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the Funds’ annual financial statements and fees billed for other services rendered by D&T during those periods.

Eaton Vance Balanced Fund

Fiscal Years Ended	12/31/23	12/31/24
Audit Fees	$28,100	$38,200
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$0	$0
All Other Fees(3)	$0	$0

Total	$28,100	$38,200

Eaton Vance Core Bond Fund

Fiscal Years Ended	12/31/23	12/31/24
Audit Fees	$18,200	$23,700
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$0	$0
All Other Fees(3)	$0	$0

Total	$18,200	$23,700

Eaton Vance Dividend Builder Fund

Fiscal Years Ended	12/31/23	12/31/24
Audit Fees	$44,200	$49,600
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$0	$0
All Other Fees(3)	$0	$0

Total	$44,200	$49,600

Eaton Vance Greater India Fund

Fiscal Years Ended	12/31/23	12/31/24
Audit Fees	$19,400	$23,700
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$0	$0
All Other Fees(3)	$0	$0

Total	$19,400	$23,700

Eaton Vance Growth Fund

Fiscal Years Ended	12/31/23	12/31/24
Audit Fees	$30,900	$35,100
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$0	$0
All Other Fees(3)	$0	$0

Total	$30,900	$35,100

Eaton Vance Large-Cap Value Fund

Fiscal Years Ended	12/31/23	12/31/24
Audit Fees	$43,600	$49,600
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$0	$0
All Other Fees(3)	$0	$0

Total	$43,600	$49,600

Eaton Vance Small-Cap Fund

Fiscal Years Ended	12/31/23	12/31/24
Audit Fees	$31,900	$35,100
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$0	$0
All Other Fees(3)	$0	$0

Total	$31,900	$35,100

(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

The various Series comprising the Trust have varying fiscal year ends (October 31 and December 31). The following table presents the aggregate audit, audit-related, tax, and other fees billed to all of the Series in the Trust by D&T for the last two fiscal years of each Series.

Fiscal Years Ended	10/31/23	12/31/23	10/31/24	12/31/24
Audit Fees	$26,900	$216,300	$23,700	$255,000
Audit-Related Fees(1)	$0	$0	$0	$0
Tax Fees(2)	$0	$0	$0	$0
All Other Fees(3)	$0	$0	$0	$0

Total	$26,900	$216,300	$23,700	$255,000

(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to all of the Series in the Trust by D&T for the last two fiscal years of each Series; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to the Eaton Vance organization by D&T for the last 2 fiscal years of each Series.

Fiscal Years Ended	10/31/23	12/31/23	10/31/24	12/31/24
Registrant(1)	$0	$0	$0	$0
Eaton Vance(2)	$0	$0	$18,490	$18,490

(1)	Includes all of the Series of the Trust. During the fiscal years reported above, certain of the Funds were “feeder” funds in a “master-feeder” fund structure or funds of funds.
(2)	Various subsidiaries of Morgan Stanley act in either an investment advisory and/or service provider capacity with respect to the Series and/or their respective “master” funds (if applicable).

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) Not applicable.

(j) Not applicable.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments

(a)	Please see schedule of investments contained in the Financial Statements and Financial Highlights included under Item 7 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Financial Statements and Financial Highlights for Open-End Management Investment Companies

Eaton Vance
Balanced Fund
Annual Financial Statements and
Additional Information
December 31, 2024

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the prospectus and/or statement of additional information, which can be obtained by calling 1-800-262-1122 or from a financial intermediary. Prospective investors should read the prospectus carefully before investing.

Annual Financial Statements and Additional Information December 31, 2024
Eaton Vance
Balanced Fund
Items 8, 9 and 11 of Form N-CSR are Not Applicable. For Item 10 of Form N-CSR, see Item 7.

Eaton Vance
Balanced Fund
December 31, 2024
Statement of Assets and Liabilities

December 31, 2024
Assets
Investment in Core Bond Portfolio, at value (identified cost, $390,895,207)	$364,555,004
Investment in Stock Portfolio, at value (identified cost, $371,318,764)	648,383,227
Receivable for Fund shares sold	1,511,305
Total assets	$1,014,449,536
Liabilities
Payable for Fund shares redeemed	$753,207
Payable to affiliates:
Administration fee	34,795
Distribution and service fees	221,665
Trustees' fees	125
Payable for transfer and dividend disbursing agent fees	119,240
Accrued expenses	130,074
Total liabilities	$1,259,106
Net Assets	$1,013,190,430
Sources of Net Assets
Paid-in capital	$715,302,937
Distributable earnings	297,887,493
Net Assets	$1,013,190,430
Class A Shares
Net Assets	$481,330,062
Shares Outstanding	40,810,401
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$11.79
Maximum Offering Price Per Share (100 ÷ 94.75 of net asset value per share)	$12.44
Class C Shares
Net Assets	$127,559,669
Shares Outstanding	10,748,185
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$11.87
Class I Shares
Net Assets	$379,081,934
Shares Outstanding	32,118,924
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$11.80
Class R Shares
Net Assets	$16,662,246
Shares Outstanding	1,419,603
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$11.74
1
See Notes to Financial Statements.

Eaton Vance
Balanced Fund
December 31, 2024
Statement of Assets and Liabilities — continued

December 31, 2024
Class R6 Shares
Net Assets	$8,556,519
Shares Outstanding	724,843
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$11.80
On sales of $50,000 or more, the offering price of Class A shares is reduced.
*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.
2
See Notes to Financial Statements.

Eaton Vance
Balanced Fund
December 31, 2024
Statement of Operations

Year Ended
December 31, 2024
Investment Income
Dividend income allocated from Portfolios (net of foreign taxes withheld of $36,762)	$6,175,427
Interest income allocated from Portfolios	15,022,872
Expenses allocated from Portfolios	(5,463,618)
Total investment income from Portfolios	$15,734,681
Expenses
Administration fee	$375,826
Distribution and service fees:
Class A	1,116,866
Class C	1,378,155
Class R	77,888
Trustees’ fees and expenses	500
Custodian fee	58,817
Transfer and dividend disbursing agent fees	560,072
Legal and accounting services	82,841
Printing and postage	62,384
Registration fees	101,830
Miscellaneous	21,756
Total expenses	$3,836,935
Net investment income	$11,897,746
Realized and Unrealized Gain (Loss) from Portfolios
Net realized gain (loss):
Investment transactions	$55,631,683
Futures contracts	(2,419,513)
Foreign currency transactions	(40)
Net realized gain	$53,212,130
Change in unrealized appreciation (depreciation):
Investments	$98,728,627
Futures contracts	(684,139)
Foreign currency	(119)
Net change in unrealized appreciation (depreciation)	$98,044,369
Net realized and unrealized gain	$151,256,499
Net increase in net assets from operations	$163,154,245
3
See Notes to Financial Statements.

Eaton Vance
Balanced Fund
December 31, 2024
Statements of Changes in Net Assets

	Year Ended December 31,
	2024	2023
Increase (Decrease) in Net Assets
From operations:
Net investment income	$11,897,746	$11,974,431
Net realized gain	53,212,130	25,992,720
Net change in unrealized appreciation (depreciation)	98,044,369	84,880,364
Net increase in net assets from operations	$163,154,245	$122,847,515
Distributions to shareholders:
Class A	$(26,591,914)	$(7,921,538)
Class C	(6,288,759)	(2,086,519)
Class I	(21,418,638)	(6,656,672)
Class R	(889,053)	(259,027)
Class R6	(496,014)	(150,942)
Total distributions to shareholders	$(55,684,378)	$(17,074,698)
Transactions in shares of beneficial interest:
Class A	$34,400,766	$(2,382,199)
Class C	(36,974,183)	(56,876,573)
Class I	58,641,560	(34,519,562)
Class R	719,094	(488,453)
Class R6	564,678	1,765,045
Net increase (decrease) in net assets from Fund share transactions	$57,351,915	$(92,501,742)
Net increase in net assets	$164,821,782	$13,271,075
Net Assets
At beginning of year	$848,368,648	$835,097,573
At end of year	$1,013,190,430	$848,368,648
4
See Notes to Financial Statements.

Eaton Vance
Balanced Fund
December 31, 2024
Financial Highlights

	Class A
	Year Ended December 31,
	2024	2023	2022	2021	2020
Net asset value — Beginning of year	$10.44	$9.19	$11.50	$10.93	$9.85
Income (Loss) From Operations
Net investment income(1)	$0.15	$0.15	$0.12	$0.09	$0.11
Net realized and unrealized gain (loss)	1.88	1.31	(1.90)	1.43	1.27
Total income (loss) from operations	$2.03	$1.46	$(1.78)	$1.52	$1.38
Less Distributions
From net investment income	$(0.15)	$(0.16)	$(0.13)	$(0.13)	$(0.12)
From net realized gain	(0.53)	(0.05)	(0.40)	(0.82)	(0.18)
Total distributions	$(0.68)	$(0.21)	$(0.53)	$(0.95)	$(0.30)
Portfolio transaction fee, net(1)	$—	$—	$(0.00)(2)	$(0.00)(2)	$0.00(2)
Net asset value — End of year	$11.79	$10.44	$9.19	$11.50	$10.93
Total Return(3)	19.46%	16.05%	(15.58)%	14.01%	14.20%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$481,330	$395,907	$350,731	$448,684	$391,745
Ratios (as a percentage of average daily net assets):(4)(5)
Total expenses	0.98%	0.98%	0.97%	0.95%	0.96%
Net expenses	0.97%(6)	0.98%(6)	0.97%(6)	0.95%	0.96%
Net investment income	1.29%	1.50%	1.15%	0.73%	1.10%
Portfolio Turnover of the Fund(7)	5%	2%	7%	7%	11%
(1)	Computed using average shares outstanding.
(2)	Amount is less than $0.005 or $(0.005), as applicable.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(4)	Includes the Fund’s share of the Portfolios’ allocated expenses.
(5)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser of the Portfolios. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(6)	Includes a reduction by the investment adviser of a portion of the Portfolios’ adviser fee due to the Portfolios’ investment in the Liquidity Fund and in other affiliated funds, if applicable (equal to less than 0.005% of average daily net assets for the years ended December 31, 2024, 2023 and 2022).
(7)	Percentage is based on the Fund’s contributions to and withdrawals from the Portfolios and excludes the investment activity of the Portfolios.
5
See Notes to Financial Statements.

Eaton Vance
Balanced Fund
December 31, 2024
Financial Highlights — continued

	Class C
	Year Ended December 31,
	2024	2023	2022	2021	2020
Net asset value — Beginning of year	$10.50	$9.24	$11.55	$10.97	$9.90
Income (Loss) From Operations
Net investment income (loss)(1)	$0.06	$0.07	$0.04	$(0.00)(2)	$0.04
Net realized and unrealized gain (loss)	1.90	1.32	(1.90)	1.44	1.25
Total income (loss) from operations	$1.96	$1.39	$(1.86)	$1.44	$1.29
Less Distributions
From net investment income	$(0.06)	$(0.08)	$(0.05)	$(0.04)	$(0.04)
From net realized gain	(0.53)	(0.05)	(0.40)	(0.82)	(0.18)
Total distributions	$(0.59)	$(0.13)	$(0.45)	$(0.86)	$(0.22)
Portfolio transaction fee, net(1)	$—	$—	$(0.00)(2)	$(0.00)(2)	$0.00(2)
Net asset value — End of year	$11.87	$10.50	$9.24	$11.55	$10.97
Total Return(3)	18.63%	15.15%	(16.16)%	13.21%	13.21%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$127,560	$146,923	$182,999	$258,309	$248,249
Ratios (as a percentage of average daily net assets):(4)(5)
Total expenses	1.73%	1.73%	1.72%	1.70%	1.71%
Net expenses	1.72%(6)	1.73%(6)	1.72%(6)	1.70%	1.71%
Net investment income (loss)	0.54%	0.74%	0.39%	(0.02)%	0.36%
Portfolio Turnover of the Fund(7)	5%	2%	7%	7%	11%
(1)	Computed using average shares outstanding.
(2)	Amount is less than $0.005 or $(0.005), as applicable.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(4)	Includes the Fund’s share of the Portfolios’ allocated expenses.
(5)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser of the Portfolios. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(6)	Includes a reduction by the investment adviser of a portion of the Portfolios’ adviser fee due to the Portfolios’ investment in the Liquidity Fund and in other affiliated funds, if applicable (equal to less than 0.005% of average daily net assets for the years ended December 31, 2024, 2023 and 2022).
(7)	Percentage is based on the Fund’s contributions to and withdrawals from the Portfolios and excludes the investment activity of the Portfolios.
6
See Notes to Financial Statements.

Eaton Vance
Balanced Fund
December 31, 2024
Financial Highlights — continued

	Class I
	Year Ended December 31,
	2024	2023	2022	2021	2020
Net asset value — Beginning of year	$10.45	$9.20	$11.50	$10.93	$9.86
Income (Loss) From Operations
Net investment income(1)	$0.18	$0.17	$0.14	$0.11	$0.13
Net realized and unrealized gain (loss)	1.88	1.31	(1.88)	1.43	1.26
Total income (loss) from operations	$2.06	$1.48	$(1.74)	$1.54	$1.39
Less Distributions
From net investment income	$(0.18)	$(0.18)	$(0.16)	$(0.15)	$(0.14)
From net realized gain	(0.53)	(0.05)	(0.40)	(0.82)	(0.18)
Total distributions	$(0.71)	$(0.23)	$(0.56)	$(0.97)	$(0.32)
Portfolio transaction fee, net(1)	$—	$—	$(0.00)(2)	$(0.00)(2)	$0.00(2)
Net asset value — End of year	$11.80	$10.45	$9.20	$11.50	$10.93
Total Return(3)	19.74%	16.32%	(15.27)%	14.28%	14.36%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$379,082	$284,307	$283,882	$409,900	$399,991
Ratios (as a percentage of average daily net assets):(4)(5)
Total expenses	0.73%	0.73%	0.72%	0.70%	0.71%
Net expenses	0.72%(6)	0.73%(6)	0.72%(6)	0.70%	0.71%
Net investment income	1.54%	1.75%	1.39%	0.98%	1.34%
Portfolio Turnover of the Fund(7)	5%	2%	7%	7%	11%
(1)	Computed using average shares outstanding.
(2)	Amount is less than $0.005 or $(0.005), as applicable.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(4)	Includes the Fund’s share of the Portfolios’ allocated expenses.
(5)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser of the Portfolios. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(6)	Includes a reduction by the investment adviser of a portion of the Portfolios’ adviser fee due to the Portfolios’ investment in the Liquidity Fund and in other affiliated funds, if applicable (equal to less than 0.005% of average daily net assets for the years ended December 31, 2024, 2023 and 2022).
(7)	Percentage is based on the Fund’s contributions to and withdrawals from the Portfolios and excludes the investment activity of the Portfolios.
7
See Notes to Financial Statements.

Eaton Vance
Balanced Fund
December 31, 2024
Financial Highlights — continued

	Class R
	Year Ended December 31,
	2024	2023	2022	2021	2020
Net asset value — Beginning of year	$10.40	$9.15	$11.45	$10.89	$9.82
Income (Loss) From Operations
Net investment income(1)	$0.12	$0.12	$0.09	$0.06	$0.08
Net realized and unrealized gain (loss)	1.88	1.31	(1.88)	1.42	1.26
Total income (loss) from operations	$2.00	$1.43	$(1.79)	$1.48	$1.34
Less Distributions
From net investment income	$(0.13)	$(0.13)	$(0.11)	$(0.10)	$(0.09)
From net realized gain	(0.53)	(0.05)	(0.40)	(0.82)	(0.18)
Total distributions	$(0.66)	$(0.18)	$(0.51)	$(0.92)	$(0.27)
Portfolio transaction fee, net(1)	$—	$—	$(0.00)(2)	$(0.00)(2)	$0.00(2)
Net asset value — End of year	$11.74	$10.40	$9.15	$11.45	$10.89
Total Return(3)	19.16%	15.83%	(15.77)%	13.71%	13.89%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$16,662	$14,158	$12,922	$15,587	$8,958
Ratios (as a percentage of average daily net assets):(4)(5)
Total expenses	1.23%	1.23%	1.22%	1.20%	1.21%
Net expenses	1.22%(6)	1.23%(6)	1.22%(6)	1.20%	1.21%
Net investment income	1.04%	1.25%	0.90%	0.47%	0.84%
Portfolio Turnover of the Fund(7)	5%	2%	7%	7%	11%
(1)	Computed using average shares outstanding.
(2)	Amount is less than $0.005 or $(0.005), as applicable.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(4)	Includes the Fund’s share of the Portfolios’ allocated expenses.
(5)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser of the Portfolios. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(6)	Includes a reduction by the investment adviser of a portion of the Portfolios’ adviser fee due to the Portfolios’ investment in the Liquidity Fund and in other affiliated funds, if applicable (equal to less than 0.005% of average daily net assets for the years ended December 31, 2024, 2023 and 2022).
(7)	Percentage is based on the Fund’s contributions to and withdrawals from the Portfolios and excludes the investment activity of the Portfolios.
8
See Notes to Financial Statements.

Eaton Vance
Balanced Fund
December 31, 2024
Financial Highlights — continued

	Class R6
	Year Ended December 31,
	2024	2023	2022	2021	2020
Net asset value — Beginning of year	$10.45	$9.20	$11.51	$10.93	$9.86
Income (Loss) From Operations
Net investment income(1)	$0.18	$0.18	$0.15	$0.12	$0.14
Net realized and unrealized gain (loss)	1.89	1.31	(1.90)	1.44	1.26
Total income (loss) from operations	$2.07	$1.49	$(1.75)	$1.56	$1.40
Less Distributions
From net investment income	$(0.19)	$(0.19)	$(0.16)	$(0.16)	$(0.15)
From net realized gain	(0.53)	(0.05)	(0.40)	(0.82)	(0.18)
Total distributions	$(0.72)	$(0.24)	$(0.56)	$(0.98)	$(0.33)
Portfolio transaction fee, net(1)	$—	$—	$(0.00)(2)	$(0.00)(2)	$0.00(2)
Net asset value — End of year	$11.80	$10.45	$9.20	$11.51	$10.93
Total Return(3)	19.79%	16.37%	(15.30)%	14.42%	14.41%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$8,557	$7,074	$4,564	$5,131	$54,388
Ratios (as a percentage of average daily net assets):(4)(5)
Total expenses	0.69%	0.68%	0.67%	0.66%	0.67%
Net expenses	0.68%(6)	0.68%(6)	0.67%(6)	0.66%	0.67%
Net investment income	1.58%	1.80%	1.45%	1.02%	1.39%
Portfolio Turnover of the Fund(7)	5%	2%	7%	7%	11%
(1)	Computed using average shares outstanding.
(2)	Amount is less than $0.005 or $(0.005), as applicable.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(4)	Includes the Fund’s share of the Portfolios’ allocated expenses.
(5)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser of the Portfolios. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(6)	Includes a reduction by the investment adviser of a portion of the Portfolios’ adviser fee due to the Portfolios’ investment in the Liquidity Fund and in other affiliated funds, if applicable (equal to less than 0.005% of average daily net assets for the years ended December 31, 2024, 2023 and 2022).
(7)	Percentage is based on the Fund’s contributions to and withdrawals from the Portfolios and excludes the investment activity of the Portfolios.
9
See Notes to Financial Statements.

Eaton Vance
Balanced Fund
December 31, 2024
Notes to Financial Statements

1  Significant Accounting Policies
Eaton Vance Balanced Fund (the Fund) is a diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers five classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Effective November 5, 2020, Class C shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Class I, Class R and Class R6 shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Sub-accounting, recordkeeping and similar administrative fees payable to financial intermediaries, which are a component of transfer and dividend disbursing agent fees on the Statement of Operations, are not allocated to Class R6 shares. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund's investment objective is to provide current income and long-term growth of capital. The Fund currently pursues its objective by investing substantially all of its assets in interests in two portfolios managed by Eaton Vance Management (EVM) or its affiliates (the Portfolios), which are Massachusetts business trusts. The value of the Fund’s investments in the Portfolios reflects the Fund’s proportionate interest in their net assets. The Fund's proportionate interest in each of the Portfolio's net assets at December 31, 2024 were as follows: Core Bond Portfolio (62.7%) and Stock Portfolio (86.8%). The performance of the Fund is directly affected by the performance of the Portfolios. The financial statements of Stock Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements. A copy of Core Bond Portfolio’s financial statements is available by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the Securities and Exchange Commission’s website at www.sec.gov.
The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.
A  Investment Valuation—Valuation of securities by Stock Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report. Such policies are consistent with those of Core Bond Portfolio.
Additional valuation policies for Core Bond Portfolio (the Portfolio) are as follows:
Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.
Preferred Securities. Preferred securities that are not listed or traded in the over-the-counter market are valued by a third party pricing service that uses various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events.
Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service.
Derivatives. Futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded.
B  Income—The Fund's net investment income or loss consists of the Fund's pro rata share of the net investment income or loss of the Portfolios, less all actual and accrued expenses of the Fund.
C  Federal Taxes—The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.
As of December 31, 2024, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
D  Expenses—The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.
10

Eaton Vance
Balanced Fund
December 31, 2024
Notes to Financial Statements — continued

E  Use of Estimates—The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.
F  Indemnifications—Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
G  Other—Investment transactions are accounted for on a trade date basis.
H  Segment Reporting—During the year ended December 31, 2024, the Fund adopted FASB Accounting Standards Update No. 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures, (ASU 2023-07), which requires incremental disclosures related to a public entity’s reportable segments. The Fund operates as a single reportable segment, an investment company whose investment objective is included in Note 1. In connection with the adoption of ASU 2023-07, the Fund’s President has been designated as the Fund’s Chief Operating Decision Maker (CODM), who is responsible for assessing the performance of the Fund’s single segment and deciding how to allocate the segment’s resources. To perform this function, the CODM reviews the information in the Fund’s Financial Statements.
2  Distributions to Shareholders and Income Tax Information
It is the present policy of the Fund to make quarterly distributions of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.
The tax character of distributions declared for the years ended December 31, 2024 and December 31, 2023 was as follows:
	Year Ended December 31,
	2024	2023
Ordinary income	$14,220,901	$12,494,004
Long-term capital gains	$41,463,477	$4,580,694
During the year ended December 31, 2024, distributable earnings was decreased by $3,319,668 and paid-in capital was increased by $3,319,668 due to the Fund’s use of equalization accounting. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.
As of December 31, 2024, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
Undistributed long-term capital gains	$ 13,758,920
Net unrealized appreciation	284,128,573
Distributable earnings	$297,887,493
11

Eaton Vance
Balanced Fund
December 31, 2024
Notes to Financial Statements — continued

3  Investment Adviser Fee and Other Transactions with Affiliates
The investment adviser fee is earned by Eaton Vance Management (EVM), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory services rendered to the Fund. The fee is computed at an annual rate based on the percentage of the Fund’s average daily net assets that are not invested in other investment companies for which EVM or its affiliates serve as investment adviser and receive an advisory fee as follows and is payable monthly:
For equity securities:
Average Daily Net Assets	Annual Fee Rate
Up to $500 million	0.600%
$500 million but less than $1 billion	0.575%
$1 billion but less than $2.5 billion	0.550%
$2.5 billion but less than $5 billion	0.530%
$5 billion and over	0.515%
For income securities and cash:
Average Daily Net Assets	Annual Fee Rate
Less than $1 billion	0.450%
$1 billion up to $2 billion	0.425%
$2 billion up to $5 billion	0.415%
$5 billion and over	0.405%
For the year ended December 31, 2024, the Fund incurred no investment adviser fee on such assets. To the extent the Fund’s assets are invested in the Portfolios, the Fund is allocated its pro rata share of the Portfolios’ investment adviser fees. The Portfolios have engaged Boston Management and Research (BMR), an affiliate of EVM and an indirect, wholly-owned subsidiary of Morgan Stanley, to render investment advisory services. See Note 2 of the Portfolios’ Notes to Financial Statements. For the year ended December 31, 2024, the Fund’s allocated portion of investment adviser fees paid by the Portfolios amounted to $5,091,437 or 0.54% of the Fund’s average daily net assets. The administration fee is earned by EVM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.04% of the Fund’s average daily net assets. For the year ended December 31, 2024, the administration fee amounted to $375,826.
EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended December 31, 2024, EVM earned $91,980 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM, received $41,481 as its portion of the sales charge on sales of Class A shares for the year ended December 31, 2024. The Fund was informed that Morgan Stanley affiliated broker-dealers, which may be deemed to be affiliates of EVM and EVD, also received a portion of the sales charge on sales of Class A shares for the year ended December 31, 2024 in the amount of $4,813. EVD also received distribution and service fees from Class A, Class C and Class R shares (see Note 4) and contingent deferred sales charges (see Note 5).
Trustees and officers of the Fund and the Portfolios who are members of EVM’s or BMR's organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolios are officers of the above organizations.
4  Distribution Plans
The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended December 31, 2024 amounted to $1,116,866 for Class A shares.
The Fund also has in effect distribution plans for Class C shares (Class C Plan) and Class R shares (Class R Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended December 31, 2024, the Fund paid or accrued to EVD $1,033,616 for Class C shares.
12

Eaton Vance
Balanced Fund
December 31, 2024
Notes to Financial Statements — continued

The Class R Plan requires the Fund to pay EVD an amount up to 0.50% per annum of its average daily net assets attributable to Class R shares for providing ongoing distribution services and facilities to the Fund. The Trustees of the Trust have currently limited Class R distribution payments to 0.25% per annum of the average daily net assets attributable to Class R shares. For the year ended December 31, 2024, the Fund paid or accrued to EVD $38,944 for Class R shares.
Pursuant to the Class C and Class R Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended December 31, 2024 amounted to $344,539 and $38,944 for Class C and Class R shares, respectively.
Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).
5  Contingent Deferred Sales Charges
A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within 12 months of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 12 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended December 31, 2024, the Fund was informed that EVD received $278 and $3,799 of CDSCs paid by Class A and Class C shareholders, respectively.
6  Investment Transactions
For the year ended December 31, 2024, increases and decreases in the Fund's investments in the Portfolios were as follows:
Portfolio	Contributions	Withdrawals
Core Bond Portfolio	$35,329,859	$13,829,905
Stock Portfolio	12,102,465	36,385,523
7  Shares of Beneficial Interest
The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares, including direct exchanges pursuant to share class conversions, were as follows:
	Year Ended December 31, 2024		Year Ended December 31, 2023
	Shares	Amount	Shares	Amount
Class A
Sales	6,276,541	$72,932,529	5,247,777	$51,183,180
Issued to shareholders electing to receive payments of distributions in Fund shares	2,071,795	24,710,524	732,879	7,213,576
Redemptions	(5,449,587)	(63,242,287)	(6,229,639)	(60,778,955)
Net increase (decrease)	2,898,749	$34,400,766	(248,983)	$(2,382,199)
Class C
Sales	1,937,226	$22,748,791	783,217	$ 7,671,569
Issued to shareholders electing to receive payments of distributions in Fund shares	509,870	6,138,300	206,249	2,046,818
Redemptions	(5,687,761)	(65,861,274)	(6,808,578)	(66,594,960)
Net decrease	(3,240,665)	$(36,974,183)	(5,819,112)	$(56,876,573)
13

Eaton Vance
Balanced Fund
December 31, 2024
Notes to Financial Statements — continued

	Year Ended December 31, 2024		Year Ended December 31, 2023
	Shares	Amount	Shares	Amount
Class I
Sales	8,379,943	$98,421,108	4,423,506	$42,912,161
Issued to shareholders electing to receive payments of distributions in Fund shares	1,641,231	19,564,677	616,616	6,052,407
Redemptions	(5,111,086)	(59,344,225)	(8,702,084)	(83,484,130)
Net increase (decrease)	4,910,088	$58,641,560	(3,661,962)	$(34,519,562)
Class R
Sales	166,536	$ 1,917,935	271,074	$ 2,625,867
Issued to shareholders electing to receive payments of distributions in Fund shares	74,849	889,053	26,380	258,639
Redemptions	(183,620)	(2,087,894)	(347,826)	(3,372,959)
Net increase (decrease)	57,765	$ 719,094	(50,372)	$ (488,453)
Class R6
Sales	282,909	$ 3,289,767	314,482	$ 3,065,657
Issued to shareholders electing to receive payments of distributions in Fund shares	41,388	492,935	15,277	150,661
Redemptions	(276,344)	(3,218,024)	(149,094)	(1,451,273)
Net increase	47,953	$ 564,678	180,665	$ 1,765,045
8  Fair Value Measurements
Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.
•	Level 1 – quoted prices in active markets for identical investments
•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including a fund's own assumptions in determining the fair value of investments)
In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
At December 31, 2024 and December 31, 2023, the Fund’s investment in Core Bond Portfolio, whose financial statements are not included but are available elsewhere as discussed in Note 1, and in Stock Portfolio were valued based on Level 1 inputs.
14

Eaton Vance
Balanced Fund
December 31, 2024
Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Special Investment Trust and Shareholders of Eaton Vance Balanced Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Eaton Vance Balanced Fund (the “Fund”) (one of the funds constituting Eaton Vance Special Investment Trust), as of December 31, 2024, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2024, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
February 21, 2025
We have served as the auditor of one or more Eaton Vance investment companies since 1959.
15

Eaton Vance
Balanced Fund
December 31, 2024
Federal Tax Information (Unaudited)

The Form 1099-DIV you received in February 2025 showed the tax status of all distributions paid to your account in calendar year 2024. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations and capital gains dividends.
Qualified Dividend Income. For the fiscal year ended December 31, 2024, the Fund designates approximately $5,072,057, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.
Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2024 ordinary income dividends, 34.55% qualifies for the corporate dividends received deduction.
Capital Gains Dividends. The Fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2024, $47,606,484 or, if subsequently determined to be different, the net capital gain of such year.
16

Stock Portfolio
December 31, 2024
Portfolio of Investments

Common Stocks — 99.8%
Security	Shares	Value
Aerospace & Defense — 1.0%
HEICO Corp.	30,352	$ 7,215,885
		$ 7,215,885
Automobiles — 0.5%
Tesla, Inc.(1)	9,359	$ 3,779,539
		$ 3,779,539
Biotechnology — 1.7%
AbbVie, Inc.	71,817	$ 12,761,881
		$ 12,761,881
Broadline Retail — 5.4%
Amazon.com, Inc.(1)	183,542	$ 40,267,279
		$ 40,267,279
Building Products — 1.1%
Carrier Global Corp.	118,240	$ 8,071,062
		$ 8,071,062
Capital Markets — 6.9%
Blue Owl Capital, Inc.	491,862	$ 11,440,710
Intercontinental Exchange, Inc.	63,466	9,457,069
S&P Global, Inc.	21,712	10,813,228
Stifel Financial Corp.	75,529	8,012,116
Tradeweb Markets, Inc., Class A	91,859	12,026,180
		$ 51,749,303
Chemicals — 0.7%
Linde PLC	12,694	$ 5,314,597
		$ 5,314,597
Commercial Services & Supplies — 1.1%
Waste Connections, Inc.	46,679	$ 8,009,183
		$ 8,009,183
Communications Equipment — 0.6%
Arista Networks, Inc.(1)	38,144	$ 4,216,056
		$ 4,216,056
Consumer Staples Distribution & Retail — 3.5%
BJ's Wholesale Club Holdings, Inc.(1)	140,026	$ 12,511,323
Security	Shares	Value
Consumer Staples Distribution & Retail (continued)
Walmart, Inc.	154,606	$ 13,968,652
		$ 26,479,975
Containers & Packaging — 1.0%
AptarGroup, Inc.	45,687	$ 7,177,428
		$ 7,177,428
Electrical Equipment — 1.5%
AMETEK, Inc.	62,095	$ 11,193,245
		$ 11,193,245
Entertainment — 3.0%
Liberty Media Corp.-Liberty Formula One, Class C(1)	62,454	$ 5,786,987
Netflix, Inc.(1)	15,928	14,196,945
Spotify Technology SA(1)	6,223	2,784,046
		$ 22,767,978
Financial Services — 4.2%
Mr. Cooper Group, Inc.(1)	48,914	$ 4,696,233
Shift4 Payments, Inc., Class A(1)	99,311	10,306,496
Visa, Inc., Class A	51,136	16,161,021
		$ 31,163,750
Ground Transportation — 1.3%
Uber Technologies, Inc.(1)	160,369	$ 9,673,458
		$ 9,673,458
Health Care Equipment & Supplies — 3.3%
Abbott Laboratories	65,340	$ 7,390,607
Edwards Lifesciences Corp.(1)	109,041	8,072,305
Intuitive Surgical, Inc.(1)	17,537	9,153,613
		$ 24,616,525
Health Care Providers & Services — 1.8%
UnitedHealth Group, Inc.	26,786	$ 13,549,966
		$ 13,549,966
Hotels, Restaurants & Leisure — 1.2%
Marriott International, Inc., Class A	32,568	$ 9,084,518
		$ 9,084,518
Insurance — 3.3%
Allstate Corp.	78,799	$ 15,191,659
Arthur J. Gallagher & Co.	34,670	9,841,080
		$ 25,032,739

17
See Notes to Financial Statements.

Stock Portfolio
December 31, 2024
Portfolio of Investments — continued

Security	Shares	Value
Interactive Media & Services — 7.6%
Alphabet, Inc., Class C	176,101	$ 33,536,674
Meta Platforms, Inc., Class A	40,084	23,469,583
		$ 57,006,257
IT Services — 1.2%
Gartner, Inc.(1)	19,207	$ 9,305,215
		$ 9,305,215
Life Sciences Tools & Services — 1.2%
Thermo Fisher Scientific, Inc.	16,954	$ 8,819,979
		$ 8,819,979
Machinery — 0.9%
Parker-Hannifin Corp.	10,852	$ 6,902,198
		$ 6,902,198
Media — 0.4%
Trade Desk, Inc., Class A(1)	28,793	$ 3,384,041
		$ 3,384,041
Multi-Utilities — 0.8%
Sempra	66,143	$ 5,802,064
		$ 5,802,064
Oil, Gas & Consumable Fuels — 2.1%
ConocoPhillips	155,432	$ 15,414,191
		$ 15,414,191
Pharmaceuticals — 2.3%
Eli Lilly & Co.	22,594	$ 17,442,568
		$ 17,442,568
Professional Services — 3.4%
Automatic Data Processing, Inc.	25,227	$ 7,384,700
Booz Allen Hamilton Holding Corp.	27,589	3,550,704
TransUnion	156,526	14,511,525
		$ 25,446,929
Real Estate Management & Development — 2.4%
CoStar Group, Inc.(1)	103,889	$ 7,437,414
FirstService Corp.	58,700	10,625,874
		$ 18,063,288
Semiconductors & Semiconductor Equipment — 13.9%
Analog Devices, Inc.	43,602	$ 9,263,681
Security	Shares	Value
Semiconductors & Semiconductor Equipment (continued)
Broadcom, Inc.	117,401	$ 27,218,248
Lam Research Corp.	166,180	12,003,181
NVIDIA Corp.	410,903	55,180,164
		$103,665,274
Software — 10.1%
Fair Isaac Corp.(1)	4,810	$ 9,576,373
Microsoft Corp.	134,763	56,802,605
Palo Alto Networks, Inc.(1)	48,906	8,898,936
		$ 75,277,914
Specialty Retail — 2.7%
Burlington Stores, Inc.(1)	36,378	$ 10,369,913
TJX Cos., Inc.	78,543	9,488,780
		$ 19,858,693
Technology Hardware, Storage & Peripherals — 7.7%
Apple, Inc.	229,015	$ 57,349,936
		$ 57,349,936
Total Common Stocks (identified cost $406,750,876)		$745,862,914

Short-Term Investments — 0.2%
Security	Shares	Value
Morgan Stanley Institutional Liquidity Funds - Government Portfolio, Institutional Class, 4.43%(2)	1,361,413	$ 1,361,413
Total Short-Term Investments (identified cost $1,361,413)		$ 1,361,413
Total Investments — 100.0% (identified cost $408,112,289)		$747,224,327
Other Assets, Less Liabilities — (0.0)%(3)		$ (273,385)
Net Assets — 100.0%		$746,950,942
The percentage shown for each investment category in the Portfolio of Investments is based on net assets.
(1)	Non-income producing security.
(2)	May be deemed to be an affiliated investment company (see Note 6). The rate shown is the annualized seven-day yield as of December 31, 2024.
(3)	Amount is less than (0.05)%.

18
See Notes to Financial Statements.

Stock Portfolio
December 31, 2024
Statement of Assets and Liabilities

December 31, 2024
Assets
Unaffiliated investments, at value (identified cost $406,750,876)	$745,862,914
Affiliated investments, at value (identified cost $1,361,413)	1,361,413
Dividends receivable	269,739
Dividends receivable from affiliated investments	6,573
Tax reclaims receivable	20,182
Trustees' deferred compensation plan	67,529
Total assets	$747,588,350
Liabilities
Payable to affiliates:
Investment adviser fee	$384,054
Trustees' fees	10,961
Trustees' deferred compensation plan	67,529
Payable for custodian fee	104,486
Payable for legal and accounting services	48,311
Accrued expenses	22,067
Total liabilities	$637,408
Net Assets applicable to investors' interest in Portfolio	$746,950,942
19
See Notes to Financial Statements.

Stock Portfolio
December 31, 2024
Statement of Operations

Year Ended
December 31, 2024
Investment Income
Dividend income (net of foreign taxes withheld of $29,617)	$5,907,690
Dividend income from affiliated investments	266,103
Total investment income	$6,173,793
Expenses
Investment adviser fee	$4,134,015
Trustees’ fees and expenses	52,015
Custodian fee	169,665
Legal and accounting services	41,423
Miscellaneous	21,240
Total expenses	$4,418,358
Deduct:
Waiver and/or reimbursement of expenses by affiliates	$7,458
Total expense reductions	$7,458
Net expenses	$4,410,900
Net investment income	$1,762,893
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment transactions	$68,213,188
Foreign currency transactions	(47)
Net realized gain	$68,213,141
Change in unrealized appreciation (depreciation):
Investments	$112,518,034
Foreign currency	(138)
Net change in unrealized appreciation (depreciation)	$112,517,896
Net realized and unrealized gain	$180,731,037
Net increase in net assets from operations	$182,493,930
20
See Notes to Financial Statements.

Stock Portfolio
December 31, 2024
Statements of Changes in Net Assets

	Year Ended December 31,
	2024	2023
Increase (Decrease) in Net Assets
From operations:
Net investment income	$1,762,893	$3,395,003
Net realized gain	68,213,141	45,840,944
Net change in unrealized appreciation (depreciation)	112,517,896	74,502,318
Net increase in net assets from operations	$182,493,930	$123,738,265
Capital transactions:
Contributions	$33,145,342	$11,099,572
Withdrawals	(63,170,365)	(90,392,247)
Net decrease in net assets from capital transactions	$(30,025,023)	$(79,292,675)
Net increase in net assets	$152,468,907	$44,445,590
Net Assets
At beginning of year	$594,482,035	$550,036,445
At end of year	$746,950,942	$594,482,035
21
See Notes to Financial Statements.

Stock Portfolio
December 31, 2024
Financial Highlights

	Year Ended December 31,
Ratios/Supplemental Data	2024	2023	2022	2021	2020
Ratios (as a percentage of average daily net assets):(1)
Total expenses	0.63%	0.64%	0.64%	0.63%	0.64%
Net expenses	0.63%(2)	0.64%(2)	0.64%(2)	0.63%	0.64%
Net investment income	0.25%	0.60%	0.82%	0.55%	0.84%
Portfolio Turnover	44%	44%	52%	44%	70%
Total Return	30.99%	24.43%	(16.49)%	23.21%	18.61%
Net assets, end of year (000’s omitted)	$746,951	$594,482	$550,036	$871,310	$804,446
(1)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Portfolio.
(2)	Includes a reduction by the investment adviser of a portion of its adviser fee due to the Portfolio’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended December 31, 2024, 2023 and 2022).
22
See Notes to Financial Statements.

Stock Portfolio
December 31, 2024
Notes to Financial Statements

1  Significant Accounting Policies
Stock Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio's investment objective is to achieve long-term capital appreciation by investing in a diversified portfolio of equity securities. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At December 31, 2024, Eaton Vance Stock Fund and Eaton Vance Balanced Fund held an interest of 13.2% and 86.8%, respectively, in the Portfolio.
The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.
A  Investment Valuation—The following methodologies are used to determine the market value or fair value of investments.
Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices.
Foreign Currencies. Foreign currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads.
Other. Investments in management investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value as of the close of each business day.
Fair Valuation. In connection with Rule 2a-5 of the 1940 Act, the Trustees have designated the Portfolio’s investment adviser as its valuation designee. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued by the investment adviser, as valuation designee, at fair value using methods that most fairly reflect the security’s “fair value”, which is the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
B  Investment Transactions—Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.
C  Income—Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.
D  Federal Taxes—The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor's distributive share of the Portfolio's net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.
As of December 31, 2024, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
E  Foreign Currency Translation—Other assets and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions.
F  Use of Estimates—The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.
23

Stock Portfolio
December 31, 2024
Notes to Financial Statements — continued

G  Indemnifications—Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.
H  Segment Reporting—During the year ended December 31, 2024, the Portfolio adopted FASB Accounting Standards Update No. 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures, (ASU 2023-07), which requires incremental disclosures related to a public entity’s reportable segments. The Portfolio operates as a single reportable segment, an investment company whose investment objective is included in Note 1. In connection with the adoption of ASU 2023-07, the Portfolio’s President has been designated as the Portfolio’s Chief Operating Decision Maker (CODM), who is responsible for assessing the performance of the Portfolio’s single segment and deciding how to allocate the segment’s resources. To perform this function, the CODM reviews the information in the Portfolio’s Financial Statements.
2  Investment Adviser Fee and Other Transactions with Affiliates
The investment adviser fee is earned by Boston Management and Research (BMR), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory services rendered to the Portfolio. The fee is computed at an annual rate as a percentage of the Portfolio’s average daily net assets as follows and is payable monthly:
Average Daily Net Assets	Annual Fee Rate
Up to $500 million	0.600%
$500 million but less than $1 billion	0.575%
$1 billion but less than $2.5 billion	0.550%
$2.5 billion but less than $5 billion	0.530%
$5 billion and over	0.515%
For the year ended December 31, 2024, the Portfolio's investment adviser fee amounted to $4,134,015 or 0.59% of the Portfolio’s average daily net assets.
The Portfolio may invest in a money market fund, the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Government Portfolio (the “Liquidity Fund”), an open-end management investment company managed by Morgan Stanley Investment Management Inc., a wholly-owned subsidiary of Morgan Stanley. The investment adviser fee paid by the Portfolio is reduced by an amount equal to its pro rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Fund. For the year ended December 31, 2024, the investment adviser fee paid was reduced by $7,458 relating to the Portfolio's investment in the Liquidity Fund.
Trustees and officers of the Portfolio who are members of BMR’s organization receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. Certain officers and Trustees of the Portfolio are officers of the above organization.
3  Purchases and Sales of Investments
Purchases and sales of investments, other than short-term obligations, aggregated $301,702,360 and $328,789,003, respectively, for the year ended December 31, 2024.
24

Stock Portfolio
December 31, 2024
Notes to Financial Statements — continued

4  Federal Income Tax Basis of Investments
The cost and unrealized appreciation (depreciation) of investments of the Portfolio at December 31, 2024, as determined on a federal income tax basis, were as follows:
Aggregate cost	$413,064,757
Gross unrealized appreciation	$338,878,697
Gross unrealized depreciation	(4,719,127)
Net unrealized appreciation	$334,159,570
5  Line of Credit
The Portfolio participates with other portfolios and funds managed by BMR and its affiliates in a $650 million unsecured revolving line of credit agreement with a group of banks, which is in effect through October 21, 2025. Borrowings are made by the Portfolio solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Portfolio based on its borrowings generally at an amount above either the Secured Overnight Financing Rate (SOFR) or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2024, an arrangement fee of $150,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended December 31, 2024.
6   Affiliated Investments
At December 31, 2024, the value of the Portfolio's investment in funds that may be deemed to be affiliated was $1,361,413, which represents 0.2% of the Portfolio's net assets. Transactions in such investments by the Portfolio for the year ended December 31, 2024 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Shares, end of period
Short-Term Investments
Liquidity Fund	$2,428,547	$115,605,406	$(116,672,540)	$ —	$ —	$1,361,413	$266,103	1,361,413
7  Fair Value Measurements
Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.
•	Level 1 – quoted prices in active markets for identical investments
•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including a fund's own assumptions in determining the fair value of investments)
In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
25

Stock Portfolio
December 31, 2024
Notes to Financial Statements — continued

At December 31, 2024, the hierarchy of inputs used in valuing the Portfolio's investments, which are carried at fair value, were as follows:
Asset Description	Level 1	Level 2	Level 3	Total
Common Stocks	$745,862,914*	$ —	$ —	$745,862,914
Short-Term Investments	1,361,413	—	—	1,361,413
Total Investments	$ 747,224,327	$ —	$ —	$747,224,327
*	The level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.
26

Stock Portfolio
December 31, 2024
Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Stock Portfolio:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Stock Portfolio (the “Portfolio”), including the portfolio of investments, as of December 31, 2024, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2024, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on the Portfolio's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
February 21, 2025
We have served as the auditor of one or more Eaton Vance investment companies since 1959.
27

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EVIFX-NCSR    12.31.24

Eaton Vance
Core Bond Fund
Annual Financial Statements and
Additional Information
December 31, 2024

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the prospectus and/or statement of additional information, which can be obtained by calling 1-800-262-1122 or from a financial intermediary. Prospective investors should read the prospectus carefully before investing.

Annual Financial Statements and Additional Information December 31, 2024
Eaton Vance
Core Bond Fund
Items 8, 9 and 11 of Form N-CSR are Not Applicable. For Item 10 of Form N-CSR, see Item 7.

Eaton Vance
Core Bond Fund
December 31, 2024
Statement of Assets and Liabilities

December 31, 2024
Assets
Investment in Core Bond Portfolio, at value (identified cost $222,245,220)	$217,326,175
Receivable for Fund shares sold	642,096
Receivable from affiliates	16,580
Total assets	$217,984,851
Liabilities
Payable for Fund shares redeemed	$151,298
Distributions payable	2,122
Payable to affiliates:
Distribution and service fees	5,149
Trustees' fees	125
Payable for custodian fee	16,158
Payable for transfer and dividend disbursing agent fees	19,001
Payable for legal and accounting services	37,314
Accrued expenses	9,630
Total liabilities	$240,797
Net Assets	$217,744,054
Sources of Net Assets
Paid-in capital	$246,213,765
Accumulated loss	(28,469,711)
Net Assets	$217,744,054
Class A Shares
Net Assets	$24,538,005
Shares Outstanding	2,897,911
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$8.47
Maximum Offering Price Per Share (100 ÷ 96.75 of net asset value per share)	$8.75
Class I Shares
Net Assets	$193,206,049
Shares Outstanding	22,854,804
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$8.45
On sales of $100,000 or more, the offering price of Class A shares is reduced.

See Notes to Financial Statements.

Eaton Vance
Core Bond Fund
December 31, 2024
Statement of Operations

Year Ended
December 31, 2024
Investment Income
Dividend income allocated from Portfolio (net of foreign taxes withheld of $8,695)	$680,353
Interest income allocated from Portfolio	12,327,305
Expenses allocated from Portfolio	(1,346,935)
Total investment income from Portfolio	$11,660,723
Expenses
Distribution and service fees:
Class A	$56,425
Trustees’ fees and expenses	500
Custodian fee	26,710
Transfer and dividend disbursing agent fees	75,390
Legal and accounting services	46,374
Printing and postage	18,646
Registration fees	44,350
Miscellaneous	11,329
Total expenses	$279,724
Deduct:
Waiver and/or reimbursement of expenses by affiliates	$220,872
Total expense reductions	$220,872
Net expenses	$58,852
Net investment income	$11,601,871
Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss):
Investment transactions	$(2,738,597)
Futures contracts	(1,258,042)
Net realized loss	$(3,996,639)
Change in unrealized appreciation (depreciation):
Investments	$985,326
Futures contracts	(1,356,629)
Net change in unrealized appreciation (depreciation)	$(371,303)
Net realized and unrealized loss	$(4,367,942)
Net increase in net assets from operations	$7,233,929

See Notes to Financial Statements.

Eaton Vance
Core Bond Fund
December 31, 2024
Statements of Changes in Net Assets

	Year Ended December 31,
	2024	2023
Increase (Decrease) in Net Assets
From operations:
Net investment income	$11,601,871	$9,170,259
Net realized loss	(3,996,639)	(9,898,881)
Net change in unrealized appreciation (depreciation)	(371,303)	13,613,849
Net increase in net assets from operations	$7,233,929	$12,885,227
Distributions to shareholders:
Class A	$(908,620)	$(587,259)
Class I	(10,751,925)	(8,970,700)
Total distributions to shareholders	$(11,660,545)	$(9,557,959)
Transactions in shares of beneficial interest:
Class A	$4,676,912	$6,504,390
Class I	(43,776,096)	40,211,921
Net increase (decrease) in net assets from Fund share transactions	$(39,099,184)	$46,716,311
Net increase (decrease) in net assets	$(43,525,800)	$50,043,579
Net Assets
At beginning of year	$261,269,854	$211,226,275
At end of year	$217,744,054	$261,269,854

See Notes to Financial Statements.

Eaton Vance
Core Bond Fund
December 31, 2024
Financial Highlights

	Class A
	Year Ended December 31,
	2024	2023	2022	2021	2020
Net asset value — Beginning of year	$8.58	$8.41	$9.97	$10.26	$10.01
Income (Loss) From Operations
Net investment income(1)	$0.34	$0.30	$0.20	$0.18	$0.23
Net realized and unrealized gain (loss)	(0.11)	0.18	(1.52)	(0.14)	0.55
Total income (loss) from operations	$0.23	$0.48	$(1.32)	$0.04	$0.78
Less Distributions
From net investment income	$(0.34)	$(0.31)	$(0.23)	$(0.21)	$(0.25)
From net realized gain	—	—	(0.01)	(0.12)	(0.28)
Total distributions	$(0.34)	$(0.31)	$(0.24)	$(0.33)	$(0.53)
Net asset value — End of year	$8.47	$8.58	$8.41	$9.97	$10.26
Total Return(2)	2.77%	5.81%	(13.33)%	0.36%	7.88%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$24,538	$20,163	$13,226	$17,409	$21,770
Ratios (as a percentage of average daily net assets):(3)(4)
Total expenses	0.85%	0.85%	0.86%	0.86%	0.86%
Net expenses	0.74%(5)	0.74%(5)	0.74%(5)	0.74%	0.74%
Net investment income	4.00%	3.52%	2.25%	1.81%	2.23%
Portfolio Turnover of the Portfolio(6)	375%	227%	102%	122%	93%
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser of the Portfolio and/or the administrator. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.
(5)	Includes a reduction by the investment adviser of a portion of the Portfolio’s adviser fee due to the Portfolio’s investment in the Liquidity Fund and in other affiliated funds (equal to less than 0.01% of average daily net assets for the year ended December 31, 2024 and less than 0.005% of average daily net assets for the years ended December 31, 2023 and 2022).
(6)	Includes the effect of To Be Announced (TBA) transactions.

See Notes to Financial Statements.

Eaton Vance
Core Bond Fund
December 31, 2024
Financial Highlights — continued

	Class I
	Year Ended December 31,
	2024	2023	2022	2021	2020
Net asset value — Beginning of year	$8.57	$8.40	$9.96	$10.24	$9.99
Income (Loss) From Operations
Net investment income(1)	$0.36	$0.32	$0.23	$0.21	$0.25
Net realized and unrealized gain (loss)	(0.12)	0.18	(1.53)	(0.14)	0.55
Total income (loss) from operations	$0.24	$0.50	$(1.30)	$0.07	$0.80
Less Distributions
From net investment income	$(0.36)	$(0.33)	$(0.25)	$(0.23)	$(0.27)
From net realized gain	—	—	(0.01)	(0.12)	(0.28)
Total distributions	$(0.36)	$(0.33)	$(0.26)	$(0.35)	$(0.55)
Net asset value — End of year	$8.45	$8.57	$8.40	$9.96	$10.24
Total Return(2)	2.90%	6.08%	(13.13)%	0.71%	8.16%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$193,206	$241,106	$198,001	$106,684	$139,826
Ratios (as a percentage of average daily net assets):(3)(4)
Total expenses	0.60%	0.60%	0.61%	0.61%	0.61%
Net expenses	0.49%(5)	0.49%(5)	0.49%(5)	0.49%	0.49%
Net investment income	4.25%	3.75%	2.57%	2.06%	2.47%
Portfolio Turnover of the Portfolio(6)	375%	227%	102%	122%	93%
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser of the Portfolio and/or the administrator. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.
(5)	Includes a reduction by the investment adviser of a portion of the Portfolio’s adviser fee due to the Portfolio’s investment in the Liquidity Fund and in other affiliated funds (equal to less than 0.01% of average daily net assets for the year ended December 31, 2024 and less than 0.005% of average daily net assets for the years ended December 31, 2023 and 2022).
(6)	Includes the effect of To Be Announced (TBA) transactions.

See Notes to Financial Statements.

Eaton Vance
Core Bond Fund
December 31, 2024
Notes to Financial Statements

1  Significant Accounting Policies
Eaton Vance Core Bond Fund (the Fund) is a diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers two classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Core Bond Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objectives and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (37.3% at December 31, 2024). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.
The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.
A  Investment Valuation—Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.
B  Income—The Fund's net investment income or loss consists of the Fund's pro rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.
C  Federal Taxes—The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.
As of December 31, 2024, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
D  Expenses—The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.
E  Use of Estimates—The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.
F  Indemnifications—Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
G  Other—Investment transactions are accounted for on a trade date basis.
H  Segment Reporting—During the year ended December 31, 2024, the Fund adopted FASB Accounting Standards Update No. 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures, (ASU 2023-07), which requires incremental disclosures related to a public entity’s reportable segments. The Fund operates as a single reportable segment, an investment company whose investment objectives are included in Note 1. In connection with the adoption of ASU 2023-07, the Fund’s President has been designated as the Fund’s Chief Operating Decision Maker (CODM), who is responsible for assessing the performance of the Fund’s single segment and deciding how to allocate the segment’s resources. To perform this function, the CODM reviews the information in the Fund’s Financial Statements.

Eaton Vance
Core Bond Fund
December 31, 2024
Notes to Financial Statements — continued

2  Distributions to Shareholders and Income Tax Information
The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains are made at least annually. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.
The tax character of distributions declared for the years ended December 31, 2024 and December 31, 2023 was as follows:
	Year Ended December 31,
	2024	2023
Ordinary income	$11,660,545	$9,557,959
As of December 31, 2024, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
Undistributed ordinary income	$ 11,006
Deferred capital losses	(18,229,393)
Net unrealized depreciation	(10,249,202)
Distributions payable	(2,122)
Accumulated loss	$(28,469,711)
At December 31, 2024, the Fund, for federal income tax purposes, had deferred capital losses of $18,229,393 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at December 31, 2024, $4,186,398 are short-term and $14,042,995 are long-term.
3  Investment Adviser Fee and Other Transactions with Affiliates
The investment adviser fee is earned by Eaton Vance Management (EVM), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory services rendered to the Fund. The investment adviser fee is computed as a percentage of the Fund's average daily net assets that are not invested in other investment companies for which EVM or its affiliates serve as investment adviser and receive an advisory fee, at a per annum rate as follows and is payable monthly:
Average Daily Net Assets	Annual Fee Rate
Up to $1 billion	0.450%
$1 billion up to $2 billion	0.425%
$2 billion up to $5 billion	0.415%
$5 billion and over	0.405%
For the year ended December 31, 2024, the Fund incurred no investment adviser fee on such assets. To the extent the Fund’s assets are invested in the Portfolio, the Fund is allocated its share of the Portfolio’s investment adviser fee. The Portfolio has engaged Boston Management and Research (BMR) to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. EVM also serves as the administrator of the Fund, but receives no compensation.

Eaton Vance
Core Bond Fund
December 31, 2024
Notes to Financial Statements — continued

EVM has agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding such expenses as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs, taxes or litigation expenses) exceed 0.74% and 0.49% of the Fund’s average daily net assets for Class A and Class I, respectively. This agreement may be changed or terminated after May 1, 2025. Pursuant to this agreement, EVM waived and/or reimbursed $220,872 of the Fund’s operating expenses for the year ended December 31, 2024.
EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended December 31, 2024, EVM earned $5,938 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund's principal underwriter, received $5,734 as its portion of the sales charge on sales of Class A shares for the year ended December 31, 2024. EVD also received distribution and service fees from Class A shares (see Note 4).
Trustees and officers of the Fund who are members of EVM’s or BMR's organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.
4  Distribution Plan
The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended December 31, 2024 amounted to $56,425 for Class A shares.
Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).
5  Contingent Deferred Sales Charges
Class A shares may be subject to a 0.75% contingent deferred sales charge (CDSC) if redeemed within 12 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended December 31, 2024, the Fund was informed that EVD received no CDSCs paid by Class A shareholders.
6  Investment Transactions
For the year ended December 31, 2024, increases and decreases in the Fund's investment in the Portfolio aggregated $94,860,602 and $144,646,942, respectively.
7  Shares of Beneficial Interest
The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:
	Year Ended December 31, 2024		Year Ended December 31, 2023
	Shares	Amount	Shares	Amount
Class A
Sales	925,441	$ 7,919,652	1,093,871	$ 9,163,386
Issued to shareholders electing to receive payments of distributions in Fund shares	103,906	885,293	67,687	567,941
Redemptions	(480,170)	(4,128,033)	(384,946)	(3,226,937)
Net increase	549,177	$ 4,676,912	776,612	$ 6,504,390

Eaton Vance
Core Bond Fund
December 31, 2024
Notes to Financial Statements — continued

	Year Ended December 31, 2024		Year Ended December 31, 2023
	Shares	Amount	Shares	Amount
Class I
Sales	14,087,713	$121,161,128	13,774,037	$117,011,176
Issued to shareholders electing to receive payments of distributions in Fund shares	1,258,882	10,712,951	1,069,261	8,966,403
Redemptions	(20,618,150)	(175,650,175)	(10,290,245)	(85,765,658)
Net increase (decrease)	(5,271,555)	$(43,776,096)	4,553,053	$ 40,211,921
At December 31, 2024, donor advised and pooled income funds (established and maintained by a public charity) managed by EVM owned in the aggregate 33.2% of the value of the outstanding shares of the Fund.

Eaton Vance
Core Bond Fund
December 31, 2024
Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Special Investment Trust and Shareholders of Eaton Vance Core Bond Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Eaton Vance Core Bond Fund (the "Fund") (one of the funds constituting Eaton Vance Special Investment Trust), as of December 31, 2024, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2024, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
February 21, 2025
We have served as the auditor of one or more Eaton Vance investment companies since 1959.

Eaton Vance
Core Bond Fund
December 31, 2024
Federal Tax Information (Unaudited)

The Form 1099-DIV you received in February 2025 showed the tax status of all distributions paid to your account in calendar year 2024. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of 163(j) interest dividends.
163(j) Interest Dividends. For the fiscal year ended December 31, 2024, the Fund designates 88.45% of distributions from net investment income as a 163(j) interest dividend.

Core Bond Portfolio
December 31, 2024
Portfolio of Investments

Asset-Backed Securities — 14.1%
Security	Principal Amount (000's omitted)	Value
AASET Trust, Series 2024-1A, Class A1, 6.261%, 5/16/49(1)	$2,029	$ 2,048,684
ACHV ABS Trust, Series 2024-3AL, Class B, 5.45%, 12/26/31(1)	2,302	2,306,599
ACM Auto Trust, Series 2023-2A, Class A, 7.97%, 6/20/30(1)	286	287,668
Chesapeake Funding II LLC, Series 2024-1A, Class A1, 5.52%, 5/15/36(1)	1,802	1,822,770
Clarus Capital Funding LLC, Series 2024-1A, Class A2, 4.71%, 8/20/32(1)	1,750	1,744,595
Cloud Capital Holdco LP, Series 2024-1A, Class A2, 5.781%, 11/22/49(1)	2,310	2,305,952
Coinstar Funding LLC, Series 2017-1A, Class A2, 5.216%, 4/25/47(1)	1,188	1,069,669
Crockett Partners Equipment Co. IIA LLC, Series 2024-1C, Class A, 6.05%, 1/20/31(1)	1,591	1,604,623
DataBank Issuer LLC, Series 2021-2A, Class A2, 2.40%, 10/25/51(1)	1,186	1,121,650
DB Master Finance LLC:
Series 2017-1A, Class A2II, 4.03%, 11/20/47(1)	317	307,994
Series 2021-1A, Class A2I, 2.045%, 11/20/51(1)	1,615	1,530,169
Diamond Infrastructure Funding LLC:
Series 2021-1A, Class A, 1.76%, 4/15/49(1)	3,760	3,514,837
Series 2021-1A, Class C, 3.475%, 4/15/49(1)	313	291,000
Enterprise Fleet Financing LLC:
Series 2023-1, Class A2, 5.51%, 1/22/29(1)	1,560	1,568,278
Series 2024-2, Class A2, 5.74%, 12/20/26(1)	2,260	2,279,633
Falcon Aerospace Ltd., Series 2019-1, Class A, 3.597%, 9/15/39(1)	776	733,449
FMC FMSR Issuer Trust, Series 2024-FT1, Class A, 6.559%, 9/25/29(1)	2,695	2,677,416
FMC GMSR Issuer Trust, Series 2021-GT2, Class A, 3.85%, 10/25/26(1)(2)	1,225	1,136,469
GLS Auto Select Receivables Trust, Series 2024-2A, Class A2, 5.58%, 6/17/30(1)	2,680	2,710,795
Goto Foods Funding LLC, Series 2017-1A, Class A2II, 5.093%, 4/30/47(1)	925	912,405
Horizon Aircraft Finance III Ltd., Series 2019-2, Class A, 3.425%, 11/15/39(1)	1,041	968,054
Horizon Aircraft Finance IV Ltd., Series 2024-1, Class A, 5.375%, 9/15/49(1)	2,271	2,206,463
Jersey Mike's Funding LLC, Series 2019-1A, Class A2, 4.433%, 2/15/50(1)	1,031	1,019,219
JPMorgan Chase Bank NA, Series 2021-3, Class B, 0.76%, 2/26/29(1)	76	75,436
LAD Auto Receivables Trust:
Series 2023-1A, Class A2, 5.68%, 10/15/26(1)	51	50,590
Series 2024-1A, Class A3, 5.23%, 1/18/28(1)	1,270	1,275,605
Security	Principal Amount (000's omitted)	Value
Lunar Aircraft Ltd., Series 2020-1A, Class B, 4.335%, 2/15/45(1)	$195	$ 189,305
Lunar Structured Aircraft Portfolio Notes, Series 2021-1, Class A, 2.636%, 10/15/46(1)	2,989	2,734,546
Mercury Financial Credit Card Master Trust, Series 2024-2A, Class A, 6.56%, 7/20/29(1)	2,191	2,218,443
MetroNet Infrastructure Issuer LLC, Series 2024-1A, Class A2, 6.23%, 4/20/54(1)	1,001	1,022,338
Navigator Aviation Ltd., Series 2024-1, Class A, 5.40%, 8/15/49(1)	2,245	2,196,566
Neighborly Issuer LLC, Series 2021-1A, Class A2, 3.584%, 4/30/51(1)	1,322	1,220,206
NRZ Excess Spread-Collateralized Notes, Series 2021-GNT1, Class A, 3.474%, 11/25/26(1)	619	592,470
Oportun Issuance Trust:
Series 2021-B, Class A, 1.47%, 5/8/31(1)	943	913,369
Series 2021-C, Class A, 2.18%, 10/8/31(1)	4,128	4,005,394
Pagaya AI Debt Selection Trust:
Series 2021-2, 3.00%, 1/25/29(1)	113	111,881
Series 2021-HG1, Class A, 1.22%, 1/16/29(1)	44	43,897
PEAC Solutions Receivables LLC:
Series 2024-1A, Class A2, 5.79%, 6/21/27(1)	1,367	1,380,024
Series 2024-2A, Class A2, 4.74%, 4/20/27(1)	1,345	1,342,468
PFS Financing Corp., Series 2024-B, Class A, 4.95%, 2/15/29(1)	3,085	3,104,462
PK Alift Loan Funding 3 LP, Series 2024-1, Class A1, 5.842%, 9/15/39(1)	1,084	1,090,892
Planet Fitness Master Issuer LLC:
Series 2019-1A, Class A2, 3.858%, 12/5/49(1)	988	911,022
Series 2024-1A, Class A2I, 5.765%, 6/5/54(1)	1,504	1,513,073
PNMAC GMSR Issuer Trust, Series 2024-GT1, Class A, 7.539%, (1 mo. SOFR + 3.20%), 3/25/29(1)(3)	2,100	2,129,281
Retained Vantage Data Centers Issuer LLC, Series 2023-1A, Class A2A, 5.00%, 9/15/48(1)	2,184	2,151,148
ServiceMaster Funding LLC:
Series 2020-1, Class A2I, 2.841%, 1/30/51(1)	528	481,941
Series 2020-1, Class A2II, 3.337%, 1/30/51(1)	616	523,628
SERVPRO Master Issuer LLC, Series 2019-1A, Class A2, 3.882%, 10/25/49(1)	3,561	3,463,137
Sonic Capital LLC, Series 2020-1A, Class A2I, 3.845%, 1/20/50(1)	1,751	1,690,848
SpringCastle America Funding LLC, Series 2020-AA, Class A, 1.97%, 9/25/37(1)	579	532,137
Subway Funding LLC, Series 2024-3A, Class A2I, 5.246%, 7/30/54(1)	822	801,761
Sunnova Helios V Issuer LLC, Series 2021-A, Class A, 1.80%, 2/20/48(1)	213	156,529
Sunnova Helios X Issuer LLC, Series 2022-C, Class B, 5.60%, 11/22/49(1)	1,247	1,164,899

See Notes to Financial Statements.

Core Bond Portfolio
December 31, 2024
Portfolio of Investments — continued

Security	Principal Amount (000's omitted)	Value
Sunnova Helios XII Issuer LLC, Series 2023-B, Class A, 5.30%, 8/22/50(1)	$1,810	$ 1,748,062
Sunnova Sol II Issuer LLC, Series 2020-2A, Class A, 2.73%, 11/1/55(1)	1,625	1,284,710
Theorem Funding Trust, Series 2022-3A, Class A, 7.60%, 4/15/29(1)	122	122,546
Vantage Data Centers Issuer LLC, Series 2021-1A, Class A2, 2.165%, 10/15/46(1)	869	824,390
Vantage Data Centers LLC, Series 2020-2A, Class A2, 1.992%, 9/15/45(1)	2,220	2,027,722
Willis Engine Structured Trust V:
Series 2020-A, Class B, 4.212%, 3/15/45(1)	791	739,940
Series 2020-A, Class C, 6.657%, 3/15/45(1)	141	138,434
Total Asset-Backed Securities (identified cost $83,609,888)		$ 82,141,491

Collateralized Mortgage Obligations — 2.5%
Security	Principal Amount (000's omitted)	Value
Bellemeade Re Ltd., Series 2021-3A, Class A2, 5.569%, (30-day SOFR Average + 1.00%), 9/25/31(1)(3)	$830	$ 831,718
BFLD Mortgage Trust, Series 2024-VICT, Class A, 6.287%, (1 mo. SOFR + 1.89%), 7/15/41(1)(3)	1,797	1,804,736
Cascade MH Asset Trust, Series 2022-MH1, Class A, 4.25% to 7/25/27, 8/25/54(1)(4)	1,441	1,381,204
CHNGE Mortgage Trust, Series 2023-4, Class A1, 7.573% to 8/25/26, 9/25/58(1)(4)	1,044	1,066,786
FARM Mortgage Trust, Series 2024-2, Class A, 5.196%, 8/1/54(1)(2)	1,315	1,270,638
Federal Home Loan Mortgage Corp.:
Series 5324, Class MZ, 6.00%, 7/25/53	153	152,292
Series 5483, Class FB, 5.999%, (30-day SOFR Average + 1.43%), 12/25/54(3)	3,556	3,561,706
Federal Home Loan Mortgage Corp. STACR REMICS Trust, Series 2022-DNA2, Class M1A, 5.869%, (30-day SOFR Average + 1.30%), 2/25/42(1)(3)	505	508,094
Federal National Mortgage Association:
Series 2005-58, Class MA, 5.50%, 7/25/35	36	35,875
Series 2013-6, Class HD, 1.50%, 12/25/42	46	40,017
Series 2014-70, Class KP, 3.50%, 3/25/44	233	222,927
Federal National Mortgage Association Connecticut Avenue Securities, Series 2019-R06, Class 2B1, 8.433%, (30-day SOFR Average + 3.864%), 9/25/39(1)(3)	2,392	2,493,228
Security	Principal Amount (000's omitted)	Value
Government National Mortgage Association:
Series 2023-84, Class DL, 6.00%, 6/20/53	$635	$ 644,484
Series 2023-84, Class MW, 6.00%, 6/20/53	653	662,455
Total Collateralized Mortgage Obligations (identified cost $14,451,413)		$ 14,676,160

Commercial Mortgage-Backed Securities — 8.8%
Security	Principal Amount (000's omitted)	Value
BAMLL Commercial Mortgage Securities Trust:
Series 2019-BPR, Class DNM, 3.719%, 11/5/32(1)(2)	$3,325	$ 2,120,089
Series 2019-BPR, Class FNM, 3.719%, 11/5/32(1)(2)	1,635	344,118
BAMLL Trust, Series 2024-BHP, Class A, 6.747%, (1 mo. SOFR + 2.35%), 8/15/39(1)(3)	1,890	1,903,529
BPR Trust:
Series 2022-OANA, Class A, 6.295%, (1 mo. SOFR + 1.898%), 4/15/37(1)(3)	2,885	2,899,614
Series 2022-SSP, Class A, 7.397%, (1 mo. SOFR + 3.00%), 5/15/39(1)(3)	1,280	1,286,720
BX Commercial Mortgage Trust:
Series 2021-VOLT, Class B, 5.462%, (1 mo. SOFR + 1.064%), 9/15/36(1)(3)	1,703	1,697,832
Series 2021-VOLT, Class C, 5.612%, (1 mo. SOFR + 1.214%), 9/15/36(1)(3)	1,461	1,454,096
Series 2021-VOLT, Class D, 6.162%, (1 mo. SOFR + 1.764%), 9/15/36(1)(3)	1,074	1,071,956
CFCRE Commercial Mortgage Trust, Series 2016-C7, Class D, 4.363%, 12/10/54(1)(2)	2,000	1,659,059
Extended Stay America Trust, Series 2021-ESH, Class C, 6.212%, (1 mo. SOFR + 1.814%), 7/15/38(1)(3)	2,412	2,417,096
Federal National Mortgage Association:
Series 2018-M4, Class A2, 3.057%, 3/25/28(2)	459	437,581
Series 2019-M1, Class A2, 3.543%, 9/25/28(2)	2,314	2,227,688
Series 2020-M1, Class A2, 2.444%, 10/25/29	4,434	3,980,791
Federal National Mortgage Association Multifamily Connecticut Avenue Securities Trust, Series 2020-01, Class M10, 8.433%, (30-day SOFR Average + 3.864%), 3/25/50(1)(3)	1,208	1,230,511
FS Commercial Mortgage Trust, Series 2023-4SZN, Class A, 7.066%, 11/10/39(1)	1,139	1,186,725
Great Wolf Trust, Series 2024-WOLF, Class A, 5.939%, (1 mo. SOFR + 1.542%), 3/15/39(1)(3)	2,369	2,376,007
Hawaii Hotel Trust, Series 2019-MAUI, Class A, 5.845%, (1 mo. SOFR + 1.447%), 5/15/38(1)(3)	2,333	2,334,813

See Notes to Financial Statements.

Core Bond Portfolio
December 31, 2024
Portfolio of Investments — continued

Security	Principal Amount (000's omitted)	Value
HLTN Commercial Mortgage Trust:
Series 2024-DPLO, Class A, 6.039%, (1 mo. SOFR + 1.642%), 6/15/41(1)(3)	$1,611	$ 1,616,028
Series 2024-DPLO, Class B, 6.388%, (1 mo. SOFR + 1.991%), 6/15/41(1)(3)	1,870	1,879,310
JPMBB Commercial Mortgage Securities Trust:
Series 2014-C22, Class D, 4.512%, 9/15/47(1)(2)	260	152,116
Series 2014-C23, Class D, 4.049%, 9/15/47(1)(2)	2,000	1,726,384
Series 2014-C25, Class D, 3.932%, 11/15/47(1)(2)	1,425	727,325
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2013-C13, Class D, 3.983%, 1/15/46(1)(2)	257	242,309
Series 2021-MHC, Class C, 6.063%, (1 mo. SOFR + 1.664%), 4/15/38(1)(3)	2,425	2,424,757
JW Commercial Mortgage Trust, Series 2024-MRCO, Class B, 6.338%, (1 mo. SOFR + 1.941%), 6/15/39(1)(3)	1,380	1,385,175
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C29, Class C, 4.715%, 5/15/49(2)(5)	993	935,082
Natixis Commercial Mortgage Securities Trust, Series 2018-FL1, Class C, 7.50%, (U.S. (Fed) Prime Rate), 6/15/35(1)(3)	5,000	2,235,119
NYC Trust, Series 2024-3ELV, Class A, 6.388%, (1 mo. SOFR + 1.991%), 8/15/29(1)(3)	1,000	1,009,228
ORL Trust, Series 2024-GLKS, Class A, 5.993%, (1 mo. SOFR + 1.493%), 12/15/39(1)(3)	2,081	2,088,802
SDR Commercial Mortgage Trust, Series 2024-DSNY, Class A, 5.789%, (1 mo. SOFR + 1.392%), 5/15/39(1)(3)	872	872,903
TX Trust, Series 2024-HOU, Class A, 5.989%, (1 mo. SOFR + 1.591%), 6/15/39(1)(3)	1,995	1,993,251
TYSN Mortgage Trust, Series 2023-CRNR, Class A, 6.58%, 12/10/33(1)(2)	793	831,862
Wells Fargo Commercial Mortgage Trust, Series 2016-C35, Class D, 3.142%, 7/15/48(1)	500	438,699
Total Commercial Mortgage-Backed Securities (identified cost $57,712,656)		$ 51,186,575

Corporate Bonds — 28.7%
Security	Principal Amount (000's omitted)	Value
Aerospace & Defense — 0.3%
BAE Systems PLC, 5.30%, 3/26/34(1)	$444	$ 442,945
Boeing Co., 6.528%, 5/1/34	1,051	1,101,583
		$ 1,544,528
Security	Principal Amount (000's omitted)	Value
Air Transport — 0.4%
Delta Air Lines, Inc./SkyMiles IP Ltd., 4.75%, 10/20/28(1)	$2,286	$ 2,256,118
		$ 2,256,118
Airlines — 0.3%
AS Mileage Plan IP Ltd.:
5.021%, 10/20/29(1)	$1,035	$ 1,009,212
5.308%, 10/20/31(1)	530	517,799
		$ 1,527,011
Auto Manufacturers — 1.4%
Ford Motor Credit Co. LLC:
7.122%, 11/7/33	$508	$ 530,449
7.20%, 6/10/30	987	1,039,571
7.35%, 3/6/30	2,213	2,344,450
General Motors Financial Co., Inc.:
4.30%, 4/6/29	1,154	1,115,347
5.80%, 1/7/29	325	331,703
5.95%, 4/4/34	619	622,545
Toyota Motor Credit Corp., 4.65%, 1/5/29	2,110	2,096,757
		$ 8,080,822
Banks — 10.4%
ABN AMRO Bank NV, 4.988% to 12/3/27, 12/3/28(1)(6)	$1,300	$ 1,297,734
Banco Santander SA:
1.722% to 9/14/26, 9/14/27(6)	1,000	945,874
4.175% to 3/24/27, 3/24/28(6)	200	195,996
5.294%, 8/18/27	400	402,587
6.35%, 3/14/34	1,400	1,420,301
Bank of America Corp.:
5.468% to 1/23/34, 1/23/35(6)	6,681	6,691,336
5.933% to 9/15/26, 9/15/27(6)	2,125	2,163,389
Bank of Ireland Group PLC, 5.601% to 3/20/29, 3/20/30(1)(6)	700	706,956
Barclays PLC:
5.088% to 6/20/29, 6/20/30(6)	1,600	1,559,580
6.496% to 9/13/26, 9/13/27(6)	1,129	1,156,553
BBVA Bancomer SA:
1.875%, 9/18/25(1)	1,165	1,137,785
5.125% to 1/18/28, 1/18/33(1)(6)	1,000	930,967
BNP Paribas SA:
5.125% to 1/13/28, 1/13/29(1)(6)	1,494	1,493,879
7.75% to 8/16/29(1)(6)(7)	787	806,498
9.25% to 11/17/27(1)(6)(7)	634	678,258

See Notes to Financial Statements.

Core Bond Portfolio
December 31, 2024
Portfolio of Investments — continued

Security	Principal Amount (000's omitted)	Value
Banks (continued)
BPCE SA, 5.716% to 1/18/29, 1/18/30(1)(6)	$1,710	$ 1,719,495
Brookfield Finance, Inc.:
5.675%, 1/15/35	839	845,536
5.968%, 3/4/54	955	966,238
CaixaBank SA, 6.84% to 9/13/33, 9/13/34(1)(6)	1,062	1,129,944
Citigroup, Inc., Series W, 4.00% to 12/10/25(6)(7)	1,090	1,063,975
Danske Bank AS, 5.427% to 3/1/27, 3/1/28(1)(6)	985	993,819
ING Groep NV, 5.55% to 3/19/34, 3/19/35(6)	1,493	1,484,789
Intesa Sanpaolo SpA:
7.00%, 11/21/25(1)	269	273,655
8.248% to 11/21/32, 11/21/33(1)(6)	955	1,071,776
JPMorgan Chase & Co.:
5.581% to 4/22/29, 4/22/30(6)	3,620	3,692,591
5.766% to 4/22/34, 4/22/35(6)	576	589,445
KeyBank NA, 5.00%, 1/26/33	1,396	1,339,464
PNC Financial Services Group, Inc.:
5.401% to 7/23/34, 7/23/35(6)	175	173,729
5.492% to 5/14/29, 5/14/30(6)	2,969	3,011,827
6.875% to 10/20/33, 10/20/34(6)	2,225	2,429,680
Societe Generale SA, 5.634% to 1/19/29, 1/19/30(1)(6)	2,841	2,836,967
Swedbank AB, 6.136%, 9/12/26(1)	1,718	1,755,574
Synchrony Bank, 5.40%, 8/22/25	800	801,212
Synovus Bank/Columbus, GA:
4.00% to 10/29/25, 10/29/30(6)	940	918,142
5.625%, 2/15/28	750	751,571
Texas Capital Bancshares, Inc., 4.00% to 5/6/26, 5/6/31(6)	605	581,307
Toronto-Dominion Bank, 8.125% to 10/31/27, 10/31/82(6)	1,975	2,063,520
U.S. Bancorp:
5.678% to 1/23/34, 1/23/35(6)	2,889	2,914,593
5.85% to 10/21/32, 10/21/33(6)	1,786	1,826,010
UBS Group AG, 2.095% to 2/11/31, 2/11/32(1)(6)	1,246	1,028,826
UniCredit SpA:
2.569% to 9/22/25, 9/22/26(1)(6)	785	769,978
5.459% to 6/30/30, 6/30/35(1)(6)	611	590,587
Westpac New Zealand Ltd., 5.132%, 2/26/27(1)	1,182	1,190,843
		$ 60,402,786
Chemicals — 0.2%
Celanese U.S. Holdings LLC, 6.80%, 11/15/30	$1,090	$ 1,128,831
		$ 1,128,831
Security	Principal Amount (000's omitted)	Value
Commercial Services — 0.3%
Ashtead Capital, Inc., 4.25%, 11/1/29(1)	$1,152	$ 1,092,897
Ford Foundation, 2.415%, 6/1/50	650	382,724
		$ 1,475,621
Computers — 0.3%
Kyndryl Holdings, Inc., 6.35%, 2/20/34	$1,593	$ 1,658,158
		$ 1,658,158
Diversified Financial Services — 4.5%
Ally Financial, Inc.:
5.543% to 1/17/30, 1/17/31(6)	$1,332	$ 1,313,737
6.848% to 1/3/29, 1/3/30(6)	637	660,637
6.992% to 6/13/28, 6/13/29(6)	155	161,535
BlueHub Loan Fund, Inc., 3.099%, 1/1/30	3,160	2,891,917
Charles Schwab Corp., 6.136% to 8/24/33, 8/24/34(6)	2,250	2,363,451
CI Financial Corp., 3.20%, 12/17/30	1,144	973,248
Enact Holdings, Inc., 6.25%, 5/28/29	2,425	2,472,680
HA Sustainable Infrastructure Capital, Inc., 6.375%, 7/1/34(1)	4,009	3,906,320
Jefferies Financial Group, Inc., 6.20%, 4/14/34	1,287	1,327,079
LPL Holdings, Inc.:
4.00%, 3/15/29(1)	1,247	1,182,904
6.00%, 5/20/34	716	729,436
Marex Group PLC, 6.404%, 11/4/29	1,213	1,225,842
Nuveen LLC, 5.85%, 4/15/34(1)	1,084	1,097,585
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 3.875%, 3/1/31(1)	1,733	1,511,041
Stifel Financial Corp., 4.00%, 5/15/30	1,333	1,259,115
Synchrony Financial, 4.50%, 7/23/25	1,765	1,758,476
TPG Operating Group II LP, 5.875%, 3/5/34	1,575	1,611,898
		$ 26,446,901
Electric — 1.3%
Engie SA, 5.625%, 4/10/34(1)	$2,050	$ 2,052,964
NextEra Energy Capital Holdings, Inc., 5.25%, 3/15/34	2,205	2,182,301
Southern Co., Series B, 4.00% to 10/15/25, 1/15/51(6)	1,634	1,604,037
Vistra Operations Co. LLC, 5.70%, 12/30/34(1)	1,665	1,648,566
		$ 7,487,868
Electronics — 0.2%
Arrow Electronics, Inc., 5.15%, 8/21/29	$1,035	$ 1,031,192
		$ 1,031,192

See Notes to Financial Statements.

Core Bond Portfolio
December 31, 2024
Portfolio of Investments — continued

Security	Principal Amount (000's omitted)	Value
Entertainment — 0.2%
WarnerMedia Holdings, Inc., 4.279%, 3/15/32	$1,449	$ 1,277,253
		$ 1,277,253
Foods — 0.3%
Kroger Co., 5.00%, 9/15/34	$695	$ 673,509
Smithfield Foods, Inc.:
2.625%, 9/13/31(1)	1,020	841,830
3.00%, 10/15/30(1)	210	181,852
		$ 1,697,191
Healthcare Services — 0.6%
Centene Corp.:
3.375%, 2/15/30	$2,359	$ 2,102,588
4.25%, 12/15/27	798	773,620
LifePoint Health, Inc., 9.875%, 8/15/30(1)	830	896,572
		$ 3,772,780
Insurance — 2.0%
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer, 7.00%, 1/15/31(1)	$900	$ 904,501
American National Group, Inc., 5.75%, 10/1/29	1,065	1,067,038
Athene Global Funding, 4.86%, 8/27/26(1)	2,332	2,330,798
Corebridge Global Funding, 5.20%, 1/12/29(1)	2,065	2,077,710
Global Atlantic Fin Co.:
3.125%, 6/15/31(1)	2,137	1,835,279
6.75%, 3/15/54(1)	1,993	2,025,286
7.95%, 6/15/33(1)	290	321,295
Liberty Mutual Group, Inc., 4.125% to 9/15/26, 12/15/51(1)(6)	1,416	1,348,339
		$ 11,910,246
Lodging — 0.1%
Las Vegas Sands Corp., 6.00%, 8/15/29	$551	$ 558,692
		$ 558,692
Machinery - Diversified — 0.1%
Westinghouse Air Brake Technologies Corp., 5.611%, 3/11/34	$868	$ 879,953
		$ 879,953
Media — 0.4%
Charter Communications Operating LLC/Charter Communications Operating Capital, 4.80%, 3/1/50	$3,050	$ 2,294,255
		$ 2,294,255
Security	Principal Amount (000's omitted)	Value
Mining — 0.3%
Novelis Corp., 4.75%, 1/30/30(1)	$960	$ 887,161
South32 Treasury Ltd., 4.35%, 4/14/32(1)	1,003	919,660
		$ 1,806,821
Office & Business Equipment — 0.1%
CDW LLC/CDW Finance Corp., 3.276%, 12/1/28	$731	$ 681,387
		$ 681,387
Oil and Gas — 0.3%
Diamondback Energy, Inc., 5.40%, 4/18/34	$769	$ 756,576
Parkland Corp., 4.625%, 5/1/30(1)	990	909,653
		$ 1,666,229
Pharmaceuticals — 0.6%
AbbVie, Inc., 5.50%, 3/15/64	$1,326	$ 1,267,254
Bristol-Myers Squibb Co., 5.65%, 2/22/64	2,172	2,092,323
		$ 3,359,577
Pipelines — 0.3%
ONEOK, Inc., 6.05%, 9/1/33	$1,845	$ 1,899,548
		$ 1,899,548
Real Estate Investment Trusts (REITs) — 2.1%
American Assets Trust LP, 3.375%, 2/1/31	$1,120	$ 974,956
COPT Defense Properties LP, 2.90%, 12/1/33	1,887	1,516,866
EPR Properties:
3.60%, 11/15/31	250	218,853
3.75%, 8/15/29	1,763	1,635,613
4.95%, 4/15/28	838	824,581
Extra Space Storage LP:
2.40%, 10/15/31	1,413	1,176,445
2.55%, 6/1/31	821	699,967
5.90%, 1/15/31	1,175	1,212,564
HAT Holdings I LLC/HAT Holdings II LLC, 3.75%, 9/15/30(1)	630	555,618
Ventas Realty LP, 5.625%, 7/1/34	1,856	1,869,736
VICI Properties LP:
5.125%, 11/15/31	495	483,192
5.75%, 4/1/34	930	939,195
		$ 12,107,586
Retail — 0.2%
Sonic Automotive, Inc., 4.625%, 11/15/29(1)	$980	$ 905,676
		$ 905,676

See Notes to Financial Statements.

Core Bond Portfolio
December 31, 2024
Portfolio of Investments — continued

Security	Principal Amount (000's omitted)	Value
Semiconductors — 0.3%
Intel Corp., 4.90%, 8/5/52	$2,364	$ 1,867,955
		$ 1,867,955
Software — 1.0%
Concentrix Corp., 6.60%, 8/2/28	$4,424	$ 4,534,976
Fiserv, Inc., 5.35%, 3/15/31	1,080	1,098,196
		$ 5,633,172
Telecommunications — 0.2%
AT&T, Inc., 3.65%, 6/1/51	$992	$ 701,225
SES GLOBAL Americas Holdings, Inc., 5.30%, 3/25/44(1)	611	445,058
SES SA, 5.30%, 4/4/43(1)	368	269,071
		$ 1,415,354
Total Corporate Bonds (identified cost $168,165,304)		$ 166,773,511

Exchange-Traded Funds — 0.2%
Security	Shares	Value
Fixed-Income Funds — 0.2%
Eaton Vance Ultra-Short Income ETF(8)	25,000	$ 1,267,250
Total Exchange-Traded Funds (identified cost $1,269,750)		$ 1,267,250

Preferred Stocks — 0.4%
Security	Shares	Value
Real Estate Management & Development — 0.2%
Brookfield Property Partners LP, Series A, 5.75%	83,921	$ 1,042,299
		$ 1,042,299
Wireless Telecommunication Services — 0.2%
U.S. Cellular Corp., 5.50%	42,377	$ 948,397
		$ 948,397
Total Preferred Stocks (identified cost $3,157,450)		$ 1,990,696

Taxable Municipal Obligations — 0.6%
Security	Principal Amount (000's omitted)	Value
Special Tax Revenue — 0.2%
California Health Facilities Financing Authority, (No Place Like Home Program), Social Bonds, 3.034%, 6/1/34	$1,430	$ 1,215,901
		$ 1,215,901
Water and Sewer — 0.4%
Narragansett Bay Commission, RI, Wastewater System Revenue:
Green Bonds, 2.094%, 9/1/30	$820	$ 713,982
Green Bonds, 2.184%, 9/1/31	650	553,663
Green Bonds, 2.264%, 9/1/32	585	487,861
Green Bonds, 2.344%, 9/1/33	635	519,119
		$ 2,274,625
Total Taxable Municipal Obligations (identified cost $4,120,000)		$ 3,490,526

U.S. Government Agency Mortgage-Backed Securities — 32.8%
Security	Principal Amount (000's omitted)	Value
Federal Home Loan Mortgage Corp.:
2.50%, 2/1/43	$562	$ 483,476
3.00%, with various maturities to 2046	2,502	2,188,017
3.50%, with various maturities to 2048	2,353	2,135,545
4.00%, with various maturities to 2047	1,848	1,724,060
4.50%, with various maturities to 2044	583	566,237
5.50%, 6/1/41	834	855,930
6.00%, 6/1/53	309	311,413
Federal National Mortgage Association:
2.50%, 3/1/47	684	574,115
3.00%, 7/1/49	701	604,582
3.50%, with various maturities to 2047	3,695	3,357,207
4.00%, with various maturities to 2046	1,255	1,169,415
4.50%, 2/1/44	213	206,249
5.00%, 7/1/41	192	191,918
5.50%, with various maturities to 2054	13,093	12,927,463
Government National Mortgage Association:
2.50%, with various maturities to 2051	2,696	2,226,208
3.50%, 12/20/45	798	723,416
5.50%, 6/20/53	2,092	2,103,895
6.00%, with various maturities to 2053	472	480,592
7.00%, 6/20/53	847	883,047

See Notes to Financial Statements.

Core Bond Portfolio
December 31, 2024
Portfolio of Investments — continued

Security	Principal Amount (000's omitted)	Value
Uniform Mortgage-Backed Security:
4.00%, 30-Year, TBA(9)	$5,942	$ 5,427,645
4.50%, 30-Year, TBA(9)	17,377	16,337,093
5.00%, 30-Year, TBA(9)	47,929	46,230,888
5.50%, 30-Year, TBA(9)	83,678	82,536,737
6.00%, 30-Year, TBA(9)	6,640	6,670,606
Total U.S. Government Agency Mortgage-Backed Securities (identified cost $196,742,947)		$ 190,915,754

U.S. Treasury Obligations — 23.9%
Security	Principal Amount (000's omitted)	Value
U.S. Treasury Bonds:
1.375%, 8/15/50	$906	$ 442,102
1.625%, 11/15/50	6,770	3,531,791
1.875%, 11/15/51	1,318	727,293
2.00%, 11/15/41	8,644	5,808,648
2.00%, 8/15/51	347	198,374
2.25%, 2/15/52	3,332	2,020,903
2.375%, 2/15/42	1,813	1,291,557
2.875%, 5/15/52	1,099	768,823
3.00%, 8/15/52	4,144	2,974,314
3.625%, 2/15/53	1,113	904,894
3.625%, 5/15/53	857	696,844
3.875%, 2/15/43	2,631	2,322,432
4.00%, 11/15/42	802	721,573
4.75%, 11/15/43	735	726,149
U.S. Treasury Notes:
0.375%, 11/30/25	3,634	3,509,515
0.375%, 12/31/25	28,291	27,244,769
0.375%, 1/31/26	4,956	4,756,013
0.75%, 4/30/26	4,821	4,605,523
1.125%, 2/29/28	7,680	6,968,118
1.25%, 4/30/28	3,455	3,130,838
1.875%, 2/28/27	19,332	18,393,593
2.75%, 4/30/27	18,000	17,404,741
2.875%, 11/30/25	500	493,900
3.125%, 8/31/27	3,713	3,606,653
3.50%, 1/31/28	2,593	2,534,016
3.875%, 12/31/27	2,000	1,977,395
4.125%, 9/30/27	1,600	1,593,931
4.125%, 11/30/29	16,000	15,820,721
Security	Principal Amount (000's omitted)	Value
U.S. Treasury Notes: (continued)
4.375%, 8/15/26	$4,040	$ 4,048,098
Total U.S. Treasury Obligations (identified cost $151,823,790)		$ 139,223,521

Short-Term Investments — 12.7%
Affiliated Fund – 9.7%
Security	Shares	Value
Morgan Stanley Institutional Liquidity Funds - Government Portfolio, Institutional Class, 4.43%(10)	56,230,488	$ 56,230,488
Total Affiliated Fund (identified cost $56,230,488)		$ 56,230,488

U.S. Treasury Obligations – 3.0%
Security	Principal Amount (000's omitted)	Value
U.S. Treasury Bills, 0.00%, 2/6/25	17,683	$ 17,610,576
Total U.S. Treasury Obligations (identified cost $17,604,921)		$ 17,610,576
Total Short-Term Investments (identified cost $73,835,409)		$ 73,841,064
Total Investments — 124.7% (identified cost $754,888,607)		$ 725,506,548
Other Assets, Less Liabilities — (24.7)%		$(143,625,164)
Net Assets — 100.0%		$ 581,881,384
The percentage shown for each investment category in the Portfolio of Investments is based on net assets.
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At December 31, 2024, the aggregate value of these securities is $189,890,579 or 32.6% of the Portfolio's net assets.
(2)	Weighted average fixed-rate coupon that changes/updates monthly. Rate shown is the rate at December 31, 2024.
(3)	Variable rate security. The stated interest rate represents the rate in effect at December 31, 2024.
(4)	Step coupon security. Interest rate represents the rate in effect at December 31, 2024.

See Notes to Financial Statements.

Core Bond Portfolio
December 31, 2024
Portfolio of Investments — continued

(5)	Represents an investment in an issuer that may be deemed to be an affiliate (see Note 7).
(6)	Security converts to variable rate after the indicated fixed-rate coupon period.
(7)	Perpetual security with no stated maturity date but may be subject to calls by the issuer.
(8)	Affiliated fund (see Note 7).
(9)	TBA (To Be Announced) securities are purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount, which is not expected to differ significantly from the commitment amount, and maturity date are determined upon settlement.
(10)	May be deemed to be an affiliated investment company (see Note 7). The rate shown is the annualized seven-day yield as of December 31, 2024.

Futures Contracts
Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/Unrealized Appreciation (Depreciation)
Interest Rate Futures
U.S. 2-Year Treasury Note	205	Long	3/31/25	$42,149,922	$ 11,585
U.S. 5-Year Treasury Note	652	Long	3/31/25	69,310,657	(209,884)
U.S. 10-Year Treasury Note	101	Long	3/20/25	10,983,750	(95,936)
U.S. Long Treasury Bond	216	Long	3/20/25	24,590,250	(535,833)
U.S. Ultra 10-Year Treasury Note	19	Long	3/20/25	2,114,938	7,407
U.S. Ultra-Long Treasury Bond	(25)	Short	3/20/25	(2,972,656)	30,275
					$(792,386)
Abbreviations:
SOFR	– Secured Overnight Financing Rate
STACR	– Structured Agency Credit Risk
TBA	– To Be Announced

See Notes to Financial Statements.

Core Bond Portfolio
December 31, 2024
Statement of Assets and Liabilities

December 31, 2024
Assets
Unaffiliated investments, at value (identified cost $696,339,323)	$667,073,728
Affiliated investments, at value (identified cost $58,549,284)	58,432,820
Deposits for forward commitment securities	2,510,000
Deposits for derivatives collateral — futures contracts	10,282,013
Interest receivable	4,277,948
Interest and dividends receivable from affiliated investments	242,854
Receivable from affiliates	35,096
Trustees' deferred compensation plan	61,283
Total assets	$742,915,742
Liabilities
Payable for forward commitment securities	$160,297,450
Payable for variation margin on open futures contracts	134,194
Due to custodian	92,826
Payable to affiliates:
Investment adviser fee	212,826
Trustees' fees	9,340
Trustees' deferred compensation plan	61,283
Accrued expenses	226,439
Total liabilities	$161,034,358
Net Assets applicable to investors' interest in Portfolio	$581,881,384

See Notes to Financial Statements.

Core Bond Portfolio
December 31, 2024
Statement of Operations

Year Ended
December 31, 2024
Investment Income
Dividend income (net of foreign taxes withheld of $19,886)	$165,894
Dividend income from affiliated investments	1,355,267
Interest income	27,248,273
Interest income from affiliated investments	100,117
Other income	1,795
Total investment income	$28,871,346
Expenses
Investment adviser fee	$2,757,557
Trustees’ fees and expenses	37,566
Custodian fee	199,302
Legal and accounting services	96,578
Miscellaneous	53,452
Total expenses	$3,144,455
Deduct:
Waiver and/or reimbursement of expenses by affiliates	$144,202
Total expense reductions	$144,202
Net expenses	$3,000,253
Net investment income	$25,871,093
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment transactions	$(5,984,590)
Futures contracts	(3,677,556)
Net realized loss	$(9,662,146)
Change in unrealized appreciation (depreciation):
Investments	$2,271,911
Investments - affiliated investments	88,783
Futures contracts	(2,040,768)
Net change in unrealized appreciation (depreciation)	$319,926
Net realized and unrealized loss	$(9,342,220)
Net increase in net assets from operations	$16,528,873

See Notes to Financial Statements.

Core Bond Portfolio
December 31, 2024
Statements of Changes in Net Assets

	Year Ended December 31,
	2024	2023
Increase (Decrease) in Net Assets
From operations:
Net investment income	$25,871,093	$22,160,888
Net realized loss	(9,662,146)	(23,641,763)
Net change in unrealized appreciation (depreciation)	319,926	34,122,291
Net increase in net assets from operations	$16,528,873	$32,641,416
Capital transactions:
Contributions	$130,190,460	$103,019,761
Withdrawals	(158,476,847)	(113,522,022)
Net decrease in net assets from capital transactions	$(28,286,387)	$(10,502,261)
Net increase (decrease) in net assets	$(11,757,514)	$22,139,155
Net Assets
At beginning of year	$593,638,898	$571,499,743
At end of year	$581,881,384	$593,638,898

See Notes to Financial Statements.

Core Bond Portfolio
December 31, 2024
Financial Highlights

	Year Ended December 31,
	2024	2023	2022	2021	2020
Ratios/Supplemental Data
Ratios (as a percentage of average daily net assets):(1)
Total expenses	0.51%	0.51%	0.50%	0.50%	0.50%
Net expenses	0.49%(2)	0.49%(2)	0.49%(2)	0.49%	0.49%
Net investment income	4.22%	3.74%	2.58%	2.06%	2.46%
Portfolio Turnover(3)	375%	227%	102%	122%	93%
Total Return	2.90%	6.08%	(13.13)%	0.70%	8.16%
Net assets, end of year (000’s omitted)	$581,881	$593,639	$571,500	$570,872	$575,953
(1)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Portfolio.
(2)	Includes a reduction by the investment adviser of a portion of its adviser fee due to the Portfolio’s investment in the Liquidity Fund and in other affiliated funds (equal to less than 0.01% of average daily net assets for the year ended December 31, 2024 and less than 0.005% of average daily net assets for the years ended December 31, 2023 and 2022).
(3)	Includes the effect of To Be Announced (TBA) transactions.

Core Bond Portfolio
December 31, 2024
Notes to Financial Statements

1  Significant Accounting Policies
Core Bond Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objectives are to seek current income and total return. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At December 31, 2024, Eaton Vance Balanced Fund and Eaton Vance Core Bond Fund held an interest of 62.7% and 37.3%, respectively, in the Portfolio.
The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.
A  Investment Valuation—The following methodologies are used to determine the market value or fair value of investments.
Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.
Equity Securities. Preferred securities and exchange-traded funds listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Preferred securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price. Preferred securities that are not listed or traded in the over-the-counter market are valued by a third party pricing service that uses various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events.
Derivatives. Futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded.
Other. Investments in management investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value as of the close of each business day.
Fair Valuation. In connection with Rule 2a-5 of the 1940 Act, the Trustees have designated the Portfolio’s investment adviser as its valuation designee. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued by the investment adviser, as valuation designee, at fair value using methods that most fairly reflect the security’s “fair value”, which is the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
B  Investment Transactions—Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.
C  Income—Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Withholding taxes on dividends have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. Distributions from investment companies are recorded as dividend income, capital gains or return of capital based on the nature of the distribution.
D  Federal Taxes—The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor's distributive share of the Portfolio's net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.
As of December 31, 2024, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

Core Bond Portfolio
December 31, 2024
Notes to Financial Statements — continued

E  Use of Estimates—The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.
F  Indemnifications—Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.
G  Futures Contracts—Upon entering into a futures contract, the Portfolio is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Portfolio each business day, depending on the daily fluctuations in the value of the underlying security and are recorded as unrealized gains or losses by the Portfolio. Gains (losses) are realized upon the expiration or closing of the futures contracts. Should market conditions change unexpectedly, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.
H  When-Issued Securities and Delayed Delivery Transactions—The Portfolio may purchase securities on a delayed delivery, when-issued or forward commitment basis, including TBA (To Be Announced) securities. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. Securities purchased on a delayed delivery, when-issued or forward commitment basis are marked-to-market daily and begin earning interest on settlement date. Such security purchases are subject to the risk that when delivered they will be worth less than the agreed upon payment price. Losses may also arise if the counterparty does not perform under the contract. A forward purchase commitment may also be closed by entering into an offsetting commitment. If an offsetting commitment is entered into, the Portfolio will realize a gain or loss on investments based on the price established when the Portfolio entered into the commitment.
I  Segment Reporting—During the year ended December 31, 2024, the Portfolio adopted FASB Accounting Standards Update No. 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures, (ASU 2023-07), which requires incremental disclosures related to a public entity’s reportable segments. The Portfolio operates as a single reportable segment, an investment company whose investment objectives are included in Note 1. In connection with the adoption of ASU 2023-07, the Portfolio’s President has been designated as the Portfolio’s Chief Operating Decision Maker (CODM), who is responsible for assessing the performance of the Portfolio’s single segment and deciding how to allocate the segment’s resources. To perform this function, the CODM reviews the information in the Portfolio’s Financial Statements.
2  Investment Adviser Fee and Other Transactions with Affiliates
The investment adviser fee is earned by Boston Management and Research (BMR), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory services rendered to the Portfolio. The fee is computed at an annual rate as a percentage of the Portfolio’s average daily net assets as follows and is payable monthly:
Average Daily Net Assets	Annual Fee Rate
Up to $1 billion	0.450%
$1 billion up to $2 billion	0.425%
$2 billion up to $5 billion	0.415%
$5 billion and over	0.405%
For the year ended December 31, 2024, the Portfolio's investment adviser fee amounted to $2,757,557 or 0.45% of the Portfolio’s average daily net assets. Pursuant to a voluntary expense reimbursement, BMR was allocated $104,884 of the Portfolio’s operating expenses for the year ended December 31, 2024. The Portfolio may invest in a money market fund, the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Government Portfolio (the “Liquidity Fund”), an open-end management investment company managed by Morgan Stanley Investment Management Inc., a wholly-owned subsidiary of Morgan Stanley, and in other affiliated funds. The investment adviser fee paid by the Portfolio is reduced by an amount equal to its pro rata share of the advisory and administration fees/advisory fees paid by the Portfolio due to its investment in the Liquidity Fund and in other affiliated funds. For the year ended December 31, 2024, the investment adviser fee paid was reduced by $39,318 relating to the Portfolio's investment in the Liquidity Fund and in other affiliated funds.

Core Bond Portfolio
December 31, 2024
Notes to Financial Statements — continued

Trustees and officers of the Portfolio who are members of BMR’s organization receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. Certain officers and Trustees of the Portfolio are officers of the above organization.
3  Purchases and Sales of Investments
Purchases and sales of investments, other than short-term obligations and including maturities, paydowns and TBA transactions, for the year ended December 31, 2024 were as follows:
	Purchases	Sales
Investments (non-U.S. Government)	$299,334,697	$291,271,643
U.S. Government and Agency Securities	2,249,303,458	2,250,923,277
	$2,548,638,155	$2,542,194,920
4  Federal Income Tax Basis of Investments
The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Portfolio at December 31, 2024, as determined on a federal income tax basis, were as follows:
Aggregate cost	$755,785,918
Gross unrealized appreciation	$2,891,840
Gross unrealized depreciation	(33,171,210)
Net unrealized depreciation	$(30,279,370)
5  Financial Instruments
The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at December 31, 2024 is included in the Portfolio of Investments. At December 31, 2024, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.
The Portfolio is subject to interest rate risk in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed-rate bonds, the value of these bonds may decrease if interest rates rise. The Portfolio enters into U.S. Treasury futures contracts to seek to hedge against fluctuations in interest rates.
The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is interest rate risk at December 31, 2024 was as follows:
	Fair Value
Derivative	Asset Derivative(1)	Liability Derivative(1)
Futures contracts	$49,267	$(841,653)
(1)	Only the current day’s variation margin on open futures contracts is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin on open futures contracts, as applicable.

Core Bond Portfolio
December 31, 2024
Notes to Financial Statements — continued

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is interest rate risk for the year ended December 31, 2024 was as follows:
Derivative	Realized Gain (Loss) on Derivatives Recognized in Income(1)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income(2)
Futures contracts	$(3,677,556)	$(2,040,768)
(1)	Statement of Operations location: Net realized gain (loss): Futures contracts.
(2)	Statement of Operations location: Change in unrealized appreciation (depreciation): Futures contracts.
The average notional cost of futures contracts outstanding during the year ended December 31, 2024, which is indicative of the volume of this derivative type, was approximately as follows:
Futures Contracts — Long	Futures Contracts — Short
$142,074,000	$10,269,000
6  Line of Credit
The Portfolio participates with other portfolios and funds managed by BMR and its affiliates in a $650 million unsecured revolving line of credit agreement with a group of banks, which is in effect through October 21, 2025. Borrowings are made by the Portfolio solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Portfolio based on its borrowings generally at an amount above either the Secured Overnight Financing Rate (SOFR) or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2024, an arrangement fee of $150,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended December 31, 2024.
7  Affiliated Investments
At December 31, 2024, the value of the Portfolio's investment in issuers and funds that may be deemed to be affiliated was $58,432,820, which represents 10.0% of the Portfolio's net assets. Transactions in such investments by the Portfolio for the year ended December 31, 2024 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Interest/ Dividend income	Principal amount/ Shares, end of period
Commercial Mortgage-Backed Securities
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C29, Class C, 4.715%, 5/15/49	$ 883,072	$ —	$ —	$ —	$52,010	$ 935,082	$ 47,617	$ 993,200
Morgan Stanley Capital I Trust, Series 2019-BPR, Class A, 7.318%, (1 mo. SOFR + 1.992%), 5/15/36	1,871,414	—	(1,910,687)	—	39,273	—	52,500	—
Exchange-Traded Funds
Eaton Vance Ultra-Short Income ETF	—	1,269,750	—	—	(2,500)	1,267,250	14,429	25,000

Core Bond Portfolio
December 31, 2024
Notes to Financial Statements — continued

Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Interest/ Dividend income	Principal amount/ Shares, end of period
Short-Term Investments
Liquidity Fund	$16,240,414	$338,232,401	$(298,242,327)	$ —	$ —	$56,230,488	$1,340,838	56,230,488
Total				$ —	$88,783	$58,432,820	$1,455,384
8  Fair Value Measurements
Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.
•	Level 1 – quoted prices in active markets for identical investments
•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including a fund's own assumptions in determining the fair value of investments)
In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
At December 31, 2024, the hierarchy of inputs used in valuing the Portfolio’s investments and open derivative instruments, which are carried at fair value, were as follows:
Asset Description	Level 1	Level 2	Level 3	Total
Asset-Backed Securities	$ —	$ 82,141,491	$ —	$ 82,141,491
Collateralized Mortgage Obligations	—	14,676,160	—	14,676,160
Commercial Mortgage-Backed Securities	—	51,186,575	—	51,186,575
Corporate Bonds	—	166,773,511	—	166,773,511
Exchange-Traded Funds	1,267,250	—	—	1,267,250
Preferred Stocks	1,990,696	—	—	1,990,696
Taxable Municipal Obligations	—	3,490,526	—	3,490,526
U.S. Government Agency Mortgage-Backed Securities	—	190,915,754	—	190,915,754
U.S. Treasury Obligations	—	139,223,521	—	139,223,521
Short-Term Investments:
Affiliated Fund	56,230,488	—	—	56,230,488
U.S. Treasury Obligations	—	17,610,576	—	17,610,576
Total Investments	$59,488,434	$666,018,114	$ —	$725,506,548
Futures Contracts	$ 49,267	$ —	$ —	$ 49,267
Total	$59,537,701	$666,018,114	$ —	$725,555,815
Liability Description
Futures Contracts	$ (841,653)	$ —	$ —	$ (841,653)
Total	$ (841,653)	$ —	$ —	$ (841,653)

Core Bond Portfolio
December 31, 2024
Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Core Bond Portfolio:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Core Bond Portfolio (the “Portfolio”), including the portfolio of investments, as of December 31, 2024, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2024, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
February 21, 2025
We have served as the auditor of one or more Eaton Vance investment companies since 1959.

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EAGIX-NCSR    12.31.24

Eaton Vance
Greater India Fund
Annual Financial Statements and
Additional Information
December 31, 2024

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the prospectus and/or statement of additional information, which can be obtained by calling 1-800-262-1122 or from a financial intermediary. Prospective investors should read the prospectus carefully before investing.

Annual Financial Statements and Additional Information December 31, 2024
Eaton Vance
Greater India Fund
Items 8, 9 and 11 of Form N-CSR are Not Applicable. For Item 10 of Form N-CSR, see Item 7.

Eaton Vance
Greater India Fund
December 31, 2024
Statement of Assets and Liabilities

December 31, 2024
Assets
Investment in Greater India Portfolio, at value (identified cost $201,160,725)	$301,169,449
Receivable for Fund shares sold	92,238
Total assets	$301,261,687
Liabilities
Payable for Fund shares redeemed	$151,469
Payable to affiliates:
Administration fee	39,639
Distribution and service fees	45,133
Trustees' fees	125
Payable for transfer and dividend disbursing agent fees	48,543
Payable for legal and accounting services	36,347
Payable for printing and postage	17,939
Accrued expenses	16,789
Total liabilities	$355,984
Net Assets	$300,905,703
Sources of Net Assets
Paid-in capital	$198,384,447
Distributable earnings	102,521,256
Net Assets	$300,905,703
Class A Shares
Net Assets	$166,399,194
Shares Outstanding	4,154,147
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$40.06
Maximum Offering Price Per Share (100 ÷ 94.75 of net asset value per share)	$42.28
Class C Shares
Net Assets	$10,084,881
Shares Outstanding	332,879
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$30.30
Class I Shares
Net Assets	$124,421,628
Shares Outstanding	2,930,075
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$42.46
On sales of $50,000 or more, the offering price of Class A shares is reduced.
*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.
1
See Notes to Financial Statements.

Eaton Vance
Greater India Fund
December 31, 2024
Statement of Operations

Year Ended
December 31, 2024
Investment Income
Dividend income allocated from Portfolio (net of foreign taxes withheld of $603,100)	$2,427,843
Interest income allocated from Portfolio	18,632
Expenses allocated from Portfolio	(2,634,446)
Total investment loss from Portfolio	$(187,971)
Expenses
Administration fee	$421,972
Distribution and service fees:
Class A	416,779
Class C	90,851
Trustees’ fees and expenses	500
Custodian fee	26,132
Transfer and dividend disbursing agent fees	220,826
Legal and accounting services	59,508
Printing and postage	35,186
Registration fees	61,800
Miscellaneous	13,145
Total expenses	$1,346,699
Net investment loss	$(1,534,670)
Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss):
Investment transactions (net of foreign capital gains taxes of $2,776,528)	$12,631,941
Futures contracts	434,687
Foreign currency transactions	(189,641)
Net realized gain	$12,876,987
Change in unrealized appreciation (depreciation):
Investments (including net increase in accrued foreign capital gains taxes of $8,627,321)	$29,766,933
Futures contracts	(90,863)
Foreign currency	(6,515)
Net change in unrealized appreciation (depreciation)	$29,669,555
Net realized and unrealized gain	$42,546,542
Net increase in net assets from operations	$41,011,872
2
See Notes to Financial Statements.

Eaton Vance
Greater India Fund
December 31, 2024
Statements of Changes in Net Assets

	Year Ended December 31,
	2024	2023
Increase (Decrease) in Net Assets
From operations:
Net investment loss	$(1,534,670)	$(1,092,379)
Net realized gain	12,876,987	12,067,870
Net change in unrealized appreciation (depreciation)	29,669,555	29,355,254
Net increase in net assets from operations	$41,011,872	$40,330,745
Distributions to shareholders:
Class A	$(6,623,679)	$(6,812,648)
Class C	(512,658)	(370,271)
Class I	(4,801,004)	(3,372,222)
Total distributions to shareholders	$(11,937,341)	$(10,555,141)
Transactions in shares of beneficial interest:
Class A	$1,846,895	$(2,774,248)
Class C	2,896,490	416,233
Class I	38,100,201	14,980,102
Net increase in net assets from Fund share transactions	$42,843,586	$12,622,087
Net increase in net assets	$71,918,117	$42,397,691
Net Assets
At beginning of year	$228,987,586	$186,589,895
At end of year	$300,905,703	$228,987,586
3
See Notes to Financial Statements.

Eaton Vance
Greater India Fund
December 31, 2024
Financial Highlights

	Class A
	Year Ended December 31,
	2024	2023	2022	2021	2020
Net asset value — Beginning of year	$35.42	$30.84	$44.09	$38.79	$34.30
Income (Loss) From Operations
Net investment loss(1)	$(0.25)	$(0.19)	$(0.36)	$(0.43)	$(0.24)
Net realized and unrealized gain (loss)	6.52	6.49	(6.22)	9.73	4.83
Total income (loss) from operations	$6.27	$6.30	$(6.58)	$9.30	$4.59
Less Distributions
From net investment income	$—	$—	$(0.76)	$—	$—
From net realized gain	(1.63)	(1.72)	(5.91)	(4.00)	(0.10)
Total distributions	$(1.63)	$(1.72)	$(6.67)	$(4.00)	$(0.10)
Net asset value — End of year	$40.06	$35.42	$30.84	$44.09	$38.79
Total Return(2)	17.51%	20.60%	(15.54)%	24.04%	13.42%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$166,399	$145,561	$129,752	$181,368	$155,011
Ratios (as a percentage of average daily net assets):(3)(4)
Total expenses	1.48%	1.55%	1.57%	1.54%	1.56%
Net expenses	1.48%(5)	1.55%(5)	1.57%(5)	1.54%	1.56%
Net investment loss	(0.62)%	(0.60)%	(0.93)%	(0.98)%	(0.75)%
Portfolio Turnover of the Portfolio	22%	34%	17%	33%	26%
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes the Fund’s share of the Portfolio's allocated expenses.
(5)	Includes a reduction by the investment adviser of a portion of the Portfolio’s adviser fee due to the Portfolio’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended December 31, 2024, 2023 and 2022).
4
See Notes to Financial Statements.

Eaton Vance
Greater India Fund
December 31, 2024
Financial Highlights — continued

	Class C
	Year Ended December 31,
	2024	2023	2022	2021	2020
Net asset value — Beginning of year	$27.32	$24.30	$36.39	$32.81	$29.23
Income (Loss) From Operations
Net investment loss(1)	$(0.42)	$(0.34)	$(0.52)	$(0.62)	$(0.39)
Net realized and unrealized gain (loss)	5.03	5.08	(5.07)	8.20	4.07
Total income (loss) from operations	$4.61	$4.74	$(5.59)	$7.58	$3.68
Less Distributions
From net investment income	$—	$—	$(0.59)	$—	$—
From net realized gain	(1.63)	(1.72)	(5.91)	(4.00)	(0.10)
Total distributions	$(1.63)	$(1.72)	$(6.50)	$(4.00)	$(0.10)
Net asset value — End of year	$30.30	$27.32	$24.30	$36.39	$32.81
Total Return(2)	16.62%	19.73%	(16.10)%	23.17%	12.64%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$10,085	$6,502	$5,465	$9,181	$7,548
Ratios (as a percentage of average daily net assets):(3)(4)
Total expenses	2.23%	2.30%	2.29%	2.24%	2.26%
Net expenses	2.23%(5)	2.30%(5)	2.29%(5)	2.24%	2.26%
Net investment loss	(1.35)%	(1.35)%	(1.64)%	(1.69)%	(1.44)%
Portfolio Turnover of the Portfolio	22%	34%	17%	33%	26%
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes the Fund’s share of the Portfolio's allocated expenses.
(5)	Includes a reduction by the investment adviser of a portion of the Portfolio’s adviser fee due to the Portfolio’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended December 31, 2024, 2023 and 2022).
5
See Notes to Financial Statements.

Eaton Vance
Greater India Fund
December 31, 2024
Financial Highlights — continued

	Class I
	Year Ended December 31,
	2024	2023	2022	2021	2020
Net asset value — Beginning of year	$37.38	$32.38	$45.60	$39.92	$35.19
Income (Loss) From Operations
Net investment loss(1)	$(0.16)	$(0.12)	$(0.26)	$(0.30)	$(0.15)
Net realized and unrealized gain (loss)	6.87	6.84	(6.17)	9.98	4.98
Total income (loss) from operations	$6.71	$6.72	$(6.43)	$9.68	$4.83
Less Distributions
From net investment income	$—	$—	$(0.88)	$—	$—
From net realized gain	(1.63)	(1.72)	(5.91)	(4.00)	(0.10)
Total distributions	$(1.63)	$(1.72)	$(6.79)	$(4.00)	$(0.10)
Net asset value — End of year	$42.46	$37.38	$32.38	$45.60	$39.92
Total Return(2)	17.77%	20.92%	(14.66)%	24.31%	13.77%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$124,422	$76,924	$51,372	$96,220	$66,744
Ratios (as a percentage of average daily net assets):(3)(4)
Total expenses	1.23%	1.30%	1.28%	1.24%	1.26%
Net expenses	1.23%(5)	1.30%(5)	1.28%(5)	1.24%	1.26%
Net investment loss	(0.36)%	(0.34)%	(0.64)%	(0.66)%	(0.45)%
Portfolio Turnover of the Portfolio	22%	34%	17%	33%	26%
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes the Fund’s share of the Portfolio's allocated expenses.
(5)	Includes a reduction by the investment adviser of a portion of the Portfolio’s adviser fee due to the Portfolio’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended December 31, 2024, 2023 and 2022).
6
See Notes to Financial Statements.

Eaton Vance
Greater India Fund
December 31, 2024
Notes to Financial Statements

1  Significant Accounting Policies
Eaton Vance Greater India Fund (the Fund) is a non-diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Effective November 5, 2020, Class C shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Greater India Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (approximately 100% at December 31, 2024). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.
The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.
A  Investment Valuation—Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.
B  Income—The Fund's net investment income or loss consists of the Fund's pro rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.
C  Federal and Other Taxes—The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.
In addition to the requirements of the Internal Revenue Code, the Fund may also be required to recognize its pro rata share of the capital gains taxes incurred by the Portfolio. In doing so, the daily net asset value would reflect the Fund’s pro rata share of the estimated reserve for such taxes incurred by the Portfolio.
As of December 31, 2024, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
D  Expenses—The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.
E  Use of Estimates—The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.
F  Indemnifications—Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
G  Other—Investment transactions are accounted for on a trade date basis.
H  Segment Reporting—During the year ended December 31, 2024, the Fund adopted FASB Accounting Standards Update No. 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures, (ASU 2023-07), which requires incremental disclosures related to a public entity’s reportable segments. The Fund operates as a single reportable segment, an investment company whose investment objective is included in Note 1. In connection with the adoption of ASU 2023-07, the Fund’s President has been designated as the Fund’s Chief Operating Decision Maker (CODM), who is
7

Eaton Vance
Greater India Fund
December 31, 2024
Notes to Financial Statements — continued

responsible for assessing the performance of the Fund’s single segment and deciding how to allocate the segment’s resources. To perform this function, the CODM reviews the information in the Fund’s Financial Statements.
2  Distributions to Shareholders and Income Tax Information
It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.
The tax character of distributions declared for the years ended December 31, 2024 and December 31, 2023 was as follows:
	Year Ended December 31,
	2024	2023
Long-term capital gains	$11,937,341	$10,555,141
During the year ended December 31, 2024, distributable earnings was increased by $690,237 and paid-in capital was decreased by $690,237 due to the Fund’s use of equalization accounting and differences between book and tax accounting for net operating losses. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.
As of December 31, 2024, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
Undistributed long-term capital gains	$ 2,741,276
Late year ordinary losses	(205,924)
Net unrealized appreciation	99,985,904
Distributable earnings	$102,521,256
At December 31, 2024, the Fund had a late year ordinary loss of $205,924 related to certain specified losses realized after October 31, 2024, which it has elected to defer to the following taxable year pursuant to income tax regulations.
3  Investment Adviser Fee and Other Transactions with Affiliates
The investment adviser fee is earned by Boston Management and Research (BMR), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory services rendered to the Fund. The fee is computed at an annual rate as a percentage of the Fund’s average daily net assets that are not invested in other investment companies for which BMR or its affiliates serve as investment adviser and receive an advisory fee as follows and is payable monthly:
Average Daily Net Assets	Annual Fee Rate
Up to $500 million	0.850%
$500 million but less than $1 billion	0.800%
$1 billion but less than $2.5 billion	0.775%
$2.5 billion but less than $5 billion	0.750%
$5 billion and over	0.730%
For the year ended December 31, 2024, the Fund incurred no investment adviser fee on such assets. Pursuant to an investment sub-advisory agreement, BMR has delegated the investment management of the Fund to Goldman Sachs Asset Management, L.P. (GSAM). BMR pays GSAM a portion of its investment adviser fee for sub-advisory services provided to the Fund. To the extent the Fund’s assets are invested in the Portfolio, the Fund is allocated its
8

Eaton Vance
Greater India Fund
December 31, 2024
Notes to Financial Statements — continued

pro rata share of the Portfolio’s investment adviser fee. The Portfolio has engaged BMR to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. The administration fee is earned by Eaton Vance Management (EVM), an affiliate of BMR and an indirect, wholly-owned subsidiary of Morgan Stanley, for administering the business affairs of the Fund and is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended December 31, 2024, the administration fee amounted to $421,972.
EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended December 31, 2024, EVM earned $28,254 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $22,606 as its portion of the sales charge on sales of Class A shares for the year ended December 31, 2024. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).
Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee and administration fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.
4  Distribution Plans
The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended December 31, 2024 amounted to $416,779 for Class A shares.
The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended December 31, 2024, the Fund paid or accrued to EVD $68,138 for Class C shares.
Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended December 31, 2024 amounted to $22,713 for Class C shares.
Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).
5  Contingent Deferred Sales Charges
A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within 12 months of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 12 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended December 31, 2024, the Fund was informed that EVD received $1,166 of CDSCs paid by Class C shareholders and no CDSCs paid by Class A shareholders.
6  Investment Transactions
For the year ended December 31, 2024, increases and decreases in the Fund's investment in the Portfolio aggregated $61,937,101 and $32,332,036, respectively.
9

Eaton Vance
Greater India Fund
December 31, 2024
Notes to Financial Statements — continued

7  Shares of Beneficial Interest
The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares, including direct exchanges pursuant to share class conversions, were as follows:
	Year Ended December 31, 2024		Year Ended December 31, 2023
	Shares	Amount	Shares	Amount
Class A
Sales	419,468	$16,844,920	260,972	$ 8,530,072
Issued to shareholders electing to receive payments of distributions in Fund shares	143,051	5,982,399	178,735	6,128,812
Redemptions	(517,574)	(20,980,424)	(537,727)	(17,433,132)
Net increase (decrease)	44,945	$ 1,846,895	(98,020)	$(2,774,248)
Class C
Sales	99,750	$ 3,047,765	61,482	$ 1,612,127
Issued to shareholders electing to receive payments of distributions in Fund shares	16,198	512,658	13,994	370,271
Redemptions	(21,094)	(663,933)	(62,370)	(1,566,165)
Net increase	94,854	$ 2,896,490	13,106	$ 416,233
Class I
Sales	1,658,451	$71,825,685	1,087,631	$36,011,279
Issued to shareholders electing to receive payments of distributions in Fund shares	103,877	4,603,855	87,371	3,161,086
Redemptions	(890,185)	(38,329,339)	(703,559)	(24,192,263)
Net increase	872,143	$38,100,201	471,443	$14,980,102
10

Eaton Vance
Greater India Fund
December 31, 2024
Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Special Investment Trust and Shareholders of Eaton Vance Greater India Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Eaton Vance Greater India Fund (the “Fund”) (one of the funds constituting Eaton Vance Special Investment Trust), as of December 31, 2024, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2024, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
February 21, 2025
We have served as the auditor of one or more Eaton Vance investment companies since 1959.
11

Eaton Vance
Greater India Fund
December 31, 2024
Federal Tax Information (Unaudited)

The Form 1099-DIV you received in February 2025 showed the tax status of all distributions paid to your account in calendar year 2024. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals, the foreign tax credit and capital gains dividends.
Qualified Dividend Income. For the fiscal year ended December 31, 2024, the Fund designates approximately $2,550,595, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.
Foreign Tax Credit. For the fiscal year ended December 31, 2024, the Fund paid foreign taxes of $3,372,587 and recognized foreign source income of $2,494,447.
Capital Gains Dividends. The Fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2024, $14,752,357 or, if subsequently determined to be different, the net capital gain of such year.
12

Greater India Portfolio
December 31, 2024
Portfolio of Investments

Common Stocks — 104.1%
Security	Shares	Value
India — 102.4%
Automobile Components — 2.2%
Samvardhana Motherson International Ltd.	2,263,729	$ 4,109,641
Sona BLW Precision Forgings Ltd.(1)	373,044	2,585,211
		$ 6,694,852
Automobiles — 7.5%
Hyundai Motor India Ltd.(2)	213,810	$ 4,510,517
Mahindra & Mahindra Ltd.	372,134	13,025,882
Maruti Suzuki India Ltd.	12,909	1,632,905
TVS Motor Co. Ltd.	127,029	3,506,744
		$ 22,676,048
Banks — 14.6%
AU Small Finance Bank Ltd.(1)	390,109	$ 2,541,493
Axis Bank Ltd.	851,714	10,561,346
HDFC Bank Ltd.	126,174	2,609,317
ICICI Bank Ltd.	1,777,600	26,560,577
IDFC First Bank Ltd.(2)	2,260,974	1,663,469
		$ 43,936,202
Building Products — 0.5%
Kajaria Ceramics Ltd.	111,660	$ 1,509,203
		$ 1,509,203
Capital Markets — 2.2%
360 ONE WAM Ltd.	211,285	$ 3,088,810
Angel One Ltd.	31,059	1,059,284
Nuvama Wealth Management Ltd.	30,541	2,467,711
		$ 6,615,805
Chemicals — 0.4%
Navin Fluorine International Ltd.	32,128	$ 1,216,175
		$ 1,216,175
Construction & Engineering — 0.7%
Techno Electric & Engineering Co. Ltd.	115,623	$ 2,113,821
		$ 2,113,821
Construction Materials — 1.0%
Shree Cement Ltd.	10,073	$ 3,017,641
		$ 3,017,641
Security	Shares	Value
Consumer Finance — 5.5%
Bajaj Finance Ltd.	135,341	$ 10,762,119
Cholamandalam Investment & Finance Co. Ltd.	262,971	3,635,410
Five-Star Business Finance Ltd.(2)	250,434	2,259,739
		$ 16,657,268
Consumer Staples Distribution & Retail — 0.4%
Medplus Health Services Ltd.(2)	127,157	$ 1,232,461
		$ 1,232,461
Electrical Equipment — 1.9%
KEI Industries Ltd.	38,334	$ 1,981,342
Suzlon Energy Ltd.(2)	5,160,848	3,737,134
		$ 5,718,476
Financial Services — 2.4%
Jio Financial Services Ltd.(2)	1,052,129	$ 3,660,551
REC Ltd.	608,568	3,548,290
		$ 7,208,841
Food Products — 1.7%
Tata Consumer Products Ltd.	471,645	$ 5,029,718
		$ 5,029,718
Health Care Providers & Services — 2.1%
Apollo Hospitals Enterprise Ltd.	75,793	$ 6,449,251
		$ 6,449,251
Hotels, Restaurants & Leisure — 4.1%
Devyani International Ltd.(2)	611,229	$ 1,299,732
Zomato Ltd.(2)	3,419,775	11,077,882
		$ 12,377,614
Household Durables — 3.7%
Cello World Ltd.	95,468	$ 842,247
Dixon Technologies India Ltd.	40,110	8,381,249
Whirlpool of India Ltd.	91,899	1,969,945
		$ 11,193,441
Independent Power and Renewable Electricity Producers — 3.5%
NHPC Ltd.	2,536,068	$ 2,381,747
NTPC Green Energy Ltd.(2)	1,977,060	2,937,171
NTPC Ltd.	1,368,772	5,317,267
		$ 10,636,185

13
See Notes to Financial Statements.

Greater India Portfolio
December 31, 2024
Portfolio of Investments — continued

Security	Shares	Value
Industrial Conglomerates — 1.3%
Siemens Ltd.	49,280	$ 3,752,977
		$ 3,752,977
Insurance — 3.6%
Go Digit General Insurance Ltd.(2)	498,425	$ 1,850,190
PB Fintech Ltd.(2)	174,259	4,278,023
SBI Life Insurance Co. Ltd.(1)	291,428	4,722,565
		$ 10,850,778
Interactive Media & Services — 1.5%
Info Edge India Ltd.	43,007	$ 4,348,717
		$ 4,348,717
IT Services — 12.0%
Coforge Ltd.	58,498	$ 6,572,540
Infosys Ltd.	955,253	20,925,324
Persistent Systems Ltd.	77,824	5,850,174
Zensar Technologies Ltd.	311,778	2,727,974
		$ 36,076,012
Metals & Mining — 4.6%
APL Apollo Tubes Ltd.	166,492	$ 3,042,635
Hindalco Industries Ltd.	845,342	5,932,051
Vedanta Ltd.	924,480	4,790,612
		$ 13,765,298
Oil, Gas & Consumable Fuels — 2.6%
Reliance Industries Ltd.	547,464	$ 7,753,515
		$ 7,753,515
Paper and Forest Products — 0.8%
Aditya Birla Real Estate Ltd.	84,904	$ 2,485,557
		$ 2,485,557
Personal Care Products — 2.7%
Colgate-Palmolive (India) Ltd.	122,796	$ 3,841,141
Godrej Consumer Products Ltd.	348,511	4,396,988
		$ 8,238,129
Pharmaceuticals — 6.5%
Pfizer Ltd.	24,356	$ 1,499,593
Sun Pharmaceutical Industries Ltd.	533,461	11,739,804
Suven Pharmaceuticals Ltd.(2)	133,333	1,771,070
Torrent Pharmaceuticals Ltd.	112,149	4,395,848
		$ 19,406,315
Security	Shares	Value
Real Estate Management & Development — 1.9%
Godrej Properties Ltd.(2)	175,382	$ 5,690,208
		$ 5,690,208
Specialty Retail — 4.0%
BrainBees Solutions Ltd.(2)	284,985	$ 2,169,389
Metro Brands Ltd.	81,175	1,151,595
Trent Ltd.	106,688	8,851,916
		$ 12,172,900
Textiles, Apparel & Luxury Goods — 1.7%
Kalyan Jewellers India Ltd.	560,482	$ 5,005,780
		$ 5,005,780
Wireless Telecommunication Services — 4.8%
Bharti Airtel Ltd.	785,600	$ 14,545,905
		$ 14,545,905
Total India (identified cost $188,902,852)		$308,375,093
United States — 1.7%
IT Services — 1.7%
Cognizant Technology Solutions Corp., Class A	65,127	$ 5,008,266
Total United States (identified cost $4,683,360)		$ 5,008,266
Total Common Stocks (identified cost $193,586,212)		$313,383,359

Short-Term Investments — 2.2%
Security	Shares	Value
Morgan Stanley Institutional Liquidity Funds - Government Portfolio, Institutional Class, 4.43%(3)	6,723,781	$ 6,723,781
Total Short-Term Investments (identified cost $6,723,781)		$ 6,723,781
Total Investments — 106.3% (identified cost $200,309,993)		$320,107,140
Other Assets, Less Liabilities — (6.3)%		$(18,934,287)
Net Assets — 100.0%		$301,172,853

14
See Notes to Financial Statements.

Greater India Portfolio
December 31, 2024
Portfolio of Investments — continued

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At December 31, 2024, the aggregate value of these securities is $9,849,269 or 3.3% of the Portfolio's net assets.
(2)	Non-income producing security.
(3)	May be deemed to be an affiliated investment company (see Note 7). The rate shown is the annualized seven-day yield as of December 31, 2024.
Futures Contracts
Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/Unrealized Appreciation (Depreciation)
Equity Futures
NSE IFSC Nifty 50 Index	132	Long	1/30/25	$6,261,929	$(65,589)
					$(65,589)
15
See Notes to Financial Statements.

Greater India Portfolio
December 31, 2024
Statement of Assets and Liabilities

December 31, 2024
Assets
Unaffiliated investments, at value (identified cost $193,586,212)	$313,383,359
Affiliated investments, at value (identified cost $6,723,781)	6,723,781
Deposits for derivatives collateral — futures contracts	363,000
Foreign currency, at value (identified cost $712,833)	706,074
Dividends receivable	64,636
Dividends receivable from affiliated investments	37,075
Receivable for foreign taxes	43,182
Trustees' deferred compensation plan	24,382
Total assets	$321,345,489
Liabilities
Payable for variation margin on open futures contracts	$30,775
Payable to affiliates:
Investment adviser fee	224,322
Trustees' fees	4,595
Trustees' deferred compensation plan	24,382
Accrued foreign capital gains taxes	19,771,667
Accrued expenses	116,895
Total liabilities	$20,172,636
Net Assets applicable to investors' interest in Portfolio	$301,172,853
16
See Notes to Financial Statements.

Greater India Portfolio
December 31, 2024
Statement of Operations

Year Ended
December 31, 2024
Investment Income
Dividend income (net of foreign taxes withheld of $603,107)	$1,952,769
Dividend income from affiliated investments	475,102
Interest income	18,632
Total investment income	$2,446,503
Expenses
Investment adviser fee	$2,392,983
Trustees’ fees and expenses	17,805
Custodian fee	125,890
Legal and accounting services	103,759
Miscellaneous	7,616
Total expenses	$2,648,053
Deduct:
Waiver and/or reimbursement of expenses by affiliates	$13,578
Total expense reductions	$13,578
Net expenses	$2,634,475
Net investment loss	$(187,972)
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment transactions (net of foreign capital gains taxes of $2,776,560)	$12,632,091
Futures contracts	434,692
Foreign currency transactions	(189,643)
Net realized gain	$12,877,140
Change in unrealized appreciation (depreciation):
Investments (including net increase in accrued foreign capital gains taxes of $8,627,426)	$29,767,306
Futures contracts	(90,864)
Foreign currency	(6,515)
Net change in unrealized appreciation (depreciation)	$29,669,927
Net realized and unrealized gain	$42,547,067
Net increase in net assets from operations	$42,359,095
17
See Notes to Financial Statements.

Greater India Portfolio
December 31, 2024
Statements of Changes in Net Assets

	Year Ended December 31,
	2024	2023
Increase (Decrease) in Net Assets
From operations:
Net investment loss	$(187,972)	$(44,329)
Net realized gain	12,877,140	12,068,019
Net change in unrealized appreciation (depreciation)	29,669,927	29,355,611
Net increase in net assets from operations	$42,359,095	$41,379,301
Capital transactions:
Contributions	$61,937,101	$31,982,220
Withdrawals	(32,332,036)	(31,356,983)
Net increase in net assets from capital transactions	$29,605,065	$625,237
Net increase in net assets	$71,964,160	$42,004,538
Net Assets
At beginning of year	$229,208,693	$187,204,155
At end of year	$301,172,853	$229,208,693
18
See Notes to Financial Statements.

Greater India Portfolio
December 31, 2024
Financial Highlights

	Year Ended December 31,
Ratios/Supplemental Data	2024	2023	2022	2021	2020
Ratios (as a percentage of average daily net assets):(1)
Total expenses	0.93%	0.97%	0.97%	0.95%	0.93%
Net expenses	0.93%(2)	0.97%(2)	0.97%(2)	0.95%	0.93%
Net investment loss	(0.07)%	(0.02)%	(0.32)%	(0.39)%	(0.12)%
Portfolio Turnover	22%	34%	17%	33%	26%
Total Return	18.15%	21.29%	(14.39)%	24.76%	14.14%
Net assets, end of year (000’s omitted)	$301,173	$229,209	$187,204	$284,153	$229,025
(1)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Portfolio.
(2)	Includes a reduction by the investment adviser of a portion of its adviser fee due to the Portfolio’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended December 31, 2024, 2023 and 2022).
19
See Notes to Financial Statements.

Greater India Portfolio
December 31, 2024
Notes to Financial Statements

1  Significant Accounting Policies
Greater India Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a non-diversified, open-end management investment company. The Portfolio’s investment objective is to seek long-term capital appreciation. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At December 31, 2024, Eaton Vance Greater India Fund held an interest of approximately 100% in the Portfolio.
The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.
A  Investment Valuation—The following methodologies are used to determine the market value or fair value of investments.
Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices.
Derivatives. Futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded, with adjustments for fair valuation for certain foreign futures contracts as described below.
Foreign Securities, Futures Contracts and Currencies. Foreign securities, futures contracts and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities and certain exchange-traded foreign futures contracts generally is determined as of the close of trading on the principal exchange on which such securities and contracts trade. Foreign ownership of shares of certain Indian companies may be subject to limitations. When foreign ownership of such an Indian company’s shares approaches the limitation, foreign investors may be willing to pay a premium to the local share price to acquire shares from other foreign investors. Such shares are valued at the closing price for foreign investors as provided by the exchange on which they trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities and certain foreign futures contracts to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities and foreign futures contracts that meet certain criteria, the Portfolio’s Trustees have approved the use of a fair value service that values such securities and foreign futures contracts to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities and foreign futures contracts.
Other. Investments in management investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value as of the close of each business day.
Fair Valuation. In connection with Rule 2a-5 of the 1940 Act, the Trustees have designated the Portfolio’s investment adviser as its valuation designee. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued by the investment adviser, as valuation designee, at fair value using methods that most fairly reflect the security’s “fair value”, which is the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
B  Investment Transactions—Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.
C  Income—Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio's understanding of the applicable countries’ tax rules and rates. Interest income is accrued as earned.
D  Federal and Other Taxes—The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.
20

Greater India Portfolio
December 31, 2024
Notes to Financial Statements — continued

In addition to the requirements of the Internal Revenue Code, the Portfolio may also be subject to local taxes on the recognition of capital gains in India. In determining the daily net asset value, the Portfolio estimates the accrual for such taxes, if any, based on the unrealized appreciation on certain portfolio securities, historical effective tax rates on securities sold, and the availability of any realized losses in excess of gains that may be carried forward to offset future gains. Taxes attributable to unrealized appreciation are included in the change in unrealized appreciation (depreciation) on investments. Capital gains taxes on certain Indian securities sold at a gain are included in net realized gain (loss) on investments. As of December 31, 2024, the Portfolio for tax reporting in India had no accumulated losses available to be carried forward to offset future realized gains from the sale of Indian securities.
As of December 31, 2024, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing. The Portfolio also files a tax return in India annually as of March 31st. Such tax returns are subject to examination by the Indian tax authorities for open years as determined by the statute of limitations, which is generally a period of up to 7 years after a tax return is filed.
E  Foreign Currency Translation—Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
F  Use of Estimates—The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.
G  Indemnifications—Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.
H  Futures Contracts—Upon entering into a futures contract, the Portfolio is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Portfolio each business day, depending on the daily fluctuations in the value of the underlying security or index, and are recorded as unrealized gains or losses by the Portfolio. Gains (losses) are realized upon the expiration or closing of the futures contracts. Should market conditions change unexpectedly, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.
I  Segment Reporting—During the year ended December 31, 2024, the Portfolio adopted FASB Accounting Standards Update No. 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures, (ASU 2023-07), which requires incremental disclosures related to a public entity’s reportable segments. The Portfolio operates as a single reportable segment, an investment company whose investment objective is included in Note 1. In connection with the adoption of ASU 2023-07, the Portfolio’s President has been designated as the Portfolio’s Chief Operating Decision Maker (CODM), who is responsible for assessing the performance of the Portfolio’s single segment and deciding how to allocate the segment’s resources. To perform this function, the CODM reviews the information in the Portfolio’s Financial Statements.
21

Greater India Portfolio
December 31, 2024
Notes to Financial Statements — continued

2  Investment Adviser Fee and Other Transactions with Affiliates
The investment adviser fee is earned by Boston Management and Research (BMR), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory services rendered to the Portfolio. The fee is computed at an annual rate as a percentage of average daily net assets as follows and is payable monthly:
Average Daily Net Assets	Annual Fee Rate
Up to $500 million	0.850%
$500 million but less than $1 billion	0.800%
$1 billion but less than $2.5 billion	0.775%
$2.5 billion but less than $5 billion	0.750%
$5 billion and over	0.730%
For the year ended December 31, 2024, the investment adviser fee amounted to $2,392,983 or 0.85% of the Portfolio's average daily net assets. Pursuant to an investment sub-advisory agreement, BMR has delegated the investment management of the Portfolio to Goldman Sachs Asset Management, L.P. (GSAM). BMR pays GSAM a portion of its investment adviser fee for sub-advisory services provided to the Portfolio. The Portfolio may invest in a money market fund, the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Government Portfolio (the “Liquidity Fund”), an open-end management investment company managed by Morgan Stanley Investment Management Inc., a wholly-owned subsidiary of Morgan Stanley. The investment adviser fee paid by the Portfolio is reduced by an amount equal to its pro rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Fund. For the year ended December 31, 2024, the investment adviser fee paid was reduced by $13,578 relating to the Portfolio's investment in the Liquidity Fund.
Trustees and officers of the Portfolio who are members of BMR’s organization receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. Certain officers and Trustees of the Portfolio are officers of BMR.
3  Purchases and Sales of Investments
Purchases and sales of investments, other than short-term obligations, aggregated $88,420,641 and $64,079,261, respectively, for the year ended December 31, 2024.
4  Federal Income Tax Basis of Investments
The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Portfolio at December 31, 2024, as determined on a federal income tax basis, were as follows:
Aggregate cost	$203,221,526
Gross unrealized appreciation	$119,962,221
Gross unrealized depreciation	(3,142,196)
Net unrealized appreciation	$116,820,025
5  Financial Instruments
The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at December 31, 2024 is included in the Portfolio of Investments. At December 31, 2024, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.
The Portfolio is subject to equity price risk in the normal course of pursuing its investment objective. The Portfolio enters into equity index futures contracts to manage cash flows.
22

Greater India Portfolio
December 31, 2024
Notes to Financial Statements — continued

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is equity price risk at December 31, 2024 was as follows:
	Fair Value
Derivative	Asset Derivative	Liability Derivative(1)
Futures contracts	$ —	$(65,589)
(1)	Only the current day's variation margin on open futures contracts is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin on open futures contracts, as applicable.
The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is equity price risk for the year ended December 31, 2024 was as follows:
Derivative	Realized Gain (Loss) on Derivatives Recognized in Income(1)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income(2)
Futures contracts	$434,692	$(90,864)
(1)	Statement of Operations location: Net realized gain (loss): Futures contracts.
(2)	Statement of Operations location: Change in unrealized appreciation (depreciation): Futures contracts.
The average notional cost of futures contracts (long) outstanding during the year ended December 31, 2024, which is indicative of the volume of this derivative type, was approximately $7,767,000.
6  Line of Credit
The Portfolio participates with other portfolios and funds managed by BMR and its affiliates in a $650 million unsecured revolving line of credit agreement with a group of banks, which is in effect through October 21, 2025. Borrowings are made by the Portfolio solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Portfolio based on its borrowings generally at an amount above either the Secured Overnight Financing Rate (SOFR) or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2024, an arrangement fee of $150,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended December 31, 2024.
7  Affiliated Investments
At December 31, 2024, the value of the Portfolio's investment in funds that may be deemed to be affiliated was $6,723,781, which represents 2.2% of the Portfolio's net assets. Transactions in such investments by the Portfolio for the year ended December 31, 2024 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Shares, end of period
Short-Term Investments
Liquidity Fund	$5,091,586	$95,678,692	$(94,046,497)	$ —	$ —	$6,723,781	$475,102	6,723,781
23

Greater India Portfolio
December 31, 2024
Notes to Financial Statements — continued

8  Fair Value Measurements
Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.
•	Level 1 – quoted prices in active markets for identical investments
•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including a fund's own assumptions in determining the fair value of investments)
In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
At December 31, 2024, the hierarchy of inputs used in valuing the Portfolio's investments and open derivative instruments, which are carried at fair value, were as follows:
Asset Description	Level 1	Level 2	Level 3	Total
Common Stocks:
Communication Services	$ —	$ 18,894,622	$ —	$ 18,894,622
Consumer Discretionary	4,510,517	65,610,118	—	70,120,635
Consumer Staples	—	14,500,308	—	14,500,308
Energy	—	7,753,515	—	7,753,515
Financials	—	85,268,894	—	85,268,894
Health Care	—	25,855,566	—	25,855,566
Industrials	—	13,094,477	—	13,094,477
Information Technology	5,008,266	36,076,012	—	41,084,278
Materials	—	20,484,671	—	20,484,671
Real Estate	—	5,690,208	—	5,690,208
Utilities	2,937,171	7,699,014	—	10,636,185
Total Common Stocks	$12,455,954	$300,927,405*	$ —	$313,383,359
Short-Term Investments	$ 6,723,781	$ —	$ —	$ 6,723,781
Total Investments	$19,179,735	$ 300,927,405	$ —	$320,107,140
Liability Description
Futures Contracts	$ —	$ (65,589)	$ —	$ (65,589)
Total	$ —	$ (65,589)	$ —	$ (65,589)
*	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.
9  Risks and Uncertainties
Risks Associated with Foreign Investments
Foreign investments can be adversely affected by political, economic and market developments abroad, including the imposition of economic and other sanctions by the United States or another country, and by acts of terrorism and war. There may be less publicly available information about foreign issuers because they may not be subject to reporting practices, requirements or regulations comparable to those to which United States companies are subject. Foreign markets may be smaller, less liquid and more volatile than the major markets in the United States. Trading in foreign markets typically involves higher expense than trading in the United States. The Portfolio may have difficulties enforcing its legal or contractual rights in a foreign country. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates.
24

Greater India Portfolio
December 31, 2024
Notes to Financial Statements — continued

Countries within the Indian sub-continent region are considered emerging market countries. The securities markets within the Indian sub-continent are undergoing a period of growth and change, which may result in trading or price volatility and difficulties in the settlement and recording of transactions, and in interpreting and applying relevant laws and regulations. The securities markets in these countries are comparatively underdeveloped and may be concentrated in certain sectors. In addition, governmental actions can have a significant effect on the economic conditions in the India region, which could adversely affect the value and liquidity of investments.
25

Greater India Portfolio
December 31, 2024
Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Greater India Portfolio:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Greater India Portfolio (the “Portfolio”), including the portfolio of investments, as of December 31, 2024, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2024, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on the Portfolio's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
February 21, 2025
We have served as the auditor of one or more Eaton Vance investment companies since 1959.
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ETGIX-NCSR    12.31.24

Eaton Vance
Dividend Builder Fund
Annual Financial Statements and
Additional Information
December 31, 2024

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the prospectus and/or statement of additional information, which can be obtained by calling 1-800-262-1122 or from a financial intermediary. Prospective investors should read the prospectus carefully before investing.

Annual Financial Statements and Additional Information December 31, 2024
Eaton Vance
Dividend Builder Fund
Items 8, 9 and 11 of Form N-CSR are Not Applicable. For Item 10 of Form N-CSR, see Item 7.

Eaton Vance
Dividend Builder Fund
December 31, 2024
Portfolio of Investments

Common Stocks — 99.0%
Security	Shares	Value
Aerospace & Defense — 1.4%
L3Harris Technologies, Inc.	58,500	$ 12,301,380
		$ 12,301,380
Banks — 4.9%
JPMorgan Chase & Co.	113,000	$ 27,087,230
Truist Financial Corp.	386,800	16,779,384
		$ 43,866,614
Beverages — 1.6%
Coca-Cola Co.	235,300	$ 14,649,778
		$ 14,649,778
Biotechnology — 3.1%
AbbVie, Inc.	86,800	$ 15,424,360
Gilead Sciences, Inc.	130,600	12,063,522
		$ 27,487,882
Building Products — 1.1%
Carrier Global Corp.	146,400	$ 9,993,264
		$ 9,993,264
Capital Markets — 9.2%
Blackrock, Inc.	18,200	$ 18,657,002
Blue Owl Capital, Inc.(1)	770,300	17,917,178
CME Group, Inc.	77,700	18,044,271
Intercontinental Exchange, Inc.	91,700	13,664,217
S&P Global, Inc.	28,500	14,193,855
		$ 82,476,523
Commercial Services & Supplies — 1.1%
Waste Management, Inc.	49,800	$ 10,049,142
		$ 10,049,142
Consumer Staples Distribution & Retail — 2.2%
Walmart, Inc.	217,900	$ 19,687,265
		$ 19,687,265
Containers & Packaging — 2.3%
International Paper Co.(1)	385,500	$ 20,747,610
		$ 20,747,610
Security	Shares	Value
Diversified Telecommunication Services — 1.2%
TELUS Corp.	820,500	$ 11,124,940
		$ 11,124,940
Electric Utilities — 2.0%
Xcel Energy, Inc.	264,700	$ 17,872,544
		$ 17,872,544
Electrical Equipment — 1.2%
AMETEK, Inc.	58,900	$ 10,617,314
		$ 10,617,314
Electronic Equipment, Instruments & Components — 2.6%
Amphenol Corp., Class A	180,600	$ 12,542,670
CDW Corp.	61,100	10,633,844
		$ 23,176,514
Financial Services — 2.0%
Fidelity National Information Services, Inc.	215,300	$ 17,389,781
		$ 17,389,781
Food Products — 0.9%
Lamb Weston Holdings, Inc.(1)	122,800	$ 8,206,724
		$ 8,206,724
Health Care Equipment & Supplies — 2.0%
Abbott Laboratories	156,900	$ 17,746,959
		$ 17,746,959
Health Care Providers & Services — 2.3%
UnitedHealth Group, Inc.	40,600	$ 20,537,916
		$ 20,537,916
Hotels, Restaurants & Leisure — 1.4%
Booking Holdings, Inc.	2,600	$ 12,917,892
		$ 12,917,892
Household Products — 2.3%
Procter & Gamble Co.	122,200	$ 20,486,830
		$ 20,486,830
Industrial Conglomerates — 2.0%
3M Co.	141,000	$ 18,201,690
		$ 18,201,690

1

Eaton Vance
Dividend Builder Fund
December 31, 2024
Portfolio of Investments — continued

Security	Shares	Value
Insurance — 6.3%
Allstate Corp.	65,400	$ 12,608,466
American Financial Group, Inc.	120,100	16,445,293
Arthur J. Gallagher & Co.	36,800	10,445,680
Fidelity National Financial, Inc.	296,800	16,662,352
		$ 56,161,791
Interactive Media & Services — 1.0%
Alphabet, Inc., Class A	46,400	$ 8,783,520
		$ 8,783,520
Machinery — 1.4%
Parker-Hannifin Corp.	19,300	$ 12,275,379
		$ 12,275,379
Media — 2.1%
Comcast Corp., Class A	330,300	$ 12,396,159
New York Times Co., Class A	126,500	6,584,325
		$ 18,980,484
Multi-Utilities — 2.0%
Sempra	206,300	$ 18,096,636
		$ 18,096,636
Oil, Gas & Consumable Fuels — 5.9%
Chevron Corp.	205,100	$ 29,706,684
EOG Resources, Inc.	190,500	23,351,490
		$ 53,058,174
Pharmaceuticals — 5.5%
Bristol-Myers Squibb Co.	359,100	$ 20,310,696
Eli Lilly & Co.	5,900	4,554,800
Johnson & Johnson	165,600	23,949,072
		$ 48,814,568
Professional Services — 4.1%
Automatic Data Processing, Inc.	61,400	$ 17,973,622
Booz Allen Hamilton Holding Corp.	64,700	8,326,890
Broadridge Financial Solutions, Inc.	45,300	10,241,877
		$ 36,542,389
Semiconductors & Semiconductor Equipment — 11.3%
Analog Devices, Inc.	73,500	$ 15,615,810
Broadcom, Inc.	190,100	44,072,784
Lam Research Corp.	230,000	16,612,900
Security	Shares	Value
Semiconductors & Semiconductor Equipment (continued)
QUALCOMM, Inc.	96,100	$ 14,762,882
Texas Instruments, Inc.	54,700	10,256,797
		$101,321,173
Software — 5.3%
Microsoft Corp.	89,767	$ 37,836,790
Oracle Corp.	58,600	9,765,104
		$ 47,601,894
Specialized REITs — 1.9%
Lamar Advertising Co., Class A	135,700	$ 16,520,118
		$ 16,520,118
Specialty Retail — 2.0%
Home Depot, Inc.	44,700	$ 17,387,853
		$ 17,387,853
Technology Hardware, Storage & Peripherals — 1.4%
Apple, Inc.	49,300	$ 12,345,706
		$ 12,345,706
Trading Companies & Distributors — 1.2%
Fastenal Co.	145,500	$ 10,462,905
		$ 10,462,905
Wireless Telecommunication Services — 0.8%
T-Mobile U.S., Inc.	32,400	$ 7,151,652
		$ 7,151,652
Total Common Stocks (identified cost $672,660,666)		$885,042,804

Short-Term Investments — 1.0%
Security	Shares	Value
Morgan Stanley Institutional Liquidity Funds - Government Portfolio, Institutional Class, 4.43%(2)	8,579,891	$ 8,579,891
Total Short-Term Investments (identified cost $8,579,891)		$ 8,579,891
Total Investments — 100.0% (identified cost $681,240,557)		$893,622,695
Other Assets, Less Liabilities — 0.0%(3)		$ 120,769
Net Assets — 100.0%		$893,743,464

2

Eaton Vance
Dividend Builder Fund
December 31, 2024
Portfolio of Investments — continued

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.
(1)	All or a portion of this security was on loan at December 31, 2024. The aggregate market value of securities on loan at December 31, 2024 was $36,229,728.
(2)	May be deemed to be an affiliated investment company (see Note 10). The rate shown is the annualized seven-day yield as of December 31, 2024.
(3)	Amount is less than 0.05%.
Abbreviations:
REITs	– Real Estate Investment Trusts
3

Eaton Vance
Dividend Builder Fund
December 31, 2024
Statement of Assets and Liabilities

December 31, 2024
Assets
Unaffiliated investments, at value (identified cost $672,660,666) — including $36,229,728 of securities on loan	$885,042,804
Affiliated investments, at value (identified cost $8,579,891)	8,579,891
Dividends receivable	1,150,152
Dividends receivable from affiliated investments	26,318
Receivable for Fund shares sold	270,210
Securities lending income receivable	2,612
Tax reclaims receivable	13,200
Trustees' deferred compensation plan	223,446
Total assets	$895,308,633
Liabilities
Payable for Fund shares redeemed	$320,299
Payable to affiliates:
Investment adviser fee	495,328
Distribution and service fees	158,499
Trustees' fees	13,570
Trustees' deferred compensation plan	223,446
Payable for custodian fee	126,943
Payable for transfer and dividend disbursing agent fees	102,161
Accrued expenses	124,923
Total liabilities	$1,565,169
Net Assets	$893,743,464
Sources of Net Assets
Paid-in capital	$673,329,178
Distributable earnings	220,414,286
Net Assets	$893,743,464
Class A Shares
Net Assets	$673,450,681
Shares Outstanding	42,509,848
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$15.84
Maximum Offering Price Per Share (100 ÷ 94.75 of net asset value per share)	$16.72
Class C Shares
Net Assets	$13,711,477
Shares Outstanding	856,403
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$16.01
Class I Shares
Net Assets	$206,581,306
Shares Outstanding	13,057,579
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$15.82
On sales of $50,000 or more, the offering price of Class A shares is reduced.
*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.
4
See Notes to Financial Statements.

Eaton Vance
Dividend Builder Fund
December 31, 2024
Statement of Operations

Year Ended
December 31, 2024
Investment Income
Dividend income (net of foreign taxes withheld of $121,196)	$23,043,900
Dividend income from affiliated investments	213,184
Securities lending income, net	14,715
Other income	248,345
Total investment income	$23,520,144
Expenses
Investment adviser fee	$5,683,514
Distribution and service fees:
Class A	1,687,921
Class C	150,153
Trustees’ fees and expenses	53,456
Custodian fee	217,158
Transfer and dividend disbursing agent fees	427,062
Legal and accounting services	91,550
Printing and postage	50,032
Registration fees	49,044
Miscellaneous	38,129
Total expenses	$8,448,019
Deduct:
Waiver and/or reimbursement of expenses by affiliates	$6,139
Total expense reductions	$6,139
Net expenses	$8,441,880
Net investment income	$15,078,264
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment transactions	$56,060,263
Foreign currency transactions	23,702
Net realized gain	$56,083,965
Change in unrealized appreciation (depreciation):
Investments	$49,032,982
Foreign currency	(6,125)
Net change in unrealized appreciation (depreciation)	$49,026,857
Net realized and unrealized gain	$105,110,822
Net increase in net assets from operations	$120,189,086
5
See Notes to Financial Statements.

Eaton Vance
Dividend Builder Fund
December 31, 2024
Statements of Changes in Net Assets

	Year Ended December 31,
	2024	2023
Increase (Decrease) in Net Assets
From operations:
Net investment income	$15,078,264	$14,993,172
Net realized gain	56,083,965	18,625,322
Net change in unrealized appreciation (depreciation)	49,026,857	55,705,116
Net increase in net assets from operations	$120,189,086	$89,323,610
Distributions to shareholders:
Class A	$(49,127,130)	$(21,380,850)
Class C	(916,865)	(422,329)
Class I	(15,445,833)	(6,744,252)
Total distributions to shareholders	$(65,489,828)	$(28,547,431)
Transactions in shares of beneficial interest:
Class A	$(19,607,175)	$(50,226,438)
Class C	(3,301,988)	(5,431,780)
Class I	4,281,533	(32,041,702)
Net decrease in net assets from Fund share transactions	$(18,627,630)	$(87,699,920)
Net increase (decrease) in net assets	$36,071,628	$(26,923,741)
Net Assets
At beginning of year	$857,671,836	$884,595,577
At end of year	$893,743,464	$857,671,836
6
See Notes to Financial Statements.

Eaton Vance
Dividend Builder Fund
December 31, 2024
Financial Highlights

	Class A
	Year Ended December 31,
	2024	2023	2022	2021	2020
Net asset value — Beginning of year	$14.87	$13.84	$19.85	$17.03	$15.61
Income (Loss) From Operations
Net investment income(1)	$0.26	$0.25	$0.33	$0.36	$0.28
Net realized and unrealized gain (loss)	1.91	1.26	(2.22)	3.74	1.59
Total income (loss) from operations	$2.17	$1.51	$(1.89)	$4.10	$1.87
Less Distributions
From net investment income	$(0.27)	$(0.23)	$(0.34)	$(0.34)	$(0.26)
From net realized gain	(0.93)	(0.25)	(3.78)	(0.94)	(0.19)
Total distributions	$(1.20)	$(0.48)	$(4.12)	$(1.28)	$(0.45)
Net asset value — End of year	$15.84	$14.87	$13.84	$19.85	$17.03
Total Return(2)	14.51%	11.16%	(9.75)%	24.42%	12.32%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$673,451	$650,959	$655,476	$821,560	$725,569
Ratios (as a percentage of average daily net assets):(3)
Total expenses	0.99%	1.01%	1.00%	0.99%	1.01%
Net expenses	0.99%(4)	1.01%(4)	1.00%(4)	0.99%	1.01%
Net investment income	1.65%	1.74%	1.85%	1.89%	1.83%
Portfolio Turnover	50%	49%	57%	74%	81%
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes a reduction by the investment adviser of a portion of its adviser fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended December 31, 2024, 2023 and 2022).
7
See Notes to Financial Statements.

Eaton Vance
Dividend Builder Fund
December 31, 2024
Financial Highlights — continued

	Class C
	Year Ended December 31,
	2024	2023	2022	2021	2020
Net asset value — Beginning of year	$15.02	$13.98	$19.99	$17.15	$15.71
Income (Loss) From Operations
Net investment income(1)	$0.15	$0.14	$0.20	$0.22	$0.17
Net realized and unrealized gain (loss)	1.92	1.28	(2.23)	3.76	1.60
Total income (loss) from operations	$2.07	$1.42	$(2.03)	$3.98	$1.77
Less Distributions
From net investment income	$(0.15)	$(0.13)	$(0.20)	$(0.20)	$(0.15)
From net realized gain	(0.93)	(0.25)	(3.78)	(0.94)	(0.18)
Total distributions	$(1.08)	$(0.38)	$(3.98)	$(1.14)	$(0.33)
Net asset value — End of year	$16.01	$15.02	$13.98	$19.99	$17.15
Total Return(2)	13.67%	10.28%	(10.37)%	23.43%	11.51%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$13,711	$15,965	$20,214	$27,405	$29,195
Ratios (as a percentage of average daily net assets):(3)
Total expenses	1.74%	1.76%	1.75%	1.74%	1.76%
Net expenses	1.74%(4)	1.76%(4)	1.75%(4)	1.74%	1.76%
Net investment income	0.90%	0.98%	1.10%	1.15%	1.10%
Portfolio Turnover	50%	49%	57%	74%	81%
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes a reduction by the investment adviser of a portion of its adviser fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended December 31, 2024, 2023 and 2022).
8
See Notes to Financial Statements.

Eaton Vance
Dividend Builder Fund
December 31, 2024
Financial Highlights — continued

	Class I
	Year Ended December 31,
	2024	2023	2022	2021	2020
Net asset value — Beginning of year	$14.85	$13.82	$19.83	$17.02	$15.60
Income (Loss) From Operations
Net investment income(1)	$0.30	$0.28	$0.37	$0.41	$0.31
Net realized and unrealized gain (loss)	1.91	1.27	(2.22)	3.73	1.59
Total income (loss) from operations	$2.21	$1.55	$(1.85)	$4.14	$1.90
Less Distributions
From net investment income	$(0.31)	$(0.27)	$(0.38)	$(0.39)	$(0.30)
From net realized gain	(0.93)	(0.25)	(3.78)	(0.94)	(0.18)
Total distributions	$(1.24)	$(0.52)	$(4.16)	$(1.33)	$(0.48)
Net asset value — End of year	$15.82	$14.85	$13.82	$19.83	$17.02
Total Return(2)	14.82%	11.46%	(9.54)%	24.68%	12.61%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$206,581	$190,748	$208,906	$239,294	$196,896
Ratios (as a percentage of average daily net assets):(3)
Total expenses	0.74%	0.76%	0.75%	0.74%	0.76%
Net expenses	0.74%(4)	0.76%(4)	0.75%(4)	0.74%	0.76%
Net investment income	1.91%	2.00%	2.11%	2.14%	2.08%
Portfolio Turnover	50%	49%	57%	74%	81%
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes a reduction by the investment adviser of a portion of its adviser fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended December 31, 2024, 2023 and 2022).
9
See Notes to Financial Statements.

Eaton Vance
Dividend Builder Fund
December 31, 2024
Notes to Financial Statements

1  Significant Accounting Policies
Eaton Vance Dividend Builder Fund (the Fund) is a diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is to seek total return. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Effective November 5, 2020, Class C shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses.
The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.
A  Investment Valuation—The following methodologies are used to determine the market value or fair value of investments.
Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices.
Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Fund's Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.
Other. Investments in management investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value as of the close of each business day.
Fair Valuation. In connection with Rule 2a-5 of the 1940 Act, the Trustees have designated the Fund’s investment adviser as its valuation designee. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued by the investment adviser, as valuation designee, at fair value using methods that most fairly reflect the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
B  Investment Transactions—Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.
C  Income—Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates. In consideration of recent decisions rendered by European courts, the Fund has filed additional tax reclaims for previously withheld taxes on dividends earned in certain European Union countries (the “EU reclaims”). These filings are subject to various administrative and judicial proceedings within these countries. Due to the uncertainty as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, the EU reclaims are recorded as income only when the likelihood of their receipt becomes certain. During the year ended December 31, 2024, the Fund received approximately $248,000 from Sweden for EU reclaims and interest thereon. Such amount is included in Other income on the Statement of Operations.
D  Federal Taxes—The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.
10

Eaton Vance
Dividend Builder Fund
December 31, 2024
Notes to Financial Statements — continued

As of December 31, 2024, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
E  Expenses—The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.
F  Foreign Currency Translation—Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
G  Use of Estimates—The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.
H  Indemnifications—Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Trust shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
I  Segment Reporting—During the year ended December 31, 2024, the Fund adopted FASB Accounting Standards Update No. 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures, (ASU 2023-07), which requires incremental disclosures related to a public entity’s reportable segments. The Fund operates as a single reportable segment, an investment company whose investment objective is included in Note 1. In connection with the adoption of ASU 2023-07, the Fund’s President has been designated as the Fund’s Chief Operating Decision Maker (CODM), who is responsible for assessing the performance of the Fund’s single segment and deciding how to allocate the segment’s resources. To perform this function, the CODM reviews the information in the Fund’s Financial Statements.
2  Distributions to Shareholders and Income Tax Information
It is the present policy of the Fund to make monthly distributions of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.
The tax character of distributions declared for the years ended December 31, 2024 and December 31, 2023 was as follows:
	Year Ended December 31,
	2024	2023
Ordinary income	$17,086,404	$27,033,688
Long-term capital gains	$48,403,424	$1,513,743
During the year ended December 31, 2024, distributable earnings was decreased by $1,974,056 and paid-in capital was increased by $1,974,056 due to the Fund's use of equalization accounting. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder's portion of undistributed taxable income and net capital gains.These reclassifications had no effect on the net assets or net asset value per share of the Fund.
11

Eaton Vance
Dividend Builder Fund
December 31, 2024
Notes to Financial Statements — continued

As of December 31, 2024, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
Undistributed ordinary income	$ 23,378
Undistributed long-term capital gains	8,488,874
Net unrealized appreciation	211,902,034
Distributable earnings	$220,414,286
The cost and unrealized appreciation (depreciation) of investments of the Fund at December 31, 2024, as determined on a federal income tax basis, were as follows:
Aggregate cost	$681,758,889
Gross unrealized appreciation	$222,842,525
Gross unrealized depreciation	(10,978,719)
Net unrealized appreciation	$211,863,806
3  Investment Adviser Fee and Other Transactions with Affiliates
The investment adviser fee is earned by Boston Management and Research (BMR), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory services rendered to the Fund. The fee is computed at an annual rate as a percentage of the Fund’s average daily net assets as follows and is payable monthly.
Average Daily Net Assets	Annual Fee Rate
Up to $500 million	0.6500%
$500 million but less than $1 billion	0.6250%
$1 billion but less than $1.5 billion	0.6000%
$1.5 billion but less than $2 billion	0.5500%
$2 billion but less than $3 billion	0.5000%
$3 billion and over	0.4375%
For the year ended December 31, 2024, the investment adviser fee amounted to $5,683,514 or 0.64% of the Fund’s average daily net assets. The Fund may invest in a money market fund, the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Government Portfolio (the “Liquidity Fund”), an open-end management investment company managed by Morgan Stanley Investment Management Inc., a wholly-owned subsidiary of Morgan Stanley. The investment adviser fee paid by the Fund is reduced by an amount equal to its pro rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Fund. For the year ended December 31, 2024, the investment adviser fee paid was reduced by $6,139 relating to the Fund’s investment in the Liquidity Fund.
Eaton Vance Management (EVM), an affiliate of BMR and an indirect, wholly-owned subsidiary of Morgan Stanley, serves as the administrator of the Fund, but receives no compensation. EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended December 31, 2024, EVM earned $80,474 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $11,867 as its portion of the sales charge on sales of Class A shares for the year ended December 31, 2024. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).
Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. Certain officers and Trustees of the Fund are officers of the above organizations.
12

Eaton Vance
Dividend Builder Fund
December 31, 2024
Notes to Financial Statements — continued

4  Distribution Plans
The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended December 31, 2024 amounted to $1,687,921 for Class A shares.
The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended December 31, 2024, the Fund paid or accrued to EVD $112,615 for Class C shares.
Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended December 31, 2024 amounted to $37,538 for Class C shares.
Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).
5  Contingent Deferred Sales Charges
A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within 12 months of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 12 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended December 31, 2024, the Fund was informed that EVD received $3,115 of CDSCs paid by Class C shareholders and no CDSCs paid by Class A shareholders.
6  Purchases and Sales of Investments
Purchases and sales of investments, other than short-term obligations, aggregated $442,808,406 and $510,364,579, respectively, for the year ended December 31, 2024.
7  Shares of Beneficial Interest
The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares, including direct exchanges pursuant to share class conversions, were as follows:
	Year Ended December 31, 2024		Year Ended December 31, 2023
	Shares	Amount	Shares	Amount
Class A
Sales	1,315,415	$20,999,576	1,180,743	$16,620,433
Issued to shareholders electing to receive payments of distributions in Fund shares	2,605,502	42,192,703	1,296,568	18,294,619
Redemptions	(5,179,405)	(82,799,454)	(6,066,763)	(85,141,490)
Net decrease	(1,258,488)	$(19,607,175)	(3,589,452)	$(50,226,438)
Class C
Sales	142,656	$ 2,300,306	83,540	$ 1,177,856
Issued to shareholders electing to receive payments of distributions in Fund shares	52,835	866,152	28,216	403,013
Redemptions	(401,797)	(6,468,446)	(495,486)	(7,012,649)
Net decrease	(206,306)	$(3,301,988)	(383,730)	$(5,431,780)
13

Eaton Vance
Dividend Builder Fund
December 31, 2024
Notes to Financial Statements — continued

	Year Ended December 31, 2024		Year Ended December 31, 2023
	Shares	Amount	Shares	Amount
Class I
Sales	1,627,354	$26,350,578	1,657,338	$23,181,763
Issued to shareholders electing to receive payments of distributions in Fund shares	883,188	14,278,452	445,880	6,277,951
Redemptions	(2,294,366)	(36,347,497)	(4,372,906)	(61,501,416)
Net increase (decrease)	216,176	$ 4,281,533	(2,269,688)	$(32,041,702)
8  Line of Credit
The Fund participates with other portfolios and funds managed by BMR and its affiliates in a $650 million unsecured revolving line of credit agreement with a group of banks, which is in effect through October 21, 2025. Borrowings are made by the Fund solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Fund based on its borrowings generally at an amount above either the Secured Overnight Financing Rate (SOFR) or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2024, an arrangement fee of $150,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended December 31, 2024.
9  Securities Lending Agreement
The Fund has established a securities lending agreement with State Street Bank and Trust Company (SSBT) as securities lending agent in which the Fund lends portfolio securities to qualified borrowers in exchange for collateral consisting of either cash or securities issued or guaranteed by the U.S. government or its agencies or instrumentalities in an amount at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is delivered to the Fund on the next business day. Cash collateral is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market fund registered under the 1940 Act. The Fund earns interest on the amount invested but it must pay (and at times receive from) the broker a loan rebate fee computed as a varying percentage of the collateral received. For security loans secured by non-cash collateral, the Fund earns a negotiated lending fee from the borrower. A portion of the income earned by the Fund from its investment of cash collateral, net of rebate fees, and lending fees received is allocated to SSBT for its services as lending agent and the portion allocated to the Fund is presented as securities lending income, net on the Statement of Operations. Non-cash collateral is held by the lending agent on behalf of the Fund and cannot be sold or re-pledged by the Fund; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.
The Fund is subject to possible delay in the recovery of loaned securities. Pursuant to the securities lending agreement, SSBT has provided indemnification to the Fund in the event of default by a borrower with respect to a loan. The Fund bears the risk of loss with respect to the investment of cash collateral.
At December 31, 2024, the value of the securities loaned and the value of the collateral received amounted to $36,229,728 and $37,019,104, respectively. Collateral received was comprised of U.S. Government and/or agencies securities. The securities lending transactions have no contractual maturity date and each of the Fund and borrower has the option to terminate a loan at any time.
10  Affiliated Investments
At December 31, 2024, the value of the Fund's investment in funds that may be deemed to be affiliated was $8,579,891, which represents 1.0% of the Fund's net assets. Transactions in such investments by the Fund for the year ended December 31, 2024 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Shares, end of period
Short-Term Investments
Liquidity Fund	$9,065,154	$115,865,039	$(116,350,302)	$ —	$ —	$8,579,891	$213,184	8,579,891
14

Eaton Vance
Dividend Builder Fund
December 31, 2024
Notes to Financial Statements — continued

11  Fair Value Measurements
Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.
•	Level 1 – quoted prices in active markets for identical investments
•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including a fund's own assumptions in determining the fair value of investments)
In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
At December 31, 2024, the hierarchy of inputs used in valuing the Fund's investments, which are carried at fair value, were as follows:
Asset Description	Level 1	Level 2	Level 3	Total
Common Stocks	$885,042,804*	$ —	$ —	$885,042,804
Short-Term Investments	8,579,891	—	—	8,579,891
Total Investments	$ 893,622,695	$ —	$ —	$893,622,695
*	The level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.
15

Eaton Vance
Dividend Builder Fund
December 31, 2024
Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Special Investment Trust and Shareholders of Eaton Vance Dividend Builder Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Eaton Vance Dividend Builder Fund (the “Fund”) (one of the funds constituting Eaton Vance Special Investment Trust), including the portfolio of investments, as of December 31, 2024, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2024, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
February 21, 2025
We have served as the auditor of one or more Eaton Vance investment companies since 1959.
16

Eaton Vance
Dividend Builder Fund
December 31, 2024
Federal Tax Information (Unaudited)

The Form 1099-DIV you received in February 2025 showed the tax status of all distributions paid to your account in calendar year 2024. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations and capital gains dividends.
Qualified Dividend Income. For the fiscal year ended December 31, 2024, the Fund designates approximately $21,503,870, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.
Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2024 ordinary income dividends, 100% qualifies for the corporate dividends received deduction.
Capital Gains Dividends. The Fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2024, $56,000,155 or, if subsequently determined to be different, the net capital gain of such year.
17

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EVTMX-NCSR    12.31.24

Eaton Vance
Growth Fund
Annual Financial Statements and
Additional Information
December 31, 2024

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the prospectus and/or statement of additional information, which can be obtained by calling 1-800-262-1122 or from a financial intermediary. Prospective investors should read the prospectus carefully before investing.

Annual Financial Statements and Additional Information December 31, 2024
Eaton Vance
Growth Fund
Items 8, 9 and 11 of Form N-CSR are Not Applicable. For Item 10 of Form N-CSR, see Item 7.

Eaton Vance
Growth Fund
December 31, 2024
Portfolio of Investments

Common Stocks — 99.3%
Security	Shares	Value
Aerospace & Defense — 0.9%
HEICO Corp.	15,666	$ 3,724,435
		$ 3,724,435
Automobiles — 1.2%
Tesla, Inc.(1)	12,740	$ 5,144,922
		$ 5,144,922
Beverages — 0.7%
Coca-Cola Co.	46,964	$ 2,923,979
		$ 2,923,979
Broadline Retail — 8.7%
Amazon.com, Inc.(1)	170,736	$ 37,457,771
		$ 37,457,771
Building Products — 1.0%
Trane Technologies PLC	12,064	$ 4,455,838
		$ 4,455,838
Capital Markets — 2.9%
Blue Owl Capital, Inc.(2)	103,586	$ 2,409,410
Intercontinental Exchange, Inc.	13,566	2,021,470
S&P Global, Inc.	7,045	3,508,621
Tradeweb Markets, Inc., Class A	36,438	4,770,463
		$ 12,709,964
Commercial Services & Supplies — 1.9%
Copart, Inc.(1)	69,171	$ 3,969,723
Waste Connections, Inc.	25,403	4,358,647
		$ 8,328,370
Communications Equipment — 1.1%
Arista Networks, Inc.(1)	42,849	$ 4,736,100
		$ 4,736,100
Consumer Staples Distribution & Retail — 3.6%
BJ's Wholesale Club Holdings, Inc.(1)	50,370	$ 4,500,560
Costco Wholesale Corp.	7,446	6,822,546
Walmart, Inc.	45,505	4,111,377
		$ 15,434,483
Security	Shares	Value
Electrical Equipment — 1.2%
AMETEK, Inc.	28,153	$ 5,074,860
		$ 5,074,860
Entertainment — 2.3%
Netflix, Inc.(1)	10,982	$ 9,788,476
		$ 9,788,476
Financial Services — 3.0%
Shift4 Payments, Inc., Class A(1)(2)	53,212	$ 5,522,341
Visa, Inc., Class A	24,125	7,624,465
		$ 13,146,806
Ground Transportation — 0.8%
Uber Technologies, Inc.(1)	60,037	$ 3,621,432
		$ 3,621,432
Health Care Equipment & Supplies — 1.9%
Edwards Lifesciences Corp.(1)	39,889	$ 2,952,983
Intuitive Surgical, Inc.(1)	9,986	5,212,292
		$ 8,165,275
Insurance — 0.6%
Arthur J. Gallagher & Co.	8,566	$ 2,431,459
		$ 2,431,459
Interactive Media & Services — 11.8%
Alphabet, Inc., Class A	127,389	$ 24,114,738
Alphabet, Inc., Class C	59,875	11,402,595
Meta Platforms, Inc., Class A	26,135	15,302,304
		$ 50,819,637
IT Services — 0.8%
Gartner, Inc.(1)	7,659	$ 3,710,556
		$ 3,710,556
Life Sciences Tools & Services — 0.8%
Thermo Fisher Scientific, Inc.	6,862	$ 3,569,818
		$ 3,569,818
Pharmaceuticals — 2.6%
Eli Lilly & Co.	14,557	$ 11,238,004
		$ 11,238,004

1
See Notes to Financial Statements.

Eaton Vance
Growth Fund
December 31, 2024
Portfolio of Investments — continued

Security	Shares	Value
Professional Services — 1.0%
TransUnion	44,989	$ 4,170,930
		$ 4,170,930
Real Estate Management & Development — 1.5%
CoStar Group, Inc.(1)	33,648	$ 2,408,860
FirstService Corp.	22,419	4,058,288
		$ 6,467,148
Semiconductors & Semiconductor Equipment — 19.2%
Analog Devices, Inc.	12,744	$ 2,707,590
Broadcom, Inc.	79,231	18,368,915
Lam Research Corp.	101,734	7,348,247
NVIDIA Corp.	407,349	54,702,897
		$ 83,127,649
Software — 18.1%
Adobe, Inc.(1)	15,137	$ 6,731,121
Constellation Software, Inc.	1,040	3,215,908
Fair Isaac Corp.(1)	1,943	3,868,377
Fortinet, Inc.(1)	43,939	4,151,357
Intuit, Inc.	16,183	10,171,015
Microsoft Corp.	92,656	39,054,504
Nutanix, Inc., Class A(1)	51,859	3,172,734
Salesforce, Inc.	23,318	7,795,907
		$ 78,160,923
Specialty Retail — 3.6%
Burlington Stores, Inc.(1)	9,746	$ 2,778,195
Home Depot, Inc.	7,352	2,859,854
TJX Cos., Inc.	81,554	9,852,539
		$ 15,490,588
Technology Hardware, Storage & Peripherals — 8.1%
Apple, Inc.	140,574	$ 35,202,541
		$ 35,202,541
Total Common Stocks (identified cost $146,023,823)		$429,101,964

Short-Term Investments — 0.8%
Security	Shares	Value
Morgan Stanley Institutional Liquidity Funds - Government Portfolio, Institutional Class, 4.43%(3)	3,288,104	$ 3,288,104
Total Short-Term Investments (identified cost $3,288,104)		$ 3,288,104
Total Investments — 100.1% (identified cost $149,311,927)		$432,390,068
Other Assets, Less Liabilities — (0.1)%		$ (478,011)
Net Assets — 100.0%		$431,912,057
The percentage shown for each investment category in the Portfolio of Investments is based on net assets.
(1)	Non-income producing security.
(2)	All or a portion of this security was on loan at December 31, 2024. The aggregate market value of securities on loan at December 31, 2024 was $859,847.
(3)	May be deemed to be an affiliated investment company (see Note 10). The rate shown is the annualized seven-day yield as of December 31, 2024.

2
See Notes to Financial Statements.

Eaton Vance
Growth Fund
December 31, 2024
Statement of Assets and Liabilities

December 31, 2024
Assets
Unaffiliated investments, at value (identified cost $146,023,823) — including $859,847 of securities on loan	$429,101,964
Affiliated investments, at value (identified cost $3,288,104)	3,288,104
Cash	10,228
Foreign currency, at value (identified cost $1,374)	1,380
Interest and dividends receivable	55,552
Dividends receivable from affiliated investments	7,907
Receivable for Fund shares sold	41,315
Securities lending income receivable	341
Tax reclaims receivable	22,149
Trustees' deferred compensation plan	86,956
Total assets	$432,615,896
Liabilities
Payable for Fund shares redeemed	$81,784
Payable to affiliates:
Investment adviser fee	242,070
Distribution and service fees	80,600
Trustees' fees	6,715
Trustees' deferred compensation plan	86,956
Payable for custodian fee	59,774
Payable for transfer and dividend disbursing agent fees	70,966
Payable for legal and accounting services	49,480
Accrued expenses	25,494
Total liabilities	$703,839
Net Assets	$431,912,057
Sources of Net Assets
Paid-in capital	$140,929,055
Distributable earnings	290,983,002
Net Assets	$431,912,057
Class A Shares
Net Assets	$333,367,778
Shares Outstanding	8,065,932
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$41.33
Maximum Offering Price Per Share (100 ÷ 94.75 of net asset value per share)	$43.62
Class C Shares
Net Assets	$6,705,890
Shares Outstanding	234,869
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$28.55
Class I Shares
Net Assets	$85,894,133
Shares Outstanding	1,940,064
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$44.27
3
See Notes to Financial Statements.

Eaton Vance
Growth Fund
December 31, 2024
Statement of Assets and Liabilities — continued

December 31, 2024
Class R Shares
Net Assets	$5,944,256
Shares Outstanding	153,113
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$38.82
On sales of $50,000 or more, the offering price of Class A shares is reduced.
*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.
4
See Notes to Financial Statements.

Eaton Vance
Growth Fund
December 31, 2024
Statement of Operations

Year Ended
December 31, 2024
Investment Income
Dividend income (net of foreign taxes withheld of $17,207)	$2,180,259
Dividend income from affiliated investments	141,472
Securities lending income, net	4,796
Total investment income	$2,326,527
Expenses
Investment adviser fee	$2,659,909
Distribution and service fees:
Class A	780,491
Class C	75,088
Class R	13,826
Trustees’ fees and expenses	26,386
Custodian fee	97,996
Transfer and dividend disbursing agent fees	263,762
Legal and accounting services	62,732
Printing and postage	25,682
Registration fees	65,922
Miscellaneous	28,231
Total expenses	$4,100,025
Deduct:
Waiver and/or reimbursement of expenses by affiliates	$4,041
Total expense reductions	$4,041
Net expenses	$4,095,984
Net investment loss	$(1,769,457)
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment transactions	$38,237,689
Foreign currency transactions	(391)
Net realized gain	$38,237,298
Change in unrealized appreciation (depreciation):
Investments	$77,289,623
Foreign currency	6
Net change in unrealized appreciation (depreciation)	$77,289,629
Net realized and unrealized gain	$115,526,927
Net increase in net assets from operations	$113,757,470
5
See Notes to Financial Statements.

Eaton Vance
Growth Fund
December 31, 2024
Statements of Changes in Net Assets

	Year Ended December 31,
	2024	2023
Increase (Decrease) in Net Assets
From operations:
Net investment loss	$(1,769,457)	$(702,397)
Net realized gain	38,237,298	32,169,949
Net change in unrealized appreciation (depreciation)	77,289,629	73,009,310
Net increase in net assets from operations	$113,757,470	$104,476,862
Distributions to shareholders:
Class A	$(22,149,175)	$(23,304,467)
Class C	(717,129)	(907,846)
Class I	(5,409,949)	(6,184,142)
Class R	(411,603)	(179,733)
Total distributions to shareholders	$(28,687,856)	$(30,576,188)
Transactions in shares of beneficial interest:
Class A	$(4,500,132)	$3,929,500
Class C	(2,294,711)	(1,288,903)
Class I	(11,252,233)	4,513,324
Class R	3,608,409	(609,031)
Net increase (decrease) in net assets from Fund share transactions	$(14,438,667)	$6,544,890
Net increase in net assets	$70,630,947	$80,445,564
Net Assets
At beginning of year	$361,281,110	$280,835,546
At end of year	$431,912,057	$361,281,110
6
See Notes to Financial Statements.

Eaton Vance
Growth Fund
December 31, 2024
Financial Highlights

	Class A
	Year Ended December 31,
	2024	2023	2022	2021	2020
Net asset value — Beginning of year	$33.35	$26.40	$39.59	$35.93	$28.13
Income (Loss) From Operations
Net investment loss(1)	$(0.19)	$(0.08)	$(0.02)	$(0.12)	$(0.10)
Net realized and unrealized gain (loss)	11.08	10.08	(11.65)	7.14	10.41
Total income (loss) from operations	$10.89	$10.00	$(11.67)	$7.02	$10.31
Less Distributions
From net realized gain	$(2.91)	$(3.05)	$(1.52)	$(3.36)	$(2.51)
Total distributions	$(2.91)	$(3.05)	$(1.52)	$(3.36)	$(2.51)
Net asset value — End of year	$41.33	$33.35	$26.40	$39.59	$35.93
Total Return(2)	32.46%	38.30%	(29.63)%	19.62%	37.16%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$333,368	$273,827	$213,878	$330,230	$299,834
Ratios (as a percentage of average daily net assets):(3)
Total expenses	1.04%	1.07%	1.08%	1.05%	1.09%
Net expenses	1.04%(4)	1.05%(4)	1.05%(4)	1.05%	1.05%
Net investment loss	(0.47)%	(0.25)%	(0.08)%	(0.30)%	(0.32)%
Portfolio Turnover	18%	28%	12%	21%	37%
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes a reduction by the investment adviser of a portion of its adviser fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended December 31, 2024, 2023 and 2022).
7
See Notes to Financial Statements.

Eaton Vance
Growth Fund
December 31, 2024
Financial Highlights — continued

	Class C
	Year Ended December 31,
	2024	2023	2022	2021	2020
Net asset value — Beginning of year	$23.88	$19.70	$30.29	$28.37	$22.79
Income (Loss) From Operations
Net investment loss(1)	$(0.34)	$(0.23)	$(0.20)	$(0.33)	$(0.26)
Net realized and unrealized gain (loss)	7.92	7.46	(8.87)	5.61	8.35
Total income (loss) from operations	$7.58	$7.23	$(9.07)	$5.28	$8.09
Less Distributions
From net realized gain	$(2.91)	$(3.05)	$(1.52)	$(3.36)	$(2.51)
Total distributions	$(2.91)	$(3.05)	$(1.52)	$(3.36)	$(2.51)
Net asset value — End of year	$28.55	$23.88	$19.70	$30.29	$28.37
Total Return(2)	31.46%	37.26%	(30.15)%	18.70%	36.17%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$6,706	$7,643	$7,354	$14,409	$16,026
Ratios (as a percentage of average daily net assets):(3)
Total expenses	1.79%	1.82%	1.83%	1.80%	1.84%
Net expenses	1.79%(4)	1.80%(4)	1.80%(4)	1.80%	1.80%
Net investment loss	(1.22)%	(1.00)%	(0.83)%	(1.05)%	(1.06)%
Portfolio Turnover	18%	28%	12%	21%	37%
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes a reduction by the investment adviser of a portion of its adviser fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended December 31, 2024, 2023 and 2022).
8
See Notes to Financial Statements.

Eaton Vance
Growth Fund
December 31, 2024
Financial Highlights — continued

	Class I
	Year Ended December 31,
	2024	2023	2022	2021	2020
Net asset value — Beginning of year	$35.49	$27.87	$41.58	$37.50	$29.20
Income (Loss) From Operations
Net investment income (loss)(1)	$(0.09)	$0.00(2)	$0.06	$(0.02)	$(0.02)
Net realized and unrealized gain (loss)	11.78	10.67	(12.25)	7.46	10.83
Total income (loss) from operations	$11.69	$10.67	$(12.19)	$7.44	$10.81
Less Distributions
From net realized gain	$(2.91)	$(3.05)	$(1.52)	$(3.36)	$(2.51)
Total distributions	$(2.91)	$(3.05)	$(1.52)	$(3.36)	$(2.51)
Net asset value — End of year	$44.27	$35.49	$27.87	$41.58	$37.50
Total Return(3)	32.76%	38.69%	(29.47)%	19.92%	37.51%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$85,894	$77,753	$57,481	$100,423	$82,887
Ratios (as a percentage of average daily net assets):(4)
Total expenses	0.79%	0.82%	0.83%	0.80%	0.84%
Net expenses	0.79%(5)	0.80%(5)	0.80%(5)	0.80%	0.80%
Net investment income (loss)	(0.22)%	0.01%	0.17%	(0.05)%	(0.07)%
Portfolio Turnover	18%	28%	12%	21%	37%
(1)	Computed using average shares outstanding.
(2)	Amount is less than $0.005.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(4)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(5)	Includes a reduction by the investment adviser of a portion of its adviser fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended December 31, 2024, 2023 and 2022).
9
See Notes to Financial Statements.

Eaton Vance
Growth Fund
December 31, 2024
Financial Highlights — continued

	Class R
	Year Ended December 31,
	2024	2023	2022	2021	2020
Net asset value — Beginning of year	$31.54	$25.14	$37.90	$34.61	$27.23
Income (Loss) From Operations
Net investment loss(1)	$(0.26)	$(0.15)	$(0.10)	$(0.21)	$(0.17)
Net realized and unrealized gain (loss)	10.45	9.60	(11.14)	6.86	10.06
Total income (loss) from operations	$10.19	$9.45	$(11.24)	$6.65	$9.89
Less Distributions
From net realized gain	$(2.91)	$(3.05)	$(1.52)	$(3.36)	$(2.51)
Total distributions	$(2.91)	$(3.05)	$(1.52)	$(3.36)	$(2.51)
Net asset value — End of year	$38.82	$31.54	$25.14	$37.90	$34.61
Total Return(2)	32.10%	38.03%	(29.82)%	19.29%	36.84%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$5,944	$2,057	$2,123	$3,020	$2,501
Ratios (as a percentage of average daily net assets):(3)
Total expenses	1.28%	1.32%	1.33%	1.30%	1.34%
Net expenses	1.28%(4)	1.30%(4)	1.30%(4)	1.30%	1.30%
Net investment loss	(0.70)%	(0.50)%	(0.33)%	(0.56)%	(0.56)%
Portfolio Turnover	18%	28%	12%	21%	37%
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes a reduction by the investment adviser of a portion of its adviser fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended December 31, 2024, 2023 and 2022).
10
See Notes to Financial Statements.

Eaton Vance
Growth Fund
December 31, 2024
Notes to Financial Statements

1  Significant Accounting Policies
Eaton Vance Growth Fund (the Fund) is a non-diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is to seek total return. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Effective November 5, 2020, Class C shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Class I and Class R shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses.
The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.
A  Investment Valuation—The following methodologies are used to determine the market value or fair value of investments.
Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices.
Foreign Currencies. Foreign currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads.
Other. Investments in management investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value as of the close of each business day.
Fair Valuation. In connection with Rule 2a-5 of the 1940 Act, the Trustees have designated the Fund’s investment adviser as its valuation designee. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued by the investment adviser, as valuation designee, at fair value using methods that most fairly reflect the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
B  Investment Transactions—Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.
C  Income—Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Fund's understanding of the applicable countries’ tax rules and rates.
D  Federal Taxes—The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.
As of December 31, 2024, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
E  Expenses—The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.
F  Foreign Currency Translation—Other assets and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions.
11

Eaton Vance
Growth Fund
December 31, 2024
Notes to Financial Statements — continued

G  Use of Estimates—The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.
H  Indemnifications—Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
I  Segment Reporting—During the year ended December 31, 2024, the Fund adopted FASB Accounting Standards Update No. 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures, (ASU 2023-07), which requires incremental disclosures related to a public entity’s reportable segments. The Fund operates as a single reportable segment, an investment company whose investment objective is included in Note 1. In connection with the adoption of ASU 2023-07, the Fund’s President has been designated as the Fund’s Chief Operating Decision Maker (CODM), who is responsible for assessing the performance of the Fund’s single segment and deciding how to allocate the segment’s resources. To perform this function, the CODM reviews the information in the Fund’s Financial Statements.
2  Distributions to Shareholders and Income Tax Information
It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.
The tax character of distributions declared for the years ended December 31, 2024 and December 31, 2023 was as follows:
	Year Ended December 31,
	2024	2023
Long-term capital gains	$28,687,856	$30,576,188
During the year ended December 31, 2024, distributable earnings was decreased by $190,441 and paid-in capital was increased by $190,441 due to the Fund’s use of equalization accounting and differences between book and tax accounting for net operating losses. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.
As of December 31, 2024, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
Undistributed long-term capital gains	$ 7,910,374
Net unrealized appreciation	283,072,628
Distributable earnings	$290,983,002
12

Eaton Vance
Growth Fund
December 31, 2024
Notes to Financial Statements — continued

The cost and unrealized appreciation (depreciation) of investments of the Fund at December 31, 2024, as determined on a federal income tax basis, were as follows:
Aggregate cost	$149,317,432
Gross unrealized appreciation	$283,910,981
Gross unrealized depreciation	(838,345)
Net unrealized appreciation	$283,072,636
3  Investment Adviser Fee and Other Transactions with Affiliates
The investment adviser fee is earned by Boston Management and Research (BMR), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory services rendered to the Fund. The investment adviser fee is computed at an annual rate as a percentage of the Fund’s average daily net assets as follows and is payable monthly:
Average Daily Net Assets	Annual Fee Rate
Up to $500 million	0.650%
$500 million but less than $1 billion	0.625%
$1 billion but less than $2.5 billion	0.600%
$2.5 billion and over	0.575%
For the year ended December 31, 2024, the Fund’s investment adviser fee amounted to $2,659,909 or 0.65% of the Fund’s average daily net assets. The Fund may invest in a money market fund, the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Government Portfolio (the “Liquidity Fund”), an open-end management investment company managed by Morgan Stanley Investment Management Inc., a wholly-owned subsidiary of Morgan Stanley. The investment adviser fee paid by the Fund is reduced by an amount equal to its pro rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Fund. For the year ended December 31, 2024, the investment adviser fee paid was reduced by $4,041 relating to the Fund’s investment in the Liquidity Fund.
Eaton Vance Management (EVM), an affiliate of BMR, serves as the administrator of the Fund, but receives no compensation. EVM has agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding such expenses as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs, taxes or litigation expenses) exceed 1.05%, 1.80%, 0.80% and 1.30% of the Fund’s average daily net assets for Class A, Class C, Class I and Class R, respectively. This agreement may be changed or terminated after May 1, 2025. Pursuant to this agreement, no operating expenses were waived and/or reimbursed by EVM for the year ended December 31, 2024.
EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended December 31, 2024, EVM earned $68,530 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $6,592 as its portion of the sales charge on sales of Class A shares for the year ended December 31, 2024. The Fund was informed that Morgan Stanley affiliated broker-dealers, which may be deemed to be affiliates of EVM, BMR and EVD, also received a portion of the sales charge on sales of Class A shares for the year ended December 31, 2024 in the amount of $600. EVD also received distribution and service fees from Class A, Class C and Class R shares (see Note 4) and contingent deferred sales charges (see Note 5).
Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. Certain officers and Trustees of the Fund are officers of the above organizations.
13

Eaton Vance
Growth Fund
December 31, 2024
Notes to Financial Statements — continued

4  Distribution Plans
The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended December 31, 2024 amounted to $780,491 for Class A shares. The Fund also has in effect distribution plans for Class C shares (Class C Plan) and Class R shares (Class R Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended December 31, 2024, the Fund paid or accrued to EVD $56,316 for Class C shares. The Class R Plan requires the Fund to pay EVD an amount up to 0.50% per annum of its average daily net assets attributable to Class R shares for providing ongoing distribution services and facilities to the Fund. The Trustees of the Trust have currently limited Class R distribution payments to 0.25% per annum of the average daily net assets attributable to Class R shares. For the year ended December 31, 2024, the Fund paid or accrued to EVD $6,913 for Class R shares.
Pursuant to the Class C and Class R Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended December 31, 2024 amounted to $18,772 and $6,913 for Class C and Class R shares, respectively.
Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).
5  Contingent Deferred Sales Charges
A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within 12 months of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 12 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended December 31, 2024, the Fund was informed that EVD received less than $100 and $480 of CDSCs paid by Class A and Class C shareholders, respectively.
6  Purchases and Sales of Investments
Purchases and sales of investments, other than short-term obligations, aggregated $71,053,436 and $117,876,720, respectively, for the year ended December 31, 2024.
7  Shares of Beneficial Interest
The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares, including direct exchanges pursuant to share class conversions, were as follows:
	Year Ended December 31, 2024		Year Ended December 31, 2023
	Shares	Amount	Shares	Amount
Class A
Sales	271,799	$10,648,253	280,082	$ 8,921,366
Issued to shareholders electing to receive payments of distributions in Fund shares	486,098	20,552,223	672,219	21,632,022
Redemptions	(901,712)	(35,700,608)	(845,290)	(26,623,888)
Net increase (decrease)	(143,815)	$(4,500,132)	107,011	$ 3,929,500
14

Eaton Vance
Growth Fund
December 31, 2024
Notes to Financial Statements — continued

	Year Ended December 31, 2024		Year Ended December 31, 2023
	Shares	Amount	Shares	Amount
Class C
Sales	45,651	$ 1,282,478	44,270	$ 1,016,809
Issued to shareholders electing to receive payments of distributions in Fund shares	24,543	717,129	39,309	906,076
Redemptions	(155,345)	(4,294,318)	(136,911)	(3,211,788)
Net decrease	(85,151)	$(2,294,711)	(53,332)	$(1,288,903)
Class I
Sales	334,824	$14,096,510	408,707	$13,727,080
Issued to shareholders electing to receive payments of distributions in Fund shares	115,420	5,226,229	173,421	5,936,198
Redemptions	(701,111)	(30,574,972)	(453,624)	(15,149,954)
Net increase (decrease)	(250,867)	$(11,252,233)	128,504	$ 4,513,324
Class R
Sales	86,110	$ 3,510,088	8,099	$ 239,530
Issued to shareholders electing to receive payments of distributions in Fund shares	10,120	401,975	5,596	170,286
Redemptions	(8,334)	(303,654)	(32,917)	(1,018,847)
Net increase (decrease)	87,896	$ 3,608,409	(19,222)	$ (609,031)
8  Line of Credit
The Fund participates with other portfolios and funds managed by BMR and its affiliates in a $650 million unsecured revolving line of credit agreement with a group of banks, which is in effect through October 21, 2025. Borrowings are made by the Fund solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Fund based on its borrowings generally at an amount above either the Secured Overnight Financing Rate (SOFR) or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2024, an arrangement fee of $150,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended December 31, 2024.
9  Securities Lending Agreement
The Fund has established a securities lending agreement with State Street Bank and Trust Company (SSBT) as securities lending agent in which the Fund lends portfolio securities to qualified borrowers in exchange for collateral consisting of either cash or securities issued or guaranteed by the U.S. government or its agencies or instrumentalities in an amount at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is delivered to the Fund on the next business day. Cash collateral is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market fund registered under the 1940 Act. The Fund earns interest on the amount invested but it must pay (and at times receive from) the broker a loan rebate fee computed as a varying percentage of the collateral received. For security loans secured by non-cash collateral, the Fund earns a negotiated lending fee from the borrower. A portion of the income earned by the Fund from its investment of cash collateral, net of rebate fees, and lending fees received is allocated to SSBT for its services as lending agent and the portion allocated to the Fund is presented as securities lending income, net on the Statement of Operations. Non-cash collateral is held by the lending agent on behalf of the Fund and cannot be sold or re-pledged by the Fund; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.
The Fund is subject to possible delay in the recovery of loaned securities. Pursuant to the securities lending agreement, SSBT has provided indemnification to the Fund in the event of default by a borrower with respect to a loan. The Fund bears the risk of loss with respect to the investment of cash collateral.
15

Eaton Vance
Growth Fund
December 31, 2024
Notes to Financial Statements — continued

At December 31, 2024, the value of the securities loaned and the value of the collateral received, which exceeded the value of the securities loaned, amounted to $859,847 and $884,614, respectively. Collateral received was comprised of U.S. government and/or agencies securities. The securities lending transactions have no contractual maturity date and each of the Fund and borrower has the option to terminate a loan at any time.
10  Affiliated Investments
At December 31, 2024, the value of the Fund’s investment in funds that may be deemed to be affiliated was $3,288,104, which represents 0.8% of the Fund's net assets. Transactions in such investments by the Fund for the year ended December 31, 2024 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Shares, end of period
Short-Term Investments
Liquidity Fund	$669,865	$44,434,841	$(41,816,602)	$ —	$ —	$3,288,104	$141,472	3,288,104
11  Fair Value Measurements
Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.
•	Level 1 – quoted prices in active markets for identical investments
•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including a fund's own assumptions in determining the fair value of investments)
In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
At December 31, 2024, the hierarchy of inputs used in valuing the Fund's investments, which are carried at fair value, were as follows:
Asset Description	Level 1	Level 2	Level 3	Total
Common Stocks	$429,101,964*	$ —	$ —	$429,101,964
Short-Term Investments	3,288,104	—	—	3,288,104
Total Investments	$ 432,390,068	$ —	$ —	$432,390,068
*	The level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.
16

Eaton Vance
Growth Fund
December 31, 2024
Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Special Investment Trust and Shareholders of Eaton Vance Growth Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Eaton Vance Growth Fund (the “Fund”) (one of the funds constituting Eaton Vance Special Investment Trust), including the portfolio of investments, as of December 31, 2024, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2024, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
February 21, 2025
We have served as the auditor of one or more Eaton Vance investment companies since 1959.
17

Eaton Vance
Growth Fund
December 31, 2024
Federal Tax Information (Unaudited)

The Form 1099-DIV you received in February 2025 showed the tax status of all distributions paid to your account in calendar year 2024. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of capital gains dividends.
Capital Gains Dividends. The Fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2024, $38,220,379 or, if subsequently determined to be different, the net capital gain of such year.
18

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EALCX-NCSR    12.31.24

Eaton Vance
Large-Cap Value Fund
Annual Financial Statements and
Additional Information
December 31, 2024

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the prospectus and/or statement of additional information, which can be obtained by calling 1-800-262-1122 or from a financial intermediary. Prospective investors should read the prospectus carefully before investing.

Annual Financial Statements and Additional Information December 31, 2024
Eaton Vance
Large-Cap Value Fund
Items 8, 9 and 11 of Form N-CSR are Not Applicable. For Item 10 of Form N-CSR, see Item 7.

Eaton Vance
Large-Cap Value Fund
December 31, 2024
Portfolio of Investments

Common Stocks — 99.3%
Security	Shares	Value
Aerospace & Defense — 1.0%
Huntington Ingalls Industries, Inc.	79,782	$ 15,076,405
		$ 15,076,405
Air Freight & Logistics — 0.9%
United Parcel Service, Inc., Class B	102,658	$ 12,945,174
		$ 12,945,174
Banks — 5.6%
Bank of America Corp.	834,457	$ 36,674,385
Wells Fargo & Co.	629,545	44,219,241
		$ 80,893,626
Beverages — 1.5%
Constellation Brands, Inc., Class A	96,433	$ 21,311,693
		$ 21,311,693
Biotechnology — 4.9%
AbbVie, Inc.	199,537	$ 35,457,725
Gilead Sciences, Inc.	213,288	19,701,412
Neurocrine Biosciences, Inc.(1)	113,056	15,432,144
		$ 70,591,281
Building Products — 1.9%
Johnson Controls International PLC	356,532	$ 28,141,071
		$ 28,141,071
Capital Markets — 4.9%
Cboe Global Markets, Inc.	73,416	$ 14,345,486
Charles Schwab Corp.	303,451	22,458,408
Interactive Brokers Group, Inc., Class A	147,312	26,025,611
Tradeweb Markets, Inc., Class A	60,718	7,949,201
		$ 70,778,706
Chemicals — 2.6%
FMC Corp.	375,644	$ 18,260,055
Linde PLC	46,545	19,486,995
		$ 37,747,050
Communications Equipment — 2.6%
Cisco Systems, Inc.	628,841	$ 37,227,387
		$ 37,227,387
Security	Shares	Value
Consumer Staples Distribution & Retail — 3.0%
BJ's Wholesale Club Holdings, Inc.(1)	279,323	$ 24,957,510
U.S. Foods Holding Corp.(1)	282,600	19,064,196
		$ 44,021,706
Containers & Packaging — 1.0%
Ball Corp.	264,420	$ 14,577,475
		$ 14,577,475
Electric Utilities — 2.9%
NextEra Energy, Inc.	418,020	$ 29,967,854
Xcel Energy, Inc.	180,886	12,213,422
		$ 42,181,276
Electrical Equipment — 2.5%
Emerson Electric Co.	294,438	$ 36,489,701
		$ 36,489,701
Energy Equipment & Services — 0.9%
Schlumberger NV	351,339	$ 13,470,337
		$ 13,470,337
Entertainment — 2.8%
Walt Disney Co.	365,598	$ 40,709,337
		$ 40,709,337
Food Products — 0.6%
Hershey Co.	49,348	$ 8,357,084
		$ 8,357,084
Ground Transportation — 1.9%
CSX Corp.	836,002	$ 26,977,785
		$ 26,977,785
Health Care Equipment & Supplies — 2.7%
Abbott Laboratories	170,569	$ 19,293,060
Boston Scientific Corp.(1)	224,388	20,042,336
		$ 39,335,396
Health Care Providers & Services — 3.3%
McKesson Corp.	23,496	$ 13,390,605
UnitedHealth Group, Inc.	68,985	34,896,752
		$ 48,287,357

1
See Notes to Financial Statements.

Eaton Vance
Large-Cap Value Fund
December 31, 2024
Portfolio of Investments — continued

Security	Shares	Value
Hotels, Restaurants & Leisure — 1.9%
McDonald's Corp.	95,950	$ 27,814,945
		$ 27,814,945
Household Durables — 0.5%
Meritage Homes Corp.	42,287	$ 6,504,586
		$ 6,504,586
Household Products — 1.8%
Clorox Co.	163,875	$ 26,614,939
		$ 26,614,939
Industrial Conglomerates — 2.1%
3M Co.	235,940	$ 30,457,495
		$ 30,457,495
Industrial REITs — 1.4%
First Industrial Realty Trust, Inc.	411,674	$ 20,637,218
		$ 20,637,218
Insurance — 8.3%
American International Group, Inc.	516,449	$ 37,597,487
Prudential PLC	1,525,600	12,107,191
Reinsurance Group of America, Inc.	167,608	35,806,097
Ryan Specialty Holdings, Inc.	137,629	8,830,277
Travelers Cos., Inc.	108,726	26,191,006
		$ 120,532,058
Interactive Media & Services — 1.9%
Alphabet, Inc., Class A	144,554	$ 27,364,072
		$ 27,364,072
Leisure Products — 1.3%
Hasbro, Inc.	331,259	$ 18,520,691
		$ 18,520,691
Life Sciences Tools & Services — 3.5%
Mettler-Toledo International, Inc.(1)	16,062	$ 19,654,748
Thermo Fisher Scientific, Inc.	60,794	31,626,863
		$ 51,281,611
Machinery — 3.8%
Ingersoll Rand, Inc.	118,089	$ 10,682,331
Toro Co.	238,465	19,101,046
Westinghouse Air Brake Technologies Corp.	130,678	24,775,242
		$ 54,558,619
Security	Shares	Value
Metals & Mining — 0.5%
Alcoa Corp.	200,502	$ 7,574,966
		$ 7,574,966
Multi-Utilities — 2.9%
CMS Energy Corp.	340,662	$ 22,705,122
Sempra	219,757	19,277,084
		$ 41,982,206
Oil, Gas & Consumable Fuels — 5.8%
Chevron Corp.	186,008	$ 26,941,399
ConocoPhillips	253,187	25,108,555
EOG Resources, Inc.	95,469	11,702,590
EQT Corp.	239,954	11,064,279
Targa Resources Corp.	51,149	9,130,096
		$ 83,946,919
Pharmaceuticals — 4.3%
Bristol-Myers Squibb Co.	734,107	$ 41,521,092
Zoetis, Inc.	129,191	21,049,090
		$ 62,570,182
Professional Services — 1.9%
Robert Half, Inc.	381,677	$ 26,892,961
		$ 26,892,961
Residential REITs — 3.7%
Invitation Homes, Inc.	759,931	$ 24,294,994
Mid-America Apartment Communities, Inc.	187,403	28,966,882
		$ 53,261,876
Semiconductors & Semiconductor Equipment — 3.7%
Micron Technology, Inc.	352,223	$ 29,643,088
ON Semiconductor Corp.(1)	377,698	23,813,859
		$ 53,456,947
Software — 0.9%
NICE Ltd. ADR(1)(2)	75,217	$ 12,774,855
		$ 12,774,855
Specialty Retail — 1.6%
Lithia Motors, Inc.	64,768	$ 23,150,026
		$ 23,150,026
Total Common Stocks (identified cost $1,162,983,314)		$1,439,017,019

2
See Notes to Financial Statements.

Eaton Vance
Large-Cap Value Fund
December 31, 2024
Portfolio of Investments — continued

Short-Term Investments — 0.8%
Affiliated Fund — 0.7%
Security	Shares	Value
Morgan Stanley Institutional Liquidity Funds - Government Portfolio, Institutional Class, 4.43%(3)	10,834,635	$ 10,834,635
Total Affiliated Fund (identified cost $10,834,635)		$ 10,834,635

Securities Lending Collateral — 0.1%
Security	Shares	Value
State Street Navigator Securities Lending Government Money Market Portfolio, 4.46%(4)	1,554,864	$ 1,554,864
Total Securities Lending Collateral (identified cost $1,554,864)		$ 1,554,864
Total Short-Term Investments (identified cost $12,389,499)		$ 12,389,499
Total Investments — 100.1% (identified cost $1,175,372,813)		$1,451,406,518
Other Assets, Less Liabilities — (0.1)%		$ (2,047,453)
Net Assets — 100.0%		$1,449,359,065
The percentage shown for each investment category in the Portfolio of Investments is based on net assets.
(1)	Non-income producing security.
(2)	All or a portion of this security was on loan at December 31, 2024. The aggregate market value of securities on loan at December 31, 2024 was $10,629,776.
(3)	May be deemed to be an affiliated investment company (see Note 10). The rate shown is the annualized seven-day yield as of December 31, 2024.
(4)	Represents investment of cash collateral received in connection with securities lending.
Abbreviations:
ADR	– American Depositary Receipt
REITs	– Real Estate Investment Trusts
3
See Notes to Financial Statements.

Eaton Vance
Large-Cap Value Fund
December 31, 2024
Statement of Assets and Liabilities

December 31, 2024
Assets
Unaffiliated investments, at value (identified cost $1,164,538,178) — including $10,629,776 of securities on loan	$1,440,571,883
Affiliated investments, at value (identified cost $10,834,635)	10,834,635
Dividends receivable	1,314,465
Dividends receivable from affiliated investments	83,500
Receivable for Fund shares sold	497,893
Securities lending income receivable	2,225
Tax reclaims receivable	97,339
Trustees' deferred compensation plan	278,079
Total assets	$1,453,680,019
Liabilities
Collateral for securities loaned	$1,554,864
Payable for Fund shares redeemed	941,130
Payable to affiliates:
Investment adviser fee	790,356
Distribution and service fees	155,362
Trustees' fees	22,725
Trustees' deferred compensation plan	278,079
Accrued expenses	578,438
Total liabilities	$4,320,954
Net Assets	$1,449,359,065
Sources of Net Assets
Paid-in capital	$1,145,329,585
Distributable earnings	304,029,480
Net Assets	$1,449,359,065
Class A Shares
Net Assets	$596,174,621
Shares Outstanding	23,494,965
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$25.37
Maximum Offering Price Per Share (100 ÷ 94.75 of net asset value per share)	$26.78
Class C Shares
Net Assets	$11,019,333
Shares Outstanding	431,348
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$25.55
Class I Shares
Net Assets	$713,529,145
Shares Outstanding	27,969,593
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$25.51
Class R Shares
Net Assets	$33,995,284
Shares Outstanding	1,344,035
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$25.29
4
See Notes to Financial Statements.

Eaton Vance
Large-Cap Value Fund
December 31, 2024
Statement of Assets and Liabilities — continued

December 31, 2024
Class R6 Shares
Net Assets	$94,640,682
Shares Outstanding	3,707,157
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$25.53
On sales of $50,000 or more, the offering price of Class A shares is reduced.
*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.
5
See Notes to Financial Statements.

Eaton Vance
Large-Cap Value Fund
December 31, 2024
Statement of Operations

Year Ended
December 31, 2024
Investment Income
Dividend income (net of foreign taxes withheld of $151,778)	$29,181,925
Dividend income from affiliated investments	901,602
Securities lending income, net	18,664
Total investment income	$30,102,191
Expenses
Investment adviser fee	$9,274,556
Distribution and service fees:
Class A	1,526,232
Class C	122,917
Class R	189,278
Trustees’ fees and expenses	90,412
Custodian fee	336,386
Transfer and dividend disbursing agent fees	923,488
Legal and accounting services	108,676
Printing and postage	86,215
Registration fees	78,190
ReFlow liquidity program fees	182,701
Miscellaneous	64,014
Total expenses	$12,983,065
Deduct:
Waiver and/or reimbursement of expenses by affiliates	$25,315
Total expense reductions	$25,315
Net expenses	$12,957,750
Net investment income	$17,144,441
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment transactions	$142,829,727(1)
Foreign currency transactions	8,801
Net realized gain	$142,838,528
Change in unrealized appreciation (depreciation):
Investments	$3,222,086
Foreign currency	(1,998)
Net change in unrealized appreciation (depreciation)	$3,220,088
Net realized and unrealized gain	$146,058,616
Net increase in net assets from operations	$163,203,057
(1)	Includes $50,135,110 of net realized gains from redemptions in-kind.
6
See Notes to Financial Statements.

Eaton Vance
Large-Cap Value Fund
December 31, 2024
Statements of Changes in Net Assets

	Year Ended December 31,
	2024	2023
Increase (Decrease) in Net Assets
From operations:
Net investment income	$17,144,441	$18,877,641
Net realized gain	142,838,528(1)	41,858,175(2)
Net change in unrealized appreciation (depreciation)	3,220,088	50,026,769
Net increase in net assets from operations	$163,203,057	$110,762,585
Distributions to shareholders:
Class A	$(24,752,520)	$(17,578,680)
Class C	(370,397)	(284,835)
Class I	(31,229,859)	(22,919,839)
Class R	(1,371,378)	(1,046,392)
Class R6	(4,246,109)	(3,272,059)
Total distributions to shareholders	$(61,970,263)	$(45,101,805)
Transactions in shares of beneficial interest:
Class A	$(42,636,588)	$(56,311,251)
Class C	(3,083,361)	(3,240,395)
Class I	(39,567,410)	(113,002,286)
Class R	(7,294,699)	(5,134,320)
Class R6	(17,397,737)	(15,619,431)
Net decrease in net assets from Fund share transactions	$(109,979,795)	$(193,307,683)
Net decrease in net assets	$(8,747,001)	$(127,646,903)
Net Assets
At beginning of year	$1,458,106,066	$1,585,752,969
At end of year	$1,449,359,065	$1,458,106,066
(1)	Includes $50,135,110 of net realized gains from redemptions in-kind.
(2)	Includes $51,427,555 of net realized gains from redemptions in-kind.
7
See Notes to Financial Statements.

Eaton Vance
Large-Cap Value Fund
December 31, 2024
Financial Highlights

	Class A
	Year Ended December 31,
	2024	2023	2022	2021	2020
Net asset value — Beginning of year	$23.69	$22.63	$24.26	$21.00	$20.98
Income (Loss) From Operations
Net investment income(1)	$0.26	$0.26	$0.25	$0.25	$0.27
Net realized and unrealized gain (loss)	2.49	1.50	(0.92)	4.79	0.16(2)
Total income (loss) from operations	$2.75	$1.76	$(0.67)	$5.04	$0.43
Less Distributions
From net investment income	$(0.26)	$(0.23)	$(0.25)	$(0.24)	$(0.26)
From net realized gain	(0.81)	(0.47)	(0.71)	(1.54)	(0.15)
Total distributions	$(1.07)	$(0.70)	$(0.96)	$(1.78)	$(0.41)
Net asset value — End of year	$25.37	$23.69	$22.63	$24.26	$21.00
Total Return(3)	11.49%	7.92%	(2.78)%	24.29%	2.28%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$596,175	$597,094	$626,604	$699,076	$630,544
Ratios (as a percentage of average daily net assets):(4)
Total expenses	1.00%	1.03%	1.01%	1.01%	1.04%
Net expenses	1.00%(5)	1.03%(5)	1.01%(5)	1.01%	1.04%
Net investment income	1.02%	1.12%	1.06%	1.07%	1.48%
Portfolio Turnover	75%	68%	65%	56%	65%
(1)	Computed using average shares outstanding.
(2)	The per share amount is not in accord with the net realized and unrealized gain (loss) for the period because of the timing of Fund share transactions and the amount of the per share realized and unrealized gains and losses at such time.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(4)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(5)	Includes a reduction by the investment adviser of a portion of its adviser fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended December 31, 2024, 2023 and 2022).
8
See Notes to Financial Statements.

Eaton Vance
Large-Cap Value Fund
December 31, 2024
Financial Highlights — continued

	Class C
	Year Ended December 31,
	2024	2023	2022	2021	2020
Net asset value — Beginning of year	$23.84	$22.76	$24.39	$21.10	$21.05
Income (Loss) From Operations
Net investment income(1)	$0.07	$0.08	$0.07	$0.07	$0.14
Net realized and unrealized gain (loss)	2.51	1.52	(0.93)	4.82	0.15(2)
Total income (loss) from operations	$2.58	$1.60	$(0.86)	$4.89	$0.29
Less Distributions
From net investment income	$(0.06)	$(0.05)	$(0.06)	$(0.06)	$(0.09)
From net realized gain	(0.81)	(0.47)	(0.71)	(1.54)	(0.15)
Total distributions	$(0.87)	$(0.52)	$(0.77)	$(1.60)	$(0.24)
Net asset value — End of year	$25.55	$23.84	$22.76	$24.39	$21.10
Total Return(3)	10.68%	7.11%	(3.53)%	23.39%	1.52%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$11,019	$13,182	$15,822	$20,594	$21,069
Ratios (as a percentage of average daily net assets):(4)
Total expenses	1.75%	1.78%	1.77%	1.76%	1.79%
Net expenses	1.75%(5)	1.78%(5)	1.77%(5)	1.76%	1.79%
Net investment income	0.28%	0.37%	0.31%	0.30%	0.75%
Portfolio Turnover	75%	68%	65%	56%	65%
(1)	Computed using average shares outstanding.
(2)	The per share amount is not in accord with the net realized and unrealized gain (loss) for the period because of the timing of Fund share transactions and the amount of the per share realized and unrealized gains and losses at such time.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(4)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(5)	Includes a reduction by the investment adviser of a portion of its adviser fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended December 31, 2024, 2023 and 2022).
9
See Notes to Financial Statements.

Eaton Vance
Large-Cap Value Fund
December 31, 2024
Financial Highlights — continued

	Class I
	Year Ended December 31,
	2024	2023	2022	2021	2020
Net asset value — Beginning of year	$23.81	$22.74	$24.38	$21.09	$21.07
Income (Loss) From Operations
Net investment income(1)	$0.33	$0.31	$0.31	$0.31	$0.32
Net realized and unrealized gain (loss)	2.50	1.52	(0.93)	4.82	0.15(2)
Total income (loss) from operations	$2.83	$1.83	$(0.62)	$5.13	$0.47
Less Distributions
From net investment income	$(0.32)	$(0.29)	$(0.31)	$(0.30)	$(0.30)
From net realized gain	(0.81)	(0.47)	(0.71)	(1.54)	(0.15)
Total distributions	$(1.13)	$(0.76)	$(1.02)	$(1.84)	$(0.45)
Net asset value — End of year	$25.51	$23.81	$22.74	$24.38	$21.09
Total Return(3)	11.79%	8.20%	(2.56)%	24.64%	2.52%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$713,529	$704,292	$786,104	$841,350	$768,930
Ratios (as a percentage of average daily net assets):(4)
Total expenses	0.75%	0.78%	0.76%	0.76%	0.79%
Net expenses	0.75%(5)	0.78%(5)	0.76%(5)	0.76%	0.79%
Net investment income	1.28%	1.37%	1.32%	1.31%	1.72%
Portfolio Turnover	75%	68%	65%	56%	65%
(1)	Computed using average shares outstanding.
(2)	The per share amount is not in accord with the net realized and unrealized gain (loss) for the period because of the timing of Fund share transactions and the amount of the per share realized and unrealized gains and losses at such time.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(4)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(5)	Includes a reduction by the investment adviser of a portion of its adviser fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended December 31, 2024, 2023 and 2022).
10
See Notes to Financial Statements.

Eaton Vance
Large-Cap Value Fund
December 31, 2024
Financial Highlights — continued

	Class R
	Year Ended December 31,
	2024	2023	2022	2021	2020
Net asset value — Beginning of year	$23.62	$22.56	$24.19	$20.94	$20.92
Income (Loss) From Operations
Net investment income(1)	$0.20	$0.20	$0.19	$0.19	$0.23
Net realized and unrealized gain (loss)	2.47	1.50	(0.92)	4.78	0.15(2)
Total income (loss) from operations	$2.67	$1.70	$(0.73)	$4.97	$0.38
Less Distributions
From net investment income	$(0.19)	$(0.17)	$(0.19)	$(0.18)	$(0.21)
From net realized gain	(0.81)	(0.47)	(0.71)	(1.54)	(0.15)
Total distributions	$(1.00)	$(0.64)	$(0.90)	$(1.72)	$(0.36)
Net asset value — End of year	$25.29	$23.62	$22.56	$24.19	$20.94
Total Return(3)	11.20%	7.66%	(3.04)%	24.01%	2.03%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$33,995	$38,492	$41,954	$49,462	$47,772
Ratios (as a percentage of average daily net assets):(4)
Total expenses	1.25%	1.28%	1.26%	1.26%	1.29%
Net expenses	1.25%(5)	1.28%(5)	1.26%(5)	1.26%	1.29%
Net investment income	0.77%	0.87%	0.81%	0.81%	1.23%
Portfolio Turnover	75%	68%	65%	56%	65%
(1)	Computed using average shares outstanding.
(2)	The per share amount is not in accord with the net realized and unrealized gain (loss) for the period because of the timing of Fund share transactions and the amount of the per share realized and unrealized gains and losses at such time.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(4)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(5)	Includes a reduction by the investment adviser of a portion of its adviser fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended December 31, 2024, 2023 and 2022).
11
See Notes to Financial Statements.

Eaton Vance
Large-Cap Value Fund
December 31, 2024
Financial Highlights — continued

	Class R6
	Year Ended December 31,
	2024	2023	2022	2021	2020
Net asset value — Beginning of year	$23.83	$22.76	$24.40	$21.11	$21.08
Income (Loss) From Operations
Net investment income(1)	$0.34	$0.33	$0.32	$0.33	$0.34
Net realized and unrealized gain (loss)	2.51	1.51	(0.93)	4.82	0.16(2)
Total income (loss) from operations	$2.85	$1.84	$(0.61)	$5.15	$0.50
Less Distributions
From net investment income	$(0.34)	$(0.30)	$(0.32)	$(0.32)	$(0.32)
From net realized gain	(0.81)	(0.47)	(0.71)	(1.54)	(0.15)
Total distributions	$(1.15)	$(0.77)	$(1.03)	$(1.86)	$(0.47)
Net asset value — End of year	$25.53	$23.83	$22.76	$24.40	$21.11
Total Return(3)	11.85%	8.26%	(2.50)%	24.69%	2.64%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$94,641	$105,046	$115,269	$96,311	$68,343
Ratios (as a percentage of average daily net assets):(4)
Total expenses	0.70%	0.71%	0.71%	0.70%	0.72%
Net expenses	0.70%(5)	0.71%(5)	0.71%(5)	0.70%	0.72%
Net investment income	1.33%	1.44%	1.38%	1.39%	1.80%
Portfolio Turnover	75%	68%	65%	56%	65%
(1)	Computed using average shares outstanding.
(2)	The per share amount is not in accord with the net realized and unrealized gain (loss) for the period because of the timing of Fund share transactions and the amount of the per share realized and unrealized gains and losses at such time.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(4)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(5)	Includes a reduction by the investment adviser of a portion of its adviser fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended December 31, 2024, 2023 and 2022).
12
See Notes to Financial Statements.

Eaton Vance
Large-Cap Value Fund
December 31, 2024
Notes to Financial Statements

1  Significant Accounting Policies
Eaton Vance Large-Cap Value Fund (the Fund) is a diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is to seek total return. The Fund offers five classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Effective November 5, 2020, Class C shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Class I, Class R and Class R6 shares are sold at net asset value and are not subject to a sales charge.
Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Sub-accounting, recordkeeping and similar administrative fees payable to financial intermediaries, which are a component of transfer and dividend disbursing agent fees on the Statement of Operations, are not allocated to Class R6 shares. Each class of shares differs in its distribution plan and certain other class-specific expenses.
The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.
A  Investment Valuation—The following methodologies are used to determine the market value or fair value of investments.
Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices.
Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Fund's Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.
Other. Investments in management investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value as of the close of each business day.
Fair Valuation. In connection with Rule 2a-5 of the 1940 Act, the Trustees have designated the Fund’s investment adviser as its valuation designee. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued by the investment adviser, as valuation designee, at fair value using methods that most fairly reflect the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
B  Investment Transactions—Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.
C  Income—Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Fund's understanding of the applicable countries’ tax rules and rates. In consideration of recent decisions rendered by European courts, the Fund has filed additional tax reclaims for previously withheld taxes on dividends earned in certain European Union countries (the “EU reclaims”). These filings are subject to various administrative and judicial proceedings within these countries. Due to the uncertainty as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, the EU reclaims are recorded as income only when the likelihood of their receipt becomes certain.
13

Eaton Vance
Large-Cap Value Fund
December 31, 2024
Notes to Financial Statements — continued

D  Federal Taxes—The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.
As of December 31, 2024, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
E  Expenses—The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.
F  Foreign Currency Translation—Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
G  Use of Estimates—The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.
H  Indemnifications—Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
I  Segment Reporting—During the year ended December 31, 2024, the Fund adopted FASB Accounting Standards Update No. 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures, (ASU 2023-07), which requires incremental disclosures related to a public entity’s reportable segments. The Fund operates as a single reportable segment, an investment company whose investment objective is included in Note 1. In connection with the adoption of ASU 2023-07, the Fund’s President has been designated as the Fund’s Chief Operating Decision Maker (CODM), who is responsible for assessing the performance of the Fund’s single segment and deciding how to allocate the segment’s resources. To perform this function, the CODM reviews the information in the Fund’s Financial Statements.
2  Distributions to Shareholders and Income Tax Information
It is the present policy of the Fund to make quarterly distributions of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.
The tax character of distributions declared for the years ended December 31, 2024 and December 31, 2023 was as follows:
	Year Ended December 31,
	2024	2023
Ordinary income	$16,623,326	$17,015,957
Long-term capital gains	$45,346,937	$28,085,848
14

Eaton Vance
Large-Cap Value Fund
December 31, 2024
Notes to Financial Statements — continued

During the year ended December 31, 2024, distributable earnings was decreased by $55,620,215 and paid-in capital was increased by $55,620,215 due to the Fund’s use of equalization accounting and differences between book and tax accounting for redemptions in-kind. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.
As of December 31, 2023, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
Undistributed ordinary income	$ 167,421
Undistributed long-term capital gains	32,759,973
Net unrealized appreciation	271,102,086
Distributable earnings	$304,029,480
The cost and unrealized appreciation (depreciation) of investments of the Fund at December 31, 2024, as determined on a federal income tax basis, were as follows:
Aggregate cost	$1,180,303,370
Gross unrealized appreciation	$294,026,267
Gross unrealized depreciation	(22,923,119)
Net unrealized appreciation	$271,103,148
3  Investment Adviser Fee and Other Transactions with Affiliates
The investment adviser fee is earned by Boston Management and Research (BMR), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory services rendered to the Fund. The fee is computed at an annual rate as a percentage of the Fund’s average daily net assets as follows and is payable monthly:
Average Daily Net Assets	Annual Fee Rate
Up to $2 billion	0.625%
$2 billion but less than $5 billion	0.600%
$5 billion but less than $10 billion	0.575%
$10 billion but less than $15 billion	0.555%
$15 billion but less than $20 billion	0.540%
$20 billion but less than $25 billion	0.530%
$25 billion and over	0.520%
For the year ended December 31, 2024, the investment adviser fee amounted to $9,274,556 or 0.625% of the Fund’s average daily net assets. The Fund may invest in a money market fund, the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Government Portfolio (the “Liquidity Fund”), an open-end management investment company managed by Morgan Stanley Investment Management Inc., a wholly-owned subsidiary of Morgan Stanley. The investment adviser fee paid by the Fund is reduced by an amount equal to its pro rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Fund. For the year ended December 31, 2024, the investment adviser fee paid was reduced by $25,315 relating to the Fund’s investment in the Liquidity Fund. Eaton Vance Management (EVM), an affiliate of BMR and an indirect, wholly-owned subsidiary of Morgan Stanley, serves as the administrator of the Fund, but receives no compensation.
EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended December 31, 2024, EVM earned $84,916 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $7,310 as its portion of the sales charge on sales of Class A shares for the year ended December 31, 2024. The Fund was informed that Morgan Stanley affiliated broker-dealers, which may be deemed to be affiliates of EVM, BMR and EVD, also received a portion of the sales charge on sales of Class A shares for the year ended December 31, 2024 in the amount of $5,079. EVD also received distribution and service fees from Class A, Class C and Class R shares (see Note 4) and contingent deferred sales charges (see Note 5).
15

Eaton Vance
Large-Cap Value Fund
December 31, 2024
Notes to Financial Statements — continued

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. Certain officers and Trustees of the Fund are officers of the above organizations.
4  Distribution Plans
The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended December 31, 2024 amounted to $1,526,232 for Class A shares.
The Fund also has in effect distribution plans for Class C shares (Class C Plan) and Class R shares (Class R Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended December 31, 2024, the Fund paid or accrued to EVD $92,188 for Class C shares.
The Class R Plan requires the Fund to pay EVD an amount up to 0.50% per annum of its average daily net assets attributable to Class R shares for providing ongoing distribution services and facilities to the Fund. The Trustees of the Trust have currently limited Class R distribution payments to 0.25% per annum of the average daily net assets attributable to Class R shares. For the year ended December 31, 2024, the Fund paid or accrued to EVD $94,639 for Class R shares.
Pursuant to the Class C and Class R Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended December 31, 2024 amounted to $30,729 and $94,639 for Class C and Class R shares, respectively.
Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).
5  Contingent Deferred Sales Charges
A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within 12 months of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 12 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended December 31, 2024, the Fund was informed that EVD received less than $100 and $424 of CDSCs paid by Class A and Class C shareholders, respectively.
6  Purchases and Sales of Investments
Purchases and sales of investments, other than short-term obligations and in-kind transactions, aggregated $1,099,297,283 and $1,132,851,005, respectively, for the year ended December 31, 2024. In-kind sales for the year ended December 31, 2024 aggregated $123,542,391.
16

Eaton Vance
Large-Cap Value Fund
December 31, 2024
Notes to Financial Statements — continued

7  Shares of Beneficial Interest
The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Sales and redemptions of Class I shares include shares purchased and redeemed in connection with the ReFlow liquidity program, a program designed to provide an alternative liquidity source for mutual funds experiencing net redemptions of their shares. Transactions in Fund shares, including direct exchanges pursuant to share class conversions, were as follows:
	Year Ended December 31, 2024		Year Ended December 31, 2023
	Shares	Amount	Shares	Amount
Class A
Sales	882,327	$ 22,473,256	1,066,383	$ 24,329,547
Issued to shareholders electing to receive payments of distributions in Fund shares	844,119	22,139,420	694,393	15,722,094
Redemptions	(3,432,321)	(87,249,264)	(4,248,782)	(96,362,892)
Net decrease	(1,705,875)	$(42,636,588)	(2,488,006)	$(56,311,251)
Class C
Sales	54,839	$ 1,373,474	88,828	$ 2,048,686
Issued to shareholders electing to receive payments of distributions in Fund shares	12,630	335,843	11,023	251,399
Redemptions	(189,013)	(4,792,678)	(242,186)	(5,540,480)
Net decrease	(121,544)	$ (3,083,361)	(142,335)	$ (3,240,395)
Class I
Sales	8,094,249	$206,654,149	11,047,494	$252,816,591
Issued to shareholders electing to receive payments of distributions in Fund shares	1,013,736	26,678,691	865,082	19,677,957
Redemptions	(10,711,991)	(272,900,250)	(16,902,275)	(385,496,834)
Net decrease	(1,604,006)	$(39,567,410)	(4,989,699)	$(113,002,286)
Class R
Sales	126,558	$ 3,192,757	178,546	$ 4,053,377
Issued to shareholders electing to receive payments of distributions in Fund shares	52,378	1,371,379	46,283	1,044,891
Redemptions	(464,555)	(11,858,835)	(454,814)	(10,232,588)
Net decrease	(285,619)	$ (7,294,699)	(229,985)	$ (5,134,320)
Class R6
Sales	348,872	$ 9,015,591	1,821,435	$ 41,712,495
Issued to shareholders electing to receive payments of distributions in Fund shares	141,177	3,714,746	128,718	2,931,489
Redemptions	(1,190,423)	(30,128,074)	(2,606,767)	(60,263,415)
Net decrease	(700,374)	$(17,397,737)	(656,614)	$(15,619,431)
17

Eaton Vance
Large-Cap Value Fund
December 31, 2024
Notes to Financial Statements — continued

8  Line of Credit
The Fund participates with other portfolios and funds managed by BMR and its affiliates in a $650 million unsecured revolving line of credit agreement with a group of banks, which is in effect through October 21, 2025. Borrowings are made by the Fund solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Fund based on its borrowings generally at an amount above either the Secured Overnight Financing Rate (SOFR) or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2024, an arrangement fee totaling $150,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended December 31, 2024.
9  Securities Lending Agreement
The Fund has established a securities lending agreement with State Street Bank and Trust Company (SSBT) as securities lending agent in which the Fund lends portfolio securities to qualified borrowers in exchange for collateral consisting of either cash or securities issued or guaranteed by the U.S. government or its agencies or instrumentalities in an amount at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is delivered to the Fund on the next business day. Cash collateral is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market fund registered under the 1940 Act. The Fund earns interest on the amount invested but it must pay (and at times receive from) the broker a loan rebate fee computed as a varying percentage of the collateral received. For security loans secured by non-cash collateral, the Fund earns a negotiated lending fee from the borrower. A portion of the income earned by the Fund from its investment of cash collateral, net of rebate fees, and lending fees received is allocated to SSBT for its services as lending agent and the portion allocated to the Fund is presented as securities lending income, net on the Statement of Operations. Non-cash collateral is held by the lending agent on behalf of the Fund and cannot be sold or re-pledged by the Fund; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.
The Fund is subject to possible delay in the recovery of loaned securities. Pursuant to the securities lending agreement, SSBT has provided indemnification to the Fund in the event of default by a borrower with respect to a loan. The Fund bears the risk of loss with respect to the investment of cash collateral.
At December 31, 2024, the value of the securities loaned and the value of the collateral received, which exceeded the value of the securities loaned, amounted to $10,629,776 and $10,892,657, respectively. Collateral received was comprised of cash of $1,554,864 and U.S. government and/or agencies securities of $9,337,793. The securities lending transactions have no contractual maturity date and each of the Fund and borrower has the option to terminate a loan at any time.
The following table provides a breakdown of securities lending transactions accounted for as secured borrowings, the obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2024.
	Remaining Contractual Maturity of the Transactions
	Overnight and Continuous	<30 days	30 to 90 days	>90 days	Total
Common Stocks	$1,554,864	$ —	$ —	$ —	$1,554,864
The carrying amount of the liability for collateral for securities loaned at December 31, 2024 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 11) at December 31, 2024.
10   Affiliated Investments
At December 31, 2024, the value of the Fund's investment in funds that may be deemed to be affiliated was $10,834,635, which represents 0.7% of the Fund's net assets. Transactions in such investments by the Fund for the year ended December 31, 2024 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Shares, end of period
Short-Term Investments
Liquidity Fund	$6,634,055	$455,690,358	$(451,489,778)	$ —	$ —	$10,834,635	$901,602	10,834,635
18

Eaton Vance
Large-Cap Value Fund
December 31, 2024
Notes to Financial Statements — continued

11  Fair Value Measurements
Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.
•	Level 1 – quoted prices in active markets for identical investments
•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including a fund's own assumptions in determining the fair value of investments)
In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
At December 31, 2024, the hierarchy of inputs used in valuing the Fund's investments, which are carried at fair value, were as follows:
Asset Description	Level 1	Level 2	Level 3	Total
Common Stocks:
Communication Services	$ 68,073,409	$ —	$ —	$ 68,073,409
Consumer Discretionary	75,990,248	—	—	75,990,248
Consumer Staples	100,305,422	—	—	100,305,422
Energy	97,417,256	—	—	97,417,256
Financials	260,097,199	12,107,191	—	272,204,390
Health Care	272,065,827	—	—	272,065,827
Industrials	231,539,211	—	—	231,539,211
Information Technology	103,459,189	—	—	103,459,189
Materials	59,899,491	—	—	59,899,491
Real Estate	73,899,094	—	—	73,899,094
Utilities	84,163,482	—	—	84,163,482
Total Common Stocks	$1,426,909,828	$12,107,191*	$ —	$1,439,017,019
Short-Term Investments:
Affiliated Fund	$ 10,834,635	$ —	$ —	$ 10,834,635
Securities Lending Collateral	1,554,864	—	—	1,554,864
Total Investments	$1,439,299,327	$ 12,107,191	$ —	$1,451,406,518
*	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.
19

Eaton Vance
Large-Cap Value Fund
December 31, 2024
Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Special Investment Trust and Shareholders of Eaton Vance Large-Cap Value Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Eaton Vance Large-Cap Value Fund (the “Fund”) (one of the funds constituting Eaton Vance Special Investment Trust), including the portfolio of investments, as of December 31, 2024, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2024, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
February 21, 2025
We have served as the auditor of one or more Eaton Vance investment companies since 1959.
20

Eaton Vance
Large-Cap Value Fund
December 31, 2024
Federal Tax Information (Unaudited)

The Form 1099-DIV you received in February 2025 showed the tax status of all distributions paid to your account in calendar year 2024. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations and capital gains dividends.
Qualified Dividend Income. For the fiscal year ended December 31, 2024, the Fund designates approximately $25,748,724, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.
Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2024 ordinary income dividends, 100% qualifies for the corporate dividends received deduction.
Capital Gains Dividends. The Fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2024, $84,842,512 or, if subsequently determined to be different, the net capital gain of such year.
21

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EHSTX-NCSR    12.31.24

Eaton Vance
Small-Cap Fund
Annual Financial Statements and
Additional Information
December 31, 2024

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the prospectus and/or statement of additional information, which can be obtained by calling 1-800-262-1122 or from a financial intermediary. Prospective investors should read the prospectus carefully before investing.

Annual Financial Statements and Additional Information December 31, 2024
Eaton Vance
Small-Cap Fund
Items 8, 9 and 11 of Form N-CSR are Not Applicable. For Item 10 of Form N-CSR, see Item 7.

Eaton Vance
Small-Cap Fund
December 31, 2024
Portfolio of Investments

Common Stocks — 98.0%
Security	Shares	Value
Aerospace & Defense — 2.6%
Hexcel Corp.	26,265	$ 1,646,816
Woodward, Inc.	16,825	2,800,016
		$ 4,446,832
Automobile Components — 2.5%
Dorman Products, Inc.(1)	33,111	$ 4,289,530
		$ 4,289,530
Banks — 10.4%
Commerce Bancshares, Inc.	80,548	$ 5,018,946
Community Financial System, Inc.	68,277	4,211,325
First Financial Bankshares, Inc.	89,796	3,237,146
SouthState Corp.	37,955	3,775,763
Stock Yards Bancorp, Inc.	20,918	1,497,938
		$ 17,741,118
Building Products — 5.8%
AAON, Inc.	25,222	$ 2,968,125
AZEK Co., Inc.(1)	64,890	3,080,328
CSW Industrials, Inc.	5,933	2,093,163
Hayward Holdings, Inc.(1)	111,508	1,704,957
		$ 9,846,573
Capital Markets — 4.3%
Cohen & Steers, Inc.	36,275	$ 3,349,633
Stifel Financial Corp.	37,271	3,953,708
		$ 7,303,341
Chemicals — 2.4%
Balchem Corp.	10,053	$ 1,638,589
Quaker Chemical Corp.	17,596	2,476,813
		$ 4,115,402
Consumer Staples Distribution & Retail — 2.3%
Casey's General Stores, Inc.	1,946	$ 771,064
Chefs' Warehouse, Inc.(1)	17,963	885,935
Performance Food Group Co.(1)	26,167	2,212,420
		$ 3,869,419
Security	Shares	Value
Containers & Packaging — 2.7%
AptarGroup, Inc.	29,382	$ 4,615,912
		$ 4,615,912
Distributors — 0.8%
LKQ Corp.	35,541	$ 1,306,132
		$ 1,306,132
Diversified Consumer Services — 1.0%
Bright Horizons Family Solutions, Inc.(1)	16,032	$ 1,777,147
		$ 1,777,147
Diversified REITs — 2.7%
Essential Properties Realty Trust, Inc.	145,676	$ 4,556,745
		$ 4,556,745
Electric Utilities — 2.2%
IDACORP, Inc.	33,564	$ 3,667,874
		$ 3,667,874
Electronic Equipment, Instruments & Components — 1.6%
Badger Meter, Inc.	13,101	$ 2,778,984
		$ 2,778,984
Financial Services — 1.2%
Euronet Worldwide, Inc.(1)	19,767	$ 2,032,838
		$ 2,032,838
Food Products — 1.4%
J&J Snack Foods Corp.	10,744	$ 1,666,717
Lancaster Colony Corp.	4,328	749,350
		$ 2,416,067
Ground Transportation — 1.4%
Landstar System, Inc.	14,309	$ 2,459,145
		$ 2,459,145
Health Care Equipment & Supplies — 1.7%
Integer Holdings Corp.(1)	15,160	$ 2,009,003
Neogen Corp.(1)	78,657	954,896
		$ 2,963,899
Health Care Providers & Services — 7.0%
Addus HomeCare Corp.(1)	28,036	$ 3,514,313
Chemed Corp.	5,660	2,998,668

1
See Notes to Financial Statements.

Eaton Vance
Small-Cap Fund
December 31, 2024
Portfolio of Investments — continued

Security	Shares	Value
Health Care Providers & Services (continued)
Option Care Health, Inc.(1)	101,426	$ 2,353,083
U.S. Physical Therapy, Inc.	34,747	3,082,406
		$ 11,948,470
Hotels, Restaurants & Leisure — 5.6%
Aramark	86,433	$ 3,224,815
Choice Hotels International, Inc.	6,069	861,677
Texas Roadhouse, Inc.	3,695	666,689
Wyndham Hotels & Resorts, Inc.	48,023	4,840,238
		$ 9,593,419
Household Durables — 0.4%
Meritage Homes Corp.	4,626	$ 711,571
		$ 711,571
Industrial REITs — 3.0%
EastGroup Properties, Inc.	17,132	$ 2,749,515
Terreno Realty Corp.	40,525	2,396,648
		$ 5,146,163
Insurance — 8.1%
AMERISAFE, Inc.	26,621	$ 1,372,046
First American Financial Corp.	25,047	1,563,935
RLI Corp.	22,423	3,695,983
Selective Insurance Group, Inc.	34,929	3,266,560
White Mountains Insurance Group Ltd.	1,993	3,876,505
		$ 13,775,029
Machinery — 8.3%
Albany International Corp., Class A	32,428	$ 2,593,267
Atmus Filtration Technologies, Inc.	59,380	2,326,508
Donaldson Co., Inc.	30,099	2,027,168
ESCO Technologies, Inc.	17,497	2,330,775
Franklin Electric Co., Inc.	23,853	2,324,475
Middleby Corp.(1)	18,532	2,510,160
		$ 14,112,353
Media — 0.5%
John Wiley & Sons, Inc., Class A	19,817	$ 866,201
		$ 866,201
Professional Services — 2.8%
CBIZ, Inc.(1)	59,083	$ 4,834,762
		$ 4,834,762
Security	Shares	Value
Semiconductors & Semiconductor Equipment — 2.6%
Allegro MicroSystems, Inc.(1)	77,182	$ 1,687,199
Diodes, Inc.(1)	31,106	1,918,307
Universal Display Corp.	5,331	779,392
		$ 4,384,898
Software — 4.9%
CCC Intelligent Solutions Holdings, Inc.(1)	242,942	$ 2,849,710
Clearwater Analytics Holdings, Inc., Class A(1)	61,958	1,705,084
nCino, Inc.(1)	23,438	787,048
Progress Software Corp.	24,816	1,616,762
SPS Commerce, Inc.(1)	8,045	1,480,200
		$ 8,438,804
Specialized REITs — 0.9%
CubeSmart	36,837	$ 1,578,466
		$ 1,578,466
Specialty Retail — 3.5%
Group 1 Automotive, Inc.	4,513	$ 1,902,139
RH(1)	2,662	1,047,737
Valvoline, Inc.(1)	81,985	2,966,217
		$ 5,916,093
Textiles, Apparel & Luxury Goods — 0.3%
Steven Madden Ltd.	9,860	$ 419,247
		$ 419,247
Trading Companies & Distributors — 3.1%
Core & Main, Inc., Class A(1)	80,106	$ 4,078,197
Herc Holdings, Inc.	6,122	1,159,078
		$ 5,237,275
Total Common Stocks (identified cost $128,716,578)		$167,149,709

2
See Notes to Financial Statements.

Eaton Vance
Small-Cap Fund
December 31, 2024
Portfolio of Investments — continued

Short-Term Investments — 2.1%
Security	Shares	Value
Morgan Stanley Institutional Liquidity Funds - Government Portfolio, Institutional Class, 4.43%(2)	3,597,661	$ 3,597,661
Total Short-Term Investments (identified cost $3,597,661)		$ 3,597,661
Total Investments — 100.1% (identified cost $132,314,239)		$170,747,370
Other Assets, Less Liabilities — (0.1)%		$ (110,762)
Net Assets — 100.0%		$170,636,608
The percentage shown for each investment category in the Portfolio of Investments is based on net assets.
(1)	Non-income producing security.
(2)	May be deemed to be an affiliated investment company (see Note 9). The rate shown is the annualized seven-day yield as of December 31, 2024.
Abbreviations:
REITs	– Real Estate Investment Trusts
3
See Notes to Financial Statements.

Eaton Vance
Small-Cap Fund
December 31, 2024
Statement of Assets and Liabilities

December 31, 2024
Assets
Unaffiliated investments, at value (identified cost $128,716,578)	$167,149,709
Affiliated investments, at value (identified cost $3,597,661)	3,597,661
Dividends receivable	167,255
Dividends receivable from affiliated investments	12,464
Receivable for Fund shares sold	61,397
Receivable from affiliates	26,938
Trustees' deferred compensation plan	18,772
Total assets	$171,034,196
Liabilities
Payable for Fund shares redeemed	$107,995
Payable to affiliates:
Investment adviser fee	112,104
Administration fee	22,501
Distribution and service fees	11,345
Trustees' fees	2,578
Trustees' deferred compensation plan	18,772
Payable for custodian fee	27,691
Payable for transfer and dividend disbursing agent fees	32,502
Payable for legal and accounting services	44,935
Accrued expenses	17,165
Total liabilities	$397,588
Net Assets	$170,636,608
Sources of Net Assets
Paid-in capital	$130,234,220
Distributable earnings	40,402,388
Net Assets	$170,636,608
Class A Shares
Net Assets	$26,663,574
Shares Outstanding	1,730,385
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$15.41
Maximum Offering Price Per Share (100 ÷ 94.75 of net asset value per share)	$16.26
Class C Shares
Net Assets	$5,146,319
Shares Outstanding	454,043
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$11.33
Class I Shares
Net Assets	$136,856,032
Shares Outstanding	7,676,232
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$17.83
4
See Notes to Financial Statements.

Eaton Vance
Small-Cap Fund
December 31, 2024
Statement of Assets and Liabilities — continued

December 31, 2024
Class R Shares
Net Assets	$1,970,683
Shares Outstanding	136,759
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$14.41
On sales of $50,000 or more, the offering price of Class A shares is reduced.
*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.
5
See Notes to Financial Statements.

Eaton Vance
Small-Cap Fund
December 31, 2024
Statement of Operations

Year Ended
December 31, 2024
Investment Income
Dividend income	$2,046,058
Dividend income from affiliated investments	151,774
Total investment income	$2,197,832
Expenses
Investment adviser fee	$1,238,083
Administration fee	247,617
Distribution and service fees:
Class A	63,368
Class C	48,607
Class R	7,080
Trustees’ fees and expenses	10,367
Custodian fee	47,219
Transfer and dividend disbursing agent fees	139,465
Legal and accounting services	53,580
Printing and postage	22,384
Registration fees	62,496
Miscellaneous	18,907
Total expenses	$1,959,173
Deduct:
Waiver and/or reimbursement of expenses by affiliates	$257,479
Total expense reductions	$257,479
Net expenses	$1,701,694
Net investment income	$496,138
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment transactions	$7,283,735
Net realized gain	$7,283,735
Change in unrealized appreciation (depreciation):
Investments	$10,851,249
Net change in unrealized appreciation (depreciation)	$10,851,249
Net realized and unrealized gain	$18,134,984
Net increase in net assets from operations	$18,631,122
6
See Notes to Financial Statements.

Eaton Vance
Small-Cap Fund
December 31, 2024
Statements of Changes in Net Assets

	Year Ended December 31,
	2024	2023
Increase (Decrease) in Net Assets
From operations:
Net investment income	$496,138	$450,681
Net realized gain	7,283,735	2,351,334
Net change in unrealized appreciation (depreciation)	10,851,249	12,763,011
Net increase in net assets from operations	$18,631,122	$15,565,026
Distributions to shareholders:
Class A	$(680,887)	$(154,952)
Class C	(170,710)	(33,613)
Class I	(3,331,054)	(990,384)
Class R	(60,736)	(3,353)
Total distributions to shareholders	$(4,243,387)	$(1,182,302)
Transactions in shares of beneficial interest:
Class A	$516,394	$299,740
Class C	340,200	834,998
Class I	10,320	11,471,668
Class R	946,896	454,713
Net increase in net assets from Fund share transactions	$1,813,810	$13,061,119
Net increase in net assets	$16,201,545	$27,443,843
Net Assets
At beginning of year	$154,435,063	$126,991,220
At end of year	$170,636,608	$154,435,063
7
See Notes to Financial Statements.

Eaton Vance
Small-Cap Fund
December 31, 2024
Financial Highlights

	Class A
	Year Ended December 31,
	2024	2023	2022	2021	2020
Net asset value — Beginning of year	$14.11	$12.77	$15.59	$14.69	$13.19
Income (Loss) From Operations
Net investment income (loss)(1)	$0.02	$0.02	$(0.00)(2)	$(0.04)	$0.00(2)
Net realized and unrealized gain (loss)	1.69	1.42	(2.41)	3.10	1.66
Total income (loss) from operations	$1.71	$1.44	$(2.41)	$3.06	$1.66
Less Distributions
From net investment income	$(0.02)	$(0.02)	$—	$—	$—
From net realized gain	(0.39)	(0.08)	(0.41)	(2.16)	(0.16)
Total distributions	$(0.41)	$(0.10)	$(0.41)	$(2.16)	$(0.16)
Net asset value — End of year	$15.41	$14.11	$12.77	$15.59	$14.69
Total Return(3)	11.93%	11.28%	(15.53)%	21.18%	12.73%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$26,664	$24,053	$21,475	$28,882	$26,683
Ratios (as a percentage of average daily net assets):(4)
Total expenses	1.36%	1.38%	1.39%	1.38%	1.46%
Net expenses	1.21%(5)	1.21%(5)	1.21%(5)	1.21%	1.21%
Net investment income (loss)	0.12%	0.14%	(0.02)%	(0.25)%	0.01%
Portfolio Turnover	38%	42%	53%	55%	71%
(1)	Computed using average shares outstanding.
(2)	Amount is less than $0.005 or $(0.005), as applicable.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(4)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(5)	Includes a reduction by the investment adviser of a portion of its adviser fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended December 31, 2024, 2023 and 2022).
8
See Notes to Financial Statements.

Eaton Vance
Small-Cap Fund
December 31, 2024
Financial Highlights — continued

	Class C
	Year Ended December 31,
	2024	2023	2022	2021	2020
Net asset value — Beginning of year	$10.53	$9.61	$11.88	$11.63	$10.55
Income (Loss) From Operations
Net investment loss(1)	$(0.07)	$(0.06)	$(0.08)	$(0.13)	$(0.07)
Net realized and unrealized gain (loss)	1.26	1.06	(1.83)	2.44	1.31
Total income (loss) from operations	$1.19	$1.00	$(1.91)	$2.31	$1.24
Less Distributions
From net realized gain	$(0.39)	$(0.08)	$(0.36)	$(2.06)	$(0.16)
Total distributions	$(0.39)	$(0.08)	$(0.36)	$(2.06)	$(0.16)
Net asset value — End of year	$11.33	$10.53	$9.61	$11.88	$11.63
Total Return(2)	11.06%	10.46%	(16.17)%	20.25%	11.93%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$5,146	$4,469	$3,299	$3,254	$3,517
Ratios (as a percentage of average daily net assets):(3)
Total expenses	2.11%	2.13%	2.14%	2.13%	2.21%
Net expenses	1.96%(4)	1.96%(4)	1.96%(4)	1.96%	1.96%
Net investment loss	(0.62)%	(0.59)%	(0.74)%	(1.01)%	(0.76)%
Portfolio Turnover	38%	42%	53%	55%	71%
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes a reduction by the investment adviser of a portion of its adviser fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended December 31, 2024, 2023 and 2022).
9
See Notes to Financial Statements.

Eaton Vance
Small-Cap Fund
December 31, 2024
Financial Highlights — continued

	Class I
	Year Ended December 31,
	2024	2023	2022	2021	2020
Net asset value — Beginning of year	$16.26	$14.70	$17.87	$16.57	$14.83
Income (Loss) From Operations
Net investment income(1)	$0.06	$0.06	$0.04	$0.00(2)	$0.04
Net realized and unrealized gain (loss)	1.96	1.63	(2.76)	3.51	1.87
Total income (loss) from operations	$2.02	$1.69	$(2.72)	$3.51	$1.91
Less Distributions
From net investment income	$(0.06)	$(0.05)	$(0.02)	$(0.02)	$(0.01)
From net realized gain	(0.39)	(0.08)	(0.43)	(2.19)	(0.16)
Total distributions	$(0.45)	$(0.13)	$(0.45)	$(2.21)	$(0.17)
Net asset value — End of year	$17.83	$16.26	$14.70	$17.87	$16.57
Total Return(3)	12.23%	11.54%	(15.31)%	21.46%	13.05%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$136,856	$124,995	$101,802	$111,052	$82,716
Ratios (as a percentage of average daily net assets):(4)
Total expenses	1.11%	1.13%	1.14%	1.13%	1.21%
Net expenses	0.96%(5)	0.96%(5)	0.96%(5)	0.96%	0.96%
Net investment income	0.37%	0.40%	0.25%	0.01%	0.27%
Portfolio Turnover	38%	42%	53%	55%	71%
(1)	Computed using average shares outstanding.
(2)	Amount is less than $0.005.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(4)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(5)	Includes a reduction by the investment adviser of a portion of its adviser fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended December 31, 2024, 2023 and 2022).
10
See Notes to Financial Statements.

Eaton Vance
Small-Cap Fund
December 31, 2024
Financial Highlights — continued

	Class R
	Year Ended December 31,
	2024	2023	2022	2021	2020
Net asset value — Beginning of year	$13.25	$12.01	$14.69	$13.93	$12.54
Income (Loss) From Operations
Net investment loss(1)	$(0.01)	$(0.01)	$(0.03)	$(0.08)	$(0.03)
Net realized and unrealized gain (loss)	1.57	1.33	(2.27)	2.93	1.58
Total income (loss) from operations	$1.56	$1.32	$(2.30)	$2.85	$1.55
Less Distributions
From net investment income	$(0.01)	$—	$—	$—	$—
From net realized gain	(0.39)	(0.08)	(0.38)	(2.09)	(0.16)
Total distributions	$(0.40)	$(0.08)	$(0.38)	$(2.09)	$(0.16)
Net asset value — End of year	$14.41	$13.25	$12.01	$14.69	$13.93
Total Return(2)	11.61%	11.03%	(15.73)%	20.82%	12.51%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$1,971	$917	$414	$455	$569
Ratios (as a percentage of average daily net assets):(3)
Total expenses	1.61%	1.63%	1.64%	1.63%	1.71%
Net expenses	1.46%(4)	1.46%(4)	1.46%(4)	1.46%	1.46%
Net investment loss	(0.07)%	(0.10)%	(0.25)%	(0.53)%	(0.25)%
Portfolio Turnover	38%	42%	53%	55%	71%
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes a reduction by the investment adviser of a portion of its adviser fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended December 31, 2024, 2023 and 2022).
11
See Notes to Financial Statements.

Eaton Vance
Small-Cap Fund
December 31, 2024
Notes to Financial Statements

1  Significant Accounting Policies
Eaton Vance Small-Cap Fund (the Fund) is a diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is to seek long-term capital appreciation. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Effective November 5, 2020, Class C shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Class I and Class R shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses.
The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.
A  Investment Valuation—The following methodologies are used to determine the market value or fair value of investments.
Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices.
Other. Investments in management investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value as of the close of each business day.
Fair Valuation. In connection with Rule 2a-5 of the 1940 Act, the Trustees have designated the Fund’s investment adviser as its valuation designee. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued by the investment adviser, as valuation designee, at fair value using methods that most fairly reflect the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
B  Investment Transactions—Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.
C  Income—Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities.
D  Federal Taxes—The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.
As of December 31, 2024, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
E  Expenses—The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.
F  Use of Estimates—The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.
G  Indemnifications—Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business,
12

Eaton Vance
Small-Cap Fund
December 31, 2024
Notes to Financial Statements — continued

the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
H  Segment Reporting—During the year ended December 31, 2024, the Fund adopted FASB Accounting Standards Update No. 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures, (ASU 2023-07), which requires incremental disclosures related to a public entity’s reportable segments. The Fund operates as a single reportable segment, an investment company whose investment objective is included in Note 1. In connection with the adoption of ASU 2023-07, the Fund’s President has been designated as the Fund’s Chief Operating Decision Maker (CODM), who is responsible for assessing the performance of the Fund’s single segment and deciding how to allocate the segment’s resources. To perform this function, the CODM reviews the information in the Fund’s Financial Statements.
2  Distributions to Shareholders and Income Tax Information
It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.
The tax character of distributions declared for the years ended December 31, 2024 and December 31, 2023 was as follows:
	Year Ended December 31,
	2024	2023
Ordinary income	$460,256	$383,393
Long-term capital gains	$3,783,131	$798,909
During the year ended December 31, 2024, distributable earnings was decreased by $743,821 and paid-in capital was increased by $743,821 due to the Fund’s use of equalization accounting. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.
As of December 31, 2024, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
Undistributed ordinary income	$ 19,296
Undistributed long-term capital gains	3,326,202
Net unrealized appreciation	37,056,890
Distributable earnings	$40,402,388
The cost and unrealized appreciation (depreciation) of investments of the Fund at December 31, 2024, as determined on a federal income tax basis, were as follows:
Aggregate cost	$133,690,480
Gross unrealized appreciation	$41,373,833
Gross unrealized depreciation	(4,316,943)
Net unrealized appreciation	$37,056,890
13

Eaton Vance
Small-Cap Fund
December 31, 2024
Notes to Financial Statements — continued

3  Investment Adviser Fee and Other Transactions with Affiliates
The investment adviser fee is earned by Boston Management and Research (BMR), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory services rendered to the Fund. The fee is computed at an annual rate as a percentage of the Fund’s average daily net assets as follows and is payable monthly:
Average Daily Net Assets	Annual Fee Rate
Up to $500 million	0.7500%
$500 million but less than $1 billion	0.6875%
$1 billion but less than $1.5 billion	0.6250%
$1.5 billion but less than $2 billion	0.5625%
$2 billion but less than $3 billion	0.5000%
$3 billion and over	0.4375%
For the year ended December 31, 2024, the Fund’s investment adviser fee amounted to $1,238,083 or 0.75% of the Fund’s average daily net assets. The Fund may invest in a money market fund, the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Government Portfolio (the “Liquidity Fund”), an open-end management investment company managed by Morgan Stanley Investment Management Inc., a wholly-owned subsidiary of Morgan Stanley. The investment adviser fee paid by the Fund is reduced by an amount equal to its pro rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Fund. For the year ended December 31, 2024, the investment adviser fee paid was reduced by $4,293 relating to the Fund’s investment in the Liquidity Fund.
The administration fee is earned by Eaton Vance Management (EVM), an affiliate of BMR and an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended December 31, 2024, the administration fee amounted to $247,617.
EVM has agreed to reimburse the Fund's expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs, taxes or litigation expenses) exceed 1.21%, 1.96%, 0.96% and 1.46% of the Fund's average daily net assets for Class A, Class C, Class I and Class R, respectively. This agreement may be changed or terminated after May 1, 2025. Pursuant to this agreement, EVM waived and/or reimbursed $253,186 of the Fund's operating expenses for the year ended December 31, 2024.
EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended December 31, 2024, EVM earned $9,601 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $10,167 as its portion of the sales charge on sales of Class A shares for the year ended December 31, 2024. The Fund was informed that Morgan Stanley affiliated broker-dealers, which may be deemed to be affiliates of EVM, BMR and EVD, also received a portion of the sales charge on sales of Class A shares for the year ended December 31, 2024 in the amount of $4,700. EVD also received distribution and service fees from Class A, Class C and Class R shares (see Note 4).
Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. Certain officers and Trustees of the Fund are officers of the above organizations.
4  Distribution Plans
The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended December 31, 2024 amounted to $63,368 for Class A shares.
The Fund also has in effect distribution plans for Class C shares (Class C Plan) and Class R shares (Class R Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended December 31, 2024, the Fund paid or accrued to EVD $36,455 for Class C shares.
14

Eaton Vance
Small-Cap Fund
December 31, 2024
Notes to Financial Statements — continued

The Class R Plan requires the Fund to pay EVD an amount up to 0.50% per annum of its average daily net assets attributable to Class R shares for providing ongoing distribution services and facilities to the Fund. The Trustees of the Trust have currently limited Class R distribution payments to 0.25% per annum of the average daily net assets attributable to Class R shares. For the year ended December 31, 2024, the Fund paid or accrued to EVD $3,540 for Class R shares.
Pursuant to the Class C and Class R Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended December 31, 2024 amounted to $12,152 and $3,540 for Class C and Class R shares, respectively.
Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).
5  Contingent Deferred Sales Charges
A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within 12 months of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 12 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended December 31, 2024, the Fund was informed that EVD received $454 of CDSCs paid by Class C shareholders and no CDSCs paid by Class A shareholders.
6  Purchases and Sales of Investments
Purchases and sales of investments, other than short-term obligations, aggregated $61,387,598 and $66,088,285, respectively, for the year ended December 31, 2024.
7  Shares of Beneficial Interest
The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares, including direct exchanges pursuant to share class conversions, were as follows:
	Year Ended December 31, 2024		Year Ended December 31, 2023
	Shares	Amount	Shares	Amount
Class A
Sales	307,778	$ 4,610,508	271,873	$ 3,715,678
Issued to shareholders electing to receive payments of distributions in Fund shares	40,551	659,764	11,173	149,716
Redemptions	(322,449)	(4,753,878)	(260,690)	(3,565,654)
Net increase	25,880	$ 516,394	22,356	$ 299,740
Class C
Sales	100,984	$ 1,111,134	119,883	$ 1,231,338
Issued to shareholders electing to receive payments of distributions in Fund shares	14,249	170,710	3,358	33,613
Redemptions	(85,531)	(941,644)	(42,249)	(429,953)
Net increase	29,702	$ 340,200	80,992	$ 834,998
15

Eaton Vance
Small-Cap Fund
December 31, 2024
Notes to Financial Statements — continued

	Year Ended December 31, 2024		Year Ended December 31, 2023
	Shares	Amount	Shares	Amount
Class I
Sales	2,210,087	$37,560,688	2,304,439	$35,547,563
Issued to shareholders electing to receive payments of distributions in Fund shares	175,360	3,302,026	62,815	970,486
Redemptions	(2,394,453)	(40,852,394)	(1,609,362)	(25,046,381)
Net increase (decrease)	(9,006)	$ 10,320	757,892	$11,471,668
Class R
Sales	103,036	$ 1,445,652	49,905	$ 649,748
Issued to shareholders electing to receive payments of distributions in Fund shares	3,991	60,736	266	3,353
Redemptions	(39,493)	(559,492)	(15,431)	(198,388)
Net increase	67,534	$ 946,896	34,740	$ 454,713
8  Line of Credit
The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $650 million unsecured revolving line of credit agreement with a group of banks, which is in effect through October 21, 2025. Borrowings are made by the Fund solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Fund based on its borrowings generally at an amount above either the Secured Overnight Financing Rate (SOFR) or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2024, an arrangement fee $150,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended December 31, 2024.
9  Affiliated Investments
At December 31, 2024, the value of the Fund's investment in funds that may be deemed to be affiliated was $3,597,661, which represents 2.1% of the Fund's net assets. Transactions in such investments by the Fund for the year ended December 31, 2024 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Shares, end of period
Short-Term Investments
Liquidity Fund	$823,913	$57,295,957	$(54,522,209)	$ —	$ —	$3,597,661	$151,774	3,597,661
10  Fair Value Measurements
Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.
•	Level 1 – quoted prices in active markets for identical investments
•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including a fund's own assumptions in determining the fair value of investments)
16

Eaton Vance
Small-Cap Fund
December 31, 2024
Notes to Financial Statements — continued

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
At December 31, 2024, the hierarchy of inputs used in valuing the Fund's investments, which are carried at fair value, were as follows:
Asset Description	Level 1	Level 2	Level 3	Total
Common Stocks	$167,149,709*	$ —	$ —	$167,149,709
Short-Term Investments	3,597,661	—	—	3,597,661
Total Investments	$ 170,747,370	$ —	$ —	$170,747,370
*	The level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.
17

Eaton Vance
Small-Cap Fund
December 31, 2024
Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Special Investment Trust and Shareholders of Eaton Vance Small-Cap Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Eaton Vance Small-Cap Fund (the “Fund”) (one of the funds constituting Eaton Vance Special Investment Trust), including the portfolio of investments, as of December 31, 2024, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2024, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
February 21, 2025
We have served as the auditor of one or more Eaton Vance investment companies since 1959.
18

Eaton Vance
Small-Cap Fund
December 31, 2024
Federal Tax Information (Unaudited)

The Form 1099-DIV you received in February 2025 showed the tax status of all distributions paid to your account in calendar year 2024. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations and capital gains dividends.
Qualified Dividend Income. For the fiscal year ended December 31, 2024, the Fund designates approximately $1,534,143, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.
Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2024 ordinary income dividends, 100% qualifies for the corporate dividends received deduction.
Capital Gains Dividends. The Fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2024, $6,760,292 or, if subsequently determined to be different, the net capital gain of such year.
19

This Page Intentionally Left Blank

ETEGX-NCSR    12.31.24

Item 8.	Changes in and Disagreements with Accountants for Open-End Management Investment Companies

Not applicable.

Item 9.	Proxy Disclosures for Open-End Management Investment Companies

Not applicable.

Item 10.	Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies

The information is disclosed as part of the Financial Statements included in Item 7 of this Form N-CSR.

Item 11.	Statement Regarding Basis for Approval of Investment Advisory Contract

Not applicable.

Item 12.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 13.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 14.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 15.	Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominee to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

Item 16.	Controls and Procedures

(a)

It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)

There have been no changes in the registrant’s internal control over financial reporting during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 18.	Recovery of Erroneously Awarded Compensation

Not applicable.

Item 19.	Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Principal Financial Officer’s Section 302 certification.

(a)(2)(ii)	Principal Executive Officer’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Special Investment Trust

By:	/s/ Kenneth A. Topping
Kenneth A. Topping
Principal Executive Officer

Date:	February 26, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Principal Financial Officer

Date:	February 26, 2025

By:	/s/ Kenneth A. Topping
Kenneth A. Topping
Principal Executive Officer

Date:	February 26, 2025